[VERSION A]


                             GROUP STRATEGIC EDGE(R)
                       THE BIG EDGE CHOICE(R) FOR NEW YORK
                              THE BIG EDGE PLUS(R)
                                    BIG EDGE


                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2003

    This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options. You may allocate payments and contract value to one or more of the subaccounts of the Phoenix Life Variable Accumulation Account ("Account") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.


THE PHOENIX EDGE SERIES FUND
   > Phoenix-Aberdeen International Series
   > Phoenix-AIM Mid-Cap Equity Series
   > Phoenix-Alliance/Bernstein Enhanced Index Series
   > Phoenix-Alliance/Bernstein Growth + Value Series
   > Phoenix-Duff & Phelps Real Estate Securities Series
   > Phoenix-Engemann Capital Growth Series
   > Phoenix-Engemann Small & Mid-Cap Growth Series
   > Phoenix-Goodwin Money Market Series
   > Phoenix-Goodwin Multi-Sector Fixed Income Series
   > Phoenix-Hollister Value Equity Series
   > Phoenix-Janus Flexible Income Series
   > Phoenix-Kayne Large-Cap Core Series
   > Phoenix-Kayne Small-Cap Quality Value Series
   > Phoenix-Lazard International Equity Select Series
   > Phoenix-Lazard Small-Cap Value Series
   > Phoenix-Lazard U.S. Multi-Cap Series
   > Phoenix-Lord Abbett Bond-Debenture Series
   > Phoenix-Lord Abbett Large-Cap Value Series
   > Phoenix-Lord Abbett Mid-Cap Value Series
   > Phoenix-MFS Investors Growth Stock Series
   > Phoenix-MFS Investors Trust Series
   > Phoenix-MFS Value Series
   > Phoenix-Northern Dow 30 Series
   > Phoenix-Northern Nasdaq-100 Index(R) Series
   > Phoenix-Oakhurst Growth and Income Series
   > Phoenix-Oakhurst Strategic Allocation Series
   > Phoenix-Sanford Bernstein Global Value Series
   > Phoenix-Sanford Bernstein Mid-Cap Value Series
   > Phoenix-Sanford Bernstein Small-Cap Value Series
   > Phoenix-Seneca Mid-Cap Growth Series
   > Phoenix-Seneca Strategic Theme Series
   > Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
   > AIM V.I. Capital Appreciation Fund
   > AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
   > Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
   > Federated Fund for U.S. Government Securities II
   > Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
   > VIP Contrafund(R) Portfolio
   > VIP Growth Opportunities Portfolio
   > VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
   > Mutual Shares Securities Fund
   > Templeton Developing Markets Securities Fund *
   > Templeton Foreign Securities Fund
   > Templeton Global Asset Allocation Fund *
   > Templeton Growth Securities Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
   > Scudder VIT EAFE(R) Equity Index Fund
   > Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
   > Technology Portfolio

WANGER ADVISORS TRUST
   > Wanger Foreign Forty
   > Wanger International Small Cap
   > Wanger Twenty
   > Wanger U.S. Smaller Companies

* Not available for new investors

    The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.

    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.

    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 2003, has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below.


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:        [envelope]  PHOENIX LIFE INSURANCE COMPANY
                                                              ANNUITY OPERATIONS DIVISION
                                                              PO Box 8027
                                                              Boston, MA 02266-8027
                                                  [telephone] TEL. 800/541-0171

                                TABLE OF CONTENTS


Heading                                                    Page
---------------------------------------------------------------


SUMMARY OF EXPENSES.......................................    3
CONTRACT SUMMARY .........................................    7
FINANCIAL HIGHLIGHTS......................................    8
PERFORMANCE HISTORY.......................................    8
THE VARIABLE ACCUMULATION ANNUITY.........................    8
PHOENIX AND THE ACCOUNT...................................    8
INVESTMENTS OF THE ACCOUNT ...............................    9
GIA.......................................................    9
PURCHASE OF CONTRACTS ....................................   10
DEDUCTIONS AND CHARGES....................................   10
   Premium Tax ...........................................   10
   Surrender Charges .....................................   10
   Charges for Mortality and Expense Risks ...............   11
   Charges for Administrative Services ...................   11
   Other Charges .........................................   11
THE ACCUMULATION PERIOD...................................   11
   Accumulation Units ....................................   11
   Accumulation Unit Values ..............................   12
   Transfers .............................................   12
   Optional Programs and Benefits.........................   12
   Surrender of Contract; Partial Withdrawals ............   15
   Lapse of Contract .....................................   15
   Payment Upon Death Before Maturity Date................   15
BIG EDGE CHOICE(R) FOR NEW YORK CONTRACTS.................   16
   Surrender Charges......................................   16
   Daily Administrative Fee...............................   16
   Maturity Date..........................................   16
   Ownership of the Contract..............................   16
   Payment Upon Death Before Maturity Date................   16
   Transfers..............................................   17
GROUP STRATEGIC EDGE(R) CONTRACTS.........................   17
   Allocated Group Contracts .............................   17
   Unallocated Group Contracts ...........................   18
THE ANNUITY PERIOD .......................................   18
   Variable Accumulation Annuity Contracts................   18
   Annuity Payment Options ...............................   19
   Other Conditions ......................................   20
   Payment Upon Death After Maturity Date ................   21
VARIABLE ACCOUNT VALUATION PROCEDURES.....................   21
MISCELLANEOUS PROVISIONS .................................   21
   Assignment.............................................   21
   Deferment of Payment ..................................   21
   Free Look Period.......................................   22
   Amendments to Contracts ...............................   22
   Substitution of Fund Shares ...........................   22
   Ownership of the Contract .............................   22
FEDERAL INCOME TAXES .....................................   22
   Introduction ..........................................   22
   Income Tax Status......................................   22
   Taxation of Annuities in General--Non-Qualified Plans .   23
SALES OF VARIABLE ACCUMULATION CONTRACTS .................   28
STATE REGULATION .........................................   28
REPORTS ..................................................   28
VOTING RIGHTS ............................................   28
TEXAS OPTIONAL RETIREMENT PROGRAM ........................   29
LEGAL MATTERS ............................................   29
SAI.......................................................   29
APPENDIX A - INVESTMENT OPTIONS...........................  A-1
APPENDIX B - GLOSSARY OF SPECIAL TERMS....................  B-1
APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES.................  C-1
APPENDIX D - FINANCIAL HIGHLIGHTS.........................  D-1

SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
    The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract.

------------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES
    Surrender Charge (1) (as a percentage of amount surrendered) for the following contracts:

    BIG EDGE, BIG EDGE PLUS(R), GROUP STRATEGIC EDGE(R)- ALLOCATED
    --------------------------------------------------------------
       Age of Payment in Complete Years 0  ...........     6%
       Age of Payment in Complete Years 1  ...........     5%
       Age of Payment in Complete Years 2  ...........     4%
       Age of Payment in Complete Years 3  ...........     3%
       Age of Payment in Complete Years 4  ...........     2%
       Age of Payment in Complete Years 5  ...........     1%
       Age of Payment in Complete Years 6 and thereafter  None

    GROUP STRATEGIC EDGE(R) - UNALLOCATED
       Age of Payment in Complete Years 0  ...........     6%
       Age of Payment in Complete Years 4  ...........     5%
       Age of Payment in Complete Years 5  ...........     4%
       Age of Payment in Complete Years 6  ...........     3%
       Age of Payment in Complete Years 7  ...........     2%
       Age of Payment in Complete Years 8  ...........     1%
       Age of Payment in Complete Years 10+...........    None

    BIG EDGE CHOICE(R) FOR NEW YORK
       Age of Payment in Complete Years 0  ...........     7%
       Age of Payment in Complete Years 1  ...........     6%           These tables describe the fees and expenses that you
       Age of Payment in Complete Years 2  ...........     5%           will pay at the time that you purchase the contract,
       Age of Payment in Complete Years 3  ...........     4%           surrender the contract or transfer value between the
       Age of Payment in Complete Years 4  ...........     3%           subaccounts. State premium taxes may also be deducted.
       Age of Payment in Complete Years 5  ...........     2%
       Age of Payment in Complete Years 6  ...........     1%
       Age of Payment in Complete Years 7+ ...........    None

    Transfer Charge *(2)
       Current .......................................    None
       Maximum........................................    $10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE(3)
    BIG EDGE, BIG EDGE PLUS(R) AND  BIG EDGE CHOICE(R) FOR
    NEW YORK
       Maximum fee   .................................    $35

    GROUP STRATEGIC EDGE(R) - ALLOCATED
       Current fee per participant....................    $15           These tables describe the fees and expenses that you will
       Maximum fee per participant   .................    $30           pay periodically  during the time that you own the contract,
    GROUP STRATEGIC EDGE(R) - UNALLOCATED                               not including annual fund fees and expenses.
       Current fee per group contract.................   $300
       Maximum fee per group contract ................   $500

    GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
    RIDER FEE (4) (as a percentage of the
    guaranteed annuitization value)...................   .40%

ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average account value) for the following contracts:
    BIG EDGE
    Mortality and Expense Risk Fee.................... 1.000%
    Daily Administrative Fee.......................... 0.000%
    Total Separate Account Annual Expenses............ 1.000%
------------------------------------------------------------------------------------------------------------------------------------

(1) A surrender charge is taken from the proceeds when a contract is surrendered or when an amount is withdrawn if the premium has not been held under the contract for a certain period of time. See "Deductions and Charges--Surrender Charges."

(2) This charge is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options.

(3) We reserve the right to impose a transfer charge of up to $10 per transfer after the first 2 transfers in each contract year.

(4) The GMIB is an optional rider. The fee for this rider will be deducted annually on the contract anniversary, only if the rider is selected.

------------------------------------------------------------------------------------------------------------------------------------
    BIG EDGE PLUS,(R) GROUP STRATEGIC EDGE(R) (ALLOCATED &
    UNALLOCATED)
    Mortality and Expense Risk Fee....................   1.250%
    Daily Administrative Fee..........................   0.000%
    Total Separate Account Annual Expenses............   1.250%

    BIG EDGE CHOICE(R) FOR NEW YORK
    Mortality and Expense Risk Fee....................   1.250%
    Daily Administrative Fee..........................   0.125%
Total Separate Account Annual Expenses................   1.375%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES                                         This table shows the minimum and maximum total operating
                                              Minimum   Maximum        expenses for the year ended 12/31/02, charged by the fund
    Total Annual Fund Operating Expenses                               companies that you may pay periodically during the time that
    (expenses that are deducted from the                               you own the contract. More detail concerning the funds' fees
    fund assets include management fees,                               and total and net fund operating expenses can be found after
    12b-1 fees and other expenses)........   0.32%    22.60%        the Expense Examples and are contained in the fund
                                                                       prospectuses.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EXPENSE EXAMPLES

    If you surrender your contract at the end of the applicable time period, your maximum costs would be:


    BIG EDGE, BIG EDGE PLUS,(R) GROUP STRATEGIC EDGE(R) (ALLOCATED &
    UNALLOCATED)
               1 Year       3 Years     5 Years    10 Years
               --------------------------------------------
               $2,641       $5,602      $7,558      $10,043

    BIG EDGE CHOICE(R) FOR NEW YORK                                     These examples are intended to help you compare the cost
               1 Year       3 Years     5 Years    10 Years             of investing in the contract with the cost of investing in
               --------------------------------------------             other variable annuity contracts. These costs include
               $2,843       $5,878      $7,779     $10,043              contract owner transaction expenses, contract fees, separate account annual expenses and the maximum fund fees and
    If you annuitize your contract at the end of the applicable time    expenses that were charged for the year ended 12/31/02.
    period, your maximum costs would be:
                                                                        The examples assume that you invest $10,000 in the contract
    BIG EDGE, BIG EDGE PLUS,(R) GROUP STRATEGIC EDGE(R) (ALLOCATED &    the time periods indicated. The examples also assume that
    UNALLOCATED)                                                        your investment has a 5% return each year and assumes the
               1 Year       3 Years     5 Years    10 Years             maximum fees and expenses of any of the funds. Your actual
               --------------------------------------------             costs may be higher or lower based on these assumptions.
               $2,641       $5,602      $7,497     $10,043


    BIG EDGE CHOICE(R) FOR NEW YORK
               1 Year       3 Years     5 Years    10 Years
               --------------------------------------------
               $2,843       $5,878      $7,509     $10,043

    If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

    BIG EDGE, BIG EDGE PLUS,(R) GROUP STRATEGIC EDGE(R) (ALLOCATED &
    UNALLOCATED)
               1 Year       3 Years     5 Years    10 Years
               --------------------------------------------
               $2,205       $5,414      $7,497     $10,043

    BIG EDGE CHOICE(R) FOR NEW YORK
               1 Year       3 Years     5 Years    10 Years
               --------------------------------------------
               $2,213       $5,428      $7,509     $10,043

------------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)

------------------------------------------------------------------------------------------------------------------------------
                                                                        Rule
                                                      Investment        12b-1      Other Operating       Total Annual Fund
                     Series                         Management Fee      Fees          Expenses               Expenses
------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                          0.75%           N/A            0.30% (5)               1.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                              0.85%           N/A            2.58% (3)               3.43%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index               0.45%           N/A            0.28% (2)               0.73%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value               0.85%           N/A            2.91% (3)               3.76%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities            0.75%           N/A            0.37% (4)               1.12%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                         0.65%           N/A            0.10% (3)               0.75%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                 0.90%           N/A            1.32% (4)               2.22%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                            0.40%           N/A            0.16% (3)               0.56%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income               0.50%           N/A            0.19% (3)               0.69%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                          0.70%           N/A            0.31% (3)               1.01%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                           0.80%           N/A            0.54% (3)               1.34%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core (6)                        0.70%           N/A           13.62% (1)              14.32%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value (6)               0.90%           N/A           21.70% (1)              22.60%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select (6)          0.90%           N/A            9.36% (1)              10.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value (6)                      0.90%           N/A            5.26% (1)               6.16%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap (6)                       0.80%           N/A            7.34% (1)               8.14%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture (6)                  0.75%           N/A            6.28% (1)               7.03%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value (6)                 0.75%           N/A            8.51% (1)               9.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value (6)                   0.85%           N/A            9.20% (1)              10.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                      0.75%           N/A            0.23% (3)               0.98%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                             0.75%           N/A            4.73% (3)               5.48%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                       0.75%           N/A            1.84% (3)               2.59%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                 0.35%           N/A            0.76% (3)               1.11%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                    0.35%           N/A            2.37% (3)               2.72%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                      0.70%           N/A            0.25% (3)               0.95%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                   0.58%           N/A            0.12% (3)               0.70%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                  0.90%           N/A            1.67% (3)               2.57%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%           N/A            0.35% (3)               1.40%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%           N/A            0.59% 3                 1.64%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                           0.80%           N/A            0.34% 4                 1.14%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                          0.75%           N/A            0.25% 4                 1.00%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth          0.85%           N/A            8.48% 1                 9.33%(7)
------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.
(5) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.
(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
(7) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                          Net Annual                                                      Net Annual
                                                          ----------                                                      ----------
                                          Reimbursements     Fund                                          Reimbursements    Fund
                                          --------------     ----                                          --------------    ----
Series                                      & Waivers      Expenses  Series                                  & Waivers     Expenses
------                                      ---------      --------  ------                                  ---------     --------
Phoenix-AIM Mid-Cap Equity                    (2.33%)        1.10%   Phoenix-Lazard U.S. Multi-Cap            (7.19%)       0.95%
Phoenix-Alliance/Bernstein Enhanced Index     (0.08%)        0.65%   Phoenix-Lord Abbett Bond-Debenture       (6.13%)       0.90%
Phoenix-Alliance/Bernstein Growth + Value     (2.66%)        1.10%   Phoenix-Lord Abbett Large-Cap Value      (8.36%)       0.90%
Phoenix-Duff & Phelps Real Estate Securities  (0.02%)        1.10%   Phoenix-Lord Abbett Mid-Cap Value        (9.05%)       1.00%
Phoenix-Engemann Small & Mid-Cap Growth       (0.97%)        1.25%   Phoenix-MFS Investors Trust              (4.48%)       1.00%
Phoenix-Hollister Value Equity                (0.06%)        0.95%   Phoenix-MFS Value                        (1.59%)       1.00%
Phoenix-Janus Flexible Income                 (0.29%)        1.05%   Phoenix-Northern Dow 30                  (0.51%)       0.60%
Phoenix-Kayne Large-Cap Core                 (13.47%)        0.85%   Phoenix-Northern Nasdaq-100 Index(R)     (2.12%)       0.60%
Phoenix-Kayne Small-Cap Quality Value        (21.55%)        1.05%   Phoenix-Sanford Bernstein Global Value   (1.42%)       1.15%
Phoenix-Lazard International Equity Select    (9.21%)        1.05%   Phoenix-Sanford Bernstein Mid-Cap Value  (0.10%)       1.30%
Phoenix-Lazard Small-Cap Value                (5.11%)        1.05%   Phoenix-Sanford Bernstein                (0.34%)       1.30%
                                                                       Small-Cap Value
                                                                     Phoenix-State Street Research            (8.33%)       1.00%
                                                                       Small-Cap Growth

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net Annual
                                                                  Rule                                              Fund Expenses
                                                   Investment  12b-1 or      Other                                      After
                                                   Management   Service    Operating   Total Annual  Reimbursements Reimbursements
                     Series                           Fee         Fees     Expenses   Fund Expenses    & Waivers      & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A        0.11%        0.96%         (0.00%)        0.96%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      0.25% (1)    0.12%        0.97%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares  0.60%      0.25% (1)    0.17%        1.02%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (2)                      0.58%       0.10%       0.10%        0.78%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio (2)               0.58%       0.10%       0.12%        0.80%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio (2)                             0.58%       0.10%       0.09%        0.77%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60% (3)   0.25%       0.21%        1.06%         (0.01%)        1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         1.25%       0.25%       0.33%        1.83%         (0.00%)        1.83%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    0.70% (3)   0.25%       0.20%        1.15%         (0.02%)        1.13%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund               0.62% (3)   0.25%       0.21%        1.08%         (0.02%)        1.06%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund (4)                 0.81%       0.25%       0.06%        1.12%         (0.00%)        1.12%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (5)            0.45%        N/A        0.47%        0.92%         (0.27%)        0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund (6)                0.20%        N/A        0.12%        0.32%         (0.02%)        0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%        N/A        0.49%        1.29%            --            --9
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (8)                             1.00%        N/A        0.55%        1.55%         (0.10%)        1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.24%        N/A        0.23%        1.47%         (0.00%)        1.47%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        0.95%        N/A        0.23%        1.18%         (0.00%)        1.18%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.94%        N/A        0.11%        1.05%         (0.00%)        1.05%
----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund, .68% for the Templeton Foreign Securities Fund and .60% for the Templeton Global Asset Allocation Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


   Series                                                      Reimbursements & Waivers        Net Annual Fund Expenses
   ------                                                      ------------------------        ------------------------
   Federated Fund for U.S. Government Securities II                   (0.25%)                           0.72%
   Federated High Income Bond Fund II - Primary Shares                (0.25%)                           0.77%
   VIP Contrafund(R) Portfolio                                        (0.04%)                           0.74%
   VIP Growth Opportunities Portfolio                                 (0.03%)                           0.77%
   VIP Growth Portfolio                                               (0.06%)                           0.71%
   Technology Portfolio                                               (0.14%)                           1.15%

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

CONTRACT SUMMARY
--------------------------------------------------------------------------------

    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.


OVERVIEW
    The contract offers a dynamic idea in retirement planning. It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that they likely would not benefit from the tax deferral provided by an annuity contract, and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

    The contract offers a combination of investment options both variable and fixed. Investments in the subaccounts provide returns that are variable and depend upon the performance of the underlying funds. Allocations to the GIA produce guaranteed interest earnings subject to certain conditions.

    You also may select from many different variable and fixed annuity payout options, some of which offer retirement income payments that you cannot outlive. See "The Annuity Period--Annuity Options."


INVESTMENT FEATURES

FLEXIBLE PAYMENTS
> You may make payments anytime until the maturity date.

> You can vary the amount and frequency of your payments.

> Other than the minimum initial payment, there are no required payments.

MINIMUM CONTRIBUTION

>         Generally, the minimum initial payment is $1,000.



ALLOCATION OF PREMIUMS AND CONTRACT VALUE

> Payments are invested in one or more of the subaccounts and the GIA.

> Transfers between the subaccounts and into the GIA can be made anytime.
  Transfers from the GIA are subject to rules discussed in the "GIA" and in "The Accumulation Period--Transfers."


> The contract value varies with the investment performance of the funds and is not guaranteed.

> The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulation at rates set by us (minimum-- 4%).


WITHDRAWALS
> You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge and premium tax.

> During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial surrender without a surrender charge. After that, you can surrender up to 10% of the contract value as of the last contract anniversary without a surrender charge.

> Withdrawals may be subject to the 10% penalty tax. See "Federal Income
  Taxes--Penalty Tax on Certain Surrenders and Withdrawals."


DEATH BENEFIT
    The contract provides for payment on the death of the owner or the annuitant anytime before the maturity date of the contract.


DEDUCTIONS AND CHARGES

GENERALLY
> No deductions are made from payments.

> A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period.

> No deduction for surrender charges after the annuity period has begun, unless you make unscheduled withdrawals under Annuity Payment Options K or L.

> If we impose a surrender charge, it is on a first-in, first-out basis.

> No surrender charge is imposed if the annuitant or owner dies before the date that annuity payments will begin.

> A declining surrender charge is assessed on withdrawals in excess of 10% of the account value, based on the date the payments are deposited:

BIG EDGE, BIG EDGE PLUS(R) AND GROUP STRATEGIC EDGE - ALLOCATED CONTRACTS:

--------------------------------------------------------------
Percent               6%   5%    4%    3%    2%    1%    0%
--------------------------------------------------------------
Age of Payment in    0     1     2     3     4     5     6
Complete Years
--------------------------------------------------------------

GROUP STRATEGIC EDGE(R) - UNALLOCATED CONTRACTS:

--------------------------------------------------------------
Percent               6%   5%    4%    3%    2%    1%    0%
--------------------------------------------------------------
Age of Payment in   0 - 4   5     6     7     8     9    10+
Complete Years
--------------------------------------------------------------

BIG EDGE CHOICE FOR NEW YORK CONTRACTS:

--------------------------------------------------------------
Percent              7%   6%   5%   4%    3%   2%   1%   0%
--------------------------------------------------------------
Age of Payment in     0    1    2    3    4     5    6   7+
Complete Years
--------------------------------------------------------------

    See "Deductions and Charges--Surrender Charges" for a detailed discussion.

FROM THE ACCOUNT
> Mortality and expense risk fee--1.25% annually. See "Charges for Mortality and Expense Risks."

> The daily administrative fee--.125% annually. Applies to individual contracts issued in New York on or after May 1, 1997. See " Big Edge Choice(R) for New York--Daily Administrative Fee."

OTHER CHARGES OR DEDUCTIONS

  o Premium Taxes--taken from the contract value upon annuitization. o Phoenix will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. See "Premium Tax" and Appendix C.

o Administrative Fee--$35 each year.

    See "Deductions and Charges" for a detailed description of contract charges.

    In addition, certain charges are deducted from the assets of the funds for investment management services. See the prospectuses for the funds for more information.

ADDITIONAL INFORMATION

FREE LOOK PERIOD
    You have the right to review the contract. If you are not satisfied you may return it within 10 days after you receive it and cancel the contract. You will receive in cash the adjusted value of the initial payment, however, if applicable state law requires, we will return the full amount of the initial payment.

    See "Free Look Period" for a detailed discussion.

LAPSE
    If on any valuation date the total contract value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the contract value, the contract will immediately terminate and lapse without value.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past 10 years, or since the subaccount began operations, if less. These tables are highlights only. More information is in the SAI and in the Annual Report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.


    There are different financial highlight tables in this prospectus, please be sure you refer to the appropriate table for your contract. The tables are set forth in Appendix D.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of the investment management fees, daily administrative fees, annual contract fees, mortality and expense risk charges, and deferred surrender charges deducted from redemptions after 1 and 5 years. See the SAI for more information.


THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------

    The individual deferred variable accumulation annuity contract (the "contract") issued by Phoenix is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner and annuitant under a contract who bear the risk of investment gain or loss rather than Phoenix. To the extent that payments are not allocated to the GIA, the amounts which will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA. The monthly annuity payments will vary according to the investment experience of the selected investment options. However, a fixed annuity may be elected, in which case, Phoenix will guarantee specified monthly annuity payments.

    You select the investment objective of each contract on a continuing basis by directing the allocation of payments and the reallocation of the contract value among the GIA or the subaccounts.


PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------

    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix

Companies, Inc., a newly formed, publicly traded Delaware corporation.

    Our executive office is at One American Row, Hartford, Connecticut 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

    On June 21, 1982, we established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision of the management or investment practices or policies of the Account or Phoenix.

    On July 1, 1992, the Account's domicile was transferred to New York. Under New York law and the contracts, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses of Phoenix. The assets of the Account may not be used to pay liabilities arising out of any other business that Phoenix may conduct. Obligations under the contracts are obligations of Phoenix Life Insurance Company.

    Contributions to the GIA are not invested in the Account; rather, they become part of the Phoenix general account (the "General Account"). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the GIA, see the section titled, "GIA."


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS
> The Phoenix Edge Series Fund
> AIM Variable Insurance Funds
> The Alger American Fund
> Federated Insurance Series
> Fidelity(R) Variable Insurance Products
> Franklin Templeton Variable Insurance Products Trust
> Scudder Investment VIT Funds
> The Universal Institutional Funds, Inc.
> Wanger Advisors Trust

     For additional information concerning the available investment options, please see Appendix A.

    Each investment option is subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing us at the address or telephone number provided on the first page of this prospectus.

    The shares of the funds are not directly offered to the public. Shares of the funds are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the funds may be offered to separate accounts of other insurance companies.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. Currently, we do not foresee any such differences or disadvantages at this time. However, we intend to monitor for any material conflicts and will determine what action, if any should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the fund or shares of another fund may be substituted.

INVESTMENT ADVISORS AND SUBADVISORS
    For a complete list of advisors and subadvisors, please see Appendix A.

SERVICES OF THE ADVISORS
    The advisors and subadvisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.


GIA
--------------------------------------------------------------------------------

    In addition to the Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. Generally, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

> Year One:       25% of the total value
> Year Two:       33% of remaining value
> Year Three:     50% of remaining value
> Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures, however, may be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------

    We require minimum initial payments of:

>   Non-qualified plans--$1,000

>   Individual Retirement Annuity--$1,000

>   Bank draft program--$25
    o You may authorize your bank to draw $25 or more from your personal checking account monthly to purchase Units in any available subaccount, or for deposit in the GIA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial payment is $25. This payment must accompany the application. Each subsequent payment under a contract must be at least $25.

>   Qualified plans--$1,000 annually

    o Contracts purchased in connection with tax-qualified or employer-sponsored plans-- a minimum annual payment of $1,000 is required.

>   Contracts with a maturity date in the first contract year--$10,000

    Generally, a contract may not be purchased for a proposed annuitant who is 81 years of age or older. Total payments in excess of $1,000,000 cannot be made without the permission of Phoenix. While the annuitant is living and the contract is in force, payments may be made anytime before the maturity date of a contract.

    Payments received under the contracts will be allocated in any combination to any subaccount or the GIA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the Phoenix-Goodwin Money Market subaccount. See "Free Look Period." Changes in the allocation of payments will be effective as of receipt by VPMO of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

    In certain circumstances, we may reduce the initial or subsequent payment amount we accept for a contract. Qualifications for such reduction follow:

>   the makeup and size of the prospective group; or

>   the method and frequency of payments; and
> the amount of compensation to be paid to Registered Representative(s) on each payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the payment is received. We reserve the right to change these rules from time to time.


DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

PREMIUM TAX

    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, the status of Phoenix within those states and the insurance tax laws of those states. Phoenix will pay any premium tax due and will reimburse itself only upon the earlier of partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. For a list of states and premium taxes, see Appendix C of this prospectus.

SURRENDER CHARGES

    A deduction for surrender charges for this contract may be taken from proceeds of partial withdrawals or complete surrender of the contract. The amount (if any) of a surrender charge depends on whether your payments are held under the contract for a certain period of time. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Option K or L below. See "Annuity Options." Any surrender charge is imposed on a first-in, first-out basis.

    Up to 10% of the contract value may be withdrawn in a contract year, either in a lump sum or by multiple scheduled or unscheduled amounts without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be based on the contract value at the time of the first partial withdrawal. In subsequent years, the 10% will be based on the previous contract anniversary value. The deduction for surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, is as follows:

---------------------------------------------------------------
Percent               6%    5%    4%    3%    2%    1%    0%
---------------------------------------------------------------
Age of Payment in     0     1     2     3     4     5     6+
Complete Years
---------------------------------------------------------------

    If the annuitant or owner dies before the maturity date of the contract, the surrender charge described in the table above will not apply.

    The total deferred surrender charges on a contract will never exceed 9% of total payments, and the applicable level of surrender charge cannot be changed with respect to outstanding contracts. Surrender charges imposed in connection with partial surrenders will be deducted from the subaccounts and the GIA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by Phoenix from the assets of the General Account.

CHARGES FOR MORTALITY AND EXPENSE RISKS
    While you bear the investment risk of the series in which you invest, once the contract has been converted to a fixed annuity, the annuity payments are guaranteed by us. We assume the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that our expenses may be higher than the deductions for such expenses.

    In assuming the mortality risk, we agree to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the contract, to the annuitant or other payee for as long as he or she may live.

    To compensate for assuming these risks, we charge each subaccount the daily equivalent of .40% annually of the current value of the subaccount's net assets for mortality risks assumed and the daily equivalent of .85% annually for expense risks assumed. (See the contract schedule pages.) No mortality and expense risk charge is deducted from the GIA. If the charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to Phoenix.

    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

CHARGES FOR ADMINISTRATIVE SERVICES
    We are responsible for administering the contract. In doing so, we maintain an account for each owner and annuitant, make all disbursements of benefits, furnish administrative and clerical services for each contract. We also make disbursements to pay obligations chargeable to the Account, maintain the accounts, records and other documents relating to the business of the Account required by regulatory authorities, cause the maintenance of the registration and qualification of the Account under laws administered by the SEC, prepare and distribute notices and reports to owners, and the like. We also reimburse Phoenix Equity Planning Corporation ("PEPCO") for any expenses incurred by it as "principal underwriter."

    To cover certain of its costs of administration, such as preparation of billings and statements of account, Phoenix generally charges each contract $35 each year prior to the contract's maturity date. A reduced charge may apply in certain situations. This charge is deducted from each subaccount and the GIA in which you are invested on a pro rata basis. This charge may be decreased but will never increase. This charge is deducted on the contract anniversary date for services rendered during the preceding contract year. Upon surrender of a contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs.

    If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the Maturity Date will be deducted from each annuity payment in equal amounts.

    We may reduce the annual administrative charges for contracts issued under tax-qualified plans other than IRAs, and for group or sponsored arrangements such as Internal Revenue Code Section 403(b) or 457 Plans. Generally, administrative costs per contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the contracts are purchased and other factors. The amount of reduction will be considered on a case-by-case basis but will be applied in a uniform, nondiscriminatory manner that reflects the reduced administrative costs expected as a result of sales to a particular group or sponsored arrangement.

    No surrender or annual administrative charges will be deducted for contracts sold to registered representatives of the principal underwriter or to officers, directors and employees of Phoenix or its affiliates and their spouses; or to employees or agents who retire from Phoenix or its affiliates or PEPCO, or its affiliates or to registered representatives of broker-dealers with whom PEPCO has selling agreements.

OTHER CHARGES
    As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.


THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

    The accumulation period is that time before annuity payments begin that your payments into the contract remain invested.

ACCUMULATION UNITS

    Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned unless you request us to hold it while the application is completed. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such Units next determined after the receipt of the payment at our Annuity Operations Division. The number of accumulation units of a subaccount purchased with a specific payment will be determined by dividing the payment by the value of an accumulation unit in that subaccount next determined after receipt of the payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.

ACCUMULATION UNIT VALUES
    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

TRANSFERS

    You may, anytime up to 30 days prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts or the GIA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of written notice of election in a form satisfactory to us. A transfer among subaccounts or the GIA does not automatically change the payment allocation schedule of your contract.

    You may also request transfers and changes in payment allocations among available subaccounts or the GIA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Unless you elect in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes also will be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These telephone exchange and allocation change privileges may be modified or terminated at any time. In particular, during times of extreme market volatility, telephone privileges may be difficult to exercise. In such cases you should submit written instructions.

    Because excessive trading can hurt fund performance and harm all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.

    No surrender charge will be assessed when a transfer is made. The date a payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers. However, we reserve the right to charge a transfer fee of $10 per transfer after the first two transfers in each contract year to defray administrative costs. Currently, unlimited transfers are permitted. However, we reserve the right to change our policy to limit the number of transfers made to no more than six during each contract year.

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

OPTIONAL PROGRAMS AND BENEFITS

DOLLAR COST AVERAGING PROGRAM

    You also may elect to transfer funds automatically among the subaccounts or the GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA.

    Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or by writing to our

Annuity Operations Division to start another Dollar Cost Averaging Program.

    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or while the Asset Rebalancing Program is in effect. There is no charge for this service.

    The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market.

    We may at different times offer an Enhanced Dollar Cost Averaging Program. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program can only be transferred to the subaccounts and will not be subject to the Maximum GIA Percentage.

ASSET REBALANCING PROGRAM
    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semiannual or annual basis.

    Asset Rebalancing does not permit transfers to or from the GIA. There is no charge for this service.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market.

SYSTEMATIC WITHDRAWAL PROGRAM
    Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program.

    The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

    You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date.

INTEREST INVESTMENT PROGRAM
    We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the subaccounts under the separate account.

    You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

    You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

    Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

    The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

    The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDER

    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the oldest annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the oldest annuitant's 90th birthday.

GUARANTEED ANNUITIZATION VALUE
    On and before the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

    B= the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

    C= the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D=   any tax that may be due.

    After the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the guaranteed annuitization value on the contract anniversary following the older annuitant's 85th birthday.

    B= the sum of premium payments made after the contract anniversary following the older annuitant's 85th birthday.

    C= the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 85th birthday.

    D=   any tax that may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION
    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

EFFECTIVE ANNUAL RATE
    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1. each date we process a premium payment.
2. each date we process a transfer.
3. each date we process a withdrawal.


    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:


1. each date we process a premium payment.
2. each date we process a transfer.
3. each date we process a withdrawal.
4. each contract anniversary.

RIDER FEE
    The fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. We will deduct the rider fee on each contract anniversary that this rider is in effect and upon full surrender of the contract. The rider fee will be deducted from the total contract value with each subaccount and GIA if available bearing a pro rata share of such fee based on the proportionate contract value of each subaccount and GIA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value.

TERMINATION OF THIS RIDER
    This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the oldest annuitant's 90th birthday;

2.  the termination of the contract to which this rider is attached;


3. the date a death benefit becomes payable under the contract to which this rider is attached;


4. the date annuity payments commence under the contract to which this rider is attached; and

5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB ANNUITY PAYMENT OPTIONS
    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

--------------------------------------------------------------------------------

                    IMPORTANT INFORMATION REGARDING THE GMIB


    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

> The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

> The minimum monthly fixed annuity payment amount provided by the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than the contract value.

>   The GMIB is irrevocable once elected.

> You may not change any annuitant or joint annuitant while the GMIB is in effect.

> The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

> You should consult with a qualified financial advisor if you are considering the GMIB.

> The GMIB is only available if approved in your state and if we offer it for use with the contract.
--------------------------------------------------------------------------------

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS

    If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Annuity Payment Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge is available only on contracts issued on or after May 1, 1996, and will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes." The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans--Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge is imposed on a first-in, first-out basis.

    Any request for a withdrawal from, or complete surrender of, a contract should be mailed to our Annuity Operations Division.


LAPSE OF CONTRACT
    The contract will terminate and lapse without value, if on any valuation date:

>   the contract value is zero; or

> the premium tax reimbursement due on surrender or partial withdrawals is greater than or equal to the contract value (unless any contract value has been applied under one of the variable payment options).

    Phoenix will notify you in writing that the contract has lapsed.

PAYMENT UPON DEATH BEFORE MATURITY DATE

>   WHO RECEIVES PAYMENT
    o   DEATH OF AN OWNER/ANNUITANT
        If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the annuitant's beneficiary.

    o   DEATH OF AN ANNUITANT WHO IS NOT THE OWNER
        If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant. If there is no contingent annuitant, the death benefit will be paid to the annuitant's beneficiary.

    o   SPOUSAL BENEFICIARY CONTRACT CONTINUANCE
        If the spousal beneficiary continues the contract at the death of the owner/annuitant or owner who is not also the annuitant, the spousal beneficiary becomes the annuitant.

    o   CONTINGENT ANNUITANT CONTRACT CONTINUANCE
        Upon the death of the annuitant who is not the owner provided a contingent annuitant was named prior to the death of the annuitant, the contract will continue with the contingent annuitant becoming the annuitant.

    o   QUALIFIED CONTRACTS
        Under qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

        Death benefit payments must satisfy distribution rules. See "Federal Income Taxes--Qualified Plans."

    o   OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
        If the owner is not an individual, the death of the annuitant is treated as the death of the owner.

>   PAYMENT AMOUNT
    o UPON THE DEATH OF THE ANNUITANT OR OWNER/ANNUITANT WHO HAS NOT YET REACHED AGE 85

        1. Death occurring in the first 6-year period following the contract date--the greater of:

            a. 100% of payments, less any withdrawals; or

            b. the contract value as of the claim date.

        2. Death occurring in any subsequent 6-year period--the greater of:

            a. the death benefit that would have been payable at the end of the previous 6-year period, plus any payments, less any withdrawals made since that date; or

            b. the contract value as of the claim date.

    o   AFTER THE ANNUITANT'S 85TH BIRTHDAY

        The death benefit (less any deferred premium tax) equals the contract value (no surrender charge is imposed) on the claim date.

    o   DEATH OF AN OWNER WHO IS NOT THE ANNUITANT
        Upon the death of an owner who is not the annuitant, provided that there is no surviving joint owner, the death proceeds will be paid to the owner's beneficiary. The death benefit is equal to the cash surrender value.

    If the death benefit amount to be paid is less than $2,000, it will be paid in a single lump sum (see "Annuity Options"). Depending upon state law, the death benefit payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due. See "Deductions and Charges--Premium Tax" and "Federal Income Taxes--Distribution at Death."


BIG EDGE CHOICE(R) FOR NEW YORK CONTRACTS
--------------------------------------------------------------------------------

    New York individual contracts issued on or after May 1, 1997, have certain differences from the other individual contracts described in this prospectus. Other than the differences noted in this section, the contracts are the same as other individual contracts. These differences are reflected in the "Summary of Expenses for Big Edge Choice for New York contracts."

SURRENDER CHARGES

    A deduction for surrender charges for these contracts may be taken from proceeds of partial withdrawals or complete surrender of the contract. The amount (if any) of a surrender charge depends on whether your payments are held under the contract for a certain period of time. The surrender charge schedule is shown in the chart below. No surrender charge will be taken after the annuity period has begun, except with respect to unscheduled withdrawals under Options K or L. See "Annuity Payment Options." A surrender charge is not imposed on amounts payable because of the death of the annuitant or owner.

    Up to 10% of the contract value may be withdrawn in a contract year, either in a lump sum or by multiple scheduled or unscheduled amounts, without imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be based on the contract value at the time of the first partial withdrawal. In subsequent years, the 10% will be based on the previous contract anniversary value. The deduction for surrender charges, expressed as a percentage of the amounts redeemed greater than the 10% allowable amount up to a maximum of the total premium is as follows:

---------------------------------------------------------------
Percent                 7%   6%   5%   4%  3%   2%   1%   0%
---------------------------------------------------------------
Age of Payment in        0    1    2   3    4    5    6   7+
Complete Years
---------------------------------------------------------------

    If the annuitant or owner dies before the maturity date, the surrender charge described in the table above will not apply.

DAILY ADMINISTRATIVE FEE
    We also charge each subaccount the daily equivalent of 0.125% annually to cover its variable costs of administration (such as printing and distribution of materials pertaining to contract owner meetings). This fee is not deducted from the GIA, from contracts sold to registered representatives of PEPCO or broker-dealers with whom PEPCO has selling agreements, to officers, directors and employees of Phoenix or its affiliates and their spouses or to employees or agents who retire from Phoenix or its affiliates or PEPCO.

MATURITY DATE
    The maturity date cannot be earlier than five years from the inception of the contract, nor later than the contract anniversary nearest the annuitant's 90th birthday.

OWNERSHIP OF THE CONTRACT
    Joint ownership of the contract is not permitted.

PAYMENT UPON DEATH BEFORE MATURITY DATE

>   WHO RECEIVES PAYMENT
    o   DEATH OF AN OWNER/ANNUITANT
        If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the annuitant's beneficiary.

    o   DEATH OF AN ANNUITANT WHO IS NOT THE OWNER
        If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant. If there is no contingent annuitant, the death benefit will be paid to the annuitant's beneficiary.

    o   SPOUSAL BENEFICIARY CONTRACT CONTINUANCE
        If the spousal beneficiary continues the contract at the death of the owner/annuitant or owner who is not also the annuitant, the spousal beneficiary becomes the annuitant.

    o   CONTINGENT ANNUITANT CONTRACT CONTINUANCE
        Upon the death of the annuitant who is not the owner provided a contingent annuitant was named prior to the death of the annuitant, the contract will continue with the contingent annuitant becoming the annuitant.

    o   QUALIFIED CONTRACTS
         Under qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

         Death benefit payments must satisfy distribution rules. See "Federal Income Taxes--Qualified Plans."

    o   OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
        If the owner is not an individual, the death of the annuitant is treated as the death of the owner.

>   PAYMENT AMOUNT
    o UPON THE DEATH OF THE ANNUITANT OR OWNER/ANNUITANT WHO HAS NET YET REACHED AGE 85

        1. Death occurring in the first contract year--the greater of:

            a. 100% of payments, less any withdrawals; or

            b. the contract value as of the claim date.

        2. Death occurring in any subsequent contract year--the greater of:

            a. the death benefit that would have been payable at the end of the previous contract year, plus any payments, less any withdrawals made since that date; or

            b. the contract value as of the claim date.

    o   AFTER THE ANNUITANT'S 85TH BIRTHDAY
        The death benefit (less any deferred premium tax) equals the contract value (no surrender charge is imposed) on the claim date.

    o   DEATH OF AN OWNER WHO IS NOT THE ANNUITANT
        Upon the death of an owner who is not the annuitant, provided that there is no surviving joint owner, the death proceeds will be paid to the owner's beneficiary. The death benefit is the greater of:

        1. 100% of payments, less any withdrawals; or

        2. the contract Value as of the claim date.

    If the death benefit amount to be paid is less than $2,000, it will be paid in a single lump sum (see "Annuity Options"). Depending upon state law, the death benefit payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due. See "Deductions and Charges--Premium Tax" and "Federal Income Taxes--Distribution at Death."

TRANSFERS
    A contract owner may request transfers or allocation changes in writing only. Transfers or allocation changes may not be made by telephone.

GROUP STRATEGIC EDGE(R) CONTRACTS
--------------------------------------------------------------------------------


    Contracts may be purchased by employers (or trusts) to fund tax-qualified pension or profit-sharing plans such as defined contribution and defined benefit plans ("group contracts"). Group contracts may be purchased on an "allocated" or "unallocated" basis. In most respects, group contracts are the same as the contracts purchased on an individual basis described elsewhere in this prospectus; however, there are certain differences as described in this section. We may limit the payments made under a group contract to $1,000,000 and reserve the right to terminate a group contract after 20 years. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 18 months or longer. Please note that group contracts cannot participate in the optional Asset Rebalancing Program, Interest Investment Program, Enhanced Dollar Cost Averaging Program, and/or the Guaranteed
Minimum Income Benefit Rider.


ALLOCATED GROUP CONTRACTS
    Under an allocated group contract, the contract owner is the trust to whom the contract is issued. However, individual participant accounts are maintained and the contract owner passes on certain rights to the plan participants such as the right to choose subaccounts, and transfer amounts between subaccounts.

    Under an allocated group contract, a minimum initial purchase payment of $25 per participant account is required. Subsequent payments per participant account must be at least $25 and must total at least $300 per contract year. The annual administrative service charge under an allocated group contract is currently $15 per participant account; it is guaranteed not to exceed $30.

    If withdrawals occur within a certain number of years after deposit, a surrender charge will apply. (Please see description in section "Deductions and Charges--Surrender Charges.") Allocated group contracts do not have a 10% free withdrawal privilege. A surrender charge will not be applied if the withdrawal is for one of the following:

>   death of a participant

>   disability

>   demonstration of financial hardship

> separation from service or retirement (participant account has been maintained for a minimum of 5 years or age 55 or older)

>   participant loan

>   purchase of:
    o   annuity contract
    o   retired life certificate
    o   election of life expectancy distribution option

    Under group contracts issued in New York, the surrender charge will not be applied to amounts exceeding the total of payments made under the contract (calculated at their initial value). In addition, if the contract has been in force for at least 20 years and Phoenix terminates the contract, no surrender charge will apply.

    Not more than four transfers may be made from the GIA in any Participant Account Year and only one such transfer may be made in any 3-consecutive month period. The amount of such transfers out of the GIA in any one Participant Account Year may not exceed the greater of $1,000 or 25% of the Participant Account Value in the GIA as of the last day of the prior Participant Account Year.

    Upon the death of a participant, a death benefit will be paid to the contract owner. The contract owner may then distribute the death benefit in accordance with the terms of the plan. If the death occurred during the first six years following the contract date, this payment would be equal to the greater of: (a) the sum of all purchase payments made by the participant less any prior withdrawals or (b) the participant's accumulated value under the contract. If the death occurred during any subsequent six-year period, this payment would equal the greater of: (a) the death benefit that would have been payable at the end of the immediately preceding six-year period, plus any payments made and less any partial withdrawals since such date or (b) the participant's accumulated value under the contract.

    Loans and hardship withdrawals will be available under the Internal Revenue Code of 1986 Section 401(k) plans after January 1, 1996. If the plan permits loans, a partial withdrawal from the participant's contract value may be requested. The partial withdrawal for the loan must be at least $1,000 and the participant's remaining contract value must be at least $2,000. A contingent deferred sales charge will not apply to such a partial withdrawal. A $125 administrative charge per partial withdrawal will apply and this amount may be increased in the future. Loan repayments, including any interest, will be allocated to the participant's subaccounts in the same proportion as new payments. A plan loan partial withdrawal may not be made if a plan loan partial withdrawal is currently outstanding with respect to that Participant.

UNALLOCATED GROUP CONTRACTS
    Under an unallocated group contract, the contract owner is the trust to whom the contract is issued. The contract owner exercises all rights under the contract on behalf of plan participants; no participant accounts are maintained under the contract.

    Under an unallocated group contract, a minimum initial purchase payment of $5,000 is required and subsequent payments also must be at least $5,000. The annual administrative service charge under an unallocated group contract is currently $300; it is guaranteed not to exceed $500.

    If amounts are withdrawn in the early contract years, a surrender charge may apply unless the withdrawal is for the payment of a plan benefit related to the death or disability of a plan participant or the purchase of an individual annuity contract or Life Expectancy Distribution option from Phoenix. A deduction for a surrender charge for an unallocated group contract may be taken from the proceeds of a withdrawal from, or complete surrender of, the contract if the withdrawal is not related to the payment of a plan benefit or the purchase of an annuity as described above and the contract has not been held for a certain period of time (see chart below). However, withdrawals up to 15% of the payments made under a contract in the first contract year and up to 15% of the contract Value as of the previous contract anniversary may be made each year without imposition of a surrender charge for payment of plan benefits related to termination of employment or retirement. The deduction for surrender charges, expressed as a percentage of the amount withdrawn in excess of the 15% allowable amount, is as follows:

-------------------------------------------------------------
Percent              6%    5%    4%    3%    2%   1%    0%
-------------------------------------------------------------

Age of Payment in   0 - 4  5     6     7     8     9   10+
Complete Years

-------------------------------------------------------------

    Under group contracts issued in New York, the surrender charge will not be applied to amounts exceeding the total of purchase payments made under the contract (calculated at their initial value). In addition, if the contract has been in force for at least 20 years and Phoenix terminates the contract, no surrender charge will apply.

    Upon the death of a participant, a death benefit will be paid to the contract owner. The contract owner may then distribute the death benefit in accordance with the terms of the plan.

THE ANNUITY PERIOD
--------------------------------------------------------------------------------

    The annuity period is that period of time beginning after the end of the accumulation period and during which payments to you are made.

VARIABLE ACCUMULATION ANNUITY CONTRACTS

    Annuity payments will begin on the contract's maturity date if the annuitant is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a Fixed Payment Annuity is elected. No surrender charge is taken. Each contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with 10-Year Period Certain unless a different annuity option is elected by you. See "Annuity Payment Options." Under a Variable Payment Life Annuity with 10-Year Period Certain, annuity payments, which may vary in amount based on the performance of the subaccount selected, are made monthly for life and, if the annuitant dies within 10 years after the maturity date, the annuitant's beneficiary will be paid the payments remaining in the 10-year period. A different form of annuity may be elected by you prior to the maturity date. Once annuity payments have commenced, the Annuity Option may not be changed.

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Payment Option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Each contract specifies a provisional maturity date at the time of its issuance. You may subsequently elect a different maturity date. Generally, the maturity date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant's 95th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA.

    The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If a maturity date, which is different from the provisional maturity date, is not elected by you, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. See "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

ANNUITY PAYMENT OPTIONS

    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date automatically will be applied to provide a 10-year period certain variable payment monthly life annuity based on the life of the annuitant under Option I described below. Any annuity payments falling due after the death of the annuitant during the period certain will be paid to the annuitant's beneficiary. Each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates; however, if the current rate is higher, we'll apply the higher rate. The payment rate differs according to the annuity payment option selected and the age of the annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial payment will be calculated based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable income payments for such 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the contract and in the SAI.

    Instead of the 10-year period certain variable payment life annuity (see "Option I--Variable Payment Life Annuity with 10-Year Period Certain"), you may, by written request received by our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. If the maturity date occurs in the first contract year, only Options I, J, K, L, M or N may be elected. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Options K or L.

    The level of annuity payments payable under the following annuity payment options is based upon the option selected. In addition, factors such as the age at which payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable payment annuities) and the frequency of payments will effect the level of annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first payment under Variable Payment Annuity Options I, J, K, M and N.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact VPMO well in advance of the date you wish to elect an option to obtain estimates of payments under each option.

OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Provides a monthly income for the life of the annuitant. In the event of death of the annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

OPTION B--NON-REFUND LIFE ANNUITY
    Provides a monthly income for the lifetime of the annuitant. No income is payable after the death of the annuitant.

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
    Provides a monthly income for the lifetimes of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity payment option is chosen. No income is payable after the death of the surviving annuitant.

    Under Option D, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    Provides a monthly income for the life of the annuitant. In the event of the annuitant's death, the annuity income will continue to the annuitant's beneficiary until the amount applied to purchase the annuity has been distributed.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    Provides a monthly income for the lifetime of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

    Under Option F, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    Provides equal income installments for a specified period of years whether the annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the annuitant dies prior to the end of the elected period certain, annuity payments will continue to the annuitant's beneficiary until the end of the elected period certain.

OPTION I--VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR
PERIOD CERTAIN

    Unless another annuity payment option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity for the life of the annuitant. In the event of the death of the annuitant, during the first 10 years after payout commences, the annuity payments are made to the annuitant's beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested.

OPTION J--JOINT SURVIVOR VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN

    Provides a variable payout monthly annuity while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested. The joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

OPTION K--VARIABLE PAYMENT ANNUITY FOR A SPECIFIED PERIOD
    Provides variable payout monthly income installments for a specified period of time, whether the annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge.

OPTION L--VARIABLE PAYMENT LIFE EXPECTANCY ANNUITY
    Provides a variable payout monthly income payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

OPTION M--UNIT REFUND VARIABLE PAYMENT LIFE ANNUITY
    Provides variable monthly payments as long as the annuitant lives. If the annuitant dies, the annuitant's beneficiary will receive the value of the remaining annuity units in a lump sum.

OPTION N--VARIABLE PAYMENT NON-REFUND LIFE ANNUITY
    Provides a variable monthly income for the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant.

OTHER OPTIONS AND RATES

    We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the annuity payment options above.

OTHER CONDITIONS
    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an annuity option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Currently, transfers between subaccounts are not available for amounts allocated to any of the variable payment annuity options.

PAYMENT UPON DEATH AFTER MATURITY DATE
    If an owner who also is the annuitant dies on or after the maturity date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant's beneficiary any annuity payments due during any applicable period certain under the annuity option in effect on the annuitant's death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any remaining annuity payments to the annuitant's beneficiary according to the payment option in effect at the time of the annuitant's death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner's beneficiary according to the payment option in effect at the time of the owner's death.

VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------

VALUATION DATE
    A valuation date is every day the NYSE is open for trading and we are open for business. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE

    The value of one accumulation unit was set at $1.000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.

NET INVESTMENT FACTOR

    The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A Net Investment Factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.


MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary. A written notice of such assignment must be filed with our Annuity Operations Division before it will be honored.

    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See "Surrenders or Withdrawals Prior to the contract Maturity Date."

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

DEFERMENT OF PAYMENT

    Payment of the contract value in a single sum upon a withdrawal from, or complete surrender of, a contract ordinarily will be made within seven days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the fund is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

FREE LOOK PERIOD
    We may mail the contract to you or we may deliver it to you in person. You may surrender a contract for any reason within 10 days after you receive it and receive in cash the adjusted value of your initial payment. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial payment has been allocated to the GIA, we also will refund any earned interest. If applicable state law requires, we will return the full amount of any payments we received.

    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of other premium payments paid during your Free Look Period to the Phoenix-Goodwin Money Market subaccount. When your Free Look Period expires we allocate the contract value among the subaccounts and/or the GIA according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the series of the funds may become unsuitable for investment by contract owners because of a change in investment policy, or a change in the income tax laws, or because the shares are no longer available for investment. In that event, we may seek to substitute the shares of another series or the shares of an entirely different fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. Spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.


FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

INTRODUCTION
    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated, this discussion can only make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS
    Phoenix is taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from Phoenix and its operations form a part of Phoenix, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to Phoenix. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the Units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to income tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT MATURITY DATE
    Code Section 72 provides that a total or partial surrender from a contract prior to the contract Maturity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of payments (premiums paid) by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. However, under certain types of qualified plans there may be no investment in the contract within the meaning of Code Section 72, so that the total amount of all payments received will be taxable. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT MATURITY DATE
    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under qualified plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities starting after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies our Annuity Operations Division of that election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to Qualified Plans. See "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts."

ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES
    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under qualified plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax adviser.

    If the annuitant, who is not the contract owner, dies before the maturity date and there is no contingent annuitant, the annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

    If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the death of the first of the contract owners.

    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the annuity payment option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

TRANSFER OF ANNUITY CONTRACTS
    Transfers of non-qualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS
    If the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, or where the annuity contract is an immediate annuity.

SECTION 1035 EXCHANGES
    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract, will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

MULTIPLE CONTRACTS
    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

    The U.S. Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one contract or other annuity contracts.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS
    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each Series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter that the Series' assets be invested in no more than:

>   55% in any 1 investment
>   70% in any 2 investments
>   80% in any 3 investments
>   90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the Account, and each Series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

    The U.S. Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    Phoenix has represented that it intends to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS
    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan contracts from application of the diversification rules, all investments of the Phoenix Qualified Plan contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for non-qualified contracts as well as Qualified Plan contracts.

    Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

TAXATION OF ANNUITIES IN GENERAL--QUALIFIED PLANS
    The contracts may be used with several types of Qualified Plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, we will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected payment option may not be enforceable.

    As the owner of the contract, you may elect one of the available death benefits options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed, in a ruling of general applicability, whether death benefit options such as those available under the contract comply with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Certain enhanced death benefits may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of purchase price (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of purchase price (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20% income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE VS. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with certain qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing qualified plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAS")
    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or
(b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant's contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. The loan must equal at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred surrender charge; and (b) 50% of the contract value minus any contingent deferred surrender charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greater of $1,000 and 25% of the contract value in the GIA may be borrowed at any one time.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the loan security account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium allocation on file with us.

    If a loan repayment is not received by us before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS
    The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

INDIVIDUAL RETIREMENT ANNUITY

    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS
    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all plans, including items such as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS
    Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax exempt annuity contract held for the exclusive benefit of plan participants.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS
    In the case of a withdrawal under a qualified plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE
    The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the contract as an investment vehicle for the qualified plan.


SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------

    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Contracts may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the contract. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the contract. Any such amount paid with respect to contracts sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.


STATE REGULATION
--------------------------------------------------------------------------------

    Phoenix is subject to the provisions of New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------
    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.


VOTING RIGHTS
--------------------------------------------------------------------------------
    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding Series of the funds. Phoenix is the legal owner of those shares and, as such, has the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

    Matters on which owners may give voting instructions include the following:
(1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the Series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such Series; and (5) any other matter requiring a vote of the Shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a Series' fundamental investment policy, owners participating in such Series will vote separately on the matter.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with the proper forms and proxies to enable you to give your instructions.


TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------
    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Matthew A. Swendiman, Counsel, Joseph P. DeCresce, Counsel, and Brian A. Giantonio, Vice President, Tax and ERISA Counsel, Phoenix Life Insurance Company, have provided advice on certain matters relating to the federal securities, state regulations and income tax laws in connection with the contracts described in this prospectus.


SAI
--------------------------------------------------------------------------------
    The SAI contains more specific information and financial statements relating to the Account and Phoenix. The Table of Contents of the SAI is set forth below:

o  Underwriter
o  Performance History
o  Calculation of Yield and Return
o  Calculation of Annuity Payments
o  Experts
o  Separate Account Financial Statements
o  Company Financial Statements

    Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A - INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Investment Type
                                              --------------------------------------------------------------------------------------

                                                           Domestic   Domestic   Domestic    Growth          International    Money
             Series                                 Bond    Blend      Growth     Value     & Income   Index    Growth        Market
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                                  |X|
Phoenix-AIM Mid-Cap Equity                                   |X|
Phoenix-Alliance/Bernstein Enhanced Index                                                               |X|
Phoenix-Alliance/Bernstein Growth + Value                               |X|        |X|
Phoenix-Duff & Phelps Real Estate Securities                                                  |X|
Phoenix-Engemann Capital Growth                                         |X|
Phoenix-Engemann Small & Mid-Cap Growth                                 |X|
Phoenix-Goodwin Money Market                                                                                                   |X|
Phoenix-Goodwin Multi-Sector Fixed Income           |X|
Phoenix-Hollister Value Equity                                                     |X|
Phoenix-Janus Flexible Income                       |X|
Phoenix-Kayne Large-Cap Core                                 |X|
Phoenix-Kayne Small-Cap Quality Value                                              |X|
Phoenix-Lazard International Equity Select                                                                      |X|
Phoenix-Lazard Small-Cap Value                                                     |X|
Phoenix-Lazard U.S. Multi-Cap                                                      |X|
Phoenix-Lord Abbett Bond-Debenture                  |X|
Phoenix-Lord Abbett Large-Cap Value                                                |X|
Phoenix-Lord Abbett Mid-Cap Value                                                  |X|
Phoenix-MFS Investors Growth Stock                                      |X|
Phoenix-MFS Investors Trust                                                                   |X|
Phoenix-MFS Value                                                                  |X|
Phoenix-Northern Dow 30                                                                                 |X|
Phoenix-Northern Nasdaq-100 Index(R)                                                                    |X|
Phoenix-Oakhurst Growth and Income                                                            |X|
Phoenix-Oakhurst Strategic Allocation                                                         |X|
Phoenix-Sanford Bernstein Global Value                                                                          |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                            |X|
Phoenix-Sanford Bernstein Small-Cap Value                                          |X|
Phoenix-Seneca Mid-Cap Growth                                           |X|
Phoenix-Seneca Strategic Theme                                          |X|
Phoenix-State Street Research Small-Cap Growth                          |X|
AIM V.I. Capital Appreciation Fund                                      |X|
AIM V.I. Premier Equity Fund                                 |X|
Alger American Leveraged AllCap Portfolio                               |X|
Federated Fund for U.S. Government Securities II    |X|
Federated High Income Bond Fund II                  |X|
VIP Contrafund(R) Portfolio                                             |X|
VIP Growth Opportunities Portfolio                                      |X|
VIP Growth Portfolio                                                    |X|
Mutual Shares Securities Fund                                                                 |X|
Templeton Developing Markets Securities Fund                                                                    |X|
Templeton Foreign Securities Fund                                                                               |X|
Templeton Global Asset Allocation Fund                                                                          |X|
Templeton Growth Securities Fund                                                                                |X|
Scudder VIT EAFE(R) Equity Index Fund                                                                   |X|
Scudder VIT Equity 500 Index Fund                                                                       |X|
Technology Portfolio                                                    |X|
Wanger Foreign Forty                                                                                            |X|
Wanger International Small Cap                                                                                  |X|
Wanger Twenty                                                           |X|
Wanger U.S. Smaller Companies                                           |X|
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Advisors
                                                ------------------------------------------------------------------------------------
                 Series

                                                                           Duff &
                                                    Phoenix    Phoenix     Phelps                 Fred        Deutsche     Federated
                                                   Investment  Variable  Investment    AIM        Alger        Asset      Investment
                                                    Counsel,   Advisors, Management  Advisors,  Management,  Management,  Management
                                                      Inc.       Inc.        Co.       Inc.        Inc.         Inc.       Company
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                       |X|
Phoenix-AIM Mid-Cap Equity                                       |X|
Phoenix-Alliance/Bernstein Enhanced Index                        |X|
Phoenix-Alliance/Bernstein Growth + Value                        |X|
Phoenix-Duff & Phelps Real Estate Securities                                |X|
Phoenix-Engemann Capital Growth                      |X|
Phoenix-Engemann Small & Mid-Cap Growth              |X|
Phoenix-Goodwin Money Market                         |X|
Phoenix-Goodwin Multi-Sector Fixed Income            |X|
Phoenix-Hollister Value Equity                       |X|
Phoenix-Janus Flexible Income                                    |X|
Phoenix-Kayne Large-Cap Core                         |X|
Phoenix-Kayne Small-Cap Quality Value                |X|
Phoenix-Lazard International Equity Select                       |X|
Phoenix-Lazard Small-Cap Value                                   |X|
Phoenix-Lazard U.S. Multi-Cap                                    |X|
Phoenix-Lord Abbett Bond-Debenture                               |X|
Phoenix-Lord Abbett Large-Cap Value                              |X|
Phoenix-Lord Abbett Mid-Cap Value                                |X|
Phoenix-MFS Investors Growth Stock                               |X|
Phoenix-MFS Investors Trust                                      |X|
Phoenix-MFS Value                                                |X|
Phoenix-Northern Dow 30                                          |X|
Phoenix-Northern Nasdaq-100 Index(R)                             |X|
Phoenix-Oakhurst Growth and Income                   |X|
Phoenix-Oakhurst Strategic Allocation                |X|
Phoenix-Sanford Bernstein Global Value                           |X|
Phoenix-Sanford Bernstein Mid-Cap Value                          |X|
Phoenix-Sanford Bernstein Small-Cap Value                        |X|
Phoenix-Seneca Mid-Cap Growth                        |X|
Phoenix-Seneca Strategic Theme                       |X|
Phoenix-State Street Research Small-Cap Growth                   |X|
AIM V.I. Capital Appreciation Fund                                                     |X|
AIM V.I. Premier Equity Fund                                                           |X|
Alger American Leveraged AllCap Portfolio                                                          |X|
Federated Fund for U.S. Government Securities II                                                                             |X|
Federated High Income Bond Fund II                                                                                           |X|
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund                                                                           |X|
Scudder VIT Equity 500 Index Fund                                                                               |X|
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Advisors
                                                ------------------------------------------------------------------------------------
                                                    Fidelity              Morgan
                                                   Management  Franklin   Stanley    Templeton  Templeton     Templeton   Wanger
                                                      and       Mutual   Investment   Asset      Global      Investment    Asset
                                                    Research   Advisers, Management  Management, Advisors     Counsel,   Management,
               Series                               Company      LLC        Inc.       Ltd.      Limited        Inc.        L.P.
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio                          |X|
VIP Growth Opportunities Portfolio                   |X|
VIP Growth Portfolio                                 |X|
Mutual Shares Securities Fund                                    |X|
Templeton Developing Markets Securities Fund                                           |X|
Templeton Foreign Securities Fund                                                                               |X|
Templeton Global Asset Allocation Fund                                                                          |X|
Templeton Growth Securities Fund                                                                   |X|
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio                                                        |X|
Wanger Foreign Forty                                                                                                        |X|
Wanger International Small Cap                                                                                              |X|
Wanger Twenty                                                                                                               |X|
Wanger U.S. Smaller Companies                                                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Subadvisors
                                                ------------------------------------------------------------------------------------
                                                                                                    Kayne
                                                                                                   Anderson
                                                Aberdeen       AIM       Alliance       Janus      Rudnick       Lazard      Lord,
                                                  Fund        Capital     Capital      Capital    Investment     Asset      Abbett
                                                 Managers,  Management,  Management,  Management  Management,  Management   & Co.
                Series                             Inc.        Inc.         L.P.         LLC         LLC          LLC        LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                     |X|
Phoenix-AIM Mid-Cap Equity                                     |X|
Phoenix-Alliance/Bernstein Enhanced Index                                   |X|
Phoenix-Alliance/Bernstein Growth + Value                                   |X|
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                            |X|
Phoenix-Kayne Large-Cap Core                                                                         |X|
Phoenix-Kayne Small-Cap Quality Value                                                                |X|
Phoenix-Lazard International Equity Select                                                                        |X|
Phoenix-Lazard Small-Cap Value                                                                                    |X|
Phoenix-Lazard U.S. Multi-Cap                                                                                     |X|
Phoenix-Lord Abbett Bond-Debenture                                                                                           |X|
Phoenix-Lord Abbett Large-Cap Value                                                                                          |X|
Phoenix-Lord Abbett Mid-Cap Value                                                                                            |X|
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                      |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                     |X|
Phoenix-Sanford Bernstein Small-Cap Value                                   |X|
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Subadvisors
                                                ------------------------------------------------------------------------------------
                                                                                                      State
                                                              Northern      Roger       Seneca        Street
                                                   MFS         Trust      Engemann &    Capital     Research &
                                                Investment  Investments,  Associates,  Management,  Management
                Series                          Management     Inc.         Inc.         LLC         Company
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                             |X|
Phoenix-Engemann Small & Mid-Cap Growth                                     |X|
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock                 |X|
Phoenix-MFS Investors Trust                        |X|
Phoenix-MFS Value                                  |X|
Phoenix-Northern Dow 30                                        |X|
Phoenix-Northern Nasdaq-100 Index(R)                           |X|
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                            |X|
Phoenix-Seneca Strategic Theme                                                           |X|
Phoenix-State Street Research Small-Cap Growth                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------

APPENDIX B - Glossary of Special Terms

-------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the start of annuity payments.

ACCUMULATION UNIT VALUE: The value of one Accumulation Unit was set at $1.000 on the date assets were first allocated to each subaccount. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

ANNUITANT: The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract's Schedule Page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.

ANNUITY PAYMENT OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Options."

ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the variable payment Annuity Options I, J, K, M and N.

CLAIM DATE: The contract value next determined following receipt of due proof.

CONTRACT: The deferred variable accumulation annuity contracts described in this prospectus.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually, the person or entity, to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity. However, under contracts used with certain tax qualified plans, the owner must be the annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named, the annuitant will be the owner.

CONTRACT VALUE: Prior to the Maturity Date, the sum of all Accumulation Units held in the subaccounts of the Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all Accumulation Units held in the subaccounts of the Account and the value held in the GIA plus the value held in the Loan Security Account, less any Loan Debt.

FIXED PAYMENT ANNUITY: An annuity payment option providing periodic payments of a fixed dollar amount throughout the Annuity Period. This benefit does not vary with or reflect the investment performance of any subaccount.

GROUP CONTRACT: The deferred variable accumulation annuity contract, offered to employers or trusts to fund tax-qualified plans for groups of participants, described in this prospectus.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

ISSUE DATE: The date that the initial payment is invested under a contract.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuities (as described in IRC 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

MATURITY DATE: The date elected by the owner when annuity payments will begin. The elected date is subject to certain conditions described in "The Annuity Period."

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial payments of:

[diamond]  Non-qualified plans--$1,000

[diamond]  Individual Retirement Annuity--$1,000

[diamond]  Bank draft program--$25

[diamond]  Qualified plans--$1,000 annually

[diamond]  Contracts with a Maturity Date in the first contract year--$10,000

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $25.

NET ASSET VALUE: Net asset value of a Series' shares is computed by dividing the value of the net assets of the Series by the total number of Series' outstanding shares.

PAYMENT UPON DEATH: The obligation of Phoenix under a contract to make a payment on the death of the owner or annuitant anytime (a) before the Maturity Date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the Maturity Date of a contract (see "Payment Upon Death After Maturity Date").

PHOENIX (OUR, WE, US, COMPANY): Phoenix Life Insurance Company.

VALUATION DATE: A Valuation Date is every day the New York Stock Exchange ("NYSE") is open for trading and Phoenix is open for business.

VARIABLE PAYMENT ANNUITY: An annuity payment option providing payments that vary in amounts according to the investment experience of the selected subaccounts.




APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES QUALIFIED AND NONQUALIFIED ANNUITY CONTRACTS

--------------------------------------------------------------------------------------------------------------------------------



                                                               UPON              UPON
STATE                                                     PREMIUM PAYMENT    ANNUITIZATION        NONQUALIFIED     QUALIFIED

California ..........................................                             X                   2.35%           0.50%

Maine................................................                             X                   2.00

Nevada...............................................                             X                   3.50

South Dakota.........................................           X                                     1.25 *

West Virginia........................................                             X                   1.00            1.00

Wyoming..............................................                             X                   1.00

Commonwealth of Puerto Rico..........................                             X                   1.00%           1.00%

NOTE: The above premium tax deduction rates are as of January 1, 2003. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."

         * South Dakota law provides a lower rate of .8% that applies to premiums received in excess of $500,000. This provision is scheduled to expire on July 1, 2003 but may be extended.

--------------------------
1"Purchase" in this chart refers to the earlier of partial withdrawal, surrender of the contract, payment of death proceeds or maturity date.

 *Date subaccount began operations.

APPENDIX D - FINANCIAL HIGHLIGHTS TABLES (CONDENSED FINANCIAL INFORMATION)


     The tables on the following pages give the historical unit values for a single share of each of the available subaccounts. The following tables contain highlights only; more information is in the Statement of Additional Information ("SAI") and in the Separate Account's Annual Report. You may obtain a copy of the SAI free of charge by calling us at 800-541-0171 or by writing to:

                  Phoenix Life Insurance Company
                  Annuity Operations Division

                  PO Box 8027
                  Boston, MA 02266-8027


GROUP STRATEGIC EDGE(R) AND BIG EDGE PLUS(R) CONTRACTS



                                                                       SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                       UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                            BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
----------------------------------------------------------------- --------------------- --------------------- --------------------

PHOENIX-ABERDEEN INTERNATIONAL
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.773                $1.491                28,110
         From 1/1/01 to 12/31/01                                         $2.363                $1.773                37,324
         From 1/1/00 to 12/31/00                                         $2.843                $2.363                46,785
         From 1/1/99 to 12/31/99                                         $2.223                $2.843                55,670
         From 1/1/98 to 12/31/98                                         $1.759                $2.223                65,866
         From 1/1/97 to 12/31/97                                         $1.590                $1.759                76,704
         From 1/1/96 to 12/31/96                                         $1.357                $1.590                80,535
         From 1/1/95 to 12/31/95                                         $1.253                $1.357                78,985
         From 1/1/94 to 12/31/94                                         $1.268                $1.253                88,400
         From 1/1/93 to 12/31/93                                         $0.928                $1.268                39,929


PHOENIX-AIM MID-CAP EQUITY
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.063                $0.936                3,929
         From 10/29/01* to 12/31/01                                      $1.000                $1.063                3,226

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (FORMERLY, PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX)

==================================================================================================================================

         From 1/1/02 to 12/31/02                                         $1.221                $0.920                11,362
         From 1/1/01 to 12/31/01                                        $1 .404                $1.221                15,727
         From 1/1/00 to 12/31/00                                         $1.606                $1.404                17,940
         From 1/1/99 to 12/31/99                                         $1.368                $1.606                22,357
         From 1/1/98 to 12/31/98                                         $1.052                $1.368                18,649
         From 7/15/97* to 12/31/97                                       $1.000                $1.052                22,856


PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.068                $0.790                3,061
         From 10/29/01* to 12/31/01                                      $1.000                $1.068                2,598


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $2.028                $2,244                 6,123
         From 1/1/01 to 12/31/01                                         $1.926                $2.028                 6,335
         From 1/1/00 to 12/31/00                                         $1.491                $1.926                 6,575
         From 1/1/99 to 12/31/99                                         $1.441                $1.491                 8,408
         From 1/1/98 to 12/31/98                                         $1.851                $1.441                14,027
         From 1/1/97 to 12/31/97                                         $1.536                $1.851                19,835
         From 1/1/96 to 12/31/96                                         $1.168                $1.536                12,614
         From 5/1/95* to 12/31/95                                        $1.000                $1.168                 7,009


*Date subaccount began operations.



                                                                       SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                       UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                            BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
----------------------------------------------------------------- --------------------- --------------------- --------------------

PHOENIX-ENGEMANN CAPITAL GROWTH
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $9.282                $6.892                35,072
         From 1/1/01 to 12/31/01                                        $14.371                $9.282                45,771
         From 1/1/00 to 12/31/00                                        $17.699               $14.371                58,574
         From 1/1/99 to 12/31/99                                        $13.819               $17.699                70,239
         From 1/1/98 to 12/31/98                                        $10.762               $13.819                83,410
         From 1/1/97 to 12/31/97                                         $8.999               $10.762                97,099
         From 1/1/96 to 12/31/96                                         $8.094                $8.999               100,833
         From 1/1/95 to 12/31/95                                         $6.261                $8.094                94,344
         From 1/1/94 to 12/31/94                                         $6.248                $6.261                76,226
         From 1/1/93 to 12/31/93                                         $5.285                $6.248                52,751


PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.611                $0.429                 7,142
         From 1/1/01 to 12/31/01                                         $0.844                $0.611                 7,810
         From 8/15/00* to 12/31/00                                       $1.000                $0.844                 5,508


PHOENIX-GOODWIN MONEY MARKET
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $2.486                $2.490                19,194
         From 1/1/01 to 12/31/01                                         $2.425                $2.486                24,589
         From 1/1/00 to 12/31/00                                         $2.316                $2.425                21,301
         From 1/1/99 to 12/31/99                                         $2.237                $2.316                39,832
         From 1/1/98 to 12/31/98                                         $2.155                $2.237                34,700
         From 1/1/97 to 12/31/97                                         $2.075                $2.155                32,025
         From 1/1/96 to 12/31/96                                         $2.000                $2.075                40,530
         From 1/1/95 to 12/31/95                                         $1.916                $2.000                37,026
         From 1/1/94 to 12/31/94                                         $1.868                $1.916                38,007
         From 1/1/93 to 12/31/93                                         $1.839                $1.868                30,143


PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $4.374                $4.752                11,174
         From 1/1/01 to 12/31/01                                         $4.176                $4.374                13,969
         From 1/1/00 to 12/31/00                                         $3.971                $4.176                15,854
         From 1/1/99 to 12/31/99                                         $3.813                $3.971                19,760
         From 1/1/98 to 12/31/98                                         $4.023                $3.813                25,246
         From 1/1/97 to 12/31/97                                         $3.671                $4.023                29,600
         From 1/1/96 to 12/31/96                                         $3.307                $3.671                27,079
         From 1/1/95 to 12/31/95                                         $2.710                $3.307                25,435
         From 1/1/94 to 12/31/94                                         $2.903                $2.710                20,608
         From 1/1/93 to 12/31/93                                         $2.536                $2.903                19,839


PHOENIX-HOLLISTER VALUE EQUITY
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.424                $1.098                11,455
         From 1/1/01 to 12/31/01                                         $1.758                $1.424                13,553
         From 1/1/00 to 12/31/00                                         $1.346                $1.758                 7,857
         From 1/1/99 to 12/31/99                                         $1.097                $1.346                 5,131
         From 3/3/98* to 12/31/98                                        $1.000                $1.097                 4,715


PHOENIX-JANUS FLEXIBLE INCOME
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.113                $1.216                 4,674
         From 1/1/01 to 12/31/01                                         $1.051                $1.113                 8,338
         From 1/1/00 to 12/31/00                                         $1.000                $1.051                 6,253
         From 12/20/99* to 12/31/99                                      $1.000                $1.000                 5,000

*Date subaccount began operations.



                                                                       SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                       UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                            BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
----------------------------------------------------------------- --------------------- --------------------- --------------------

PHOENIX-KAYNE LARGE-CAP CORE

================================================================= ===================== ===================== ====================

         From 8/12/02* to 12/31/02                                     $1.000                $0.961                 532

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE

================================================================= ===================== ===================== ====================

         From 8/12/02* to 12/31/02                                     $1.000                $1.005                 503

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT

================================================================= ===================== ===================== ====================

         From 8/12/02* to 12/31/02                                     $1.000                $0.953                1,107

PHOENIX-LAZARD SMALL-CAP VALUE

================================================================= ===================== ===================== ====================

         From 8/12/02* to 12/31/02                                     $1.000                $0.974                3,029

PHOENIX-U.S. MULTI-CAP

================================================================= ===================== ===================== ====================

         From 8/12/02* to 12/31/02                                     $1.000                $1.000                2,022

Phoenix-Lord Abbett Bond-Debenture

================================================================= ===================== ===================== ====================

         From 8/12/02* to 12/31/02                                     $1.000                $1.058                2,140

Phoenix-Lord Abbett Large-Cap Value

================================================================= ===================== ===================== ====================

         From 8/12/02* to 12/31/02                                     $1.000                $0.988                1,155

Phoenix-Lord Abbett Mid-Cap Value

================================================================= ===================== ===================== ====================

         From 8/12/02* to 12/31/02                                     $1.000                $0.996                1,167

PHOENIX-MFS INVESTORS GROWTH STOCK (FORMERLY, PHOENIX-JANUS GROWTH)

================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                       $0.699                $0.491               19,702
         From 1/1/01 to 12/31/01                                       $0.929                $0.699               21,536
         From 1/1/00 to 12/31/00                                       $1.059                $0.929               20,297
         From 12/15/99* to 12/31/99                                    $1.000                $1.059                2,189


PHOENIX-MFS INVESTORS TRUST
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.040                $0.814                3,128
         From 10/29/01* to 12/31/01                                      $1.000                $1.040                3,018


PHOENIX-MFS VALUE
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.055                $0.898                4,947
         From 10/29/01* to 12/31/01                                      $1.000                $1.055                3,264

PHOENIX-NORTHERN DOW 30 (FORMERLY, PHOENIX-DEUTSCHE DOW 30)

================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.887                $0.740                 7,276
         From 1/1/01 to 12/31/01                                         $0.955                $0.887                12,204
         From 1/1/00 to 12/31/00                                         $1.025                $0.955                10,760
         From 12/15/99* to 12/31/99                                      $1.000                $1.025                 5,011

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (FORMERLY, PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R))

============================================================================================================= ====================

         From 1/1/02 to 12/31/02                                         $0.416                $0.256                 8,585
         From 1/1/01 to 12/31/01                                         $0.629                $0.416                10,106
         From 8/15/00* to 12/31/00                                       $1.000                $0.629                 6,610


PHOENIX-OAKHURST GROWTH AND INCOME
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.152                $0.882                15,487
         From 1/1/01 to 12/31/01                                         $1.271                $1.152                20,147
         From 1/1/00 to 12/31/00                                         $1.378                $1.271                22,597
         From 1/1/99 to 12/31/99                                         $1.192                $1.378                23,888
         From 3/3/98* to 12/31/98                                        $1.000                $1.192                16,396


*Date subaccount began operations.



                                                                       SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                       UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                            BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
----------------------------------------------------------------- --------------------- --------------------- --------------------

PHOENIX-OAKHURST STRATEGIC ALLOCATION
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $5.791                $5.057                41,049
         From 1/1/01 to 12/31/01                                         $5.758                $5 .791               30,579
         From 1/1/00 to 12/31/00                                         $5.796                $5.758                36,950
         From 1/1/99 to 12/31/99                                         $5.275                $5.796                45,169
         From 1/1/98 to 12/31/98                                         $4.422                $5.275                55,361
         From 1/1/97 to 12/31/97                                         $3.708                $4.422                64,407
         From 1/1/96 to 12/31/96                                         $3.443                $3.708                69,901
         From 1/1/95 to 12/31/95                                         $2.948                $3.443                73,165
         From 1/1/94 to 12/31/94                                         $3.029                $2.948                68,860
         From 1/1/93 to 12/31/93                                         $2.763                $3.029                53,869


PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.959                $0.810                 7,523
         From 1/1/01 to 12/31/01                                         $1.042                $0.959                 7,229
         From 11/20/00* to 12/31/00                                      $1.000                $1.042                 7,280


PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.090                $0.984                12,174
         From 1/1/01 to 12/31/01                                         $0.897                $1.090                12,332
         From 1/1/00 to 12/31/00                                         $0.777                $0.897                 5,940
         From 1/1/99 to 12/31/99                                         $0.877                $0.777                 4,324
         From 3/3/98* to 12/31/98                                        $1.000                $0.877                 4,559


PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.215                $1.098                 5,629
         From 1/1/01 to 12/31/01                                         $1.063                $1.215                 5,110
         From 11/20/00* to 12/31/00                                      $1.000                $1.063                 2,379


PHOENIX-SENECA MID-CAP GROWTH
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.440                $0.960                 9,612
         From 1/1/01 to 12/31/01                                         $1.947                $1.440                11,318
         From 1/1/00 to 12/31/00                                         $1.733                $1.947                11,724
         From 1/1/99 to 12/31/99                                         $1.205                $1.733                 5,256
         From 3/3/98* to 12/31/98                                        $1.000                $1.205                 3,535


PHOENIX-SENECA STRATEGIC THEME
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.732                $1.112                16,508
         From 1/1/01 to 12/31/01                                         $2.415                $1.732                23,731
         From 1/1/00 to 12/31/00                                         $2.762                $2.415                28,996
         From 1/1/99 to 12/31/99                                         $1.804                $2.762                25,471
         From 1/1/98 to 12/31/98                                         $1.262                $1.804                21,470
         From 1/1/97 to 12/31/97                                         $1.091                $1.262                23,027
         From 1/29/96* to 12/31/96                                       $1.000                $1.091                17,311

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH

================================================================= ===================== ===================== ====================

         From   8/  12/02* to 12/31/02                                   $1.000                $1.004                1,535


AIM V.I. CAPITAL APPRECIATION FUND
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.865                $0.646                   485
         From 5/3/01* to 12/31/01                                        $1.000                $0.865                    99

AIM V.I. PREMIER EQUITY FUND

================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.973                $0.670                 2,660
         From 4/12/01* to 12/31/01                                       $1.000                $0.973                 1,384


*Date subaccount began operations.



                                                                       SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                       UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                            BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
----------------------------------------------------------------- --------------------- --------------------- --------------------

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.646                $0.422                 4,723
         From 1/1/01 to 12/31/01                                         $0.778                $0.646                 3,548
         From 6/13/00* to 12/31/00                                       $1.000                $0.778                 2,174



FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.151                $1.239                17,388
         From 1/1/01 to 12/31/01                                         $1.089                $1.151                 8,844
         From 1/1/00 to 12/31/00                                         $0.994                $1.089                 2,176
         From 12/15/99* to 12/31/99                                      $1.000                $0.994                 1,802


FEDERATED HIGH INCOME BOND FUND II
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.906                $0.907                 3,119
         From 1/1/01 to 12/31/01                                         $0.905                $0.906                 2,813
         From 1/1/00 to 12/31/00                                         $1.007                $0.905                 1,288
         From 12/15/99* to 12/31/99                                      $1.000                $1.007                   161


VIP CONTRAFUND(R) PORTFOLIO
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.801                $0.716                 8,080
         From 1/1/01 to 12/31/01                                         $0.925                $0.801                 3,390
         From 6/20/00* to 12/31/00                                       $1.000                $0.925                 1,612


VIP GROWTH OPPORTUNITIES PORTFOLIO
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.704                $0.543                 1,084
         From 1/1/01 to 12/31/01                                         $0.833                $0.704                   920
         From 6/21/00* to 12/31/00                                       $1.000                $0.833                   339


VIP GROWTH PORTFOLIO
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.690                $0.475                 7,683
         From 1/1/01 to 12/31/01                                         $0.849                $0.690                 4,743
         From 6/16/00* to 12/31/00                                       $1.000                $0.849                 1,819


Mutual Shares Securities Fund
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.286                $1.120                 3,987
         From 1/1/01 to 12/31/01                                         $1.216                $1.286                 3,338
         From 1/1/00 to 12/31/00                                         $1.095                $1.216                   594
         From 1/1/99 to 12/31/99                                         $1.015                $1.095                   399
         From 11/11/98* to 12/31/98                                      $1.000                $1.015                   124


TEMPLETON DEVELOPING MARKETS SECURITIES FUND
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.479                $0.473                 2,149
         From 1/1/01 to 12/31/01                                         $0.528                $0.479                 3,008
         From 1/1/00 to 12/31/00                                         $0.787                $0.528                 3,859
         From 1/1/99 to 12/31/99                                         $0.520                $0.787                 5,109
         From 1/1/98 to 12/31/98                                         $0.666                $0.520                 4,248
         From 5/1/97* to 12/31/97                                        $1.000                $0.666                 4,166

TEMPLETON FOREIGN SECURITIES FUND

================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.128                $0.907                 5,417
         From 1/1/01 to 12/31/01                                         $1.360                $1.128                 5,378
         From 1/1/00 to 12/31/00                                         $1.410                $1.360                 5,543
         From 1/1/99 to 12/31/99                                         $1.159                $1.410                 6,232
         From 1/1/98 to 12/31/98                                         $1.076                $1.159                 7,109
         From 5/5/97* to 12/31/97                                        $1.000                $1.076                 6,907

*Date subaccount began operations.



                                                                       SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                       UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                            BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
----------------------------------------------------------------- --------------------- --------------------- --------------------

TEMPLETON GLOBAL ASSET ALLOCATION FUND

================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.199                $1.132                 2,414
         From 1/1/01 to 12/31/01                                         $1.349                $1.199                 3,027
         From 1/1/00 to 12/31/00                                         $1.365                $1.349                 3,571
         From 1/1/99 to 12/31/99                                         $1.128                $1.365                 3,646
         From 1/1/98 to 12/31/98                                         $1.076                $1.128                 4,579
         From 5/2/97* to 12/31/97                                        $1.000                $1.076                 4,254


TEMPLETON GROWTH SECURITIES FUND
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.390                $1.119                 5,729
         From 1/1/01 to 12/31/01                                         $1.427                $1.390                 4,934
         From 1/1/00 to 12/31/00                                         $1.348                $1.427                 4,624
         From 1/1/99 to 12/31/99                                         $1.059                $1.348                 5,173
         From 1/1/98 to 12/31/98                                         $1.062                $1.059                 7,999
         From 5/1/97* to 12/31/97                                        $1.000                $1.062                 7,841

Scudder VIT EAFE(R) Equity Index Fund

==================================================================================================================================

         From 1/1/02 to 12/31/02                                         $0.744                $0.576                 1,179
         From 1/1/01 to 12/31/01                                         $1.000                $0.744                 1.335
         From 1/1/00 to 12/31/00                                         $1.216                $1.000                 1,045
         From 8/5/99* to 12/31/99                                        $1.000                $1.216                   173

SCUDDER VIT EQUITY 500 INDEX FUND

================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.054                $0.816                 3,099
         From 11/23/01* to 12/31/01                                      $1.000                $1.054                   152


TECHNOLOGY PORTFOLIO
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $0.409                $0.206                13,250
         From 1/1/01 to 12/31/01                                         $0.811                $0.409                15,582
         From 1/1/00 to 12/31/00                                         $1.074                $0.811                16,662
         From 12/20/99* to 12/31/99                                      $1.000                $1.074                   183


WANGER FOREIGN FORTY
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.281                $1.072                 1,988
         From 1/1/01 to 12/31/01                                         $1.768                $1.281                 2,343
         From 1/1/00 to 12/31/00                                         $1.819                $1.768                 2,242
         From 2/1/99* to 12/31/99                                        $1.000                $1.819                 1,308


WANGER INTERNATIONAL SMALL CAP
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $2.411                $2.051                20,977
         From 1/1/01 to 12/31/01                                         $3.097                $2.411                25,932
         From 1/1/00 to 12/31/00                                         $4.353                $3.097                30,744
         From 1/1/99 to 12/31/99                                         $1.946                $4.353                34,351
         From 1/1/98 to 12/31/98                                         $1.693                $1.946                40,116
         From 1/1/97 to 12/31/97                                         $1.740                $1.693                47,318
         From 1/1/96 to 12/31/96                                         $1.335                $1.740                37,820
         From 5/1/95* to 12/31/95                                        $1.000                $1.335                 7,738


WANGER TWENTY
================================================================= ===================== ===================== ====================

         From 1/1/02 to 12/31/02                                         $1.547                $1.411                 2,764
         From 1/1/01 to 12/31/01                                         $1.436                $1.547                 2,724
         From 1/1/00 to 12/31/00                                         $1.328                $1.436                 2,560
         From 2/1/99* to 12/31/99                                        $1.000                $1.328                 1,976



*Date subaccount began operations.



                                                                       SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                       UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                            BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
----------------------------------------------------------------- --------------------- --------------------- --------------------

WANGER U.S. SMALLER COMPANIES

==================================================================================================================================

         From 1/1/02 to 12/31/02                                         $2.830                $2.325                38,086
         From 1/1/01 to 12/31/01                                         $2.573                $2.830                47,609
         From 1/1/00 to 12/31/00                                         $2.837                $2.573                55,246
         From 1/1/99 to 12/31/99                                         $2.297                $2.837                62,519
         From 1/1/98 to 12/31/98                                         $2.139                $2.297                77,960
         From 1/1/97 to 12/31/97                                         $1.674                $2.139                83,070
         From 1/1/96 to 12/31/96                                         $1.156                $1.674                58,623
         From 5/1/95* to 12/31/95                                        $1.000                $1.156                17,039



BIG EDGE CHOICE(R) FOR NEW YORK CONTRACTS




                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

PHOENIX-ABERDEEN INTERNATIONAL
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.807               $0.678                  3,548
         From 1/1/01 to 12/31/01                                          $1.077               $0.807                  4.525
         From 1/1/00 to 12/31/00                                          $1.015               $1.077                  4,407
         From 1/1/99 to 12/31/99                                          $1.015               $1.297                  2,753
         From 6/17/98* to 12/31/98                                        $1.000               $1.015                  1,504


PHOENIX-AIM MID-CAP EQUITY
================================================================== ===================== ==================== =====================

         From 4  /10  /02* to 12/31/02                                    $1.000               $0.934                    103

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (FORMERLY, PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX)

============================================================================================================= =====================

         From 1/1/02 to 12/31/02                                          $0.986               $0.742                  2,212
         From 1/1/01 to 12/31/01                                          $1.134               $0.986                  2,593
         From 1/1/00 to 12/31/00                                          $1.299               $1.134                  2,609
         From 1/1/99 to 12/31/99                                          $1.108               $1.299                  2,055
         From 5/13/98* to 12/31/98                                        $1.000               $1.108                    920


PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
================================================================== ===================== ==================== =====================

         From 12  /27  /02* to 12/31/02                                   $1.000                $0.789                     7


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.190               $1.315                    352
         From 1/1/01 to 12/31/01                                          $1.132               $1.190                    344
         From 1/1/00 to 12/31/00                                          $0.877               $1.132                    312
         From 1/1/99 to 12/31/99                                          $0.849               $0.877                    117
         From 6/9/98* to 12/31/98                                         $1.000               $0.849                    125


PHOENIX-ENGEMANN CAPITAL GROWTH
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.754               $0.559                 22,537
         From 1/1/01 to 12/31/01                                          $1.169               $0.754                 25,137
         From 1/1/00 to 12/31/00                                          $1.442               $1.169                 25,577
         From 1/1/99 to 12/31/99                                          $1.127               $1.442                 19,890
         From 5/14/98* to 12/31/98                                        $1.000               $1.127                  9,416


*Date subaccount began operations.




                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.553               $0.388                     46
         From 1/1/01 to 12/31/01                                          $0.765               $0.553                     74
         From 8/15/00* to 12/31/00                                        $1.000               $0.765                     43


PHOENIX-GOODWIN MONEY MARKET
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.175               $1.134                  1,940
         From 1/1/01 to 12/31/01                                          $1.107               $1.175                  3,357
         From 1/1/00 to 12/31/00                                          $1.058               $1.107                  2,115
         From 1/1/99 to 12/31/99                                          $1.023               $1.058                  2,200
         From 5/14/98* to 12/31/98                                        $1.000               $1.023                  1,608


PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.065               $1.156                  3,179
         From 1/1/01 to 12/31/01                                          $1.018               $1.065                  3,459
         From 1/1/00 to 12/31/00                                          $0.969               $1.018                  3,183
         From 1/1/99 to 12/31/99                                          $0.932               $0.969                  2,559
         From 5/15/98* to 12/31/98                                        $1.000               $0.932                  1,578


PHOENIX-HOLLISTER VALUE EQUITY
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.409               $1.085                  1,168
         From 1/1/01 to 12/31/01                                          $1.741               $1.409                  1,082
         From 1/1/00 to 12/31/00                                          $1.335               $1.741                    747
         From 1/1/99 to 12/31/99                                          $1.089               $1.335                    292
         From 6/16/98* to 12/31/98                                        $1.000               $1.089                    136


PHOENIX-JANUS FLEXIBLE INCOME
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.110               $1.211                    773
         From 1/1/01 to 12/31/01                                          $1.049               $1.110                    706
         From 1/27/00* to 12/31/00                                        $1.000               $1.049                    191

PHOENIX-KAYNE LARGE-CAP CORE

================================================================== ===================== ==================== =====================

         From 10  /2  /02* to 12/31/02                                    $1.000               $0.960                     14

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE

================================================================== ===================== ==================== =====================



PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT

================================================================== ===================== ==================== =====================

         From 10  /14  /02* to 12/31/02                                   $1.000               $0.953                      3

PHOENIX-LAZARD SMALL-CAP VALUE

================================================================== ===================== ==================== =====================

         From 10  /2  /02* to 12/31/02                                    $1.000               $0.974                      8

PHOENIX-U.S. MULTI-CAP

================================================================== ===================== ==================== =====================



PHOENIX-LORD ABBETT BOND-DEBENTURE

================================================================== ===================== ==================== =====================

         From 10  /18  /02* to 12/31/02                                   $1.000               $1.058                      9

PHOENIX-LORD ABBETT LARGE-CAP VALUE

================================================================== ===================== ==================== =====================

         From 10  /9  /02* to 12/31/02                                    $1.000               $0.987                     15

PHOENIX-LORD ABBETT MID-CAP VALUE

================================================================== ===================== ==================== =====================

         From 10  /2  /02* to 12/31/02                                    $1.000               $0.995                     14


*Date subaccount began operations.




                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------


PHOENIX-MFS INVESTORS GROWTH STOCK (FORMERLY, PHOENIX-JANUS GROWTH)

============================================================================================================= =====================

         From 1/1/02 to 12/31/02                                          $0.684               $0.480                  3,746
         From 1/1/01 to 12/31/01                                          $0.911               $0.684                  3,384
         From 1/4/00* to 12/31/00                                         $1.000               $0.911                  2,702


PHOENIX-MFS INVESTORS GROWTH
================================================================== ===================== ==================== =====================

         From 1/1/01 to 12/31/01                                          $0.911               $0.684                  3,384
         From 1/4/00* to 12/31/00                                         $1.000               $0.911                  2,702
         From 1/1/02  to 12/31/02                                         $0.684               $0.480                  3,746


PHOENIX-MFS VALUE
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.055               $0.896                    118
         From 11/9/01* to 12/31/01                                        $1.000               $1.055                    19

PHOENIX-NORTHERN DOW 30 (FORMERLY, PHOENIX-DEUTSCHE DOW 30)

================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.983               $0.819                    310
         From 1/1/01 to 12/31/01                                          $1.060               $0.983                    334
         From 3/1/00* to 12/31/00                                         $1.000               $1.060                    121

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (FORMERLY, PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R))

===================================================================================================================================

         From 1/1/02 to 12/31/02                                          $0.380               $0.234                    182
         From 1/1/01 to 12/31/01                                          $0.576               $0.380                    114
         From 9/18/00* to 12/31/00                                        $1.000               $0.576                     72


PHOENIX-OAKHURST GROWTH AND INCOME
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.081               $0.826                  4,455
         From 1/1/01 to 12/31/01                                          $1.193               $1.081                  4,982
         From 1/1/00 to 12/31/00                                          $1.295               $1.193                  4,890
         From 1/1/99 to 12/31/99                                          $1.122               $1.295                  3,531
         From 5/28/98* to 12/31/98                                        $1.000               $1.122                    825


PHOENIX-OAKHURST STRATEGIC ALLOCATION
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.229               $1.072                  6,035
         From 1/1/01 to 12/31/01                                          $1.224               $1.229                  4,968
         From 1/1/00 to 12/31/00                                          $1.233               $1.224                  4,828
         From 1/1/99 to 12/31/99                                          $1.124               $1.233                  3,590
         From 6/2/98* to 12/31/98                                         $1.000               $1.124                  1,495


PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
================================================================== ===================== ==================== =====================

         From 4  /10  /02* to 12/31/02                                    $1.000                $0.808                    28


PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.095               $0.988                    854
         From 1/1/01 to 12/31/01                                          $0.903               $1.095                    725
         From 1/1/00 to 12/31/00                                          $0.783               $0.903                    382
         From 1/1/99 to 12/31/99                                          $0.885               $0.783                    279
         From 5/28/98* to 12/31/98                                        $1.000               $0.885                    162


PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.068               $0.963                    327
         From 1/1/01* to 12/31/01                                         $1.000               $1.068                    218


*Date subaccount began operations.




                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

PHOENIX-SENECA MID-CAP GROWTH
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.371               $0.913                  1,563
         From 1/1/01 to 12/31/01                                          $1.861               $1.371                  1,648
         From 1/1/00 to 12/31/00                                          $1.658               $1.861                  1,245
         From 1/1/99 to 12/31/99                                          $1.154               $1.658                    483
         From 5/28/98* to 12/31/98                                        $1.000               $1.154                    203


PHOENIX-SENECA STRATEGIC THEME
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.293               $0.829                  3,171
         From 1/1/01 to 12/31/01                                          $1.804               $1.293                  4,119
         From 1/1/00 to 12/31/00                                          $2.066               $1.804                  3,919
         From 1/1/99 to 12/31/99                                          $1.351               $2.066                  2,047
         From 6/16/98* to 12/31/98                                        $1.000               $1.351                    148

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH

================================================================== ===================== ==================== =====================




AIM V. I. CAPITAL APPRECIATION FUND
================================================================== ===================== ==================== =====================

         From 7  /1  /02* to 12/31/02                                     $1.000               $0.690                     15

AIM V.I. PREMIER EQUITY FUND

================================================================== ===================== ==================== =====================

         From 8  /7  /02* to 12/31/02                                      $1.000               $0.645                    56
         From 8/7/01* to 12/31/01                                          $1.000               $0.938                    45


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.654               $0.427                    647
         From 1/1/01 to 12/31/01                                          $0.789               $0.654                    614
         From 7/6/00* to 12/31/00                                         $1.000               $0.789                    167


FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.165               $1.253                  1,621
         From 1/1/01 to 12/31/01                                          $1.103               $1.165                    671
         From 1/1/00 to 12/31/00                                          $1.008               $1.103                    133
         From 9/1/99* to 12/31/99                                         $1.000               $1.008                     33


FEDERATED HIGH INCOME BOND FUND II
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.903               $0.903                    259
         From 1/1/01 to 12/31/01                                          $0.903               $0.903                    279
         From 1/1/00 to 12/31/00                                          $1.006               $0.903                    148
         From 8/6/99* to 12/31/99                                         $1.000               $1.006                     98


VIP CONTRAFUND(R) PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.806               $0.720                    673
         From 1/1/01 to 12/31/01                                          $0.933               $0.806                    553
         From 7/3/00* to 12/31/00                                         $1.000               $0.933                    108


VIP GROWTH OPPORTUNITIES PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.742               $0.571                     61
         From 1/1/01 to 12/31/01                                          $0.879               $0.742                     64
         From 9/19/00* to 12/31/00                                        $1.000               $0.879                     26


VIP GROWTH PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.690               $0.475                    618
         From 1/1/01 to 12/31/01                                          $0.850               $0.690                    504
         From 7/6/00* to 12/31/00                                         $1.000               $0.850                    227



*Date subaccount began operations.




                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

MUTUAL SHARES SECURITIES FUND
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.258               $1,094                    417
         From 1/1/01 to 12/31/01                                          $1.191               $1.258                    235
         From 1/1/00 to 12/31/00                                          $1.074               $1.191                    112
         From 1/1/99 to 12/31/99                                          $1.033               $1.074                      9
         From 12/11/98* to 12/31/98                                       $1.000               $1.033                     25


TEMPLETON DEVELOPING MARKETS FUND
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.086               $1.069                     96
         From 1/1/01 to 12/31/01                                          $1.198               $1.086                    138
         From 1/1/00 to 12/31/00                                          $1.788               $1.198                    185
         From 1/1/99 to 12/31/99                                          $1.182               $1.788                    134
         From 8/18/98* to 12/31/98                                        $1.000               $1.182                     22

TEMPLETON FOREIGN SECURITIES FUND

===================================================================================================================================

         From 1/1/02 to 12/31/02                                          $0.907               $0.729                    704
         From 1/1/01 to 12/31/01                                          $1.095               $0.907                    748
         From 1/1/00 to 12/31/00                                          $1.137               $1.095                    659
         From 1/1/99 to 12/31/99                                          $0.935               $1.137                    321
         From 5/28/98* to 12/31/98                                        $1.000               $0.935                    181

TEMPLETON GLOBAL ASSET ALLOCATION FUND

===================================================================================================================================

         From 1/1/02 to 12/31/02                                          $1.062               $1.001                    161
         From 1/1/01 to 12/31/01                                          $1.195               $1.062                    200
         From 1/1/00 to 12/31/00                                          $1.211               $1.195                    175
         From 1/1/99 to 12/31/99                                          $1.002               $1.211                    103
         From 6/16/98* to 12/31/98                                        $1.000               $1.002                     48


TEMPLETON GROWTH SECURITIES FUND
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.175               $0.945                    272
         From 1/1/01 to 12/31/01                                          $1.207               $1.175                    258
         From 1/1/00 to 12/31/00                                          $1.142               $1.207                    197
         From 1/1/99 to 12/31/99                                          $0.899               $1.142                    125
         From 6/2/98* to 12/31/98                                         $1.000               $0.899                     75

SCUDDER VIT EAFE(R) EQUITY INDEX FUND

===================================================================================================================================

         From 1/1/02 to 12/31/02                                          $0.677               $0.523                   236
         From 1/1/01 to 12/31/01                                          $0.911               $0.677                   279
         From 1/1/00 to 12/31/00                                          $1.108               $0.911                   237
         From 11/10/99* to 12/31/99                                       $1.000               $1.108                    44

SCUDDER VIT EQUITY 500 INDEX FUND

===================================================================================================================================

         From 4  /18  /02* to 12/31/02                                    $1.000                $0.815                    49


TECHNOLOGY PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.381               $0.192                  2,168
         From 1/1/01 to 12/31/01                                          $0.754               $0.381                  2,372
         From 1/10/00* to 12/31/00                                        $1.000               $0.754                  1,674


WANGER FOREIGN FORTY
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.293               $1.080                    385
         From 1/1/01 to 12/31/01                                          $1.786               $1.293                    487
         From 1/1/00 to 12/31/00                                          $1.840               $1.786                    445
         From 2/17/99* to 12/31/99                                        $1.000               $1.840                    210


*Date subaccount began operations.




                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

WANGER INTERNATIONAL SMALL CAP
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.315               $1.117                  1,550
         From 1/1/01 to 12/31/01                                          $1.691               $1.315                  1,881
         From 1/1/00 to 12/31/00                                          $2.380               $1.691                  1,910
         From 1/1/99 to 12/31/99                                          $1.065               $2.380                  1,214
         From 6/17/98* to 12/31/98                                        $1.000               $1.065                    381


WANGER TWENTY
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.608               $1.465                    328
         From 1/1/01 to 12/31/01                                          $1.494               $1.608                    475
         From 1/1/00 to 12/31/00                                          $1.384               $1.494                    466
         From 2/17/99* to 12/31/99                                        $1.000               $1.384                    243



WANGER U.S. SMALLER COMPANIES

===================================================================================================================================

         From 1/1/02 to 12/31/02                                          $1.143               $0.938                  5,440
         From 1/1/01 to 12/31/01                                          $1.040               $1.143                  6,514
         From 1/1/00 to 12/31/00                                          $1.149               $1.040                  6,644
         From 1/1/99 to 12/31/99                                          $0.931               $1.149                  4,017
         From 5/15/98* to 12/31/98                                        $1.000               $0.931                  1,825





BIG EDGE CONTRACTS



                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

PHOENIX-ABERDEEN INTERNATIONAL
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.825               $1.539                  1,059
         From 1/1/01 to 12/31/01                                          $2.427               $1.825                  1,303
         From 1/1/00 to 12/31/00                                          $2.911               $2.427                  1,732
         From 1/1/99 to 12/31/99                                          $2.271               $2.911                  2,159
         From 1/1/98 to 12/31/98                                          $1.793               $2.271                  2,641
         From 1/1/97 to 12/31/97                                          $1.616               $1.793                  2,998
         From 1/1/96 to 12/31/96                                          $1.376               $1.616                  3,337
         From 1/1/95 to 12/31/95                                          $1.268               $1.376                  3,762
         From 1/1/94 to 12/31/94                                          $1.280               $1.268                  5,926
         From 1/1/93 to 12/31/93                                          $0.934               $1.280                  3,309


PHOENIX-AIM MID-CAP EQUITY
================================================================== ===================== ==================== =====================

         From 1  /30  /02* to 12/31/02                                    $1.000               $0.938                     60

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (FORMERLY, PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX)

===================================================================================================================================

         From 1/1/02 to 12/31/02                                          $1.196               $0.904                    735
         From 1/1/01 to 12/31/01                                          $1.371               $1.196                  1,047
         From 1/1/00 to 12/31/00                                          $1.565               $1.371                  1,105
         From 1/1/99 to 12/31/99                                          $1.330               $1.565                  1,082
         From 1/1/98 to 12/31/98                                          $1.020               $1.330                  1,139
         From 7/15/97* to 12/31/97                                        $1.000               $1.020                    600


*Date subaccount began operations.




                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.068               $0.793                     42
         From 1/1/01* to 12/31/01                                         $1.000               $1.068                     43


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $2.036               $2.259                    282
         From 1/1/01 to 12/31/01                                          $1.929               $2.036                     98
         From 1/1/00 to 12/31/00                                          $1.489               $1.929                    221
         From 1/1/99 to 12/31/99                                          $1.436               $1.489                    128
         From 1/1/98 to 12/31/98                                          $1.840               $1.436                    282
         From 1/1/97 to 12/31/97                                          $1.523               $1.840                    405
         From 1/1/96 to 12/31/96                                          $1.155               $1.523                    189
         From 5/1/95* to 12/31/95                                         $1.000               $1.155                     34


PHOENIX-ENGEMANN CAPITAL GROWTH
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $9.632               $7.170                  2,154
         From 1/1/01 to 12/31/01                                         $14.874               $9.632                  3,055
         From 1/1/00 to 12/31/00                                         $18.273               $14.874                 3,895
         From 1/1/99 to 12/31/99                                         $14.232               $18.273                 4,718
         From 1/1/98 to 12/31/98                                         $11.056               $14.232                 5,404
         From 1/1/97 to 12/31/97                                          $9.222               $11.056                 6,273
         From 1/1/96 to 12/31/96                                          $8.274               $9.222                  7,215
         From 1/1/95 to 12/31/95                                          $6.384               $8.274                  8,153
         From 1/1/94 to 12/31/94                                          $6.355               $6.384                  8,351
         From 1/1/93 to 12/31/93                                          $5.363               $6.355                  8,671


PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.549               $0.387                    175
         From 1/1/01 to 12/31/01                                          $0.757               $0.549                    150
         From 7/7/00* to 12/31/00                                         $1.000               $0.757                    218


PHOENIX-GOODWIN MONEY MARKET
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $2.580               $2.591                  1,949
         From 1/1/01 to 12/31/01                                          $2.510               $2.580                  2,017
         From 1/1/00 to 12/31/00                                          $2.391               $2.510                  1,638
         From 1/1/99 to 12/31/99                                          $2.304               $2.391                  3,253
         From 1/1/98 to 12/31/98                                          $2.214               $2.304                  2,845
         From 1/1/97 to 12/31/97                                          $2.126               $2.214                  2,264
         From 1/1/96 to 12/31/96                                          $2.045               $2.126                  3,460
         From 1/1/95 to 12/31/95                                          $1.954               $2.045                  3,457
         From 1/1/94 to 12/31/94                                          $1.901               $1.954                  4,649
         From 1/1/93 to 12/31/93                                          $1.866               $1.901                  4,617


PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $4.538               $4.941                  1,168
         From 1/1/01 to 12/31/01                                          $4.321               $4.538                  1,284
         From 1/1/00 to 12/31/00                                          $4.098               $4.321                  1,542
         From 1/1/99 to 12/31/99                                          $3.925               $4.098                  1,723
         From 1/1/98 to 12/31/98                                          $4.143               $3.925                  2,315
         From 1/1/97 to 12/31/97                                          $3.761               $4.143                  3,556
         From 1/1/96 to 12/31/96                                          $3.379               $3.761                  4,114
         From 1/1/95 to 12/31/95                                          $2.763               $3.379                  4,418
         From 1/1/94 to 12/31/94                                          $2.953               $2.763                  4,839
         From 1/1/93 to 12/31/93                                          $2.573               $2.953                  5,798


*Date subaccount began operations.




                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

PHOENIX-HOLLISTER VALUE EQUITY
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.361               $1.052                    505
         From 1/1/01 to 12/31/01                                          $1.675               $1.361                    460
         From 1/1/00 to 12/31/00                                          $1.280               $1.675                    298
         From 1/1/99 to 12/31/99                                          $1.040               $1.280                     58
         From 5/21/98* to 12/31/98                                        $1.000               $1.040                     31


PHOENIX-JANUS FLEXIBLE INCOME
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.100               $1.205                    295
         From 1/1/01 to 12/31/01                                          $1.037               $1.100                    173
         From 2/24/00* to 12/31/00                                        $1.000               $1.037                      2

PHOENIX-KAYNE LARGE-CAP CORE

================================================================== ===================== ==================== =====================

         From 10  /2  /02* to 12/31/02                                    $1.000               $0.962                     15

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE

================================================================== ===================== ==================== =====================



PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT

================================================================== ===================== ==================== =====================



PHOENIX-LAZARD SMALL-CAP VALUe

================================================================== ===================== ==================== =====================

         From 10  /2  /02* to 12/31/02                                    $1.000               $0.975                     14

PHOENIX-LAZARD U.S. MULTI-CAP

================================================================== ===================== ==================== =====================



PHOENIX-LORD ABBETT BOND-DEBENTURE

================================================================== ===================== ==================== =====================



PHOENIX-LORD ABBETT LARGE-CAP VALUE

================================================================== ===================== ==================== =====================

         From 10  /22  /02* to 12/31/02                                   $1.000               $0.989                     20

PHOENIX-LORD ABBETT MID-CAP VALUE

================================================================== ===================== ==================== =====================

         From   9/  10/02* to 12/31/02                                    $1.000               $0.997                     27

PHOENIX-MFS INVESTORS GROWTH STOCK (FORMERLY, PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R))

===================================================================================================================================

         From 1/1/02 to 12/31/02                                          $0.671               $0.473                    813
         From 1/1/01 to 12/31/01                                          $0.890               $0.671                  1,314
         From 2/24/00* to 12/31/00                                        $1.012               $0.890                  1,574
         From 12/28/99* to 12/31/99                                       $1.000               $1,012                     62


PHOENIX-MFS INVESTORS TRUST
================================================================== ===================== ==================== =====================

         From 3  /13  /02 to 12/31/02                                     $1.000               $0.816                     12


PHOENIX-MFS VALUE FUND
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.055               $0.900                   235
         From 10/29/01* to 12/31/01                                       $1.000               $1.055                    44

PHOENIX-NORTHERN DOW 30 (FORMERLY, PHOENIX-DEUTSCHE DOW 30)

================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.938               $0.785                   246
         From 1/30/01* to 12/31/01*                                       $1.000               $0.938                   214

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (FORMERLY, PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R))

================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.421               $0.260                   152
         From 1/1/01 to 12/31/01                                          $0.635               $0.421                   148
         From 8/30/00* to 12/31/00                                        $1.000               $0.635                    98


*Date subaccount began operations.




                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

PHOENIX-OAKHURST GROWTH AND INCOME
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.163               $0.892                    456
         From 1/1/01 to 12/31/01                                          $1.280               $1.163                    735
         From 1/1/00 to 12/31/00                                          $1.384               $1.280                    780
         From 1/1/99 to 12/31/99                                          $1.195               $1.384                  1,146
         From 3/4/98* to 12/31/98                                         $1.000               $1.195                    429


PHOENIX-OAKHURST STRATEGIC ALLOCATION
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $6.013               $5.263                  6,730
         From 1/1/01 to 12/31/01                                          $5.963               $6.013                  7,478
         From 1/1/00 to 12/31/00                                          $5.987               $5.963                  8,681
         From 1/1/99 to 12/31/99                                          $5.435               $5.987                 10,148
         From 1/1/98 to 12/31/98                                          $4.544               $5.435                 11,665
         From 1/1/97 to 12/31/97                                          $3.801               $4.544                 13,378
         From 1/1/96 to 12/31/96                                          $3.521               $3.801                 15,341
         From 1/1/95 to 12/31/95                                          $3.009               $3.521                 18,038
         From 1/1/94 to 12/31/94                                          $3.082               $3.009                 19,981
         From 1/1/93 to 12/31/93                                          $2.804               $3.082                 23,027


PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.969               $0.820                      8
         From 4/17/01* to 12/31/01                                        $1.000               $0.969                      2


PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.075               $0.973                    900
         From 1/1/01 to 12/31/01                                          $0.883               $1.075                    392
         From 1/1/00 to 12/31/00                                          $0.763               $0.883                    117
         From 1/1/99 to 12/31/99                                          $0.858               $0.763                     56
         From 3/17/98* to 12/31/98                                        $1.000               $0.858                     96


PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.085               $0.982                    510
         From 2/20/01* to 12/31/01                                        $1.000               $1.085                    143


PHOENIX-SENECA MID-CAP GROWTH
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.306               $0.873                    684
         From 1/1/01 to 12/31/01                                          $1.766               $1.306                    803
         From 1/1/00 to 12/31/00                                          $1.568               $1.766                    998
         From 1/1/99 to 12/31/99                                          $1.088               $1.568                    199
         From 4/16/98* to 12/31/98                                        $1.000               $1.088                     43


PHOENIX-SENECA STRATEGIC THEME
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.746               $1.124                    575
         From 1/1/01 to 12/31/01                                          $2.428               $1.746                  1,251
         From 1/1/00 to 12/31/00                                          $2.770               $2.428                  1,470
         From 1/1/99 to 12/31/99                                          $1.805               $2.770                  1,023
         From 1/1/98 to 12/31/98                                          $1.260               $1.805                    479
         From 1/1/97 to 12/31/97                                          $1.086               $1.260                    737
         From 1/29/96* to 12/31/96                                        $1.000               $1.086                    621

PHOENIX-STATE  STREET  RESEARCH SMALL-CAP GROWTH

============================================================================================================= =====================



*Date subaccount began operations.





                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

AIM V.I. CAPITAL APPRECIATION FUND
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.927               $0.694                     20
         From 8/2/01* to 12/31/01                                         $1.000               $0.927                      3

AIM V.I. PREMIER EQUITY FUND

================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.892               $0.616                     64
         From 5/8/01* to 12/31/01                                         $1.000               $0.892                     52


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.618               $0.404                    343
         From 1/1/01 to 12/31/01                                          $0.742               $0.618                    319
         From 6/20/00* to 12/31/00                                        $1.000               $0.742                    267


FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.168               $1.261                    762
         From 1/1/01 to 12/31/01                                          $1.102               $1.168                    243
         From 2/8/00 to 12/31/00                                          $1.000               $1.102                     47


FEDERATED HIGH INCOME BOND FUND II
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.939               $0.943                    557
         From 1/1/01 to 12/31/01                                          $0.936               $0.939                    608
         From 3/31/00 to 12/31/00                                         $1.000               $0.936                    451


VIP CONTRAFUND(R) PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.812               $0.728                    391
         From 1/1/01 to 12/31/01                                          $0.936               $0.812                    144
         From 7/7/00* to 12/31/00                                         $1.000               $0.936                    141


VIP GROWTH OPPORTUNITIES PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.726               $0.561                     90
         From 1/1/01 to 12/31/01                                          $0.857               $0.726                     62
         From 7/7/00* to 12/31/00                                         $1.000               $0.857                     55


VIP GROWTH PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.687               $0.475                    304
         From 1/1/01 to 12/31/01                                          $0.843               $0.687                    307
         From 7/7/00* to 12/31/00                                         $1.000               $0.843                    216


MUTUAL SHARES SECURITIES FUND
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.018               $0.888                    404
         From 1/26/01* to 12/31/01                                        $1.000               $1.018                    175


TEMPLETON DEVELOPING MARKETS SECURITIES FUND
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.491               $0.485                    527
         From 1/1/01 to 12/31/01                                          $0.539               $0.491                    539
         From 1/1/00 to 12/31/00                                          $0.802               $0.539                    587
         From 1/1/99 to 12/31/99                                          $0.528               $0.802                    721
         From 1/1/98 to 12/31/98                                          $0.676               $0.528                    711
         From 5/15/97* to 12/31/97                                        $1.000               $0.676                    718

TEMPLETON FOREIGN SECURITIES FUND

================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.032               $0.832                    171
         From 1/1/01 to 12/31/01                                          $1.241               $1.032                    155
         From 1/1/00 to 12/31/00                                          $1.283               $1.241                    196
         From 1/1/99 to 12/31/99                                          $1.052               $1.283                    201
         From 1/1/98 to 12/31/98                                          $0.974               $1.052                    211
         From 7/2/97* to 12/31/97                                         $1.000               $0.974                    144


*Date subaccount began operations.





                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------

TEMPLETON GLOBAL ASSET ALLOCATION FUND

======================================================================================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.162               $1.100                      6
         From 1/1/01 to 12/31/01                                          $1.304               $1.162                     17
         From 1/1/00 to 12/31/00                                          $1.316               $1.304                     69
         From 1/1/99 to 12/31/99                                          $1.085               $1.316                    128
         From 1/1/98 to 12/31/98                                          $1.033               $1.085                    131
         From 6/2/97* to 12/31/97                                         $1.000               $1.033                    152


TEMPLETON GROWTH SECURITIES FUND
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.406               $1.134                    170
         From 1/1/01 to 12/31/01                                          $1.439               $1.406                    144
         From 1/1/00 to 12/31/00                                          $1.356               $1.439                    125
         From 1/1/99 to 12/31/99                                          $1.063               $1.356                     48
         From 1/1/98 to 12/31/98                                          $1.064               $1.063                    123
         From 5/1/97* to 12/31/97                                         $1.000               $1.064                    116

SCUDDER VIT EAFE(R) EQUITY INDEX FUND

============================================================================================================= =====================

         From 1/1/02 to 12/31/02                                          $0.724               $0.562                    134
         From 1/1/01 to 12/31/01                                          $0.971               $0.724                    120
         From 1/1/00 to 12/31/00                                          $1.177               $0.971                     56
         From 9/23/99* to 12/31/99                                        $1.000               $1.177                     22

SCUDDER VIT EQUITY 500 INDEX FUND

============================================================================================================= =====================

         From 3  /11  /02* to 12/31/02                                    $1.000               $0.819                    299


TECHNOLOGY PORTFOLIO
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.395               $0.200                    900
         From 1/1/01 to 12/31/01                                          $0.780               $0.395                  1,112
         From 1/1/00 to 12/31/00                                          $1.031               $0.780                  1,291
         From 12/24/99* to 12/31/99                                       $1.000               $1.031                    163


WANGER FOREIGN FORTY
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $0.724               $0.607                     52
         From 1/1/01 to 12/31/01                                          $0.996               $0.724                    170
         From 6/20/00* to 12/31/00                                        $1.000               $0.996                    204


WANGER INTERNATIONAL SMALL CAP
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $2.273               $1.939                    865
         From 1/1/01 to 12/31/01                                          $2,912               $2.273                    983
         From 1/1/00 to 12/31/00                                          $4.083               $2.912                  1,183
         From 1/1/99 to 12/31/99                                          $1.821               $4.083                  1,216
         From 1/1/98 to 12/31/98                                          $1.581               $1.821                  1,320
         From 1/1/97 to 12/31/97                                          $1.620               $1.581                  1,630
         From 1/1/96 to 12/31/96                                          $1.240               $1.620                  1,632
         From 5/1/95* to 12/31/95                                         $1.000               $1.240                    194


WANGER TWENTY
================================================================== ===================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $1.270               $1.162                    171
         From 1/1/01 to 12/31/01                                          $1.085               $1.270                    125
         From 1/1/00 to 12/31/00                                          $1.085               $1.176                    125
         From 3/8/99* to 12/31/99                                         $1.000               $1.085                     21

*Date subaccount began operations.





                                                                        SUBACCOUNT           SUBACCOUNT        UNITS OUTSTANDING
                                                                        UNIT VALUE           UNIT VALUE         AT END OF PERIOD
                           SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
------------------------------------------------------------------ --------------------- -------------------- ---------------------


WANGER U.S. SMALLER COMPANIES

======================================================================================== ==================== =====================

         From 1/1/02 to 12/31/02                                          $2.877               $2.370                    801
         From 1/1/01 to 12/31/01                                          $2.870               $2.877                    946
         From 1/1/00 to 12/31/00                                          $2.870               $2.609                  1,210
         From 1/1/99 to 12/31/99                                          $2.317               $2.870                  1,825
         From 1/1/98 to 12/31/98                                          $2.154               $2.317                  3,662
         From 1/1/97 to 12/31/97                                          $1.681               $2.154                  3,346
         From 1/1/96 to 12/31/96                                          $1.158               $1.681                  2,888
         From 5/1/95* to 12/31/95                                         $1.000               $1.158                    460


*Date subaccount began operations.

                                                                     [VERSION C]

                       THE PHOENIX EDGE(R)-VA FOR NEW YORK
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2003

    This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the subaccounts of the Phoenix Life Variable Accumulation Account ("Account") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.

THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond]  Phoenix-Aberdeen International Series
[diamond]  Phoenix-AIM Mid-Cap Equity Series
[diamond] Phoenix-Alliance/Bernstein Enhanced Index Series [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
[diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
[diamond]  Phoenix-Janus Flexible Income Series
[diamond]  Phoenix-Kayne Large-Cap Core Series
[diamond] Phoenix-Kayne Small-Cap Quality Value Series [diamond] Phoenix-Lazard International Equity Select Series [diamond] Phoenix-Lazard Small-Cap Value Series
[diamond]  Phoenix-Lazard U.S. Multi-Cap Series
[diamond]  Phoenix-Lord Abbett Bond-Debenture Series
[diamond]  Phoenix-Lord Abbett Large-Cap Value Series
[diamond]  Phoenix-Lord Abbett Mid-Cap Value Series
[diamond]  Phoenix-MFS Investors Growth Stock Series
[diamond]  Phoenix-MFS Investors Trust Series
[diamond]  Phoenix-MFS Value Series
[diamond]  Phoenix-Northern Dow 30 Series
[diamond]  Phoenix-Northern Nasdaq-100 Index(R) Series
[diamond]  Phoenix-Oakhurst Growth and Income Series
[diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond]  Phoenix-Seneca Strategic Theme Series
[diamond]  Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
[diamond]  AIM V.I. Capital Appreciation Fund
[diamond]  AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------

[diamond]  Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
[diamond]  Federated Fund for U.S. Government Securities II

[diamond]  Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
[diamond]  VIP Contrafund(R) Portfolio
[diamond]  VIP Growth Opportunities Portfolio
[diamond]  VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
[diamond]  Mutual Shares Securities Fund

[diamond]  Templeton Developing Markets Securities Fund *

[diamond]  Templeton Foreign Securities Fund

[diamond]  Templeton Global Asset Allocation Fund *

[diamond]  Templeton Growth Securities Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
--------------------------------------

[diamond]  Scudder VIT EAFE(R) Equity Index Fund
[diamond]  Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
[diamond]  Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond]  Wanger Foreign Forty
[diamond]  Wanger International Small Cap
[diamond]  Wanger Twenty
[diamond]  Wanger U.S. Smaller Companies

* Not available for new investors

    The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.

    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.

    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 2003, has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:           [envelope]   PHOENIX LIFE INSURANCE COMPANY
                                                                  ANNUITY OPERATIONS DIVISION

                                                                  PO Box 8027
                                                                  Boston, MA 02266-8027
                                                     [telephone]  TEL. 800/541-0171

                      TABLE OF CONTENTS

Heading                                                    Page
----------------------------------------------------------------
SUMMARY OF EXPENSES.......................................    3
CONTRACT SUMMARY..........................................    7
FINANCIAL HIGHLIGHTS......................................   10
PERFORMANCE HISTORY.......................................   10
THE VARIABLE ACCUMULATION ANNUITY.........................   10
PHOENIX AND THE ACCOUNT ..................................   10
INVESTMENTS OF THE ACCOUNT................................   10
GIA.......................................................   11
PURCHASE OF CONTRACTS.....................................   11
DEDUCTIONS AND CHARGES....................................   12
   Deductions from the Separate Account...................   12

   Reduced Charges, Credits and Bonus Guaranteed..........   13

THE ACCUMULATION PERIOD...................................   13
   Accumulation Units.....................................   13
   Accumulation Unit Values...............................   14
   Transfers .............................................   14

   Optional Programs and Riders...........................   14

   Surrender of Contract; Partial Withdrawals.............   17

   Lapse of Contract......................................   18
   Payment Upon Death Before Maturity Date ...............   18
THE ANNUITY PERIOD........................................   19
   Variable Accumulation Annuity Contracts................   19

   Annuity Payment Options ...............................   19

   Other Options and Rates................................   21
   Other Conditions.......................................   21

   Payment Upon Death After Maturity Date.................   21
VARIABLE ACCOUNT VALUATION PROCEDURES.....................   21
   Valuation Date.........................................   21

   Valuation Period.......................................   22
   Accumulation Unit Value................................   22
   Net Investment Factor..................................   22
MISCELLANEOUS PROVISIONS..................................   22
   Assignment.............................................   22
   Deferment of Payment ..................................   22

   Free Look Period.......................................   22
   Amendments to Contracts................................   22
   Substitution of Fund Shares............................   22
   Ownership of the Contract..............................   22

FEDERAL INCOME TAXES......................................   23
   Introduction...........................................   23
   Income Tax Status......................................   23
   Taxation of Annuities in General--Non-Qualified Plans..   23
   Additional Considerations..............................   24
   Diversification Standards .............................   25

   Taxation of Annuities in General--Qualified Plans......   25
SALES OF VARIABLE ACCUMULATION CONTRACTS..................   28
STATE REGULATION..........................................   28
REPORTS...................................................   28

VOTING RIGHTS.............................................   29
LEGAL MATTERS.............................................   29

SAI.......................................................   29
APPENDIX A - INVESTMENT OPTIONS...........................  A-1
APPENDIX B - GLOSSARY OF SPECIAL TERMS....................  B-1
APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES.................  C-1
APPENDIX D - FINANCIAL HIGHLIGHTS.........................  D-1



SUMMARY OF EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
   The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract.
-----------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES
    Deferred Surrender Charge (as a percentage of amount surrendered:
       Age of Payment in Complete Years 0  ...........     7%
       Age of Payment in Complete Years 1  ...........     6%
       Age of Payment in Complete Years 2  ...........     5%
       Age of Payment in Complete Years 3  ...........     4%           This table describes the fees and expenses that you will
       Age of Payment in Complete Years 4  ...........     3%           pay at the time that you purchase the contract, surrender
       Age of Payment in Complete Years 5  ...........     2%           the contract or transfer value between the subaccounts.
       Age of Payment in Complete Years 6  ...........     1%           State premium taxes may also be deducted.

       Age of Payment in Complete Years 7+ ...........    None


    Transfer Charge (1)
       Current .......................................    None
       Maximum........................................    $20

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL ADMINISTRATIVE CHARGE
    Maximum2..........................................    $35


ENHANCED DEATH BENEFIT OPTION 1 RIDER (as a percentage
of contract value) (3)................................    .05%

GUARANTEED MINIMUM INCOME BENEFIT
RIDER (GMIB) FEE  (4) (as a percentage of the
    guaranteed annuitization value)...................    .40%

ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of                     These tables describe the fees and expenses that you will
    average account value)                                               pay periodically during the time that you own the contract, not including annual fund fees and expenses.
    DEATH BENEFIT OPTION 1 - RETURN OF PREMIUM
    ------------------------------------------
    Mortality and Expense Risk Fee....................    .775%
    Daily Administrative Fee..........................    .125%
                                                          -----
    Total Annual Separate Account Expenses............    .900%

    DEATH BENEFIT OPTION 2 - ANNUAL STEP-UP
    ---------------------------------------
    Mortality and Expense Risk Fee....................   1.125%
    Daily Administrative Fee..........................    .125%
                                                        -------
    Total Annual Separate Account Expenses............   1.250%

------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES                                          This table shows the minimum and maximum total  operating
                                                                        expenses for the year ended  12/31/02, charged by the fund
                                       Minimum     Maximum              companies that you may pay periodically during  the time
                                       -------     -------              that you own the contract. More detail concerning  the
    Total Annual Fund Operating                                         funds' fees and total and net fund  operating expenses can
    Expenses (expenses that are                                         be found after the Expense Examples and are contained in
    deducted from the fund assets                                       the fund prospectuses.
    include management fees,
    12b-1 fees and other expenses)...   0.32%      22.60%

------------------------------------------------------------------------------------------------------------------------------------

1 We reserve the right to impose a transfer charge of up to $20 per transfer after the first 2 transfers in each contract year.

2 This charge is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options.

3 This charge is assessed against the issue payment and each contract anniversary against the contract value.

4 The Guaranteed Minimum Income Benefit Rider is an optional rider. The fee for this rider will be deducted annually on the contract anniversary, only if the rider is selected.

------------------------------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLES

    If you surrender your contract at the end of the applicable time period, your maximum costs would be:


DEATH BENEFIT OPTION 1
----------------------

             1 Year     3 Years   5 Years   10 Years
             ------     -------   -------   --------
             $2,803     $5,899    $7,898    $10,042

DEATH BENEFIT OPTION 2                                                  These examples are intended to help you compare the cost of
----------------------                                                  investing in the contract with the cost of investing in
                                                                        other variable annuity contracts. These costs include
             1 Year     3 Years   5 Years   10 Years                    contract owner transaction expenses, contract fees, separate
             ------     -------   -------   --------                    account annual expenses and the maximum fund fees and
             $2,827     $5,940    $7,934    $10,043                     expenses that were charged for the year ended 12/31/02.

                                                                        The examples assume that you invest $10,000 in the contract
    If you annuitize your contract at the end of the applicable time    for the time periods indicated. The examples also assume
    period, your maximum costs would be:                                that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Your
DEATH BENEFIT OPTION 1                                                  actual costs may be higher or lower based on these
----------------------                                                  assumptions.

             1 Year     3 Years   5 Years   10 Years
             ------     -------   -------   --------
             $2,803     $5,899    $7,448    $10,042

DEATH BENEFIT OPTION 2
----------------------

             1 Year     3 Years   5 Years   10 Years
             ------     -------   -------   --------
             $2,827     $5,940    $7,484    $10,043

    If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

DEATH BENEFIT OPTION 1
----------------------

             1 Year     3 Years   5 Years   10 Years
             ------     -------   -------   --------
             $2,173     $5,359    $7,448    $10,042

DEATH BENEFIT OPTION 2
----------------------

             1 Year     3 Years   5 Years   10 Years
             ------     -------   -------   --------
             $2,197     $5,400    $7,484    $10,043

------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)

------------------------------------------------------------------------------------------------------------------------------
                                                                        Rule
                                                      Investment        12b-1      Other Operating       Total Annual Fund
                     Series                         Management Fee      Fees          Expenses               Expenses
------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                          0.75%           N/A            0.30% (5)               1.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                              0.85%           N/A            2.58% (3)               3.43%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index               0.45%           N/A            0.28% (2)               0.73%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value               0.85%           N/A            2.91% (3)               3.76%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities            0.75%           N/A            0.37% (4)               1.12%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                         0.65%           N/A            0.10% (3)               0.75%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                 0.90%           N/A            1.32% (4)               2.22%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                            0.40%           N/A            0.16% (3)               0.56%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income               0.50%           N/A            0.19% (3)               0.69%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                          0.70%           N/A            0.31% (3)               1.01%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                           0.80%           N/A            0.54% (3)               1.34%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core (6)                        0.70%           N/A           13.62% (1)              14.32%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value (6)               0.90%           N/A           21.70% (1)              22.60%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select (6)          0.90%           N/A            9.36% (1)              10.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value (6)                      0.90%           N/A            5.26% (1)               6.16%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap (6)                       0.80%           N/A            7.34% (1)               8.14%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture (6)                  0.75%           N/A            6.28% (1)               7.03%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value (6)                 0.75%           N/A            8.51% (1)               9.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value (6)                   0.85%           N/A            9.20% (1)              10.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                      0.75%           N/A            0.23% (3)               0.98%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                             0.75%           N/A            4.73% (3)               5.48%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                       0.75%           N/A            1.84% (3)               2.59%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                 0.35%           N/A            0.76% (3)               1.11%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                    0.35%           N/A            2.37% (3)               2.72%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                      0.70%           N/A            0.25% (3)               0.95%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                   0.58%           N/A            0.12% (3)               0.70%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                  0.90%           N/A            1.67% (3)               2.57%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%           N/A            0.35% (3)               1.40%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%           N/A            0.59% 3                 1.64%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                           0.80%           N/A            0.34% 4                 1.14%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                          0.75%           N/A            0.25% 4                 1.00%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth          0.85%           N/A            8.48% 1                 9.33%(7)
------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.
(5) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.
(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
(7) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                          Net Annual                                                      Net Annual
                                                          ----------                                                      ----------
                                          Reimbursements     Fund                                          Reimbursements    Fund
                                          --------------     ----                                          --------------    ----
Series                                      & Waivers      Expenses  Series                                  & Waivers     Expenses
------                                      ---------      --------  ------                                  ---------     --------
Phoenix-AIM Mid-Cap Equity                    (2.33%)        1.10%   Phoenix-Lazard U.S. Multi-Cap            (7.19%)       0.95%
Phoenix-Alliance/Bernstein Enhanced Index     (0.08%)        0.65%   Phoenix-Lord Abbett Bond-Debenture       (6.13%)       0.90%
Phoenix-Alliance/Bernstein Growth + Value     (2.66%)        1.10%   Phoenix-Lord Abbett Large-Cap Value      (8.36%)       0.90%
Phoenix-Duff & Phelps Real Estate Securities  (0.02%)        1.10%   Phoenix-Lord Abbett Mid-Cap Value        (9.05%)       1.00%
Phoenix-Engemann Small & Mid-Cap Growth       (0.97%)        1.25%   Phoenix-MFS Investors Trust              (4.48%)       1.00%
Phoenix-Hollister Value Equity                (0.06%)        0.95%   Phoenix-MFS Value                        (1.59%)       1.00%
Phoenix-Janus Flexible Income                 (0.29%)        1.05%   Phoenix-Northern Dow 30                  (0.51%)       0.60%
Phoenix-Kayne Large-Cap Core                 (13.47%)        0.85%   Phoenix-Northern Nasdaq-100 Index(R)     (2.12%)       0.60%
Phoenix-Kayne Small-Cap Quality Value        (21.55%)        1.05%   Phoenix-Sanford Bernstein Global Value   (1.42%)       1.15%
Phoenix-Lazard International Equity Select    (9.21%)        1.05%   Phoenix-Sanford Bernstein Mid-Cap Value  (0.10%)       1.30%
Phoenix-Lazard Small-Cap Value                (5.11%)        1.05%   Phoenix-Sanford Bernstein                (0.34%)       1.30%
                                                                       Small-Cap Value
                                                                     Phoenix-State Street Research            (8.33%)       1.00%
                                                                       Small-Cap Growth

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net Annual
                                                                  Rule                                              Fund Expenses
                                                   Investment  12b-1 or      Other                                      After
                                                   Management   Service    Operating   Total Annual  Reimbursements Reimbursements
                     Series                           Fee         Fees     Expenses   Fund Expenses    & Waivers      & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A        0.11%        0.96%         (0.00%)        0.96%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      0.25% (1)    0.12%        0.97%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares  0.60%      0.25% (1)    0.17%        1.02%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (2)                      0.58%       0.10%       0.10%        0.78%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio (2)               0.58%       0.10%       0.12%        0.80%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio (2)                             0.58%       0.10%       0.09%        0.77%            --            -- 9
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60% (3)   0.25%       0.21%        1.06%         (0.01%)        1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         1.25%       0.25%       0.33%        1.83%         (0.00%)        1.83%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    0.70% (3)   0.25%       0.20%        1.15%         (0.02%)        1.13%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund               0.62% (3)   0.25%       0.21%        1.08%         (0.02%)        1.06%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund (4)                 0.81%       0.25%       0.06%        1.12%         (0.00%)        1.12%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (5)            0.45%        N/A        0.47%        0.92%         (0.27%)        0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund (6)                0.20%        N/A        0.12%        0.32%         (0.02%)        0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%        N/A        0.49%        1.29%            --            --9
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (8)                             1.00%        N/A        0.55%        1.55%         (0.10%)        1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.24%        N/A        0.23%        1.47%         (0.00%)        1.47%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        0.95%        N/A        0.23%        1.18%         (0.00%)        1.18%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.94%        N/A        0.11%        1.05%         (0.00%)        1.05%
----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund, .68% for the Templeton Foreign Securities Fund and .60% for the Templeton Global Asset Allocation Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


   Series                                                      Reimbursements & Waivers        Net Annual Fund Expenses
   ------                                                      ------------------------        ------------------------
   Federated Fund for U.S. Government Securities II                   (0.25%)                           0.72%
   Federated High Income Bond Fund II - Primary Shares                (0.25%)                           0.77%
   VIP Contrafund(R) Portfolio                                        (0.04%)                           0.74%
   VIP Growth Opportunities Portfolio                                 (0.03%)                           0.77%
   VIP Growth Portfolio                                               (0.06%)                           0.71%
   Technology Portfolio                                               (0.14%)                           1.15%

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

CONTRACT SUMMARY
--------------------------------------------------------------------------------

    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.

OVERVIEW
    The contract offers a dynamic idea in retirement planning. It is designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that they likely would not benefit from the tax deferral provided by an annuity contract, and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

    The contract offers a combination of investment options, both variable and fixed. Investments in the variable options provide results which vary and depend upon the performance of the underlying fund, while investments in the GIA provide guaranteed interest earnings subject to certain conditions. Please refer to "GIA" for a detailed discussion of the GIA.

    You also select a benefit option which is suitable in meeting your financial objectives. Each benefit option differs in the amount of mortality and expense risk charge, in how the death benefit is calculated and in the amount of contract value you may withdraw without surrender charges each contract year. See "The Accumulation Period--Payment Upon Death Before the Maturity Date" for a complete description.

    For more information, see "Purchase of Contracts."

INVESTMENT FEATURES

FLEXIBLE PAYMENTS
[diamond] You may make payments anytime until the maturity date.

[diamond] You can vary the amount and frequency of your payments.

[diamond] Other than the Minimum Initial Payment, there are no required payments.

MINIMUM CONTRIBUTION
[diamond] Generally, the Minimum Initial Payment is $1,000.

ALLOCATION OF PREMIUMS AND CONTRACT VALUE
[diamond] Payments are invested in one or more of the subaccounts and the GIA.


[diamond]  Transfers between the subaccounts and into the GIA can be made anytime. Transfers from the GIA are subject to rules discussed in "GIA" and in "The Accumulation Period--Transfers."

[diamond]  The contract value varies with the investment performance of the funds and is not guaranteed.

[diamond]  The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulation at rates set by us (minimum--3%).

WITHDRAWALS
[diamond]  You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge and premium tax.

[diamond]  Each year you may withdraw part of your contract value free of any surrender charges. During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial withdrawal without surrender charges. After that, depending on the benefit option selected, any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year (up to a maximum of 30% of your contract value as of the last contract anniversary). Please refer to "Deductions and Charges--Surrender Charges" for a complete description.

[diamond]  Withdrawals may be subject to the 10% penalty tax. See "Federal
           Income Taxes--Penalty Tax on Certain Surrenders and Withdrawals."

DEATH BENEFIT
    The death benefit is calculated differently under each benefit option and the amount varies based on the Option selected.

DEDUCTIONS AND CHARGES

FROM THE CONTRACT VALUE

[diamond]  No deductions are made from payments unless you elect the Enhanced
           Death Benefit Option 1 Rider.

[diamond]  A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time.

[diamond]  If we impose a surrender charge, it is on a first-in, first-out basis.

[diamond]  No surrender charges are taken upon the death of the annuitant or owner before the maturity date.

[diamond]  A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, up to the maximum of total premium, based on the date the payments are deposited:

    -----------------------------------------------------------
    Percent            7%   7%   6%   6%   5%   4%   3%   0%
    -----------------------------------------------------------
    Age of Payment in  0    1    2    3    4    5    6    7+
    Complete Years
    -----------------------------------------------------------


[diamond]  Administrative Charge--maximum of $35 each year.

[diamond]  Enhanced Death Benefit Option 1 Rider is an optional benefit that provides additional guaranteed benefits. The charge for the Enhanced Death Benefit Option 1 Rider is .05% on an annual basis. This charge is assessed against the initial payment at issue and then taken against the contract value at the beginning of each contract year on the contract anniversary. See "Optional Programs and Benefits" for complete details.

FROM THE ACCOUNT
[diamond]  Mortality and expense risk fee--varies based on the benefit option selected. See "Charges for Mortality and Expense Risks."

[diamond]  The daily administrative fee--0.125% annually. See "Charges for
           Administrative Services."

OTHER CHARGES OR DEDUCTIONS

[diamond]  Premium Taxes--taken from the contract value upon annuitization.

           o Phoenix will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. See "Premium Tax" and Appendix C.

[diamond]  Administrative Fee--maximum of $35 each year.

    See "Deductions and Charges" for a detailed description of contract charges.

    In addition, certain charges are deducted from the assets of the funds for investment management services. See the prospectuses for the funds for more information.

DEATH BENEFIT OPTIONS

[diamond]  The contract offers two death benefit options. You select the benefit option that best meets your financial needs.

           Each benefit option varies in the method of death benefit calculation, the amount of mortality and expense risk charge, and the amount of money you can withdraw from your contract each year free of surrender charges (free withdrawal amount). Please refer to the Death Benefit Options Table on the next page.

ADDITIONAL INFORMATION

FREE LOOK PERIOD

    You have the right to review the contract. If you are not satisfied, you may return it within 10 days after you receive it and cancel the contract. You will receive in cash the adjusted value of the initial payment, however, if applicable state law requires, we will return the full amount of the initial payment.

LAPSE
    If on any valuation date the total contract value equals zero or the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the contract value, the contract will immediately terminate and lapse without value.


DEATH BENEFIT OPTIONS TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                  DEATH BENEFIT OPTION 1           OPTIONAL BENEFITS                DEATH BENEFIT OPTION 2
----------------------------------------------------------------------------------------------------------------------------------

                                  RETURN OF                        ENHANCED DEATH BENEFIT           ANNUAL
COMPONENT                         PREMIUM                          OPTION 1 RIDER                   STEP-UP

-----------------------------------------------------------------------------------------------------------------------------------
Mortality & Expense Risk Fee(1)   .775%                            N/A                              1.125%
-----------------------------------------------------------------------------------------------------------------------------------
Rider Charge                      N/A                              .05%                             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Free Withdrawal Amount            CONTRACT YEAR 1:                 CONTRACT YEAR 1:                 CONTRACT YEAR 1:

                                  10% of the contract value as of  10% of the contract value as of  10% of the contract value as of
                                  the date of withdrawal           the date of withdrawal           the date of withdrawal


                                  CONTRACT YEARS 2 AND GREATER:    CONTRACT YEARS 2 AND GREATER:    CONTRACT YEARS 2 AND GREATER:

                                  10% of  the last contract        10% of the last                  10% of the last
                                  anniversary value                contract anniversary             contract anniversary
                                                                   value PLUS any                   value PLUS any
                                                                   unused percentage                unused percentage
                                                                   from prior years may             from prior years may
                                                                   be carried forward               be carried forward
                                                                   to the then current              to the then current
                                                                   contract year, up to             contract year, up to
                                                                   a maximum of 30% of              a maximum of 30% of
                                                                   your contract value              your contract value
                                                                   as of the last                   as of the last
                                                                   contract anniversary             contract anniversary


-----------------------------------------------------------------------------------------------------------------------------------
Death Benefit(2) on the date of   THE GREATER OF:                  THE GREATEST OF:                 THE GREATEST OF:
death of the annuitant who
has not yet attained age 80       1.  the sum of 100% of premium   1.  the sum of 100% of premium   1. the sum of 100% of premium
                                      payments less adjusted           payments less adjusted           payments less adjusted
                                      partial withdrawals on the       partial withdrawals on the       partial withdrawals on the
                                      claim date; or                   claim date; or                   claim date; or

                                  2.  the contract value on the    2.  the contract value on the    2. the contract value on the
                                      claim date; or                   claim date; or                  claim date; or

                                                                   3.  the 7 year Step-up Amount    3. the Annual Step-up Amount
                                                                       on the claim date            on the claim date
----------------------------------------------------------------------------------------------------------------------------------
Death Benefit(2) on the date of    THE GREATER OF:                  THE GREATER OF:                 THE GREATER OF:
death of the annuitant who
has attained age 80               1.  the sum of 100% of premium   1.  the death benefit in effect  1.  the death benefit in effect
                                      payments less adjusted           at the end of the last           at the end of the
                                      partial withdrawals on the       7-year period prior to the       immediately preceding
                                      claim date; or                   annuitant turning age 80,        contract year prior to the
                                                                       plus the sum of 100% of          annuitant turning age 80,
                                  2.  the contract value on the        premium payments less            plus the sum of 100% of
                                      claim date                       adjusted partial                 premium payments less
                                                                       withdrawals made since the       adjusted partial
                                                                       contract year that the           withdrawals made since the
                                                                       annuitant reached Age 80;        contract year that the
                                                                       or                               annuitant reached Age 80;
                                                                                                        or
                                                                   2.  the contract value on the
                                                                       claim date                   2.  the contract value on the
                                                                                                        claim date

-----------------------------------------------------------------------------------------------------------------------------------

(1) See the "Summary of Expenses" and "Deductions and Charges--Mortality and Expense Risk Charge" for complete details.
(2) See "The Accumulation Period--Payment Upon Death Before Maturity Date" for complete details.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past ten years, or since the subaccount began operations, if less. These tables are highlights only. More information is in the SAI and in the annual report. You may obtain a copy of the SAI by calling at Annuity Operations Division us at 800/541-0171.


    There are different financial highlight tables in this prospectus. Please be sure you refer to the appropriate table for your contract. Please see Appendix D.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of the investment management fees, daily administrative fees, annual contract fees, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively.
See the SAI for more information.

THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------
    The individual deferred variable accumulation annuity contract issued by Phoenix is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner and annuitant under a contract who bear the risk of investment gain or loss rather than Phoenix. To the extent that payments are not allocated to the GIA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case Phoenix will guarantee specified monthly annuity payments.

    You select the investment objective of each contract on a continuing basis by directing the allocation of payments and the reallocation of the contract value among the subaccounts and the GIA.


PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation.

    Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

    On July 1, 1992, the Account's domicile was transferred to New York. Under New York law and the contracts, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses from any other business or activity of Phoenix. The assets of the Account may not be used to pay liabilities arising out of any other business that we may conduct. Obligations under the contracts are obligations of Phoenix Life Insurance Company.

    Contributions to the GIA are not invested in the Account; rather, they become part of the general account of Phoenix (the "General Account"). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the GIA, see "GIA".


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS o The Phoenix Edge Series Fund o AIM Variable Insurance Funds o The Alger American Fund o Federated Insurance Series o Fidelity(R) Variable Insurance Products

[diamond]  Franklin Templeton Variable Insurance Products Trust
[diamond]  Scudder Investment VIT Funds
[diamond]  The Universal Institutional Funds, Inc.
[diamond]  Wanger Advisors Trust

    For additional information concerning the available investment options, please see Appendix A.

    Each investment option is subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing our Annuity Operations Division or calling us at the address or telephone number provided on the front page of this prospectus.

    The shares of the funds are not directly offered to the public. Shares of the funds are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the funds may be offered to separate accounts of other insurance companies.

        The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. Currently, we do not foresee any such differences or disadvantages at this time. However, we intend to monitor for any material conflicts and will determine what action, if any should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the fund or shares of another fund may be substituted.

INVESTMENT ADVISORS AND SUBADVISORS
For a complete list of advisors and subadvisors, please see Appendix A.

SERVICES OF THE ADVISORS
    The advisors and subadvisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.

GIA
--------------------------------------------------------------------------------
    In addition to the Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  Year One:       25% of the total value
[diamond]  Year Two:       33% of remaining value
[diamond]  Year Three:     50% of remaining value
[diamond]  Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------

    Generally, we require minimum initial payments of:

[diamond]  Non-qualified plans--$1,000

[diamond]  Individual Retirement Annuity--$1,000

[diamond]  Bank draft program--$25

           o You may authorize your bank to draw $25 or more from your personal checking account monthly to purchase units in any available subaccount, or for deposit in the GIA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial payment is $25. This payment must accompany the application (if any). Each subsequent payment under a contract must be at least $25.

[diamond]  Qualified plans--$1,000 annually

           o If contracts are purchased in connection with tax-qualified or employer-sponsored plans, a minimum annual payment of $1,000 is required.

    Generally, a contract may not be purchased for a proposed annuitant who is 81 years of age or older. Total payments in excess of $1,000,000 cannot be made without our permission. While the annuitant is living and the contract is in force, payments may be made anytime before the maturity date of a contract.

    Payments received under the contracts will be allocated in any combination to any subaccount or the GIA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the Phoenix-Goodwin Money Market subaccount. See "Free Look Period." Changes in the allocation of payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

    In certain circumstances we may reduce the initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

    (1) the make-up and size of the prospective group;

    (2) the method and frequency of premium payments; and

    (3) the amount of compensation to be paid to Registered Representatives on each premium payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.


DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------
DEDUCTIONS FROM THE SEPARATE ACCOUNT

PREMIUM TAX

    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, our status within those states and the insurance tax laws of those states. Premium taxes on contracts currently range from 0% to 3.5%. We will pay any premium tax due and will reimburse Phoenix only upon the earlier of either full or partial surrender of the contract, the maturity date or payment of death proceeds. For a list of states and premium taxes, see Appendix C.

SURRENDER CHARGES
    A deduction for surrender charges for this contract may be taken from proceeds of partial withdrawals from, or complete surrender of the contract. The amount (if any) of a surrender charge depends on whether your premium payments are held under the contract for a certain period of time. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. No surrender charge will be taken after the Annuity Period has begun except with respect to unscheduled withdrawals under annuity option K or L below. See "Annuity Payment Options." Any surrender charge is imposed on a first-in, first-out basis.

    Each year you may withdraw part of your contract value free of any surrender charges. During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial withdrawal without surrender charges. After that, depending on the benefit option selected or any optional benefits you may elect, any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year (up to a maximum of 30% of your contract value as of the last contract anniversary).


    The amount of free withdrawal available depends on the benefit option you select as follows:

[diamond]  DEATH BENEFIT OPTION 1

    CONTRACT YEAR 1:

    10% of the contract value as of the date of withdrawal.

    CONTRACT YEARS 2 AND GREATER:
    10% of the last contract anniversary value.

[diamond]  ENHANCED DEATH BENEFIT OPTION 1 RIDER

    CONTRACT YEAR 1:

    10% of the contract value as of the date of withdrawal.

    CONTRACT YEARS 2 AND GREATER:
    10% of the last contract anniversary value PLUS any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

    This rider is available at an annual cost of .05%.

    This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

[diamond]  DEATH BENEFIT OPTION 2

    CONTRACT YEAR 1:

    10% of the contract value as of the date of withdrawal.

    CONTRACT YEARS 2 AND GREATER:

    10% of the last contract anniversary value PLUS any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

    The deduction for surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, up to the maximum of total premium, is as follows:

 ----------------------------------------------------------
 Percent            7%   7%   6%   6%   5%   4%   3%   0%
 ----------------------------------------------------------
 Age of Payment     0    1    2    3    4    5    6    7+
 in Complete Years
 ----------------------------------------------------------

    If the annuitant or owner dies before the maturity date of the contract, the surrender charge described in the table above will not apply.

    The total deferred surrender charges on a contract will never exceed 9% of total payments, and the applicable level of surrender charge cannot be changed with respect to outstanding contracts. Surrender charges imposed in connection with partial surrenders will be deducted from the subaccounts and the GIA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by Phoenix from the assets of the General Account.

MORTALITY AND EXPENSE RISK FEE
    We make a daily deduction from each subaccount for the mortality and expense risk charge. The charge is assessed against the daily net assets of the subaccounts and varies based on the benefit option you selected. The charge under each benefit option is equal, on an annual basis to the following percentages:

-------------------------------------------------------------

   DEATH BENEFIT OPTION 1 -      DEATH BENEFIT OPTION 2 -
     RETURN OF PREMIUM               ANNUAL STEP-UP

-------------------------------------------------------------
            0.775%                        1.125%
-------------------------------------------------------------

    Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

    In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives according to the annuity tables and other provisions of the contract

    No mortality and expense risk charge is deducted from the GIA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

ADMINISTRATIVE FEE
    We make a daily deduction from the Account value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the subaccounts. It compensates the Company for administrative expenses that exceed revenues from the administrative charge described below. (This fee is not deducted from the GIA.)

ADMINISTRATIVE CHARGE
    We deduct an administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

    The maximum administrative maintenance charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the subaccounts and the GIA in which you have an interest. Any portion of the Administrative Charge from the GIA cannot exceed $30. If you fully surrender your contract, the full administrative fee, if applicable, will be deducted at the time of withdrawal. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

REDUCED CHARGES, CREDITS AND BONUS GUARANTEED INTEREST RATES
    We may reduce or eliminate the mortality and expense risk fee and the surrender or annual administrative charge, credit additional amounts or grant bonus Guaranteed Interest Rates when sales of the contracts are made to certain individuals or groups of individuals that result in savings of sales expenses. We will consider the following characteristics:

(1) the size and type of the group of individuals to whom the contract is offered;

(2) the amount of anticipated premium payments;

(3) whether there is a preexisting relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4) internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

    Any reduction or elimination of surrender or administrative charge will not be unfairly discriminatory against any person. We will make any reduction according to our own rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time.

OTHER CHARGES
    As compensation for investment management services, the Advisers are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------
    The accumulation period is that time before annuity payments begin during which your payments into the contract remain invested.

ACCUMULATION UNITS

    Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned unless you request us to hold it while the application is completed.

Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such units next determined after the receipt of the payment at our Annuity Operations Division. The number of accumulation units of a subaccount purchased with a specific payment will be determined by dividing the payment by the value of an accumulation unit in that subaccount next determined after receipt of the payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.

ACCUMULATION UNIT VALUES
    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

TRANSFERS

    You may at anytime prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts and the GIA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of written notice of election in a form satisfactory to us. A transfer among subaccounts and the GIA does not automatically change the payment allocation schedule of your contract.

    You may request transfers and changes in payment allocations among available subaccounts and the GIA by writing to our Annuity Operations Division.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer.

    Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.

    No surrender charge will be assessed when a transfer is made. The date a payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of $20 per transfer after the first two transfers in each contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. However, you will be permitted at least six transfers during each contract year. If the Temporary Money Market Allocation Amendment is in effect, no transfers may be made until the end of the free look period. See "Free Look Period." There are additional restrictions on transfers from the GIA as described above and in the "GIA."

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

    Currently, contracts in the annuity period are not able to make transfers between subaccounts.


OPTIONAL PROGRAMS AND RIDERS


DOLLAR COST AVERAGING PROGRAM
    You also may elect to transfer funds automatically among the subaccounts or the GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA.

    Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.

    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or while the Asset Rebalancing Program is in effect. There is no cost to participate in this program.

    The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market.

    We may at different times offer an Enhanced Dollar Cost Averaging Program. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program can only be transferred to the subaccounts and will not be subject to the Maximum GIA Percentage.

ASSET REBALANCING PROGRAM
    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semiannual or annual basis.

    Asset Rebalancing does not permit transfers to or from the GIA. There is no cost to participate in this program. The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market.

SYSTEMATIC WITHDRAWAL PROGRAM
    Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program.

    The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

    You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date.

INTEREST INVESTMENT PROGRAM
    We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the subaccounts under the separate account.

    You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

    You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

    Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

    The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

    The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

ENHANCED DEATH BENEFIT OPTION 1 RIDER
    Enhanced Death Benefit Option 1 Rider is an optional benefit that if elected, provides the following additional benefits:

    1. CUMULATIVE FREE WITHDRAWALS: After the first contract year, the free withdrawal amount equals 10% of the last contract anniversary value PLUS any unused percentage from prior years may be carried forward to the then current contract year to a maximum of 30% of your contract value as of the last contract anniversary.

    2. 7-YEAR STEP-UP IN THE DEATH BENEFIT: PRIOR TO THE ANNUITANT'S 80TH BIRTHDAY, THE DEATH BENEFIT EQUALS THE GREATEST OF:

        a. the sum of 100% of premium payments less adjusted partial withdrawals on the claim date; or

        b. the contract value on the claim date; or

        c. the 7-year Step-up amount on the claim date.

    3. MINIMUM DEATH BENEFIT PAST THE ANNUITANT'S 80TH BIRTHDAY. THE DEATH BENEFIT IS EQUAL TO THE GREATER OF:

        a. the death benefit in effect at the end of the last 7-year period prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

        b. the contract value on the claim date.

    There is a charge of .05% on an annual basis for the Enhanced Death Benefit Option 1 Rider. This charge is assessed against the initial payment at issue and then taken against the contract value at the beginning of each contract year on the contract anniversary.

NURSING HOME WAIVER
    After the first contract year, the Nursing Home Waiver provides for the waiver of surrender charges provided the annuitant is confined to a licensed nursing home facility for at least 120 days. The withdrawal request must be within 2 years of the annuitant's admission to the licensed nursing home facility.

    There is no charge for this additional benefit.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDER
    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the oldest annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the oldest annuitant's 90th birthday.

GUARANTEED ANNUITIZATION VALUE
    On and before the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

    B= the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

    C= the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D=   any tax that may be due.

    After the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the guaranteed annuitization value on the contract anniversary following the older annuitant's 85th birthday.

    B= the sum of premium payments made after the contract anniversary following the older annuitant's 85th birthday.

    C= the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 85th birthday.

    D=   any tax that may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION
    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

EFFECTIVE ANNUAL RATE
    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.

    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.
4.  each contract anniversary.

RIDER FEE
    The fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. We will deduct the rider fee on each contract anniversary that this rider is in effect and upon full surrender of the contract. The rider fee will be deducted from the total contract value with each subaccount and GIA if available bearing a pro rata share of such fee based on the proportionate contract value of each subaccount and GIA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value.

TERMINATION OF THIS RIDER
    This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the oldest annuitant's 90th birthday;

2.  the termination of the contract to which this rider is attached;

3. the date a death benefit becomes payable under the contract to which this rider is attached;

4. the date annuity payments commence under the contract to which this rider is attached; and

5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB ANNUITY PAYMENT OPTIONS
    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

--------------------------------------------------------------------------------
                    IMPORTANT INFORMATION REGARDING THE GMIB

    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

[diamond]  The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

[diamond]  The minimum monthly fixed annuity payment amount provided by the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than the contract value.

[diamond]  The GMIB is irrevocable once elected.

[diamond]  You may not change any annuitant or joint annuitant while the GMIB is in effect.

[diamond]  The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

[diamond]  You should consult with a qualified financial advisor if you are considering the GMIB.

[diamond]  The GMIB is only available if approved in your state and if we offer it for use with the contract.
--------------------------------------------------------------------------------

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS

    If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under annuity payment options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes." The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. contract values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Miscellaneous Provisions--Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the contract maturity date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans"; "Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge is imposed on a first-in, first-out basis.

    Any request for a withdrawal from, or complete surrender of, a contract should be mailed to our Annuity Operations Division.


LAPSE OF CONTRACT
    The contract will terminate and lapse without value, if on any valuation date:

[diamond]  The contract value is zero; or

[diamond]  The annual Administrative Charge or premium tax reimbursement due on either a full or partial surrender is greater than or equal to the contract value (unless any contract value has been applied under one of the variable annuity payment options)

    Phoenix will notify you in writing that the contract has lapsed.

PAYMENT UPON DEATH BEFORE MATURITY DATE

WHO RECEIVES PAYMENT

[diamond]  DEATH OF AN OWNER/ANNUITANT If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the annuitant's beneficiary.

[diamond]  DEATH OF AN ANNUITANT WHO IS NOT THE OWNER If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant. If there is no contingent annuitant, the death benefit will be paid to the annuitant's beneficiary.

[diamond]  SPOUSAL BENEFICIARY CONTRACT CONTINUANCE If the spousal beneficiary continues the contract at the death of the an owner/annuitant or owner who is not also the annuitant, the spousal beneficiary becomes the annuitant. The benefit option in effect at the death of an owner/annuitant or an owner will also apply to the spousal beneficiary.

[diamond]  CONTINGENT ANNUITANT CONTRACT CONTINUANCE Upon the death of the annuitant who is not the owner provided a contingent annuitant was named prior to the death of the annuitant the contract will continue with the contingent annuitant becoming the annuitant. The benefit option in effect at the death of the annuitant will also apply to the contingent annuitant.

[diamond]  QUALIFIED CONTRACTS Under Qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

    Death benefit payments must satisfy distribution rules (See "Qualified Plans" for a detailed discussion.)

[diamond]  OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON If the owner is not an individual, the death of the annuitant is treated as the death of the owner.

PAYMENT AMOUNT BEFORE AGE 80
    Upon the death of the annuitant or owner/annuitant who has not yet reached age 80.

[diamond]  DEATH BENEFIT OPTION 1--RETURN OF PREMIUM

           The greater of:

           a)  100% of payments, less adjusted partial withdrawals; or
           b)  the contract  value on the claim date.

[diamond]  DEATH BENEFIT OPTION 2--ANNUAL STEP-UP

           The greater of:

           a)  100% of payments, less adjusted partial withdrawals; or
           b)  the contract value on the claim date; and
           c)  the Annual Step-up Amount on the claim date.

[diamond]  ENHANCED DEATH BENEFIT OPTION 1 RIDER
           Before the annuitant's 80th birthday, if the Enhanced Death Benefit Option 1 Rider has been elected, the death benefit (less any deferred premium tax) equals:

           The greater of:

           1. the sum of 100% of premium payments less adjusted partial withdrawals on the claim date; or

    2. the contract value on the claim date; or

    3. the 7-year step-up amount on the claim date.

       This rider is available at an annual cost of .05%.

       This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

PAYMENT AMOUNT AFTER AGE 80
    After the annuitant's 80th birthday, the death benefit (less any deferred premium tax) equals:

[diamond]  DEATH BENEFIT OPTION 1--RETURN OF PREMIUM

           The greater of:

           1. the sum of 100% of premium payments less adjusted partial withdrawals on the Claim Date; or

           2.  the contract value on the claim date.

[diamond]  ENHANCED DEATH BENEFIT OPTION 1 RIDER
           After the annuitant's 80th birthday, if the Enhanced Death Benefit Option 1 Rider has been elected, the death benefit (less any deferred premium tax) equals:

           The greater of:

           1. the death benefit in effect at the end of the last 7-year period prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

           2.  the contract value on the claim date.


               This rider is available at an annual cost of .05%.

               This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

[diamond]  DEATH BENEFIT OPTION 2--ANNUAL STEP-UP

           The greater of:

           1. the death benefit in effect prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

           2.  the contract value on the claim date.

[diamond}  DEATH OF AN OWNER WHO IS NOT THE ANNUITANT
           Upon the death of an Owner who is not the annuitant, provided that there is no surviving joint Owner, the death proceeds will be paid to the Owner's beneficiary. The amount of death benefit payable is equal to the greater of:

           o  100% of payments, less withdrawals; and
           o  the contract value on the claim date.

           BECAUSE THE DEATH BENEFIT IN THIS SITUATION EQUALS THE GREATER OF PREMIUMS PAID AND THE CONTRACT VALUE, AN OWNER WHO IS NOT THE ANNUITANT SHOULD SERIOUSLY CONSIDER WHETHER DEATH BENEFIT OPTION 2 IS SUITABLE FOR THEIR CIRCUMSTANCES.

    Depending upon state law, the payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due. See "Premium Tax." See also "Distribution at Death" under "Federal Income Taxes."

    We reserve the right to discontinue offering any one of the available death benefit options in the future.

THE ANNUITY PERIOD
--------------------------------------------------------------------------------
    The annuity period is that period of time beginning after the end of the accumulation period and during which payments to you are made.

VARIABLE ACCUMULATION ANNUITY CONTRACTS
    Annuity payments will begin on the contract's maturity date if the annuitant is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a Fixed Payment Annuity is elected. No surrender charge is taken. Each contract will provide, at the time of its issuance, for a Variable Payment Life Expectancy Annuity (Option L) unless a different annuity option is elected by you. See "Annuity Payment Options." Under a Variable Payment Life Expectancy Annuity, annuity payments are made on a monthly basis over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Each contract specifies a provisional maturity date at the time of its issuance. You may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant's 90th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The datE set forth in (b) does not apply to an IRA.

    The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If a maturity date, which is different from the provisional maturity date, is not elected by you, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. See "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

ANNUITY PAYMENT OPTIONS
    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Payment Life Expectancy Annuity (Option L) as described below. Upon the death of the annuitant and joint annuitant if any, the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

    With the exception of the Fixed Payment Options and Option L--Variable Payment Life Expectancy Annuity, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The payment rate differs according to the annuity payment option selected and the age of the annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options.

The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial payment will be calculated based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable income payments for 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the contract and in the SAI.

    Instead of the Variable Payment Life Expectancy Annuity, (see "Option L" below), you may, by written request received by our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under annuity payment options K or L.

    The level of annuity payments payable under the following options is based upon the option selected. In addition, such factors as the age at which payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable payment annuities) and the frequency of payments will effect the level of annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first payment under variable payment annuity options I, J, K, M and N.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of payments under each annuity payment option.

OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Provides a monthly income for the life of the annuitant. In the event of death of the annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

OPTION B--NON-REFUND LIFE ANNUITY
    Provides a monthly income for the lifetime of the annuitant. No income is payable after the death of the annuitant.

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
    Provides a monthly income for the lifetimes of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the surviving annuitant.

    Under Option D, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    Provides a monthly income for the life of the annuitant. In the event of the annuitant's death, the annuity income will continue to the annuitant's beneficiary until the amount applied to purchase the annuity has been distributed.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR
PERIOD CERTAIN
    Provides a monthly income for the lifetime of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

    Under Option F, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    Provides equal income installments for a specified period of years whether the annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the annuitant dies prior to the end of the elected period certain, annuity payments will continue to the annuitant's beneficiary until the end of the elected period certain.

OPTION I--VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR
PERIOD CERTAIN

    Unless another annuity payment option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity for the life of the annuitant. In the event of the death of the annuitant, during the first 10 years after payout commences, the annuity payments are made to the annuitant's beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested.

OPTION J--JOINT SURVIVOR VARIABLE PAYMENT LIFE ANNUITY WITH
10-YEAR PERIOD CERTAIN
    Provides a variable payout monthly annuity while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

OPTION K--VARIABLE PAYMENT ANNUITY FOR A SPECIFIED PERIOD
    Provides variable payout monthly income installments for a specified period of time, whether the annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge.

OPTION L--VARIABLE PAYMENT LIFE EXPECTANCY ANNUITY
    Provides a variable payout monthly income payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

OPTION M--UNIT REFUND VARIABLE PAYMENT LIFE ANNUITY
    Provides variable monthly payments as long as the annuitant lives. If the annuitant dies, the annuitant's beneficiary will receive the value of the remaining annuity units in a lump sum.

OPTION N--VARIABLE PAYMENT NON-REFUND LIFE ANNUITY
    Provides a variable monthly income for the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant.

OTHER OPTIONS AND RATES

    We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the annuity options above.

OTHER CONDITIONS
    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an annuity option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Currently, transfers between subaccounts are not available for amounts allocated to any of the variable payment annuity options.

PAYMENT UPON DEATH AFTER MATURITY DATE
    If an owner who also is the annuitant dies on or after the maturity date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant's beneficiary any annuity payments due during any applicable period certain under the annuity option in effect on the annuitant's death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any remaining annuity payments to the annuitant's beneficiary according to the payment option in effect at the time of the annuitant's death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner's beneficiary according to the payment option in effect at the time of the owner's death.


VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------
VALUATION DATE

    A valuation date is every day the NYSE is open for trading. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE
    The value of one accumulation unit was set at $1.000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.

NET INVESTMENT FACTOR
    The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.


MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT
    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary. A written notice of such assignment must be filed with our Annuity Operations Division before it will be honored.

    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See "Surrenders or Withdrawals Prior to the contract Maturity Date."

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

DEFERMENT OF PAYMENT
    Payment of the contract value in a single sum upon a withdrawal from, or complete surrender of, a contract will ordinarily be made within seven days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times
(a) when the NYSE is closed, other than customary weekend and holiday closings,
(b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

FREE LOOK PERIOD
    We may mail the contract to you or we may deliver it to you in person. You may surrender a contract for any reason within 10 days after you receive it and receive in cash the adjusted value of your initial payment. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial payment has been allocated to the GIA, we also will refund any earned interest. If applicable state law requires, we will return the full amount of any payments we received.

    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of other premium payments paid during your Free Look Period to the Phoenix-Goodwin Money Market subaccount. When your Free Look Period expires we allocate the contract value among the subaccounts and/or the GIA according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the series of the funds may become unsuitable for investment by contract owners because of a change in investment policy, or a change in the tax laws, or because the shares are no longer available for investment. In that event, we may seek to substitute the shares of another series or the shares of an entirely different fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.


OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES
--------------------------------------------------------------------------------
INTRODUCTION

    The contracts are designed for use with retirement plans, which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion can only make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the appropriate fund prospectuses.

INCOME TAX STATUS
    We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from Phoenix and its operations form a part of Phoenix, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT
MATURITY DATE
    Code Section 72 provides that a total or partial surrender from a contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of payments (premiums paid) by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. However, under certain types of Qualified Plans there may be no investment in the contract within the meaning of Code Section 72, so that the total amount of all payments received will be taxable. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT
MATURITY DATE
    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under Qualified Plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities started after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies our Annuity Operations Division of that election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the U.S. Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to Qualified Plans. See "Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans."

ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES
    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under Qualified Plans. However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax adviser.

    If the annuitant, who is not the contract owner, dies before the maturity date and there is no contingent annuitant, the annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

    If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the death of the first of the contract owners.

    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the annuity payment option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

TRANSFER OF ANNUITY CONTRACTS
    Transfers of non-qualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS
    If the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, or where the annuity contract is an immediate annuity.

SECTION 1035 EXCHANGES
    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract, will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code
Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code
Section 1035 should consult their tax advisers.

MULTIPLE CONTRACTS
    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

    The U.S. Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one contract or other annuity contracts.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS
    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter that the series' assets be invested in no more than:

[diamond]  55% in any 1 investment
[diamond]  70% in any 2 investments
[diamond]  80% in any 3 investments
[diamond]  90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

    The U.S. Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.
    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS
    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan contracts from application of the diversification rules, all investments of the Phoenix Qualified Plan contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for non-qualified contracts as well as Qualified Plan contracts.

    Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

TAXATION ON ANNUITIES IN GENERAL--QUALIFIED PLANS
    The contracts may be used with several types of Qualified Plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, Phoenix will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected payment option may not be enforceable.

    As the owner of the contract, you may elect one of the available death benefits options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether death benefit options such as those available under the contract comply with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Certain enhanced death benefits may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of purchase price (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of purchase price (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE VS. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by Phoenix in connection with certain Qualified Plans will utilize annuity tables, which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing Qualified Plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of Qualified Plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAS")
    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or
(b) in the
case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) contracts, which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant's contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred surrender charge; and (b) 50% of the contract value minus any contingent deferred surrender charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greater of $1000 and 25% of the contract value in the GIA may be borrowed at any one time.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Account or the GIA in accordance with the participant's most recent premium allocation on file with us.

    If a loan repayment is not received by us before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS
    The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

INDIVIDUAL RETIREMENT ANNUITY
    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA.

    Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS
    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including items such as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these Plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS
    In the case of a withdrawal under a Qualified Plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the

SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE
    The above description of federal income tax consequences of the different types of Qualified Plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a Qualified Plan and purchase of a contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the contract as an investment vehicle for the Qualified Plan.


SALES OF VARIABLE ACCUMULATION CONTRACTS
-------------------------------------------------------------------------------

    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Contracts may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal up to 7.25% of the payments made under the contract. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the contract. Any such amount paid with respect to contracts sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.

STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.

VOTING RIGHTS
--------------------------------------------------------------------------------

    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and, as such, have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

    Matters on which owners may give voting instructions include the following:
(1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the Shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter. The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with proper forms and proxies to enable them to give these instructions.

TEXAS OPTIONAL RETIREMENT PROGRAM
-------------------------------------------------------------------------------

    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity payment options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.

LEGAL MATTERS
-------------------------------------------------------------------------------
    Matthew A. Swendiman, Counsel, Joseph P. DeCresce, Counsel, and Brian A. Giantonio, Vice President, Tax and ERISA Counsel, Phoenix Life Insurance Company, have provided advice on certain matters relating to the federal securities, state regulations and income tax laws in connection with the contracts described in this prospectus.



SAI
--------------------------------------------------------------------------------

    The SAI contains more specific information and financial statements relating to the Account and Phoenix. The Table of Contents of the SAI is set forth below:


[diamond]  Underwriter
[diamond]  Performance History
[diamond]  Calculation of Yield and Return
[diamond]  Calculation of Annuity Payments
[diamond]  Experts
[diamond]  Separate Account Financial Statements
[diamond]  Company Financial Statements

    Contract owner inquiries and requests for an SAI should be directed to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A - INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Investment Type
                                              --------------------------------------------------------------------------------------

                                                           Domestic   Domestic   Domestic    Growth          International    Money
             Series                                 Bond    Blend      Growth     Value     & Income   Index    Growth        Market
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                                  |X|
Phoenix-AIM Mid-Cap Equity                                   |X|
Phoenix-Alliance/Bernstein Enhanced Index                                                               |X|
Phoenix-Alliance/Bernstein Growth + Value                               |X|        |X|
Phoenix-Duff & Phelps Real Estate Securities                                                  |X|
Phoenix-Engemann Capital Growth                                         |X|
Phoenix-Engemann Small & Mid-Cap Growth                                 |X|
Phoenix-Goodwin Money Market                                                                                                   |X|
Phoenix-Goodwin Multi-Sector Fixed Income           |X|
Phoenix-Hollister Value Equity                                                     |X|
Phoenix-Janus Flexible Income                       |X|
Phoenix-Kayne Large-Cap Core                                 |X|
Phoenix-Kayne Small-Cap Quality Value                                              |X|
Phoenix-Lazard International Equity Select                                                                      |X|
Phoenix-Lazard Small-Cap Value                                                     |X|
Phoenix-Lazard U.S. Multi-Cap                                                      |X|
Phoenix-Lord Abbett Bond-Debenture                  |X|
Phoenix-Lord Abbett Large-Cap Value                                                |X|
Phoenix-Lord Abbett Mid-Cap Value                                                  |X|
Phoenix-MFS Investors Growth Stock                                      |X|
Phoenix-MFS Investors Trust                                                                   |X|
Phoenix-MFS Value                                                                  |X|
Phoenix-Northern Dow 30                                                                                 |X|
Phoenix-Northern Nasdaq-100 Index(R)                                                                    |X|
Phoenix-Oakhurst Growth and Income                                                            |X|
Phoenix-Oakhurst Strategic Allocation                                                         |X|
Phoenix-Sanford Bernstein Global Value                                                                          |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                            |X|
Phoenix-Sanford Bernstein Small-Cap Value                                          |X|
Phoenix-Seneca Mid-Cap Growth                                           |X|
Phoenix-Seneca Strategic Theme                                          |X|
Phoenix-State Street Research Small-Cap Growth                          |X|
AIM V.I. Capital Appreciation Fund                                      |X|
AIM V.I. Premier Equity Fund                                 |X|
Alger American Leveraged AllCap Portfolio                               |X|
Federated Fund for U.S. Government Securities II    |X|
Federated High Income Bond Fund II                  |X|
VIP Contrafund(R) Portfolio                                             |X|
VIP Growth Opportunities Portfolio                                      |X|
VIP Growth Portfolio                                                    |X|
Mutual Shares Securities Fund                                                                 |X|
Templeton Developing Markets Securities Fund                                                                    |X|
Templeton Foreign Securities Fund                                                                               |X|
Templeton Global Asset Allocation Fund                                                                          |X|
Templeton Growth Securities Fund                                                                                |X|
Scudder VIT EAFE(R) Equity Index Fund                                                                   |X|
Scudder VIT Equity 500 Index Fund                                                                       |X|
Technology Portfolio                                                    |X|
Wanger Foreign Forty                                                                                            |X|
Wanger International Small Cap                                                                                  |X|
Wanger Twenty                                                           |X|
Wanger U.S. Smaller Companies                                           |X|
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Advisors
                                                ------------------------------------------------------------------------------------
                 Series

                                                                           Duff &
                                                    Phoenix    Phoenix     Phelps                 Fred        Deutsche     Federated
                                                   Investment  Variable  Investment    AIM        Alger        Asset      Investment
                                                    Counsel,   Advisors, Management  Advisors,  Management,  Management,  Management
                                                      Inc.       Inc.        Co.       Inc.        Inc.         Inc.       Company
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                       |X|
Phoenix-AIM Mid-Cap Equity                                       |X|
Phoenix-Alliance/Bernstein Enhanced Index                        |X|
Phoenix-Alliance/Bernstein Growth + Value                        |X|
Phoenix-Duff & Phelps Real Estate Securities                                |X|
Phoenix-Engemann Capital Growth                      |X|
Phoenix-Engemann Small & Mid-Cap Growth              |X|
Phoenix-Goodwin Money Market                         |X|
Phoenix-Goodwin Multi-Sector Fixed Income            |X|
Phoenix-Hollister Value Equity                       |X|
Phoenix-Janus Flexible Income                                    |X|
Phoenix-Kayne Large-Cap Core                         |X|
Phoenix-Kayne Small-Cap Quality Value                |X|
Phoenix-Lazard International Equity Select                       |X|
Phoenix-Lazard Small-Cap Value                                   |X|
Phoenix-Lazard U.S. Multi-Cap                                    |X|
Phoenix-Lord Abbett Bond-Debenture                               |X|
Phoenix-Lord Abbett Large-Cap Value                              |X|
Phoenix-Lord Abbett Mid-Cap Value                                |X|
Phoenix-MFS Investors Growth Stock                               |X|
Phoenix-MFS Investors Trust                                      |X|
Phoenix-MFS Value                                                |X|
Phoenix-Northern Dow 30                                          |X|
Phoenix-Northern Nasdaq-100 Index(R)                             |X|
Phoenix-Oakhurst Growth and Income                   |X|
Phoenix-Oakhurst Strategic Allocation                |X|
Phoenix-Sanford Bernstein Global Value                           |X|
Phoenix-Sanford Bernstein Mid-Cap Value                          |X|
Phoenix-Sanford Bernstein Small-Cap Value                        |X|
Phoenix-Seneca Mid-Cap Growth                        |X|
Phoenix-Seneca Strategic Theme                       |X|
Phoenix-State Street Research Small-Cap Growth                   |X|
AIM V.I. Capital Appreciation Fund                                                     |X|
AIM V.I. Premier Equity Fund                                                           |X|
Alger American Leveraged AllCap Portfolio                                                          |X|
Federated Fund for U.S. Government Securities II                                                                             |X|
Federated High Income Bond Fund II                                                                                           |X|
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund                                                                           |X|
Scudder VIT Equity 500 Index Fund                                                                               |X|
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Advisors
                                                ------------------------------------------------------------------------------------
                                                    Fidelity              Morgan
                                                   Management  Franklin   Stanley    Templeton  Templeton     Templeton   Wanger
                                                      and       Mutual   Investment   Asset      Global      Investment    Asset
                                                    Research   Advisers, Management  Management, Advisors     Counsel,   Management,
               Series                               Company      LLC        Inc.       Ltd.      Limited        Inc.        L.P.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio                          |X|
VIP Growth Opportunities Portfolio                   |X|
VIP Growth Portfolio                                 |X|
Mutual Shares Securities Fund                                    |X|
Templeton Developing Markets Securities Fund                                           |X|
Templeton Foreign Securities Fund                                                                               |X|
Templeton Global Asset Allocation Fund                                                                          |X|
Templeton Growth Securities Fund                                                                   |X|
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio                                                        |X|
Wanger Foreign Forty                                                                                                        |X|
Wanger International Small Cap                                                                                              |X|
Wanger Twenty                                                                                                               |X|
Wanger U.S. Smaller Companies                                                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Subadvisors
                                                ------------------------------------------------------------------------------------
                                                                                                    Kayne
                                                                                                   Anderson
                                                Aberdeen       AIM       Alliance       Janus      Rudnick       Lazard      Lord,
                                                  Fund        Capital     Capital      Capital    Investment     Asset      Abbett
                                                 Managers,  Management,  Management,  Management  Management,  Management   & Co.
                Series                             Inc.        Inc.         L.P.         LLC         LLC          LLC        LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                     |X|
Phoenix-AIM Mid-Cap Equity                                     |X|
Phoenix-Alliance/Bernstein Enhanced Index                                   |X|
Phoenix-Alliance/Bernstein Growth + Value                                   |X|
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                            |X|
Phoenix-Kayne Large-Cap Core                                                                         |X|
Phoenix-Kayne Small-Cap Quality Value                                                                |X|
Phoenix-Lazard International Equity Select                                                                        |X|
Phoenix-Lazard Small-Cap Value                                                                                    |X|
Phoenix-Lazard U.S. Multi-Cap                                                                                     |X|
Phoenix-Lord Abbett Bond-Debenture                                                                                           |X|
Phoenix-Lord Abbett Large-Cap Value                                                                                          |X|
Phoenix-Lord Abbett Mid-Cap Value                                                                                            |X|
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                      |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                     |X|
Phoenix-Sanford Bernstein Small-Cap Value                                   |X|
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Subadvisors
                                                ------------------------------------------------------------------------------------
                                                                                                      State
                                                              Northern      Roger       Seneca        Street
                                                   MFS         Trust      Engemann &    Capital     Research &
                                                Investment  Investments,  Associates,  Management,  Management
                Series                          Management     Inc.         Inc.         LLC         Company
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                             |X|
Phoenix-Engemann Small & Mid-Cap Growth                                     |X|
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock                 |X|
Phoenix-MFS Investors Trust                        |X|
Phoenix-MFS Value                                  |X|
Phoenix-Northern Dow 30                                        |X|
Phoenix-Northern Nasdaq-100 Index(R)                           |X|
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                            |X|
Phoenix-Seneca Strategic Theme                                                           |X|
Phoenix-State Street Research Small-Cap Growth                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------

APPENDIX B - GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

    The following is a list of terms and their meanings when used in this Prospectus.

ACCOUNT (VA ACCOUNT): Phoenix Life Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the start of annuity payments.

ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date.

ADJUSTED PARTIAL WITHDRAWALS: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the date of the withdrawal.

ANNUAL ROLL-UP AMOUNT (ROLL-UP AMOUNT): In the first contract year the Annual Roll-up Amount is equal to the initial premium payment. After that, in any following contract year the Annual Roll-up Amount is equal to the Roll-up Amount at the end of the last contract year multiplied by a factor of 1.05, plus 100% of premium payments, less adjusted partial withdrawals made since the end of the prior contract year. The Roll-up Amount may not be greater than 200% of total premium payments less adjusted partial withdrawals.

ANNUAL STEP-UP AMOUNT (STEP-UP AMOUNT): In the first contract year the Step-up Amount is the greater of (1) 100% of purchase payments less adjusted partial withdrawals; or (2) the contract value. After that, in any following contract year the Step-up Amount equals the greater of (1) the Step-up Amount at the end of the prior contract year, plus 100% of premium payments, less adjusted partial withdrawals made since the end of the last contract year; or (2) the contract value.

ANNUITANT: The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract's Schedule Page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.

ANNUITY PAYMENT OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."

ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the variable payment annuity options I, J, K, M and N.

DEATH BENEFIT OPTIONS (BENEFIT OPTION, OPTION): The form of contract selected which determines the method of death benefit calculation and the amount of mortality and expense risk charge.

CLAIM DATE: The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.

CONTRACT: The deferred variable accumulation annuity contract described in this Prospectus.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified in the contract application. However, under contracts used with certain tax qualified plans, the owner must be the annuitant. If no owner is named in the application, the annuitant will be the owner.

CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA plus the value held in the Loan Security Account, and less any Loan Debt.

FIXED PAYMENT ANNUITY: An annuity payment option providing periodic payments of a fixed dollar amount throughout the Annuity Period. This benefit does not vary with or reflect the investment performance of any subaccount.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.

ISSUE DATE: The date that the initial premium payment is invested under a contract.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity (as described in IRC 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

MATURITY DATE: The date elected by the owner as to when annuity payments will begin. The maturity date will not be any earlier than the fifth contract anniversary and no later than the annuitant's 90th birthday. The election is subject to certain conditions described in "The Annuity Period."

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial payments of:

[diamond]  Non-qualified plans--$1,000
[diamond]  Individual Retirement Annuity--$1,000
[diamond]  Bank draft program--$25
[diamond]  Qualified plans--$1,000 annually

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $25.

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

PAYMENT UPON DEATH: The obligation of Phoenix under a contract to make a payment on the death of the owner or annuitant anytime: (a) before the maturity date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the maturity date of a contract (see "Payment Upon Death After Maturity Date").

PHOENIX (OUR, US, WE, COMPANY): Phoenix Life Insurance Company.

SERIES: A separate investment portfolio of a fund.

SEVEN YEAR STEP-UP AMOUNT (7-YEAR STEP-UP AMOUNT): In the first 7 contract years, the 7-year Step-up Amount equals 100% of purchase payments less adjusted partial withdrawals. In any subsequent 7-year period, the 7-year Step-up Amount is the amount that would have been paid on the prior 7th contract anniversary plus 100% of payments less adjusted partial withdrawals made since the prior 7th contract anniversary.

VALUATION DATE: A Valuation Date is every day the New York Stock Exchange ("NYSE") is open for trading.


VARIABLE PAYMENT ANNUITY: An annuity payment option providing payments that var ies in amounts, according to the investment experience of the selected subaccounts.

APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES QUALIFIED AND NONQUALIFIED ANNUITY CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
                                                               UPON              UPON
STATE                                                     PREMIUM PAYMENT    ANNUITIZATION        NONQUALIFIED       QUALIFIED

California ..........................................                             X                   2.35%            0.50%

Maine................................................                             X                   2.00

Nevada...............................................                             X                   3.50

South Dakota.........................................           X                                     1.25 *

West Virginia........................................                             X                   1.00             1.00

Wyoming..............................................                             X                   1.00

Commonwealth of Puerto Rico..........................                             X                   1.00%            1.00%

NOTE: The above premium tax deduction rates are as of January 1, 2003. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."

        * South Dakota law provides a lower rate of .8% that applies to premiums received in excess of $500,000. This provision is scheduled to expire on July 1, 2003 but may be extended.

APPENDIX D -
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

     The following table gives the historical unit values for a single share of each of the available subaccounts. More information can be obtained in the Statement of Additional Information ("SAI"). You may obtain a copy of the SAI free of charge by calling us at 800/541-0171 or by writing to:

                  Phoenix Life Insurance Company
                  Annuity Operations Division

                  PO Box 8027
                  Boston, MA 02266-8027

 DEATH BENEFIT OPTION 1 CONTRACTS

                                                                           SUBACCOUNT            SUBACCOUNT       UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                               BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
--------------------------------------------------------------------- --------------------- --------------------- ------------------
PHOENIX-ABERDEEN INTERNATIONAL
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.752                $0.635                 337
         From 1/30/01* to 12/31/01                                           $1.000                $0.752                 238

PHOENIX-AIM MID-CAP EQUITY
===================================================================== ===================== ===================== ==================
         From 4/1/02* to 12/31/02                                            $1.000                $0.939                  25

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (formerly, Phoenix-J.P. Morgan Research Enhanced Index)
====================================================================================================================================
         From 1/1/02 to 12/31/02                                             $1.004                $0.759                 237
         From 3/14/01*/ to 12/31/01                                          $1.000                $1.004                  96

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
===================================================================== ===================== ===================== ==================

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.015                $1.223                 158
         From 3/27/01* to 12/31/01                                           $1.000                $1.015                 91

PHOENIX-ENGEMANN CAPITAL GROWTH
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.631                $0.470                1,107
         From 1/30/01 to 12/31/01                                            $1.000                $0.631                 585

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.690                $0.487                 137
         From 1/30/01* to 12/31/01                                           $1.000                $0.690                 55

PHOENIX-GOODWIN MONEY MARKET
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.019                $1.024                 246
         From 3/20/01* to 12/31/01                                           $1.000                $1.019                 356

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.023                $1.115                 537
         From 4/2/01* to 12/31/01                                            $1.000                $1.023                 175

PHOENIX-HOLLISTER VALUE EQUITY
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.841                $0.650                1,283
         From 3/9/01* to 12/31/01                                            $1.000                $0.841                 758

PHOENIX-JANUS FLEXIBLE INCOME
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.043                $1.143                 429
         From 2/2/01* to 12/31/01                                            $1.000                $1.043                 369


*Date subaccount began operations.

                                                                           SUBACCOUNT            SUBACCOUNT       UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                               BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
--------------------------------------------------------------------- --------------------- --------------------- ------------------
PHOENIX-KAYNE LARGE-CAP CORE
====================================================================================================================================

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
====================================================================================================================================

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
====================================================================================================================================
         From 12/31/02* to 12/31/02                                          $1.000                $0.954                  21

PHOENIX-LAZARD SMALL-CAP VALUE
====================================================================================================================================

PHOENIX-LAZARD U.S. MULTI-CAP
====================================================================================================================================

PHOENIX-LORD ABBETT BOND-DEBENTURE
====================================================================================================================================

PHOENIX-LORD ABBETT LARGE-CAP VALUE
====================================================================================================================================
         From 12/31/02* to 12/31/02                                          $1.000                $0.989                  40

PHOENIX-LORD ABBETT MID-CAP VALUE
====================================================================================================================================

PHOENIX-MFS INVESTORS GROWTH STOCK (formerly, Phoenix-Janus Growth)
====================================================================================================================================
         From 1/1/02 to 12/31/02                                             $0.808                $0.570                 701
         From 6/5/01* to 12/31/01                                            $1.000                $0.808                 248

PHOENIX-MFS INVESTORS TRUST
===================================================================== ===================== ===================== ==================
         From 2/1/02* to 12/31/02                                            $1.000                $0.817                  7

PHOENIX-MFS VALUE
===================================================================== ===================== ===================== ==================
         From 2/1/02* to 12/31/02                                            $1.000                $0.901                 12

PHOENIX-NORTHERN DOW 30 (formerly, Phoenix-Deutsche Dow 30)
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.922                $0.772                 296
         From 5/2/01* to 12/31/01                                            $1.000                $0.922                 191

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (formerly, Phoenix-Deutsche Nasdaq-100 Index(R))
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.028                $0.636                 49
         From 3/14/01* to 12/31/01                                           $1.000                $1.028                 47

PHOENIX-OAKHURST GROWTH AND INCOME
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.8 78               $0.674                 392
         From 1/30/01* to 12/31/01                                           $1.000                $0.878                 143

PHOENIX-OAKHURST STRATEGIC ALLOCATION
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.061                $0.930                 818
         From 3/30/01* to 12/31/01                                           $1.000                $1.061                 328

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.970                $0.822                 127
         From 4/11/01* to 12/31/01                                           $1.000                $0.970                  32

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.252                $1.135                 231
         From 3/14/01* to 12/31/01                                           $1.000                $1.252                  78

*Date subaccount began operations.

                                                                           SUBACCOUNT            SUBACCOUNT       UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                               BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
--------------------------------------------------------------------- --------------------- --------------------- ------------------
PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.139                $1.033                 197
         From 4/11/01* to 12/31/01                                           $1.000                $1.139                  61

PHOENIX-SENECA MID-CAP GROWTH
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.894                $0.598                 557
         From 3/27/01* to 12/31/01                                           $1.000                $0.894                 363

PHOENIX-SENECA STRATEGIC THEME
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.683                $0.440                 652
         From 1/30/01* to 12/31/01                                           $1.000                $0.683                 394

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
===================================================================== ===================== ===================== ==================


AIM V.I. CAPITAL APPRECIATION FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.927                $0.695                 29
         From 7/9/01* to 12/31/01                                            $1.000                $0.927                  9

AIM V.I. PREMIER EQUITY FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.940                $0.650                 180
         From 7/23/01* to 12/31/01                                           $1.000                $0.940                 96

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.819                $0.537                 464
         From 2/2/01* to 12/31/01                                            $1.000                $0.819                 269

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.035                $1.118                1,307
         From 3/19/01* to 12/31/01                                           $1.000                $1.035                 571

FEDERATED HIGH INCOME BOND FUND II
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.991                $0.996                 180
         From 4/11/01* to 12/31/01                                           $1.000                $0.991                  80

VIP CONTRAFUND PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.936                $0.840                 126
         From 3/9/01* to 12/31/01                                            $1.000                $0.936                  78

VIP GROWTH OPPORTUNITIES PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.841                $0.651                 100
         From 2/2/01* to 12/31/01                                            $1.000                $0.841                  29

VIP GROWTH PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.889                $0.615                 298
         From 3/9/01* to 12/31/01                                            $1.000                $0.889                  87

MUTUAL SHARES SECURITIES FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $ 0.991               $0.866                 177
         From 5/1/01* to 12/31/01                                            $1.000                $ 0.991                120

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.973                $0.963                  .3
         From 3/5/01* to 12/31/01                                            $1.000                $0.973                 104

*Date subaccount began operations.

                                                                           SUBACCOUNT            SUBACCOUNT       UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                               BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
--------------------------------------------------------------------- --------------------- --------------------- ------------------
TEMPLETON FOREIGN SECURITIES FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.938                $0.757                 280
         From 3/27/01* to 12/31/01                                           $1.000                $0.938                 98

TEMPLETON GLOBAL ASSET ALLOCATION FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.908                $0.860                  85
         From 3/5/01* to 12/31/01                                            $1.000                $0.908                  82

TEMPLETON GROWTH SECURITIES FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.015                $0.819                  82
         From 4/16/01* to 12/31/01                                           $1.000                $1.015                  38

SCUDDER VIT EAFE(R) EQUITY INDEX FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.891                $0.692                  80
         From 11/19/01* to 12/31/01                                          $1.000                $0.891                  18

SCUDDER VIT EQUITY 500 INDEX FUND
===================================================================== ===================== ===================== ==================
         From 1/9/02* to 12/31/02                                            $1.000                $0.820                 42

TECHNOLOGY PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.479                $0.242                 167
         From 2/2/01* to 12/31/01                                            $1.000                $0.479                 117

WANGER FOREIGN FORTY
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.899                $0.755                 40
         From 4/12/01* to 12/31/01                                           $1.000                $0.899                 20

WANGER INTERNATIONAL SMALL CAP
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.763                $0.652                 354
         From 1/30/01* to 12/31/01                                           $1.000                $0.763                 213

WANGER TWENTY
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.157                $1.060                 26
         From 3/27/01* to 12/31/01                                           $1.000                $1.157                 12

WANGER U.S. SMALLER COMPANIES
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.084                $0.894                 482
         From 1/30/01* to 12/31/01                                           $1.000                $1.084                 212


*Date subaccount began operations.

 CONTRACTS WITH DEATH BENEFIT OPTION 2


                                                                           SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                               BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
--------------------------------------------------------------------- --------------------- --------------------- ------------------
PHOENIX-ABERDEEN INTERNATIONAL
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.809                $0.681                 343
         From 3/5/01* to 12/31/01                                            $1.000                $0.809                 180

PHOENIX-AIM MID-CAP EQUITY
===================================================================== ===================== ===================== ==================
         From 1/2/02* to 12/31/02                                            $1.000                $0.936                 101

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (formerly, Phoenix-J.P. Morgan Research Enhanced Index)
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.833                $0.628                  91
         From 2/1/01* to 12/31/01                                            $1.000                $0.833                  61

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
===================================================================== ===================== ===================== ==================


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.081               $1 .197                 192
         From 5/2/01* to 12/31/01                                            $1.000                $1.081                 110

PHOENIX-ENGEMANN CAPITAL GROWTH
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.700                $0.519                2,014
         From 2/13/01* to 12/31/01                                           $1.000                $0.700                1,157

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.683                $0.480                 453
         From 2/1/01* to 12/31/01                                            $1.000                $0.683                 270

PHOENIX-GOODWIN MONEY MARKET
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.014                $1.016                 788
         From 3/19/01* to 12/31/01                                           $1.000                $1.014                1,090

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.006                $1.093                 541
         From 3/5/01* to 12/31/01                                            $1.000                $1.006                 230

PHOENIX-HOLLISTER VALUE EQUITY
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.842                $0.649                 927
         From 1/31/01* to 12/31/01                                           $1.000                $0.842                 399

PHOENIX-JANUS FLEXIBLE INCOME
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.046                $1.143                 108
         From 5/14/01* to 12/31/01                                           $1.000                $1.046                  48

PHOENIX-KAYNE LARGE-CAP CORE
===================================================================== ===================== ===================== ==================
         From 9/9/02* to 12/31/02                                            $1.000                $0.961                  12

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
===================================================================== ===================== ===================== ==================


PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
===================================================================== ===================== ===================== ==================


PHOENIX-LAZARD SMALL-CAP VALUE
===================================================================== ===================== ===================== ==================
         From 9/9/02* to 12/31/02                                            $1.000                $0.974                  12

*Date subaccount began operations.

                                                                           SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                               BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
--------------------------------------------------------------------- --------------------- --------------------- ------------------
PHOENIX-LAZARD U.S. MULTI-CAP
===================================================================== ===================== ===================== ==================


PHOENIX-LORD ABBETT BOND DEBENTURE
===================================================================== ===================== ===================== ==================


PHOENIX-LORD ABBETT LARGE-CAP VALUE
===================================================================== ===================== ===================== ==================


PHOENIX-LORD ABBETT MID-CAP VALUE
===================================================================== ===================== ===================== ==================


PHOENIX-MFS INVESTORS GROWTH STOCK (formerly, Phoenix-Janus Growth)
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.926                $0.650                 399
         From 3/23/01* to 12/31/01                                           $1.000                $0.926                 207

PHOENIX-MFS INVESTORS TRUST
===================================================================== ===================== ===================== ==================
         From 2/8/02* to 12/31/02                                            $1.000                $0.814                 15

PHOENIX-MFS VALUE
===================================================================== ===================== ===================== ==================
         From 2/8/02* to 12/31/02                                            $1.000                $0.898                 42

PHOENIX-NORTHERN DOW 30 (formerly, Phoenix-Deutsche Dow 30)
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.927                $0.774                 296
         From 2/15/01* to 12/31/01                                           $1.000                $0.927                 99

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (formerly, Phoenix-Deutsche Nasdaq-100 Index(R))
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.896                $0.552                 276
         From 3/28/01* to 12/31/01                                           $1.000                $0.896                 151

PHOENIX-OAKHURST GROWTH AND INCOME
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.900                $0.688                 730
         From 2/15/01* to 12/31/01                                           $1.000                $0.900                 460

PHOENIX-OAKHURST STRATEGIC ALLOCATION
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.046               $0.913                1,448
         From 3/28/01* to 12/31/01                                           $1.000               $1.046                 446

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.009                $0.852                  80
         From 4/4/01* to 12/31/01                                            $1.000                $1.009                  67

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.177                $1.063                 437
         From 2/1/01* to 12/31/01                                            $1.000                $1.177                 315

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.170                $1.057                 347
         From 4/1/01* to 12/31/01                                            $1.000                $1.170                 238

*Date subaccount began operations.

                                                                           SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                               BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
--------------------------------------------------------------------- --------------------- --------------------- ------------------
PHOENIX-SENECA MID-CAP GROWTH
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.725                $0.523                 443
         From 2/27/01* to 12/31/01                                           $1.000                $0.725                 507

PHOENIX-SENECA STRATEGIC THEME
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.875                $0.465                 732
         From 2/13/01* to 12/31/01                                           $1.000                $0.875                  36

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
====================================================================================================================================


AIM V.I. CAPITAL APPRECIATION FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.939                $0.653                 155
         From 5/30/01* to 12/31/01                                           $1.000                $0.939                 58

AIM V.I. PREMIER EQUITY FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.919                $0.646                 77
         From 7/23/01* to 12/31/01                                           $1.000                $0.919                 73

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.889                $0.599                 171
         From 2/22/01* to 12/31/01                                           $1.000                $0.889                  12

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.037                $1.116                 742
         From 3/2/01* to 12/31/01                                            $1.000                $1.037                 233

FEDERATED HIGH INCOME BOND FUND II
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.976                $0.977                 122
         From 4/4/01* to 12/31/01                                            $1.000                $0.976                  67

VIP CONTRAFUND PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.937                $0.838                 165
         From 2/27/01* to 12/31/01                                           $1.000                $0.937                  83

VIP GROWTH OPPORTUNITIES PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.916                $0.707                  76
         From 3/9/01* to 12/31/01                                            $1.000                $0.916                  39

VIP GROWTH PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.789                $0.544                 143
         From 2/1/01* to 12/31/01                                            $1.000                $0.789                  44

MUTUAL SHARES SECURITIES FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.997                $0.868                  60
         From 4/20/01* to 12/31/01                                           $1.000                $0.997                  30

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.944                $0.931                  18
         From 5/2/01* to 12/31/01                                            $1.000                $0.944                  14

TEMPLETON FOREIGN SECURITIES FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.850                $0.684                 128
         From 3/2/01* to 12/31/01                                            $1.000                $0.850                 71

*Date subaccount began operations.

                                                                           SUBACCOUNT            SUBACCOUNT        UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE        AT END OF PERIOD
                             SUBACCOUNT                               BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
--------------------------------------------------------------------- --------------------- --------------------- ------------------
TEMPLETON GLOBAL ASSET ALLOCATION FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.676                $0.904                  22
         From 11/2/01* to 12/31/01                                           $1.000                $0.676                  8

TEMPLETON GROWTH SECURITIES FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.983                $0.791                  70
         From 2/22/01* to 12/31/01                                           $1.000                $0.983                  33

SCUDDER VIT EAFE(R) EQUITY INDEX FUND
===================================================================== ===================== ===================== ==================
         From 1/1/02  to 12/31/02                                            $0.889                $0.689                  27
         From 12/11/01* to 12/31/01                                          $1.000                $0.889                  12

SCUDDER VIT EQUITY 500 INDEX FUND
===================================================================== ===================== ===================== ==================
         From 3/19/02* to 12/31/02                                           $1.000                $0.816                  21

TECHNOLOGY PORTFOLIO
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.676                $0.341                 411
         From 3/2/01* to 12/31/01                                            $1.000                $0.676                 172

WANGER FOREIGN FORTY
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.902                $0.755                 84
         From 3/26/01* to 12/31/01                                           $1.000                $0.902                 65

WANGER INTERNATIONAL SMALL CAP
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $0.787                $0.670                 327
         From 2/22/01* to 12/31/01                                           $1.000                $0.787                 145

WANGER TWENTY
===================================================================== ===================== ===================== ==================
         From 1/1/02 to 12/31/02                                             $1.138                $1.038                 103
         From 4/25/01* to 12/31/01                                           $1.000                $1.138                 11

WANGER U.S. SMALLER COMPANIES
====================================================================================================================================
         From 1/1/02 to 12/31/02                                             $1.098                $0.902                 667
         From 2/22/01* to 12/31/01                                           $1.000                $1.098                 264


*Date subaccount began operations.

                                                                     [VERSION D]

                            PHOENIX SPECTRUM EDGE(SM)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

PROSPECTUS                                                          MAY 1, 2003
    This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the subaccounts of the Phoenix Life Variable Accumulation Account ("Account") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.

THE PHOENIX EDGE SERIES FUND
----------------------------
[Diamond]  Phoenix-Aberdeen International Series

[Diamond]  Phoenix-AIM Mid-Cap Equity Series
[Diamond]  Phoenix-Alliance/Bernstein Enhanced Index Series

[Diamond] Phoenix-Alliance/Bernstein Growth + Value Series [Diamond] Phoenix-Duff & Phelps Real Estate Securities Series [Diamond] Phoenix-Engemann Capital Growth Series
[Diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [Diamond] Phoenix-Goodwin Money Market Series
[Diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [Diamond] Phoenix-Hollister Value Equity Series
[Diamond]  Phoenix-Janus Flexible Income Series
[Diamond]  Phoenix-Kayne Large-Cap Core Series
[Diamond] Phoenix-Kayne Small-Cap Quality Value Series [Diamond] Phoenix-Lazard International Equity Select Series [Diamond] Phoenix-Lazard Small-Cap Value Series
[Diamond]  Phoenix-Lazard U.S. Multi-Cap Series
[Diamond]  Phoenix-Lord Abbett Bond-Debenture Series
[Diamond]  Phoenix-Lord Abbett Large-Cap Value Series
[Diamond]  Phoenix-Lord Abbett Mid-Cap Value Series
[Diamond]  Phoenix-MFS Investors Growth Stock Series
[Diamond]  Phoenix-MFS Investors Trust Series
[Diamond]  Phoenix-MFS Value Series
[Diamond]  Phoenix-Northern Dow 30 Series
[Diamond]  Phoenix-Northern Nasdaq-100 Index(R)Series
[Diamond]  Phoenix-Oakhurst Growth and Income Series
[Diamond] Phoenix-Oakhurst Strategic Allocation Series [Diamond] Phoenix-Sanford Bernstein Global Value Series [Diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [Diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [Diamond] Phoenix-Seneca Mid-Cap Growth Series
[Diamond]  Phoenix-Seneca Strategic Theme Series
[Diamond]  Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
[Diamond]  AIM V.I. Capital Appreciation Fund
[Diamond]  AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------

[Diamond]  Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
[Diamond]  Federated Fund for U.S. Government Securities II

[Diamond]  Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
[Diamond]  VIP Contrafund(R) Portfolio
[Diamond]  VIP Growth Opportunities Portfolio
[Diamond]  VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
[Diamond]  Mutual Shares Securities Fund
[Diamond]  Templeton Foreign Securities Fund
[Diamond]  Templeton Growth Securities Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
--------------------------------------

[Diamond]  Scudder VIT EAFE(R) Equity Index FunD
[Diamond]  Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
[Diamond]  Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[Diamond]  Wanger Foreign Forty
[Diamond]  Wanger International Small Cap
[Diamond]  Wanger Twenty
[Diamond]  Wanger U.S. Smaller Companies

    The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.
    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.

    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 2003, has been filed with the SEC and is available free of charge by contacting us at the address or phone number below. A table of contents for the SAI appears on the last page of this prospectus.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:     [envelope]   PHOENIX LIFE INSURANCE COMPANY
                                                            ANNUITY OPERATIONS DIVISION
                                                            PO Box 8027
                                                            Boston, MA 02266-8027
                                               [telephone]  TELEPHONE NUMBER 800/541-0171


                                TABLE OF CONTENTS

Heading                                                     Page
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES.......................................    3
CONTRACT SUMMARY..........................................    7

FINANCIAL HIGHLIGHTS......................................    8
PERFORMANCE HISTORY.......................................    8
THE VARIABLE ACCUMULATION ANNUITY.........................    8
PHOENIX AND THE ACCOUNT ..................................    9
INVESTMENTS OF THE ACCOUNT................................    9
GIA.......................................................    9
PURCHASE OF CONTRACTS.....................................   10
DEDUCTIONS AND CHARGES....................................   10
   Deductions from the Separate Account...................   10
   Reduced Charges, Credits and Bonus Guaranteed
       Interest Rates.....................................   11
   Other Charges..........................................   12
THE ACCUMULATION PERIOD...................................   12
   Accumulation Units.....................................   12
   Accumulation Unit Values...............................   12
   Transfers .............................................   12

   Optional Programs and Riders...........................   13

   Surrender of Contract; Partial Withdrawals.............   15
   Contract Termination...................................   16
   Payment Upon Death Before Maturity Date ...............   16
THE ANNUITY PERIOD........................................   18
   Annuity Payments.......................................   18
   Annuity Payment Options ...............................   18

   Other Conditions.......................................   20

  Payment Upon Death After Maturity......................   20
VARIABLE ACCOUNT VALUATION PROCEDURES.....................   20
   Valuation Date.........................................   20
   Valuation Period.......................................   20
   Accumulation Unit Value................................   20

   Net Investment Factor..................................   21
MISCELLANEOUS PROVISIONS..................................   21
   Assignment.............................................   21

   Payment Deferral.......................................   21
   Free Look Period.......................................   21
   Amendments to Contracts................................   21
   Substitution of Fund Shares............................   21
   Ownership of the Contract..............................   21

FEDERAL INCOME TAXES......................................   22
   Introduction...........................................   22

   Income Tax Status......................................   22
   Taxation of Annuities in General--Nonqualified Plans...   22
   Additional Considerations..............................   23
   Diversification Standards .............................   24
   Taxation of Annuities in General--Qualified Plans......   24
SALES OF VARIABLE ACCUMULATION CONTRACTS..................   27

STATE REGULATION..........................................   28

REPORTS...................................................   28
VOTING RIGHTS.............................................   28
LEGAL MATTERS.............................................   28
SAI.......................................................   28
APPENDIX A - INVESTMENT OPTIONS...........................  A-1
APPENDIX B - GLOSSARY OF SPECIAL TERMS....................  B-1
APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES.................  C-1
APPENDIX D - FINANCIAL HIGHLIGHTS.........................  D-1


SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
    The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract.

CONTRACT OWNER TRANSACTION EXPENSES
    Deferred Surrender Charge (as a percentage of amount surrendered:
       Age of Premium Payment in Complete Years 0  ...     7%
       Age of Premium Payment in Complete Years 1  ...     6%
       Age of Premium Payment in Complete Years 2  ...     5%
       Age of Premium Payment in Complete Years 3  ...     4%
       Age of Premium Payment in Complete Years 4  ...     3%
       Age of Premium Payment in Complete Years 5  ...     2%
       Age of Premium Payment in Complete Years 6  ...     1%           These tables describe the fees and expenses that you will
       Age of Premium Payment in Complete Years 7+ ...     None         pay at the time that you purchase the contract, surrender
                                                                        the contract or transfer value between the subaccounts.
                                                                        State
premium taxes may also be deducted.
    Transfer Charge (1)
       Current .......................................    None
       Maximum........................................    $20
-------------------------------------------------------------------- -- ------------------------------------------------------------
ANNUAL ADMINISTRATIVE CHARGE
    Maximum (2) ......................................... $35

GUARANTEED MINIMUM INCOME BENEFIT
RIDER (GMIB) FEE (3) (as a percentage of the
guaranteed annuitization value).......................    .40%

ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average account value)

    DEATH BENEFIT OPTION 1 - RETURN OF PREMIUM
    Mortality and Expense Risk Fee....................    .975%         These tables describe the fees and expenses that you will
    Daily Administrative Fee..........................    .125%         pay periodically during the time that you own the contract,
                                                          -----         not including annual fund fees and expenses.
    Total Annual Separate Account Expenses............   1.100%

    DEATH BENEFIT OPTION 2 - ANNUAL STEP-UP
    ---------------------------------------
    Mortality and Expense Risk Fee....................   1.125%
    Daily Administrative Fee..........................    .125%
                                                        -------
    Total Annual Separate Account Expenses............   1.250%

    DEATH BENEFIT OPTION 3 - RELIEF AMOUNT 4
    -----------------------------------------
    Mortality and Expense Risk Fee....................   1.275%
    Daily Administrative Fee..........................    .125%
                                                        -------
    Total Annual Separate Account Expenses............   1.400%
-------------------------------------------------------------------- -- ------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES                                          This table shows the minimum and maximum total operating
                                      Minimum      Maximum              expenses for the year ended 12/31/02, charged by the fund
                                      -------      -------              companies that you may pay periodically during the time
    Total Annual Fund Operating                                         that you own the contract. More detail concerning the
    Expenses (expenses that are                                         funds' fees and total and net fund operating expenses can
    deducted from the fund assets                                       be found after the Expense Examples and are contained in
    include management fees,                                            the fund prospectuses.
    12b-1 fees and other expenses)..... 0.32%      22.60%

-------------------------------------------------------------------- -- ------------------------------------------------------------

1 We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year.
2 This charge is deducted annually on the contract anniversary on a pro rata basis from the investment options selected.
3 The Guaranteed Minimum Income Benefit Rider is an optional rider. The fee for this rider will be deducted annually on the contract anniversary, only if the rider is selected.
4 This death benefit option is currently available only with nonqualified plans and is subject to state approval.

-------------------------------------------------------------------- -- ------------------------------------------------------------
EXPENSE EXAMPLES

If you surrender your contract at the end of the applicable time period, your maximum costs would be:


    DEATH BENEFIT OPTION 1

                  1 Year 3 Years 5 Years 10 Years
                  -------------------------------
                  $2,826 $5,847  $7,752  $10,043

    DEATH BENEFIT OPTION 2

                  1 Year 3 Years 5 Years 10 Years
                  -------------------------------
                  $2,837 $5,867  $7,770  $10,043

    DEATH BENEFIT OPTION 3

                  1 Year 3 Years 5 Years 10 Years
                  -------------------------------
                  $2,849 $5,887  $7,788  $10,043

If you annuitize your contract at the end of the applicable time period, your maximum costs would be:

    DEATH BENEFIT OPTION 1

                  1 Year 3 Years 5 Years 10 Years
                  -------------------------------
                  $2,826 $5,847  $7,482  $10,043

    DEATH BENEFIT OPTION 2

                  1 Year 3 Years 5 Years 10 Years
                  -------------------------------
                  $2,837 $5,867  $7,500  $10,043                                  These examples are intended to help you
                                                                                  compare the cost of investing in the
    DEATH BENEFIT OPTION 3                                                        contract with the cost of investing in
    ----------------------                                                        other variable annuity contracts. These
                                                                                  costs include contract owner transaction
                  1 Year 3 Years 5 Years 10 Years                                 expenses, contract fees, separate
                  -------------------------------                                 account annual expenses and the maximum
                  $2,849 $5,887  $7,518  $10,043                                  fund fees and expenses that were charged
                                                                                  for the year ended 12/31/02.
If you do not surrender or annuitize your contract at the end of
the applicable time period, your maximum costs would be:                          The examples assume that you invest $10,000
                                                                                  in the contract for the time periods
    DEATH BENEFIT OPTION 1                                                        indicated. The examples also assume that
    ----------------------                                                        your investment has a 5% return each
                                                                                  year and assumes the maximum fees and
                  1 Year 3 Years 5 Years 10 Years                                 expenses of any of the funds. Your
                  -------------------------------                                 actual costs may be higher or lower
                  $2,196 $5,397  $7,482  $10,043                                  based on these assumptions.

    DEATH BENEFIT OPTION 2

                  1 Year 3 Years 5 Years 10 Years
                  -------------------------------
                  $2,207 $5,417  $7,500  $10,043

    DEATH BENEFIT OPTION 3

                  1 Year 3 Years 5 Years 10 Years
                  -------------------------------
                  $2,219 $5,437  $7,518  $10,043

-------------------------------------------------------------------- -- ------------------------------------------------------------

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)

------------------------------------------------------------------------------------------------------------------------------
                                                                        Rule
                                                      Investment        12b-1      Other Operating       Total Annual Fund
                     Series                         Management Fee      Fees          Expenses               Expenses
------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                          0.75%           N/A            0.30% (5)               1.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                              0.85%           N/A            2.58% (3)               3.43%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index               0.45%           N/A            0.28% (2)               0.73%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value               0.85%           N/A            2.91% (3)               3.76%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities            0.75%           N/A            0.37% (4)               1.12%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                         0.65%           N/A            0.10% (3)               0.75%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                 0.90%           N/A            1.32% (4)               2.22%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                            0.40%           N/A            0.16% (3)               0.56%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income               0.50%           N/A            0.19% (3)               0.69%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                          0.70%           N/A            0.31% (3)               1.01%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                           0.80%           N/A            0.54% (3)               1.34%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core (6)                        0.70%           N/A           13.62% (1)              14.32%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value (6)               0.90%           N/A           21.70% (1)              22.60%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select (6)          0.90%           N/A            9.36% (1)              10.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value (6)                      0.90%           N/A            5.26% (1)               6.16%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap (6)                       0.80%           N/A            7.34% (1)               8.14%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture (6)                  0.75%           N/A            6.28% (1)               7.03%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value (6)                 0.75%           N/A            8.51% (1)               9.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value (6)                   0.85%           N/A            9.20% (1)              10.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                      0.75%           N/A            0.23% (3)               0.98%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                             0.75%           N/A            4.73% (3)               5.48%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                       0.75%           N/A            1.84% (3)               2.59%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                 0.35%           N/A            0.76% (3)               1.11%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                    0.35%           N/A            2.37% (3)               2.72%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                      0.70%           N/A            0.25% (3)               0.95%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                   0.58%           N/A            0.12% (3)               0.70%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                  0.90%           N/A            1.67% (3)               2.57%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%           N/A            0.35% (3)               1.40%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%           N/A            0.59% 3                 1.64%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                           0.80%           N/A            0.34% 4                 1.14%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                          0.75%           N/A            0.25% 4                 1.00%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth          0.85%           N/A            8.48% 1                 9.33%(7)
------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.
(5) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.
(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
(7) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                                          Net Annual                                                      Net Annual
                                                          ----------                                                      ----------
                                          Reimbursements     Fund                                          Reimbursements    Fund
                                          --------------     ----                                          --------------    ----
Series                                      & Waivers      Expenses  Series                                  & Waivers     Expenses
------                                      ---------      --------  ------                                  ---------     --------
Phoenix-AIM Mid-Cap Equity                    (2.33%)        1.10%   Phoenix-Lazard U.S. Multi-Cap            (7.19%)       0.95%
Phoenix-Alliance/Bernstein Enhanced Index     (0.08%)        0.65%   Phoenix-Lord Abbett Bond-Debenture       (6.13%)       0.90%
Phoenix-Alliance/Bernstein Growth + Value     (2.66%)        1.10%   Phoenix-Lord Abbett Large-Cap Value      (8.36%)       0.90%
Phoenix-Duff & Phelps Real Estate Securities  (0.02%)        1.10%   Phoenix-Lord Abbett Mid-Cap Value        (9.05%)       1.00%
Phoenix-Engemann Small & Mid-Cap Growth       (0.97%)        1.25%   Phoenix-MFS Investors Trust              (4.48%)       1.00%
Phoenix-Hollister Value Equity                (0.06%)        0.95%   Phoenix-MFS Value                        (1.59%)       1.00%
Phoenix-Janus Flexible Income                 (0.29%)        1.05%   Phoenix-Northern Dow 30                  (0.51%)       0.60%
Phoenix-Kayne Large-Cap Core                 (13.47%)        0.85%   Phoenix-Northern Nasdaq-100 Index(R)     (2.12%)       0.60%
Phoenix-Kayne Small-Cap Quality Value        (21.55%)        1.05%   Phoenix-Sanford Bernstein Global Value   (1.42%)       1.15%
Phoenix-Lazard International Equity Select    (9.21%)        1.05%   Phoenix-Sanford Bernstein Mid-Cap Value  (0.10%)       1.30%
Phoenix-Lazard Small-Cap Value                (5.11%)        1.05%   Phoenix-Sanford Bernstein                (0.34%)       1.30%
                                                                       Small-Cap Value
                                                                     Phoenix-State Street Research            (8.33%)       1.00%
                                                                       Small-Cap Growth

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                  Rule                                               Fund Expenses
                                                   Investment  12b-1 or      Other                                       After
                                                   Management   Service    Operating   Total Annual  Reimbursements  Reimbursements
                     Series                           Fee         Fees     Expenses   Fund Expenses    & Waivers       & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A        0.24%        0.85%         (0.00%)         0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A        0.24%        0.85%         (0.00%)         0.85%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A        0.11%        0.96%         (0.00%)         0.96%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%       0.25% (1)   0.12%        0.97%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares  0.60%       0.25% (1)   0.17%        1.02%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio (2)                       0.58%       0.10%       0.10%        0.78%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio (2)               0.58%       0.10%       0.12%        0.80%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio (2)                             0.58%       0.10%       0.09%        0.77%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60% (3)   0.25%       0.21%        1.06%          (0.01%)         1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    0.70% (3)   0.25%       0.20%        1.15%          (0.02%)         1.13%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund (4)                 0.81%       0.25%       0.06%        1.12%          (0.00%)         1.12%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (5)            0.45%        N/A        0.47%        0.92%          (0.27%)         0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund (6)                0.20%        N/A        0.12%        0.32%          (0.02%)         0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%        N/A        0.49%        1.29%            --             --9
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (8)                             1.00%        N/A        0.55%        1.55%         (0.10%)         1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.24%        N/A        0.23%        1.47%         (0.00%)         1.47%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        0.95%        N/A        0.23%        1.18%         (0.00%)         1.18%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.94%        N/A        0.11%        1.05%         (0.00%)         1.05%
----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund and .68% for the Templeton Foreign Securities Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


Series                                                  Reimbursements & Waivers             Net Annual Fund Expenses
------                                                  ------------------------             ------------------------
Federated Fund for U.S. Government Securities II               (0.25%)                                0.72%
Federated High Income Bond Fund II - Primary Shares            (0.25%)                                0.77%
VIP Contrafund(R)Portfolio                                     (0.04%)                                0.74%
VIP Growth Opportunities Portfolio                             (0.03%)                                0.77%
VIP Growth Portfolio                                           (0.06%)                                0.71%
Technology Portfolio                                           (0.14%)                                1.15%

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)


CONTRACT SUMMARY
--------------------------------------------------------------------------------
    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.

    Please refer to the "Glossary of Special Terms" in Appendix B.

OVERVIEW
    The contract offers a dynamic idea in retirement planning. It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that, generally, they would not benefit from the tax deferral provided by an annuity contract and should not consider the contract for its tax treatment, but for its investment and annuity benefits. For more information, see "Purchase of Contracts."

    The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds, while investments in the GIA provide guaranteed interest earnings subject to certain conditions. For more information, see "Investments of the Account," and "GIA."

    You also select a death benefit option that is suitable to your financial objectives. The death benefit options differ in how the death benefit is calculated and in the amount of the mortality and expense risk fee. Certain age restrictions may apply to each death benefit option. For more information, see "The Accumulation Period--Payment Upon Death Before the Maturity Date" and "Taxation of Annuities in General--Nonqualified Plans" and "Taxation of Annuities in General--Qualified Plans."


INVESTMENT FEATURES

FLEXIBLE PREMIUM PAYMENTS
[diamond] Other than the minimum initial payment, there are no required premium payments.

[diamond] You may make premium payments anytime until the maturity date.

[diamond] You can vary the amount and frequency of your premium payments.

MINIMUM PREMIUM PAYMENT
[diamond] Generally, the minimum initial premium payment is $2,000 for a qualified plan and $5,000 for nonqualified plans. For more information, see "Purchase of Contracts."

ALLOCATION OF PREMIUMS AND CONTRACT VALUE
[diamond] Premium payments are invested in one or more of the subaccounts and the GIA.

[diamond] Transfers between the subaccounts and from the subaccounts into the GIA can be made anytime. Transfers from the GIA are subject to rules discussed in the section, "GIA" and in "The Accumulation Period--Transfers."

[diamond] The contract value allocated to the subaccounts varies with the investment performance of the funds and is not guaranteed.


[diamond] The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulated at rates we set. For contracts issued prior to March 31, 2003, the Minimum Guaranteed Interest Rate is equal to 3%. For contracts issued on or after March 31, 2003, and subject to state insurance department approval, the Minimum Guaranteed Interest Rate will equal the statutory required minimum interest rate under applicable state insurance law where the contract is delivered (generally between 1.5% and 3%).

[diamond] For contracts issued on or after March 31, 2003, payments and transfers to the GIA are subject to the Maximum GIA Percentage.



WITHDRAWALS

[diamond] You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge, market value adjustment and premium tax.

[diamond] Each year you may withdraw part of your contract value free of any surrender charges. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary. For more information, see "Deductions and Charges--Surrender Charges."

[diamond] Withdrawals may be subject to a 10% penalty tax. For more information, see "Federal Income Taxes--Penalty Tax on Certain Surrenders and Withdrawals."


DEDUCTIONS AND CHARGES

FROM THE CONTRACT VALUE
[diamond] No deductions are made from premium payments.

[diamond] A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time.

[diamond] If we impose a surrender charge, it is deducted from amounts withdrawn.

[diamond] No surrender charges are taken upon the death of the owner before the maturity date.

[diamond] A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited:

--------------------------------------------------------------
Percent                 7%   6%   5%   4%   3%  2%   1%   0%
--------------------------------------------------------------
Complete Premium        0     1    2   3    4    5    6   7+
Payment Years
--------------------------------------------------------------

[diamond] Administrative Charge--maximum of $35 each year.

FROM THE ACCOUNT
[diamond] Mortality and expense risk fee--varies based on the death benefit option selected. For more information, see "Charges for Mortality and Expense Risks."

[diamond] The daily administrative fee--0.125% annually. For more information, see "Charges for Administrative Services."

OTHER CHARGES OR DEDUCTIONS

[diamond] Premium Taxes--taken from the contract value upon premium payments or annuitization.

          o Phoenix will reimburse itself for such taxes upon the remittance to the applicable state. For more information, see "Premium Tax and Appendix C".


    For more information, see "Deductions and Charges."

    In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.


DEATH BENEFIT
    The death benefit is calculated differently for each death benefit option and the amount varies based on the option selected.


DEATH BENEFIT OPTIONS
    The contract offers three death benefit options. At purchase, you select a death benefit option that best meets your financial needs. Each death benefit option varies in the method of death benefit calculation, the amount of the mortality and expense risk fee. Age restrictions apply to certain death benefit options.

    For more information, see "The Accumulation Period --Payment Upon Death Before Maturity Date."

ADDITIONAL INFORMATION

FREE LOOK PERIOD
    You have the right to review and return the contract. If for any reason you are not satisfied, you may return it within 10 days (or later, if applicable state law requires) after you receive it and cancel the contract. You will receive in cash the contract value. However, if applicable state law requires, we will return the original premium payments paid less any withdrawals.

    For more information, see "Free Look Period."

TERMINATION
    If on any valuation date the total contract value equals zero, the contract will immediately terminate without value.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past 10 years, or since the subaccount began operations, if less. These tables are highlights only. More information is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.


    There are different sets of financial highlight tables in this prospectus, please be sure you refer to the appropriate set for your contract. The tables are set forth in Appendix D.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for 1 year, 5 years and 10 years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of investment management fees, daily administrative fees, annual contract fees, mortality and expense risk fees, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 year and 5 years, respectively. See the SAI for more information.


THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------
    The individual deferred variable accumulation annuity contract (the "contract") issued by Phoenix is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner under a contract who bears the risk of investment gain or loss rather than Phoenix. To the extent that premium payments are not allocated to the GIA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case Phoenix will guarantee specified monthly annuity payments.

    You select the investment objective of your contract on a continuing basis by directing the allocation of premium payments and the reallocation of the contract value among the subaccounts or the GIA.


PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation.

    Our executive office is located at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

    On June 21, 1982, we established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Account or of Phoenix Life Insurance Company.

    On July 1, 1992, the Account's domicile was transferred to New York. Under New York law and the contracts, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains or losses of Phoenix. The assets of the Account may not be used to pay liabilities arising out of any other business that Phoenix may conduct. Obligations under the contracts are obligations of Phoenix.

    Contributions to the GIA are not invested in the Account; rather, they become part of the general account of Phoenix (the "General Account"). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more information, see "GIA."

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS
[diamond] The Phoenix Edge Series Fund
[diamond] AIM Variable Insurance Funds
[diamond] The Alger American Fund
[diamond] Federated Insurance Series
[diamond] Fidelity(R) Variable Insurance Products
[diamond] Franklin Templeton Variable Insurance Products Trust
[diamond] Scudder Investment VIT Funds
[diamond] The Universal Institutional Funds, Inc.
[diamond] Wanger Advisors Trust

     For additional information concerning the available investment options, please see Appendix A.

    Each investment option is subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing VPMO or calling AOD at the address or telephone number provided on the front page of this prospectus.

    The shares of the funds are not directly offered to the public. Shares of the funds are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the funds may be offered to separate accounts of other insurance companies.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. Currently, we do not foresee any such differences or disadvantages at this time. However, we intend to monitor for any material conflicts and will determine what action, if any should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the fund or shares of another fund may be substituted.

INVESTMENT ADVISORS AND SUBADVISORS
    For a complete list of advisors and subadvisors, please see Appendix A.

SERVICES OF THE ADVISORS
    The advisors and subadvisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.


GIA
--------------------------------------------------------------------------------
    In addition to the Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  Year One:       25% of the total value
[diamond]  Year Two:       33% of remaining value
[diamond]  Year Three:     50% of remaining value
[diamond]  Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA RESTRICTIONS
    For contracts issued on or after March 31, 2003, contracts will be subject to a Maximum GIA Percentage contained in the contract that restricts investments in the GIA. The Maximum GIA Percentage will never be less than 5%. No more than the Maximum GIA Percentage of each premium payment may be allocated to the GIA. We will not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of contract value. These restrictions are subject to state insurance department approval.


PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------
    Generally, we require minimum initial premium payments of:

[diamond]  Nonqualified plans--$5,000
[diamond]  Bank draft program--$50
          o You may authorize your bank to draw $50 or more from your personal checking account monthly to purchase units in any available subaccount or for deposit in the GIA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial premium payment is $50. Each subsequent premium payment under a contract must be at least $50.

[diamond]  Qualified plans--$2,000

    We require minimum subsequent premium payments of $100.

    Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total premium payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, premium payments may be made anytime before the maturity date of a contract.

    Premium payments received under the contract will be allocated in any combination to any subaccount or GIA in the proportion you elect or as otherwise changed by you from time to time. Changes in the allocation of premium payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any premium payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

    In certain circumstances we may reduce the minimum initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1) the make-up and size of the prospective group;
(2) the method and frequency of premium payments; and
(3) the amount of compensation to be paid to registered representatives on each premium payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.

    For contract issued on or after March 31, 2003, payments to the GIA are subject to the Maximum GIA Percentage.


DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

DEDUCTIONS FROM THE SEPARATE ACCOUNT

PREMIUM TAX
    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, our status within those states and the insurance tax laws of those states. Premium taxes on contracts currently range from 0% to 3.5%. We will pay any premium tax due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and premium taxes, see "Appendix C."

SURRENDER CHARGES
    A surrender charge may apply to partial withdrawals or a full surrender of the contract. The amount of a surrender charge depends on the period of time your premium payments are held under the contract. The surrender charge schedule is shown in the chart below. Surrender charges are waived on the free withdrawal amount, death benefits and annuitization after one year. Also, no surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see "Annuity Payment Options." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

    The surrender charge is deducted from amounts withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all premium payments paid less any prior withdrawals for which a surrender charge was paid. The free withdrawal amount is equal to 10% of the contract value. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

    The surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, are as follows:

--------------------------------------------------------------
Percent                 7%   6%   5%   4%   3%  2%   1%   0%
--------------------------------------------------------------
--------------------------------------------------------------
Complete Premium        0    1    2    3    4    5   6    7+
Payment Years
--------------------------------------------------------------

    Surrender charges imposed in connection with partial withdrawals will be deducted from the subaccounts and the GIA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by Phoenix from the assets of the General Account.

DAILY ADMINISTRATIVE FEE
    We make a daily deduction from the contract value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the subaccounts. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described below. (This fee is not deducted from the GIA.)

ANNUAL ADMINISTRATIVE CHARGE
    We deduct an annual administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

    The maximum annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the subaccounts or GIA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

MORTALITY AND EXPENSE RISK FEE
    We make a daily deduction from each subaccount for the mortality and expense risk fee. The charge is assessed against the daily net assets of the subaccounts and varies based on the death benefit option you selected. The charge under each death benefit option is equal to the following percentages on an annual basis:

  ------------------------------------------------------------
     DEATH BENEFIT       DEATH BENEFIT      DEATH BENEFIT
   OPTION 1 - RETURN   OPTION 2 - ANNUAL  OPTION 3 - RELIEF
       OF PREMIUM           STEP-UP             AMOUNT
  ------------------------------------------------------------
         .975%              1.125%              1.275%
  ------------------------------------------------------------

    Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

    In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.

    No mortality and expense risk fee is deducted from the GIA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

REDUCED CHARGES, CREDITS AND BONUS GUARANTEED INTEREST RATES
    We may reduce or eliminate the mortality and expense risk fee and the surrender or annual administrative charge, credit additional amounts, or grant bonus Guaranteed Interest Rates when sales of the contracts are made to certain individuals or groups of individuals that result in savings of sales expenses. We will consider the following characteristics:

(1) the size and type of the group of individuals to whom the contract is offered;

(2) the amount of anticipated premium payments;

(3) whether there is a preexisting relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4) internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.


    Any reduction or elimination of surrender or administrative charge credit of additional amounts or bonus Guaranteed Interest Rates will not unfairly discriminate against any person. We will make any reduction or credit according to our own rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.


OTHER CHARGES
    As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.


THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------
    The accumulation period is that time before annuity payments begin during which your premium payments into the contract remain invested.

ACCUMULATION UNITS

    Your initial premium payment will be applied within two days of receipt at our Annuity Operations Division if the application or order form for a contract is complete. If an incomplete application or order form is completed within five business days of receipt by our Annuity Operations Division, your premium payment will be applied within two days. If our Annuity Operations Division does not accept the application or order form within five business days of receipt by our Annuity Operations Division, then your premium payment will be immediately returned unless you request us to hold it while the application or order form is completed. Additional premium payments allocated to the GIA is deposited on the date of receipt of the premium payment at our Annuity Operations Division. Additional premium payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such units next determined after the receipt of the premium payment at our Annuity Operations Division. The number of accumulation units of a subaccount purchased with a specific premium payment will be determined by dividing the premium payment by the value of an accumulation unit in that subaccount next determined after receipt of the premium payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.

ACCUMULATION UNIT VALUES
    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

TRANSFERS
    You may at anytime prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts or the GIA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of written notice of election in a form satisfactory to us. A transfer among subaccounts or the GIA does not automatically change the premium payment allocation schedule of your contract.

    You may also request transfers and changes in premium payment allocations among available subaccounts or the GIA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date. Unless you elect in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These telephone exchange and allocation change privileges may be modified or terminated at any time. In particular, during times of extreme market volatility, telephone privileges may be difficult to exercise. In such cases you should submit written instructions.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greatest of $1,000 or 25% of the contract value in the GIA at the time of transfer.

    Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.

    No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs. Currently, 12 transfers are permitted from the subaccounts and 1 transfer from the GIA; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA."

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

    For contracts issued on or after March 31, 2003, transfers to the GIA are not permitted during the first contract year. After the first contract year, a transfer into the GIA will not be permitted if such transfer would cause the percentage of the contract value in the GIA to exceed the Maximum GIA Percentage shown on the schedule page.


OPTIONAL PROGRAMS AND RIDERS


DOLLAR COST AVERAGING PROGRAM

    You also may elect to transfer funds automatically among the subaccounts or GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Values may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA.


    Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.

    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or while the Asset Rebalancing Program is in effect.
    The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

    For contracts issued on or after March 31, 2003, transfers to the GIA under the Dollar Cost Averaging Program are subject to the Maximum GIA Percentage.

    We may at different times offer an Enhanced Dollar Cost Averaging Program. New premiums allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premiums allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program can only be transferred to the subaccounts and will not be subject to the Maximum GIA Percentage.

ASSET REBALANCING PROGRAM
    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semiannual or annual basis.

    Asset Rebalancing does not permit transfers to or from the GIA.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.

SYSTEMATIC WITHDRAWAL PROGRAM
    Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program.

    The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

    You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date.

INTEREST INVESTMENT PROGRAM
    We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the subaccounts under the separate account.

    You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

    You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

    Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

    The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

    The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

GUARANTEED MINIMUM INCOME BENEFIT RIDER ("GMIB")
    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the oldest annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the oldest annuitant's 90th birthday.

GUARANTEED ANNUITIZATION VALUE
    On and before the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

    B= the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

    C= the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D=   any tax that may be due.

    After the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the guaranteed annuitization value on the contract anniversary following the older annuitant's 85th birthday.

    B= the sum of premium payments made after the contract anniversary following the older annuitant's 85th birthday.

    C= the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary follows the older annuitant's 85th birthday.

    D=  any tax may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION
    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

EFFECTIVE ANNUAL RATE
    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1. each date we process a premium payment.
2. each date we process a transfer.
3. each date we process a withdrawal.

    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1. each date we process a premium payment.
2. each date we process a transfer.
3. each date we process a withdrawal.
4. each contract anniversary.

RIDER FEE
    The fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. We will deduct the rider fee on each contract anniversary that this rider is in effect and upon full surrender of the contract. The rider fee will be deducted from the total contract value with each subaccount and the GIA, if available, bearing a pro rata share of such fee based on the proportionate contract value of each subaccount and GIA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value.

TERMINATION OF THIS RIDER
    This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the oldest annuitant's 90th birthday;

2. the termination of the contract to which this rider is attached;

3. the date a death benefit becomes payable under the contract to which this rider is attached;

4. the date annuity payments commence under the contract to which this rider is attached; and

5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB ANNUITY PAYMENT OPTIONS
    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

--------------------------------------------------------------------------------
                    IMPORTANT INFORMATION REGARDING THE GMIB
    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

[diamond] The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

[diamond] The minimum monthly fixed annuity payment amount provided by the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than the contract value.

[diamond] The GMIB is irrevocable once elected.

[diamond] You may not change any annuitant or joint annuitant while the GMIB is in effect.

[diamond] The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

[diamond] You should consult with a qualified financial advisor if you are considering the GMIB.

[diamond] The GMIB is only available if approved in your state and if we offer it for use with the contract.
--------------------------------------------------------------------------------

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS
    If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Annuity Payment Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes."

    The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Payment Deferral." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans--Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

    Requests for partial withdrawals or full surrenders should be mailed to our Annuity Operations Division .

CONTRACT TERMINATION
    The contract will terminate without value, if on any valuation the contract value is zero. Phoenix will notify you in writing that the contract has terminated.

PAYMENT UPON DEATH BEFORE MATURITY DATE

WHEN IS THE DEATH BENEFIT PAYABLE?
    A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

WHO RECEIVES PAYMENT?
[diamond] DEATH OF AN OWNER
          If the owner dies before the contract maturity date, the death benefit will be paid to the beneficiary.

[diamond] DEATH OF AN OWNER - MULTIPLE OWNERS
          If one of the owners dies prior to the maturity date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).


[diamond] DEATH OF AN ANNUITANT WHO IS NOT THE OWNER
          If the owner and the annuitant are not the same individual and the annuitant dies prior to the maturity date, the owner becomes the annuitant, unless the owner appoints a new annuitant. If a joint annuitant dies prior to the maturity date, the owner may appoint a new joint annuitant. The death of an annuitant or joint annuitant will not cause the death benefit to be paid.


[diamond] SPOUSAL BENEFICIARY CONTRACT CONTINUANCE
          If the spouse of a deceased owner, as designated beneficiary, is entitled to receive all or some portion of the death benefit amount, the spouse may elect to continue the contract as the new owner. This election is only allowed prior to the maturity date and can be elected only one time. When the spouse elects to continue the contract, the death benefit amount that the spouse is entitled to receive will become the new contract value for the continued contract and the current death benefit option will remain in effect.

[diamond] OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
          If the owner is not an individual, and the primary annuitant dies before the maturity date, we will pay the death benefit to the owner.

WHAT IS THE DEATH BENEFIT AMOUNT?
    The owner shall elect any of the available death benefit options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply.

[diamond] DEATH BENEFIT OPTION 1--RETURN OF PREMIUM
          Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:
              a) the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or
              b)  the contract value on the claim date.

[diamond] DEATH BENEFIT OPTION 2--ANNUAL STEP-UP
          This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue. Upon the death of the owner who has not attained age 80, the death benefit is the greater of:
              a) the sum of all premium payments, less adjusted partial withdrawals (as defined below); or
              b)  the contract value on the claim date; or
              c)  the annual step-up amount (as defined below).

          Upon the death of the owner who has attained age 80, the death benefit is the greater of:
              a) the death benefit in effect at the end of the contract year prior to the owner turning age 80, plus the sum of all premium payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner reaching age 80; or
              b)  the contract value on the claim date.

          If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse's attained age. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

          Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the withdrawal date.

          Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of premium payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus any premium payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the contract value.

[diamond] DEATH BENEFIT OPTION 3--RELIEF AMOUNT
          The availability of this option is subject to state approval.

          This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue. This option is available only for owners less than age 76.

          Upon the death of the owner who has not attained age 70 on the contract date, the death benefit is the greater of:
              a) the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or
              b) the contract value on the claim date plus 40% of the relief amount (as defined below).

          Upon death of the owner who has attained age 70, but is less than 76 on the contract date, the death benefit is the greater of:

              a) the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or

              b) the contract value on the claim date plus 25% of the relief amount (as defined below).

          If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 3, we will calculate the death benefit using the surviving spouse's attained age as of the date we continue the contract.

          ACCUMULATION ENHANCEMENT
          Death Benefit Option 3 includes an accumulation enhancement. This enhancement provides monetary assistance during confinement in an assisted care living facility or nursing home if the following conditions are met:
          o 120 consecutive days of confinement prior to the maturity date, after the first contract year; and
          o  the 120 days must occur prior to age 91.

          The enhancement provides:
          o that we will pay 40% of the relief amount (if the owner has not attained age 70 on the contract date) or 25% of the relief amount
             (if the owner is between the ages of 70-75 on the contract date);
          o  that the amount we pay under this enhancement will not be paid in a lump sum but will be credited to the contract value over a period of 50 months, in the amount of 2% per month, while the owner is alive;
          o that even if the owner is dismissed from the facility/ nursing home prior to the 50 months expiring, we will continue to increase the contract value for 50 months;
          o that the maximum amount we will pay under this enhancement (and all similar enhancements issued by us or an affiliated company) for the owner is $750,000; and
          o this benefit is separate from the relief amount that is calculated at death.

    The monthly benefit payments will be added to the contract value according to the current allocation schedule on file. The owner can remove the payments from the contract value via partial withdrawals and surrender charges will be waived.

    Relief Amount: the relief amount is equal to the contract value less modified premium payments not to exceed the following maximum amount:
          o When the age of the eldest owner on the contract date is less than 70, the maximum relief amount equals 200% multiplied by:

             1) the sum of modified premium payments (made prior to the date of the death benefit calculation) minus

             2) the sum of premium payments (made during the prior 12 months of the death benefit calculation date) minus

             3) the sum of monthly benefits (as defined below) credited to the contract value.

          o When the eldest owner on the contract date is between the ages of 70 - 75, the maximum relief amount equals 100% multiplied by:

             1) the sum of modified premium payments (made prior to the date of the death benefit calculation) minus
             2) the sum of premium payments (made during the 12 months prior to the death benefit calculation date) minus
             3) the sum of monthly benefits (as defined below) credited to the contract value.

    Modified Premium Payments: equals the sum of all premium payments plus monthly benefits (as defined below), if any, minus the amount that each partial withdrawal exceeds the difference between the contract value and the modified premium payments prior the partial withdrawal. If there are no partial withdrawals or the partial withdrawal does not exceed the difference, the value is zero.

    Monthly Benefit: is the monthly amount credited to the contract value when a claim under the Accumulation Enhancement is being paid.

    Death benefit proceeds will be payable in a single lump sum or, if the recipient chooses, in the form of an annuity payment option. Any such annuity payment option is subject to all restrictions (including minimum amount requirements) as are other annuities under this contract. In addition, there may be legal requirements that limit the recipient's annuity options and the timing of payments. See "Distributions at Death" under "Federal Income Taxes." A recipient should consult a qualified tax adviser before electing to receive an annuity.

    Depending upon state law, the amounts paid to the owner may avoid probate and the death benefit may be reduced by any premium tax due. For more information, see "Premium Tax." and "Distribution at Death" under "Federal Income Taxes."

    We reserve the right to discontinue offering any one of the available death benefit options in the future.


THE ANNUITY PERIOD
--------------------------------------------------------------------------------
    The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

ANNUITY PAYMENTS
    Annuity payments will begin on the contract's maturity date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a fixed payment annuity is selected. No surrender charge is taken. If you have not selected an annuity payment option by the maturity date, the default is Annuity Payment Option I--Variable Life Annuity with 10-Year Period Certain. For more information, see "Annuity Payment Options."

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

    Your contract specifies a maturity date at the time of its issuance. However, you may subsequently elect a different maturity date. The maturity date may not be earlier than the first contract anniversary. The latest maturity date is the contract anniversary nearest the annuitant's 95th birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity ("IRA").

    The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If you do not elect a maturity date, which is different from the provisional maturity date, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. For more information, see "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

ANNUITY PAYMENT OPTIONS
    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option
I) as described below. Instead of Option I, you may, by sending a written request to VPMO on or before the maturity date of the contract, elect any of the other annuity payment options described below. After the first annuity payment, you may not change the elected annuity payment option. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Payment Options K or L.


    With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The annuity payment rate differs according to the annuity payment option selected and the age of the annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial annuity payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.


    The level of annuity payments payable under the following annuity payment options is based upon the annuity payment option selected. In addition, such factors as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will effect the level of annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value as of the payment calculation date by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. For more information, see "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD
    A fixed payout annuity payable monthly while the annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

OPTION B--NON-REFUND LIFE ANNUITY
     A fixed payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
     A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    A fixed payout annuity payable monthly while the annuitant is living. If the annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR
PERIOD CERTAIN
    A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

OPTION I--VARIABLE LIFE ANNUITY WITH 10-YEAR
PERIOD CERTAIN
    A variable payout annuity payable monthly while the Annuitant is living or, if later, for ten years. If the beneficiary of any death benefits payable under this contract elects this payment option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.

OPTION J--JOINT SURVIVOR VARIABLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    A variable payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

OPTION K--VARIABLE ANNUITY FOR A SPECIFIED PERIOD
    A variable payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each subaccount and affect the amount of future payments.

OPTION L--VARIABLE LIFE EXPECTANCY ANNUITY
    This option provides a variable income which is payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the contract value and affect the amount of future payments. Upon the death of the annuitant (and joint annuitant, if applicable), any remaining contract value will be paid in a lump sum to the beneficiary.

OPTION M--UNIT REFUND VARIABLE LIFE ANNUITY
    This option provides variable monthly payments as long as the annuitant lives. In the event of the death of the annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each subaccount multiplied by the current annuity unit value for that subaccount. The number of remaining annuity units for each subaccount will be calculated as follows:

1) the net amount in the subaccount applied under this option on the first payment calculation date divided by the corresponding annuity unit value on that date, minus
2) the sum of the annuity units released from the subaccount to make the payments under this option.

    You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

OPTION N--VARIABLE NON-REFUND LIFE ANNUITY
    A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

OTHER OPTIONS AND RATES
    We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

OTHER CONDITIONS
    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial annuity payment would be payable, in place of all other benefits provided by the contract, or, may make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.


    Currently, transfers between subaccounts are available for amounts allocated to any of the variable annuity payment options except Annuity Payment Option M.


PAYMENT UPON DEATH AFTER MATURITY
    If an owner dies on or after the maturity date and there is no surviving owner, any remaining period certain annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

    If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining period certain annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.


VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------

VALUATION DATE
    A valuation date is every day the NYSE is open for trading. The NYSE is scheduled to be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the NYSE reserves the right to change this schedule as conditions warrant. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE
    The value of one accumulation unit was set at $1.000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.

NET INVESTMENT FACTOR
    The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk fees and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.


MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT
    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. A written notice of such assignment must be filed with our Annuity Operations Division before it will be honored.

    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see "Surrenders or Withdrawals Prior to the Contract Maturity Date." Transfer of ownership will nullify the original death benefit option and the death benefit option will become Option 1.

DEATH BENEFIT
    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

PAYMENT DEFERRAL
    Payment of the contract value in a single sum upon a partial withdrawal or full surrender of the contract will ordinarily be made within 7 days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

FREE LOOK PERIOD
    We may mail the contract to you or we may deliver it to you in person. You may return a contract for any reason within 10 days after you receive it and receive in cash the adjusted contract value less any charges. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial premium payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial premium payment has been allocated to the GIA, we also will refund any earned interest. If applicable state law requires, we will return the full amount of any premium payments we received.

    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of other premium payments paid during your Free Look Period to the Phoenix-Goodwin Money Market subaccount. When your Free Look Period expires we allocate the contract value among the subaccounts and/or the GIA according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    If, in the judgment of Phoenix's management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another subaccount for accumulation units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required and, where required, one or more state insurance departments.

OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. More than one owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES
--------------------------------------------------------------------------------
INTRODUCTION
    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("qualified plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS
    We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from Phoenix and its operations form a part of Phoenix, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NONQUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

    As the owner of the contract, you may elect one of the available death benefit options under the contract. One or more of the options available may, in some cases, exceed the greater of the purchase price or the contract value. The IRS may take the position with respect to these death benefit options that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract or any amendments, riders or endorsements to the contract.

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT
MATURITY DATE
    Code Section 72 provides that a total or partial surrender from a contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of premium payments by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the "investment in the contract" on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT
MATURITY DATE
    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities started after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies our Annuity Operations Division of that election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to qualified plans. See "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts."

ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES
    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under qualified plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax adviser.

    If the primary annuitant, which is not the contract owner, dies before the maturity date, the owner will become the annuitant unless the owner appoints another annuitant. If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, however, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the earliest death of any of the contract owners.

    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Payment Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

TRANSFER OF ANNUITY CONTRACTS
    Transfers of nonqualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses and incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS
    If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

SECTION 1035 EXCHANGES
    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code
Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

MULTIPLE CONTRACTS

    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all nonqualified annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

    The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one contract or other annuity contracts.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS
    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter that the series' assets be invested in no more than:

[diamond]   55% in any 1 investment
[diamond]   70% in any 2 investments
[diamond]   80% in any 3 investments
[diamond]   90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

    The U.S. Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which was held that the contract owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS
    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the qualified plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all investments of the Phoenix Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for nonqualified contracts as well as qualified plan contracts.

    Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

TAXATION OF ANNUITIES IN GENERAL--QUALIFIED PLANS
    The contracts may be used with several types of qualified plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. Participants under such qualified plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, Phoenix will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consent that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected annuity payment option may not be enforceable.

    As the owner of the contract, you may elect one of the available death benefits options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to herein as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether a death benefit option such as the those available under the contract complies with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Certain enhanced death benefits may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of purchase price (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of purchase price (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

    Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under qualified plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the rollover rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE VS. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by Phoenix in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain nonqualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing qualified plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAS")
    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or
(b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant's contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred surrender charge; and (b) 50% of the contract value minus any contingent deferred surrender charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greatest of $1000 and 25% of the contract value in the GIA may be borrowed at any one time.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium allocation on file with us.

    If we do not receive a loan repayment before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution-interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS
    The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

INDIVIDUAL RETIREMENT ANNUITY
    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA.

    Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS
    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including items such as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these Plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS
    Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax-exempt annuity contract held for the exclusive benefit of plan participants.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS
    In the case of a withdrawal under a qualified plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE
    The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan.


SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------
    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), located at One American Row, Hartford, Connecticut. WSG is a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Phoenix Equity Planning

Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Contracts may also be purchased through other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreement provided by PEPCO.


STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments that may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------
    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.


VOTING RIGHTS
--------------------------------------------------------------------------------
   As stated before, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

    Matters on which owners may give voting instructions include the following:
(1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with proper forms and proxies to enable you to give your instructions.


TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------
    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity payment options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Matthew A. Swendiman, Counsel, Joseph P. DeCresce, Counsel, and Brian A. Giantonio, Vice President, Tax and ERISA Counsel, Phoenix Life Insurance Company, have provided advice on certain matters relating to the federal securities, state regulations and income tax laws in connection with the contracts described in this prospectus.


SAI
--------------------------------------------------------------------------------
    The SAI contains more specific information and financial statements relating to the Account and Phoenix. The Table of Contents of the SAI is set forth below:

[diamond] Underwriter
[diamond] Performance History
[diamond] Calculation of Yield and Return
[diamond] Calculation of Annuity Payments
[diamond] Experts
[diamond] Separate Account Financial Statements
[diamond] Company Financial Statements

    Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A - INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Investment Type
                                                ------------------------------------------------------------------------------
                                                  Bond  Domestic  Domestic  Domestic   Growth         International   Money
                    Series                               Blend     Growth    Value    & Income  Index     Growth      Market
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                             |X|
Phoenix-AIM Mid-Cap Equity                                |X|
Phoenix-Alliance/Bernstein Enhanced Index                                                        |X|
Phoenix-Alliance/Bernstein Growth + Value                           |X|       |X|
Phoenix-Duff & Phelps Real Estate Securities                                             |X|
Phoenix-Engemann Capital Growth                                     |X|
Phoenix-Engemann Small & Mid-Cap Growth                             |X|
Phoenix-Goodwin Money Market                                                                                           |X|
Phoenix-Goodwin Multi-Sector Fixed Income         |X|
Phoenix-Hollister Value Equity                                                |X|
Phoenix-Janus Flexible Income                     |X|
Phoenix-Kayne Large-Cap Core                              |X|
Phoenix-Kayne Small-Cap Quality Value                                         |X|
Phoenix-Lazard International Equity Select                                                                 |X|
Phoenix-Lazard Small-Cap Value                                                |X|
Phoenix-Lazard U.S. Multi-Cap                                                 |X|
Phoenix-Lord Abbett Bond-Debenture                |X|
Phoenix-Lord Abbett Large-Cap Value                                           |X|
Phoenix-Lord Abbett Mid-Cap Value                                             |X|
Phoenix-MFS Investors Growth Stock                                  |X|
Phoenix-MFS Investors Trust                                                              |X|
Phoenix-MFS Value                                                             |X|
Phoenix-Northern Dow 30                                                                          |X|
Phoenix-Northern Nasdaq-100 Index(R)                                                             |X|
Phoenix-Oakhurst Growth and Income                                                       |X|
Phoenix-Oakhurst Strategic Allocation                                                    |X|
Phoenix-Sanford Bernstein Global Value                                                                     |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                       |X|
Phoenix-Sanford Bernstein Small-Cap Value                                     |X|
Phoenix-Seneca Mid-Cap Growth                                       |X|
Phoenix-Seneca Strategic Theme                                      |X|
Phoenix-State Street Research Small-Cap Growth                      |X|
AIM V.I. Capital Appreciation Fund                                  |X|
AIM V.I. Premier Equity Fund                              |X|
Alger American Leveraged AllCap Portfolio                           |X|
Federated Fund for U.S. Government Securities II  |X|
Federated High Income Bond Fund II                |X|
VIP Contrafund(R) Portfolio                                         |X|
VIP Growth Opportunities Portfolio                                  |X|
VIP Growth Portfolio                                                |X|
Mutual Shares Securities Fund                                                            |X|
Templeton Foreign Securities Fund                                                                          |X|
Templeton Growth Securities Fund                                                                           |X|
Scudder VIT EAFE(R) Equity Index Fund                                                            |X|
Scudder VIT Equity 500 Index Fund                                                                |X|
Technology Portfolio                                                |X|
Wanger Foreign Forty                                                                                       |X|
Wanger International Small Cap                                                                             |X|
Wanger Twenty                                                       |X|
Wanger U.S. Smaller Companies                                       |X|
------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Advisors
                                            ---------------------------------------------------------------------------------------
                                              Phoenix    Phoenix   Duff & Phelps                Fred       Deutsche    Federated
                                             Investment  Variable   Investment       AIM        Alger       Asset      Investment
                                              Counsel,   Advisors,  Management     Advisors,  Management, Management,  Management
        Series                                  Inc.       Inc.        Co.           Inc.        Inc.        Inc.       Company
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                   |X|
Phoenix-AIM Mid-Cap Equity                                 |X|
Phoenix-Alliance/Bernstein Enhanced Index                  |X|
Phoenix-Alliance/Bernstein Growth + Value                  |X|
Phoenix-Duff & Phelps Real Estate Securities                           |X|
Phoenix-Engemann Capital Growth                  |X|
Phoenix-Engemann Small & Mid-Cap Growth          |X|
Phoenix-Goodwin Money Market                     |X|
Phoenix-Goodwin Multi-Sector Fixed Income        |X|
Phoenix-Hollister Value Equity                   |X|
Phoenix-Janus Flexible Income                              |X|
Phoenix-Kayne Large-Cap Core                     |X|
Phoenix-Kayne Small-Cap Quality Value            |X|
Phoenix-Lazard International Equity Select                 |X|
Phoenix-Lazard Small-Cap Value                             |X|
Phoenix-Lazard U.S. Multi-Cap                              |X|
Phoenix-Lord Abbett Bond-Debenture                         |X|
Phoenix-Lord Abbett Large-Cap Value                        |X|
Phoenix-Lord Abbett Mid-Cap Value                          |X|
Phoenix-MFS Investors Growth Stock                         |X|
Phoenix-MFS Investors Trust                                |X|
Phoenix-MFS Value                                          |X|
Phoenix-Northern Dow 30                                    |X|
Phoenix-Northern Nasdaq-100 Index(R)                       |X|
Phoenix-Oakhurst Growth and Income               |X|
Phoenix-Oakhurst Strategic Allocation            |X|
Phoenix-Sanford Bernstein Global Value                     |X|
Phoenix-Sanford Bernstein Mid-Cap Value                    |X|
Phoenix-Sanford Bernstein Small-Cap Value                  |X|
Phoenix-Seneca Mid-Cap Growth                    |X|
Phoenix-Seneca Strategic Theme                   |X|
Phoenix-State Street Research Small-Cap Growth             |X|
AIM V.I. Capital Appreciation Fund                                                   |X|
AIM V.I. Premier Equity Fund                                                         |X|
Alger American Leveraged AllCap Portfolio                                                        |X|
Federated Fund for U.S. Government Securities II                                                                          |X|
Federated High Income Bond Fund II                                                                                        |X|
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund                                                                        |X|
Scudder VIT Equity 500 Index Fund                                                                            |X|
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Advisors
                                            ---------------------------------------------------------------------------------------
                                                                       Morgan
                                              Fidelity     Franklin    Stanley     Templeton    Templeton  Templeton    Wanger
                                             Management     Mutual    Investment     Asset       Global    Investment    Asset
                                            and Research   Advisors,  Management   Management,  Advisors    Counsel,   Management,
                   Series                      Company       LLC         Inc.        Ltd.        Limited      Inc.        L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth & Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio                      |X|
VIP Growth Opportunities Portfolio               |X|
VIP Growth Portfolio                             |X|
Mutual Shares Securities Fund                              |X|
Templeton Foreign Securities Fund                                                                            |X|
Templeton Growth Securities Fund                                                                 |X|
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio                                                   |X|
Wanger Foreign Forty                                                                                                      |X|
Wanger International Small Cap                                                                                            |X|
Wanger Twenty                                                                                                             |X|
Wanger U.S. Smaller Companies                                                                                             |X|
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Subadvisors
                                            --------------------------------------------------------------------------------------

                                                                                               Kayne
                                                                                              Anderson
                                             Aberdeen      AIM        Alliance      Janus      Rudnick      Lazard       Lord,
                                               Fund      Capital      Capital      Capital    Investment     Asset       Abbett
                                             Managers,  Management,  Management,  Management  Management,  Management     & Co.
           Series                              Inc.        Inc.         L.P.         LLC         LLC          LLC          LLC

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                   |X|
Phoenix-AIM Mid-Cap Equity                                 |X|
Phoenix-Alliance/Bernstein Enhanced Index                              |X|
Phoenix-Alliance/Bernstein Growth + Value                              |X|
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                        |X|
Phoenix-Kayne Large-Cap Core                                                                     |X|
Phoenix-Kayne Small-Cap Quality Value                                                            |X|
Phoenix-Lazard International Equity Select                                                                   |X|
Phoenix-Lazard Small-Cap Value                                                                               |X|
Phoenix-Lazard U.S. Multi-Cap                                                                                |X|
Phoenix-Lord Abbett Bond-Debenture                                                                                        |X|
Phoenix-Lord Abbett Large-Cap Value                                                                                       |X|
Phoenix-Lord Abbett Mid-Cap Value                                                                                         |X|
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                 |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                |X|
Phoenix-Sanford Bernstein Small-Cap Value                              |X|
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth

-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS

-------------------------------------------------------------------------------------------------------------
                                                                       Subadvisors
                                            -----------------------------------------------------------------

                                                                      Roger                     State
                                                        Northern     Engemann     Seneca        Street
                                                MFS       Trust         &         Capital      Research
                                            Investment Investments, Associates,  Management, & Management,
          Series                            Management     Inc.        Inc.         LLC         Company
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                        |X|
Phoenix-Engemann Small & Mid-Cap Growth                                |X|
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock               |X|
Phoenix-MFS Investors Trust                      |X|
Phoenix-MFS Value                                |X|
Phoenix-Northern Dow 30                                    |X|
Phoenix-Northern Nasdaq-100 Index(R)                       |X|
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                        |X|
Phoenix-Seneca Strategic Theme                                                       |X|
Phoenix-State Street Research Small-Cap Growth                                                   |X|
-------------------------------------------------------------------------------------------------------------

APPENDIX B - GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

    The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the maturity date and amounts held under Annuity Payment Option L.

ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

ANNUITANT(S)/JOINT ANNUITANT: There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date, the annuitants may be changed. However, there may be tax consequences.

ANNUITY PAYMENT OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."

ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N.


CLAIM DATE: The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.

CONTRACT DATE: The date that the initial premium payment is invested under a contract.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity to whom we issue the contract.

CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) Section 403(b)) with loans, the contract value is the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA plus the value held in the Loan Security Account, and less any Loan Debt.

DEATH BENEFIT OPTIONS: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there are more than one owner, on the earliest death of any of the owners.

FIXED PAYMENT ANNUITY: An annuity payment option providing payments with a fixed dollar amount after the first payment is made.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity (as described in IRC Section 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

MATURITY DATE: The date elected by the owner as to when annuity payments will begin. Unless we agree otherwise, the maturity date will not be any earlier than the fifth contract anniversary and no later than the younger annuitant's 95th birthday or ten years from the contract date. The election is subject to certain conditions described in "The Annuity Period." If more than one annuitant, the primary annuitant's age will be used to determine that maturity date.

MINIMUM GUARANTEED INTEREST RATE: The minimum interest rate credited to amounts held in the GIA. This rate will never be less than the statutory required minimum interest rate under applicable state insurance law.

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial premium payments of:

[diamond] Nonqualified plans--$10,000
[diamond]Bank draft program--$50
[diamond]Qualified plans--$2,000

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent premium payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $500 except for the bank draft program, which is $50.

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

PAYMENT UPON DEATH: The obligation of Phoenix under a contract to make a payment on the death of the owner or annuitant anytime: (a) before the maturity date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the maturity date of a contract (see "Payment Upon Death After Maturity Date").

PHOENIX (OUR, US, WE, COMPANY): Phoenix Life Insurance Company.

SERIES: A separate investment portfolio of a fund.

VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and Phoenix is open for business.

VARIABLE PAYMENT ANNUITY: An annuity payment option providing payments that vary with the investment experience of the subaccounts.


APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES QUALIFIED AND NONQUALIFIED ANNUITY CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
                                                               UPON              UPON
STATE                                                     PREMIUM PAYMENT    ANNUITIZATION        NONQUALIFIED       QUALIFIED
-----                                                     ---------------    -------------        ------------       ---------
California ..........................................                             X                   2.35%            0.50%

Maine................................................                             X                   2.00

Nevada...............................................                             X                   3.50

South Dakota.........................................           X                                     1.25*

West Virginia........................................                             X                   1.00             1.00

Wyoming..............................................                             X                   1.00

Commonwealth of Puerto Rico..........................                             X                   1.00%            1.00%

NOTE: The above premium tax deduction rates are as of January 1, 2003. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."

         * South Dakota law provides a lower rate of .8% that applies to premiums received in excess of $500,000. This provision is scheduled to expire on July 1, 2003 but may be extended.



APPENDIX D - FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
    The following tables give the historical unit values for a single share of each of the available subaccounts. More information can be obtained in the
Statement of Additional Information ("SAI"). You may obtain a copy of the SAI free of charge by calling us at 800/541-0171 or by writing to:

                  Phoenix Life Insurance Company
                  Annuity Operations Division
                  PO Box 8027
                  Boston, MA 02266-8027


DEATH BENEFIT OPTION 1 CONTRACTS

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------- --------------------- --------------------- --------------------
PHOENIX-ABERDEEN INTERNATIONAL
=================================================================== ===================== ===================== ====================
         From 6/12/02* to 12/31/02                                         $1.000                $0.865                  1

PHOENIX-AIM MID-CAP EQUITY
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.863                  2

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (FORMERLY, PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX)
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.768                  3

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
=================================================================== ===================== ===================== ====================
         From 8/1/02* to 12/31/02                                          $1.000                $0.776                  3

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $1.078                 15

PHOENIX-ENGEMANN CAPITAL GROWTH
=================================================================== ===================== ===================== ====================
         From 6/12/02* to 12/31/02                                         $1.000                $0.784                 15

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
=================================================================== ===================== ===================== ====================
         From 9/3/02* to 12/31/02                                          $1.000                $0.780                  7

PHOENIX-GOODWIN MONEY MARKET
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $1.002                 45

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
=================================================================== ===================== ===================== ====================
         From 6/14/02* to 12/31/02                                         $1.000                $1.075                 20

PHOENIX-HOLLISTER VALUE EQUITY
=================================================================== ===================== ===================== ====================
         From 8/1/02* to 12/31/02                                          $1.000                $0.791                 23

PHOENIX-JANUS FLEXIBLE INCOME
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $1.084                 11

PHOENIX-KAYNE LARGE-CAP CORE
=================================================================== ===================== ===================== ====================
         From 10/1/02* to 12/31/02                                         $1.000                $0.961                  1

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
=================================================================== ===================== ===================== ====================


PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
=================================================================== ===================== ===================== ====================
         From 11/29/02* to 12/31/02                                        $1.000                $0.954                 11

PHOENIX-LAZARD SMALL-CAP VALUE
=================================================================== ===================== ===================== ====================




 * Date subaccount began operations.



                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------- --------------------- --------------------- --------------------
PHOENIX-LAZARD U.S. MULTI-CAP
=================================================================== ===================== ===================== ====================


PHOENIX-LORD ABBETT BOND-DEBENTURE
=================================================================== ===================== ===================== ====================
         From 10/1/02* to 12/31/02                                         $1.000                $1.059                  3

PHOENIX- LORD ABBETT LARGE-CAP VALUE
=================================================================== ===================== ===================== ====================
         From 10/1/02* to 12/31/02                                         $1.000                $0.988                  9

PHOENIX- LORD ABBETT MID-CAP VALUE
=================================================================== ===================== ===================== ====================
         From 10/1/02* to 12/31/02                                         $1.000                $0.996                  3

PHOENIX-MFS INVESTORS GROWTH STOCK (FORMERLY, PHOENIX-JANUS GROWTH)
=================================================================== ===================== ===================== ====================
         From 9/3/02* to 12/31/02                                          $1.000                $0.732                  9

PHOENIX-MFS INVESTORS TRUST
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.792                  8

PHOENIX-MFS VALUE
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.838                  6

PHOENIX-NORTHERN DOW 30 (FORMERLY, PHOENIX-DEUTSCHE DOW 30)
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.807                 10

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (FORMERLY, PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R))
=================================================================== ===================== ===================== ====================


PHOENIX-OAKHURST GROWTH AND INCOME
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.778                 20

PHOENIX-OAKHURST STRATEGIC ALLOCATION
=================================================================== ===================== ===================== ====================
         From 6/12/02* to 12/31/02                                         $1.000                $0.897                 12

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.844                  3

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
=================================================================== ===================== ===================== ====================
         From 6/24/02* to 12/31/02                                         $1.000                $0.855                 10

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
=================================================================== ===================== ===================== ====================
         From 6/24/02* to 12/31/02                                         $1.000                $0.861                 14

PHOENIX-SENECA MID-CAP GROWTH
=================================================================== ===================== ===================== ====================
         From 9/10/02* to 12/31/02                                         $1.000                $0.690                  2

PHOENIX-SENECA STRATEGIC THEME
=================================================================== ===================== ===================== ====================
         From 11/1/02* to 12/31/02                                         $1.000                $0.692                  3

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
=================================================================== ===================== ===================== ====================
         From 10/1/02* to 12/31/02                                         $1.000                $1.004                  1

AIM V.I. CAPITAL APPRECIATION FUND
=================================================================== ===================== ===================== ====================
         From 9/3/02* to 12/31/02                                          $1.000                $0.774                  7

AIM V.I. PREMIER EQUITY FUND
=================================================================== ===================== ===================== ====================
         From 8/1/02* to 12/31/02                                          $1.000                $0.733                  1


* Date subaccount began operations.





                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------- --------------------- --------------------- --------------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
=================================================================== ===================== ===================== ====================
         From 6/14/02* to 12/31/02                                         $1.000                $0.702                  9

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $1.065                 176

FEDERATED HIGH INCOME BOND FUND II
=================================================================== ===================== ===================== ====================
         From 9/3/02* to 12/31/02                                          $1.000                $0.998                 12

VIP CONTRAFUND(R) PORTFOLIO
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.891                 13

VIP GROWTH OPPORTUNITIES PORTFOLIO
=================================================================== ===================== ===================== ====================


VIP GROWTH PORTFOLIO
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.710                 20

MUTUAL SHARES SECURITIES FUND
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.871                  2

TEMPLETON FOREIGN SECURITIES FUND
=================================================================== ===================== ===================== ====================
         From 9/10/02* to 12/31/02                                         $1.000                $0.829                 18

TEMPLETON GROWTH SECURITIES FUND
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.810                  3

TECHNOLOGY PORTFOLIO
=================================================================== ===================== ===================== ====================


SCUDDER VIT EAFE(R) EQUITY INDEX FUND
=================================================================== ===================== ===================== ====================
         From 11/29/02* to 12/31/02                                        $1.000                $0.813                  3

SCUDDER VIT EQUITY 500 INDEX FUND
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.780                  7

WANGER FOREIGN FORTY
=================================================================== ===================== ===================== ====================
         From 8/1/02* to 12/31/02                                          $1.000                $0.890                  1

WANGER INTERNATIONAL SMALL CAP
=================================================================== ===================== ===================== ====================
         From 6/12/02* to 12/31/02                                         $1.000                $0.877                 21

WANGER TWENTY
=================================================================== ===================== ===================== ====================
         From 8/1/02* to 12/31/02                                          $1.000                $0.942                  1

WANGER U.S. SMALLER COMPANIES
=================================================================== ===================== ===================== ====================
         From 6/12/02* to 12/31/02                                         $1.000                $0.839                 26


* Date subaccount began operations.



DEATH BENEFIT OPTION 2 CONTRACTS
                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------- --------------------- --------------------- --------------------
PHOENIX-ABERDEEN INTERNATIONAL
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.864                 48

PHOENIX-AIM MID-CAP EQUITY
=================================================================== ===================== ===================== ====================
         From 5/20/02* to 12/31/02                                         $1.000                $0.861                 27

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (FORMERLY, PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX)
=============================================================================================================== ====================
         From 10/15/02* to 12/31/02                                        $1.000                $0.767                 29

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
=================================================================== ===================== ===================== ====================
         From 5/20/02* to 12/31/02                                         $1.000                $0.775                 61

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $1.077                 157

PHOENIX-ENGEMANN CAPITAL GROWTH
=================================================================== ===================== ===================== ====================
         From 6/17/02* to 12/31/02                                         $1.000                $0.783                 81

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
=================================================================== ===================== ===================== ====================
         From 7/29/02* to 12/31/02                                         $1.000                $0.779                  3

PHOENIX-GOODWIN MONEY MARKET
=================================================================== ===================== ===================== ====================
         From 7/15/02* to 12/31/02                                         $1.000                $1.001                 279

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $1.073                 116

PHOENIX-HOLLISTER VALUE EQUITY
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.790                 90

PHOENIX-JANUS FLEXIBLE INCOME
=================================================================== ===================== ===================== ====================
         From 11/1/02* to 12/31/02                                         $1.000                $1.082                  7

PHOENIX-KAYNE LARGE-CAP CORE
=================================================================== ===================== ===================== ====================


PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
=================================================================== ===================== ===================== ====================


PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
=================================================================== ===================== ===================== ====================
         From 9/5/02* to 12/31/02                                          $1.000                $0.953                 34

PHOENIX-LAZARD SMALL-CAP VALUE
=================================================================== ===================== ===================== ====================


PHOENIX-LAZARD U.S. MULTI-CAP
=================================================================== ===================== ===================== ====================


PHOENIX-LORD ABBETT BOND-DEBENTURE
=================================================================== ===================== ===================== ====================


PHOENIX-LORD ABBETT LARGE-CAP VALUE
=================================================================== ===================== ===================== ====================
         From 9/5/02* to 12/31/02                                          $1.000                $0.988                 22

PHOENIX-LORD ABBETT MID-CAP VALUE
=================================================================== ===================== ===================== ====================



* Date subaccount began operations.



                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------- --------------------- --------------------- --------------------
PHOENIX-MFS INVESTORS GROWTH STOCK (FORMERLY, PHOENIX-JANUS GROWTH)
=================================================================== ===================== ===================== ====================
         From 7/29/02* to 12/31/02                                         $1.000                $0.731                 37

PHOENIX-MFS INVESTORS TRUST
=================================================================== ===================== ===================== ====================
         From 8/1/02* to 12/31/02                                          $1.000                $0.791                  1

PHOENIX-MFS VALUE
=================================================================== ===================== ===================== ====================
         From 9/3/02* to 12/31/02                                          $1.000                $0.837                 23

PHOENIX-NORTHERN DOW 30 (FORMERLY, PHOENIX-DEUTSCHE DOW 30)
=================================================================== ===================== ===================== ====================
         From 7/3/02* to 12/31/02                                          $1.000                $0.806                 74

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (FORMERLY, PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R))
=============================================================================================================== ====================
         From 7/31/02* to 12/31/02                                         $1.000                $0.679                 138

PHOENIX-OAKHURST GROWTH AND INCOME
=================================================================== ===================== ===================== ====================
         From 6/17/02* to 12/31/02                                         $1.000                $0.777                 51

PHOENIX-OAKHURST STRATEGIC ALLOCATION
=================================================================== ===================== ===================== ====================
         From 5/20/02* to 12/31/02                                         $1.000                $0.896                 190

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
=================================================================== ===================== ===================== ====================


PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
================================================================== ===================== ===================== ====================
         From 6/17/02* to 12/31/02                                         $1.000                $0.854                 112

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
=================================================================== ===================== ===================== ====================
         From 6/20/02* to 12/31/02                                         $1.000                $0.860                 40

PHOENIX-SENECA MID-CAP GROWTH
=================================================================== ===================== ===================== ====================
         From 6/17/02* to 12/31/02                                         $1.000                $0.689                 38

PHOENIX-SENECA STRATEGIC THEME
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.691                 48

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
=================================================================== ===================== ===================== ====================
         From 9/5/02* to 12/31/02                                          $1.000                $1.004                  6

AIM V.I. CAPITAL APPRECIATION FUND
=================================================================== ===================== ===================== ====================
         From 9/5/02* to 12/31/02                                          $1.000                $0.773                 35

AIM V.I. PREMIER EQUITY FUND
=================================================================== ===================== ===================== ====================
         From 8/19/02* to 12/31/02                                         $1.000                $0.732                 11

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.701                  54

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $1.063                 230

FEDERATED HIGH INCOME BOND FUND II
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.997                 65

VIP CONTRAFUND(R) PORTFOLIO
=================================================================== ===================== ===================== ====================
         From 8/1/02* to 12/31/02                                          $1.000                $0.890                 28


* Date subaccount began operations.


                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------- --------------------- --------------------- --------------------
VIP GROWTH OPPORTUNITIES PORTFOLIO
=================================================================== ===================== ===================== ====================
         From 7/29/02* to 12/31/02                                         $1.000                $0.788                  1

VIP GROWTH PORTFOLIO
=================================================================== ===================== ===================== ====================
         From 8/23/02* to 12/31/02                                         $1.000                $0.709                 55

MUTUAL SHARES SECURITIES FUND
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.870                 19

TEMPLETON FOREIGN SECURITIES FUND
=================================================================== ===================== ===================== ====================
         From 7/26/02* to 12/31/02                                         $1.000                $0.828                 66

TEMPLETON GROWTH SECURITIES FUND
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.809                 17

TECHNOLOGY PORTFOLIO
=================================================================== ===================== ===================== ====================
         From 7/2/02* to 12/31/02                                          $1.000                $0.589                 52

SCUDDER VIT EQUITY 500 INDEX FUND
=================================================================== ===================== ===================== ====================
         From 7/31/02* to 12/31/02                                         $1.000                $0.778                 82

WANGER FOREIGN FORTY
=================================================================== ===================== ===================== ====================
         From 7/1/02* to 12/31/02                                          $1.000                $0.889                  4

WANGER INTERNATIONAL SMALL CAP
=================================================================== ===================== ===================== ====================
         From 6/17/02* to 12/31/02                                         $1.000                $0.877                 64

WANGER TWENTY
=================================================================== ===================== ===================== ====================


WANGER U.S. SMALLER COMPANIES
=================================================================== ===================== ===================== ====================
         From 5/20/02* to 12/31/02                                         $1.000                $0.838                 151


* Date subaccount began operations.

                                                                     [VERSION C]

                      THE PHOENIX EDGE(R) - VA FOR NEW YORK
                         PHOENIX LIFE INSURANCE COMPANY
           (FKA, PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY - 6/25/01)
             PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT ("ACCOUNT")
                 VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT
                       STATEMENT OF ADDITIONAL INFORMATION

HOME OFFICE:                                      PHOENIX LIFE INSURANCE COMPANY
One American Row                                     ANNUITY OPERATIONS DIVISION
Hartford, Connecticut                                                PO Box 8027
                                                Boston, Massachusetts 02266-8027


                                   May 1, 2003

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2003. You may obtain a copy of the prospectus without charge by contacting Phoenix Life Insurance Company ("Phoenix") at the above address or by calling 800/541-0171.





                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

Underwriter............................................................      2

Performance History....................................................      2

Calculation of Yield and Return........................................      7

Calculation of Annuity Payments .......................................      8

Experts ...............................................................      9

Separate Account Financial Statements..................................   SA-1

Company Financials Statements..........................................    F-1

UNDERWRITER
--------------------------------------------------------------------------------
    Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly owned subsidiary of The Phoenix Companies, as underwriter, offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by Phoenix.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    From time to time, the Account may include the performance history of any or all subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income subaccount and as total return of any subaccount. For the Phoenix-Goodwin Multi-Sector Fixed Income subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

    When a subaccount advertises its total return, it usually will be calculated for one year, five years and ten years or since inception if the subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for premium taxes (which vary by state) at the beginning of the relevant period.

    For those subaccounts within the Account that have not been available for one of the quoted periods, the standardized average annual total return quotations may show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.

               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDING DECEMBER 31, 2002

                             CONTRACTS WITH DEATH BENEFIT OPTION 1
--------------------------------------------------------------------------------------------------------
                  Subaccount                     Inception    1 Year  5 Years  10 Years Since Inception
                                                   Date*
--------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                   5/1/1990    -21.00%   -3.71%   5.17%        3.49%
--------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                      10/29/2001   -17.37%    N/A      N/A       -10.40%
--------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index        7/14/1997   -29.25%   -3.10%    N/A        -1.90%
--------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value       10/29/2001   -30.53%    N/A      N/A       -22.42%
--------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities     5/1/1995     4.66%    3.56%     N/A        11.44%
--------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                 12/31/1982   -30.29%   -8.99%   2.98%       10.42%
--------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth          8/15/2000   -34.00%    N/A      N/A       -31.43%
--------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                     10/8/1982    -5.91%   2.54%    3.34%        4.85%
--------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income       12/31/1982    2.59%    2.98%    6.77%        8.37%
--------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                   3/2/1998    -27.62%    N/A      N/A         1.37%
--------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                   12/20/1999    3.20%     N/A      N/A         5.32%
--------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                     8/12/2002     N/A      N/A      N/A        -9.85%
--------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value            8/12/2002     N/A      N/A      N/A        -5.65%
--------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select       8/12/2002     N/A      N/A      N/A       -10.57%
--------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                   8/12/2002     N/A      N/A      N/A        -8.60%
--------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                    8/12/2002     N/A      N/A      N/A        -6.15%
--------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture               8/12/2002     N/A      N/A      N/A        -0.31%
--------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value              8/12/2002     N/A      N/A      N/A        -7.34%
--------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                8/12/2002     N/A      N/A      N/A        -6.59%
--------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock              12/20/1999   -34.03%    N/A      N/A       -22.61%
--------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                     10/29/2001   -26.56%    N/A      N/A       -20.47%
--------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                               10/29/2001   -20.11%    N/A      N/A       -13.52%
--------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                         12/20/1999   -21.65%    N/A      N/A       -10.69%
--------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)             8/15/2000   -42.15%    N/A      N/A       -44.85%
--------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income               3/2/1998    -28.16%    N/A      N/A        -3.23%
--------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation            9/17/1984   -18.00%   2.34%    6.53%        9.56%
--------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value          11/20/2000   -20.69%    N/A      N/A       -11.66%
--------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value          3/2/1998    -15.19%    N/A      N/A        -1.04%
--------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small Cap Value       11/20/2000   -15.18%    N/A      N/A         2.31%
--------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                    3/2/1998    -37.43%    N/A      N/A        -1.50%
--------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                   1/29/1996   -39.73%   -2.95%    N/A         1.49%
--------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth   8/12/2002     N/A      N/A      N/A        -5.80%
--------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund               3/30/2001   -29.87%    N/A      N/A       -19.80%
--------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                     3/30/2001   -35.35%    N/A      N/A       -22.84%
--------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio        6/5/2000    -38.74%    N/A      N/A       -30.44%
--------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II 7/15/1999     1.65%     N/A     N/A         5.37%
--------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II               7/15/1999    -5.94%    N/A      N/A        -4.88%
--------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                       6/5/2000   -16.00%    N/A      N/A        -13.55%
--------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                6/5/2000   -27.60%    N/A      N/A       -22.00%
--------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                             6/5/2000    -35.30%    N/A      N/A       -26.35%
--------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                    5/1/2000    -18.22%    N/A      N/A        -1.37%
--------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund     9/27/1996    -7.39%   -7.12%    N/A        -10.75%
--------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                5/11/1992   -24.49%   -3.81%   6.63%        5.50%
--------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund          11/28/1988   -11.33%   0.58%    7.55%        7.71%
--------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                 5/1/2000    -24.42%    N/A      N/A        -8.79%
--------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund            7/15/1999   -27.31%    N/A      N/A       -16.69%
--------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund               10/29/2001   -27.97%    N/A      N/A       -20.27%
--------------------------------------------------------------------------------------------------------
Technology Portfolio                            12/20/1999   -52.72%    N/A      N/A       -41.64%
--------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                             2/1/1999    -21.45%    N/A      N/A         0.76%
--------------------------------------------------------------------------------------------------------
Wanger International Small Cap                   5/1/1995    -20.10%   3.58%     N/A        10.15%
--------------------------------------------------------------------------------------------------------
Wanger Twenty                                    2/1/1999    -14.33%    N/A      N/A         8.45%
--------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                    5/1/1995    -22.86%   1.26%     N/A        11.96%
--------------------------------------------------------------------------------------------------------

   *The date that the subaccount was added to the Account.
   The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. Surrender charges are based on the age of the deposit. Percent change does not include the 0.05% charge for the Enhanced Option 1 Rider. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002

                      CONTRACTS WITH DEATH BENEFIT OPTION 2

------------------------------------------------------------------------------------------------------------
                 Subaccount                          Inception*      1Yr      5Yr     10Yr         ITD
------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                        5/1/1990     -21.28%  -4.05%    4.80%        3.13%
------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                           10/29/2001    -17.66%    N/A      N/A       -10.72%
------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index             7/14/1997    -29.50%  -3.44%     N/A        -2.24%
------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value            10/29/2001    -30.77%    N/A      N/A       -22.70%
------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities          5/1/1995       4.26%   3.17%     N/A        11.03%
------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                      12/31/1982    -30.54%  -9.30%    2.62%       10.04%
------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth               8/15/2000    -34.24%    N/A      N/A       -31.66%
------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                          10/8/1982     -6.26%   2.17%    2.98%        4.48%
------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income            12/31/1982      2.21%   2.60%    6.40%        7.99%
------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                        3/2/1998     -27.88%    N/A      N/A         1.00%
------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                        12/20/1999      2.82%    N/A      N/A         4.94%
------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                          8/12/2002      N/A      N/A      N/A        -9.97%
------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                 8/12/2002      N/A      N/A      N/A        -5.78%
------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select            8/12/2002      N/A      N/A      N/A       -10.69%
------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                        8/12/2002      N/A      N/A      N/A        -8.73%
------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                         8/12/2002      N/A      N/A      N/A        -6.28%
------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                    8/12/2002      N/A      N/A      N/A        -0.45%
------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                   8/12/2002      N/A      N/A      N/A        -7.46%
------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                     8/12/2002      N/A      N/A      N/A        -6.72%
------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                   12/20/1999    -34.27%    N/A      N/A       -22.89%
------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                          10/29/2001    -26.82%    N/A      N/A       -20.75%
------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                    10/29/2001    -20.39%    N/A      N/A       -13.82%
------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                              12/20/1999    -21.92%    N/A      N/A       -11.01%
------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                  8/15/2000    -42.35%    N/A      N/A       -45.06%
------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                    3/2/1998     -28.41%    N/A      N/A       -3.57%
------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                 9/17/1984    -18.29%   1.97%    6.15%       9.18%
------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value               11/20/2000    -20.97%    N/A      N/A       -11.97%
------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value               3/2/1998     -15.49%    N/A      N/A       -1.38%
------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small Cap Value            11/20/2000    -15.48%    N/A      N/A        1.93%
------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                         3/2/1998     -37.65%    N/A      N/A       -1.85%
------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                        1/29/1996    -39.95%  -3.30%     N/A        1.12%
------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth        8/12/2002      N/A      N/A      N/A       -5.94%
------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    3/30/2001    -30.12%    N/A      N/A       -20.08%
------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                          3/30/2001    -35.58%    N/A      N/A       -23.12%
------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             6/5/2000     -38.96%    N/A      N/A       -30.67%
------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II     7/15/1999       1.27%    N/A      N/A        4.99%
------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                   7/15/1999     -6.30%     N/A      N/A       -5.21%
------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                           6/5/2000     -16.30%    N/A      N/A       -13.85%
------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    6/5/2000     -27.86%    N/A      N/A       -22.27%
------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  6/5/2000     -35.53%    N/A      N/A       -26.61%
------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                         5/1/2000     -18.51%    N/A      N/A        -1.74%
------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund          9/27/1996     -7.72%  -7.46%     N/A       -11.08%
------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                     5/11/1992    -24.76%  -4.17%    6.25%       5.12%
------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund               11/28/1988    -11.64%   0.21%    7.17%        7.34%
------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                      5/1/2000     -24.69%    N/A      N/A       -9.09%
------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                 7/15/1999    -27.56%    N/A      N/A       -16.98%
------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                    10/29/2001    -28.23%    N/A      N/A       -20.55%
------------------------------------------------------------------------------------------------------------
Technology Portfolio                                 12/20/1999    -52.89%    N/A      N/A       -41.84%
------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                  2/1/1999     -21.73%    N/A      N/A         0.38%
------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                        5/1/1995     -20.38%   3.23%     N/A         9.78%
------------------------------------------------------------------------------------------------------------
Wanger Twenty                                         2/1/1999     -14.63%    N/A      N/A         8.03%
------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                         5/1/1995     -23.14%   0.91%     N/A        11.58%
------------------------------------------------------------------------------------------------------------

*The date that the subaccount was added to the Account.
The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

          ANNUAL TOTAL RETURN FOR CONTRACTS WITH DEATH BENEFIT OPTION 1

------------------------------------------------------------------------------------------------------------------------------------
                  Subaccount                    1993    1994     1995   1996     1997     1998     1999   2000      2001     2002
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                  37.23%  -0.84%    8.62% 17.60%   11.05%   26.80%   28.36% -16.57%  -24.73%  -15.57%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                                                                                  -11.70%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                                 30.51%   17.77% -12.27%  -12.69%  -24.37%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                                                                   -25.74%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                            31.93%   20.98%  -21.92%    3.84%  29.63%    5.74%   11.07%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                 18.65%   0.56%   29.73% 11.58%   20.01%   28.86%   28.53% -18.52%  -35.22%  -25.49%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                                                            -27.39%  -29.45%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                     1.95%   2.91%    4.76%  4.09%    4.25%    4.16%    3.89%   5.09%    2.88%    0.51%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income       14.88%  -6.31%   22.44% 11.41%   10.10%   -5.01%    4.51%   5.53%    5.13%    9.01%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                                                                     23.22%  31.01%  -18.70%  -22.64%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                                                                               5.48%    6.25%    9.62%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                                                        -11.97%  -24.54%  -29.48%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                                                                 -21.51%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                                                                           -14.62%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                                                    -6.41%   -6.83%  -16.26%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                                                                               -33.63%  -38.14%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                                                                 15.97%  -7.45%   -9.00%  -23.21%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation           10.02%  -2.32%   17.19%  8.08%   19.67%   19.72%   10.27%  -0.31%    0.95%  -12.37%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                                                              -7.69%  -15.24%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                                           -11.09%  15.86%   21.88%   -9.37%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small Cap Value                                                                           14.71%   -9.36%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                                                      44.35%  12.73%  -25.79%  -33.11%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                                   16.14%   43.41%   53.62% -12.27%  -28.01%  -35.57%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                       1.58%   34.47% 16.52%   12.49%   18.23%   43.32% -11.71%  -23.97%  -25.04%
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                             3.11%   35.03% 13.98%   22.58%   31.22%   28.73% -15.41%  -13.35%  -30.89%
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                               11.03%   18.61%   56.42%   76.47% -25.52%  -16.69%  -34.51%
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                  7.79%  3.26%    7.60%    6.69%   -1.48%   9.99%    6.07%    8.07%
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                               19.30% 13.28%   12.81%    1.78%    1.40%  -9.84%    0.46%    0.48%
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                               28.77%   23.04%  -7.55%  -13.15%  -10.24%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                        23.39%    3.25% -17.93%  -15.22%  -22.62%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                      38.13%   36.06% -11.86%  -18.47%  -30.83%
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                    16.39%   -1.08%   12.56%  12.24%    6.08%  -12.61%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                                    -30.02%  -21.76%   51.93% -32.66%   -8.84%   -1.05%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund               45.70%  -3.37%   14.45% 22.65%   12.64%    8.07%   22.15%  -3.24%  -16.70%  -19.30%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund          24.74%  -4.09%   21.17% 17.52%   14.26%    5.15%   21.46%  -0.85%  -10.76%   -5.25%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                 11.43% 19.89%   12.20%    7.73%   19.75%   0.57%   -2.20%  -19.22%
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                     20.51%   26.49% -17.40%  -25.36%  -22.30%
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                         27.56%   19.31% -10.05%  -12.99%  -23.02%
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                      -24.28%  -49.31%  -49.43%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                                       -2.46%  -27.29%  -16.06%
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                          30.85%   -2.35%   15.30%  124.49% -28.50%  -21.99%  -14.61%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                                               8.48%    8.18%   -8.45%
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                           45.32%   28.28%    7.72%   23.96%  -8.99%   10.38%  -17.56%
------------------------------------------------------------------------------------------------------------------------------------

   Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

  THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

          ANNUAL TOTAL RETURN FOR CONTRACTS WITH DEATH BENEFIT OPTION 2

------------------------------------------------------------------------------------------------------------------------------------
                  Subaccount                    1993    1994     1995     1996   1997     1998     1999   2000      2001     2002
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                  36.75%  -1.19%    8.24%   17.18% 10.66%   26.35%   27.91% -16.86%  -25.00%  -15.87%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                                                                                  -12.01%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                                 30.05%   17.36% -12.57%  -13.00%  -24.64%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                                                                   -26.00%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                              31.46% 20.55%  -22.19%    3.48%  29.18%    5.28%   10.68%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                 18.23%   0.21%   29.27%   11.18% 19.59%   28.41%   28.08% -18.81%  -35.40%  -25.75%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                                                            -27.62%  -29.70%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                     1.60%   2.56%    4.39%    3.72%  3.88%    3.80%    3.53%   4.73%    2.52%    0.15%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income       14.48%  -6.64%   22.02%   11.02%  9.71%   -5.34%    4.15%   5.16%    4.76%    8.62%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                                                                     22.79%  30.55%  -18.97%  -22.91%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                                                                               5.11%    5.89%    9.23%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                                                        -12.28%  -24.80%  -29.73%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                                                                 -21.79%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                                                                           -14.92%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                                                    -6.73%   -7.16%  -16.56%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                                                                               -33.89%  -38.36%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                                                                 15.56%  -7.77%   -9.32%  -23.48%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation            9.64%  -2.66%   16.78%    7.70% 19.25%   19.30%    9.88%  -0.66%    0.59%  -12.68%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                                                              -8.01%  -15.54%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                                           -11.40%  15.46%   21.48%   -9.69%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small Cap Value                                                                           14.31%   -9.68%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                                                      43.84%  12.34%  -26.05%  -33.35%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                                   15.73%   42.91%   53.09% -12.57%  -28.27%  -35.79%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                       1.23%   34.01%   16.11% 12.10%   17.82%   42.82% -12.01%  -24.24%  -25.30%
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                             2.75%   34.56%   13.58% 22.15%   30.76%   28.29% -15.71%  -13.66%  -31.13%
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                 10.63% 18.19%   55.87%   75.85% -25.78%  -16.94%  -34.74%
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                  7.43%    2.90%  7.23%    6.32%   -1.83%   9.61%    5.69%    7.68%
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                               18.89%   12.88% 12.42%    1.42%    1.05% -10.15%    0.10%    0.12%
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                               28.32%   22.61%  -7.87%  -13.44%  -10.56%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                        22.96%    2.89% -18.21%  -15.51%  -22.89%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                      37.65%   35.58% -12.17%  -18.74%  -31.07%
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                    15.98%   -1.43%   12.17%  11.85%    5.70%  -12.91%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                                    -30.26%  -22.03%   51.41% -32.89%   -9.24%   -1.39%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund               45.19%  -3.71%   14.05%   22.21% 12.25%    7.69%   21.72%  -3.58%  -17.05%  -19.58%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund          24.30%  -4.43%   20.75%   17.11% 13.86%    4.78%   21.03%  -1.19%  -11.08%   -5.58%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                 11.05%   19.47% 11.81%    7.35%   19.34%   0.22%   -2.48%  -19.51%
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                     20.09%   26.05% -17.69%  -25.63%  -22.58%
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                         27.12%   18.89% -10.36%  -13.30%  -23.29%
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                      -24.54%  -49.48%  -49.61%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                                       -2.80%  -27.55%  -16.35%
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                            30.39% -2.69%   14.89%  123.71% -28.75%  -22.16%  -14.91%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                                               8.10%    7.72%   -8.77%
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                             44.81% 27.83%    7.34%   23.53%  -9.31%   10.10%  -17.85%
------------------------------------------------------------------------------------------------------------------------------------

   Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

  THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

CALCULATION OF YIELD AND RETURN
--------------------------------------------------------------------------------
    Yield of the Phoenix-Goodwin Money Market Subaccount. We calculate the yield of the Phoenix-Goodwin Money Market Subaccount for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return, we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

    The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

    The yield/return calculations include a mortality and expense risk charge equal to either 0.775% (Death Benefit Option 1) or 1.125% (Death Benefit Option
2) on an annual basis, and a daily administrative fee equal to 0.125% on an annual basis.

    The Phoenix-Goodwin Money Market Subaccount return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the subaccount.

    We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

Example Calculations:

    The following are examples of how these return/yield calculations for the Phoenix-Goodwin Money Market Subaccount are calculated:

EXAMPLE FOR DEATH BENEFIT OPTION 1:
Value of hypothetical pre-existing account with
   exactly one Unit at the beginning of the period: $1.000000 Value of the same account (excluding capital
   changes) at the end of the 7-day period:......         1.000028
Calculation:
   Ending account value..........................         1.000028
   Less beginning account value..................         1.000000
   Net change in account value...................         0.000028
Base period return:
   (net change/beginning account value)..........         0.000028
Current yield = return x (365/7) =...............            0.15%
Effective yield = [(1 + return)(365/7)] -1 =......           0.15%

EXAMPLE FOR DEATH BENEFIT OPTION 2:
Value of hypothetical pre-existing account with
   exactly one
   unit at the beginning of the period:..........       $1.000000
Value of the same account (excluding capital
   changes) at
   the end of the 7-day period:..................        0.999962
Calculation:
   Ending account value..........................        0.999962
   Less beginning account value..................        1.000000
   Net change in account value...................       -0.000038
Base period return:
   (net change/beginning account value)..........       -0.000038
Current yield = return x (365/7) =...............          -0.20%
Effective yield = [(1 + return)(365/7)] -1 =.....          -0.20%

    Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

    Calculation of Total Return. Total return measures the change in value of a subaccount investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

(1) We assume a hypothetical $1,000 initial investment in the subaccount;

(2) We determine the value the hypothetical initial investment would have were it redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charge are deducted. This figure is the ending redeemable value (ERV in the formula given below);

(3) We divide this value by the initial $1,000 investment, resulting in a ratio of the ending redeemable value to the initial value for that period;

(4) To get the average annual total return we take the nth root of the ratio from step (3), where n equals the number of years in that period (e.g., 1, 5, 10), and subtract one.

The formula in mathematical terms is:

R = ((ERV / II)(1/n)) - 1

Where:

    II       =     a hypothetical initial payment of $1,000
    R        =     average annual total return for the period
    n        =     number of years in the period
    ERV      =     ending redeemable value of the hypothetical
                   $1,000 for the period [see (2) and (3) above]
    We normally calculate total return for 1-year, 5-year and 10-year periods for each subaccount. If a subaccount has not been available for at least 10 years, we will provide total returns for other relevant periods.

PERFORMANCE INFORMATION
    Advertisements, sales literature and other communications may contain information about a series' or advisor's current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series' specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series' total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:

      The Dow Jones Industrial Average(SM) (1)
      First Boston High Yield Index
      Salomon Brothers Corporate Index
      Salomon Brothers Government Bond Index
      The Standard & Poor's 500 Index (S&P 500)(2)

    Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by organizations such as:

      Lipper Analytical Services
      Morningstar, Inc.
      Thomson Financial

    A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in publications such as:

      Barron's
      Business Week
      Changing Times
      Consumer Reports
      Financial Planning
      Financial Services Weekly
      Financial World
      Forbes
      Fortune
      Investor's Business Daily
      Money
      Personal Investor
      Registered Representative
      The New York Times
      The Wall Street Journal
      U.S. News and World Report

    A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

    The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indices include, but are not limited to:

      The Dow Jones Industrial Average(SM) (1)
      First Boston High Yield Index
      Salomon Brothers Corporate Index
      Salomon Brothers Government Bond Index
      The S&P 500(2)

CALCULATION OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------
    See your prospectus in the section titled "The Annuity Period" for a description of the annuity payment options and restrictions.

    You may elect a payment option by written request as described in your prospectus. If you do not elect an annuity payment option, amounts held under the contract will be applied to provide a Variable Payment Life Expectancy Annuity (Option L) on the maturity date. You may not change your election after the first annuity payment.

FIXED ANNUITY PAYMENTS
    Fixed annuity payments are determined by the total dollar value for all subaccounts' accumulation units and all amounts held in the GIA. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity payment option selected.

    The guaranteed annuity payment rates will be no less favorable than the following: under Options A, B, D, E and F rates are based on the a-49 Annuity Table(4) projected to 1985 with Projection Scale B. We use an interest rate of 3-3/8% for 5- and 10-year periods certain under Option A, for the 10-year period certain under Option F, and for Option E; an interest rate of 3-1/4% for the 20-year period certain under Options A and F; an interest rate of 3-1/2% under Options B and D. Under Options G and H, the guaranteed interest rate is 3%.

    It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the settlement date.


VARIABLE ANNUITY PAYMENTS
    Under all variable annuity payment options except Option L, the first payment is based on an assumed annual interest rate of 4-1/2%. All subsequent payments may be higher or lower depending on investment experience of the subaccounts.

    Under Options I, J, K, M and N, we determine the first payment by multiplying the amounts held under the selected annuity payment option in each subaccount by the applicable payment option rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants. The first payment equals the total of such amounts determined for each subaccount. We determine future payments under these options by multiplying the contract value in each subaccount (Number of Annuity Units times the Annuity Unit Value) by the applicable payment option's rate on the payment calculation date. The payment will equal the sum of the amounts provided by each subaccount investment.

    Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

    Under Options I, J, M and N, the applicable annuity payment options rate used to determine the first payment amount will not be less than the rate based on the 1983 Table A (1983 IAM)(4) projected with Projection Scale G to the year 2040, and with continued projection thereafter, and on the assumed interest rate. Under Option K, the rate will be based on the number of payments to be made during the specified period and the assumed interest rate.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See your prospectus in the section titled "Deductions and Charges." Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.


EXPERTS
--------------------------------------------------------------------------------
    The financial statements of Phoenix Life Variable Accumulation Account (The Phoenix Edge(R) - VA for New York (Death Benefit Option 1)) and Phoenix Life Variable Accumulation Account (The Phoenix Edge(R) - VA for New York (Death Benefit Option 2)) at December 31, 2002, and the results of their operations and the changes in their net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    Matthew A. Swendiman, Counsel, Joseph P. DeCresce, Counsel, and Brian A. Giantonio, Vice President, Tax and ERISA Counsel, Phoenix Life Insurance Company, have provided advice on certain matters relating to the federal securities, state regulations and income tax laws in connection with the contracts described in this prospectus.



--------------------

(1) The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted(3) index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

(2) The S&P 500 is a market-value weighted(3) index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

(3) Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

(4) The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

--------------------------------------------------------------------------------

                                                              [LOGO] PHOENIX
                                                            WEALTH MANAGEMENT(R)





















                     THE
                     PHOENIX
                        EDGE(R)-VA
                          FOR NEW YORK




--------------------------------------------------------------------------------
            V A R I A B L E  A N N U I T Y  A N N U A L  R E P O R T
--------------------------------------------------------------------------------

                      PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                      DECEMBER 31, 2002
























                                                                   DEATH BENEFIT
                                                                      OPTION 1
--------------------------------------------------------------------------------
VA0201AR21 (C)2003  The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                                                                                 PHOENIX-AIM
                                                         PHOENIX-ABERDEEN   PHOENIX-ABERDEEN        MID-CAP       PHOENIX-DEUTSCHE
                                                          INTERNATIONAL         NEW ASIA            EQUITY             DOW 30
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $      262,297     $        3,569     $       24,084     $      270,026
                                                         ================   ================   ================   ================
   Investment at market                                   $      214,195     $        3,720     $       23,841     $      228,811
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                               214,195              3,720             23,841            228,811
LIABILITIES
   Accrued expenses                                                  157                  3                 16                167
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $      214,038     $        3,717     $       23,825     $      228,644
                                                         ================   ================   ================   ================
Accumulation units outstanding                                   337,316              3,459             25,360            296,189
                                                         ================   ================   ================   ================
Unit value                                                $     0.634529     $     1.074748     $     0.939454     $     0.771954
                                                         ================   ================   ================   ================

                                                                                PHOENIX-
                                                         PHOENIX-DEUTSCHE    DUFF & PHELPS     PHOENIX-ENGEMANN   PHOENIX-ENGEMANN
                                                            NASDAQ-100        REAL ESTATE          CAPITAL        SMALL & MID-CAP
                                                             INDEX(R)          SECURITIES          GROWTH              GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $       50,734     $      187,884     $      687,668     $       94,908
                                                         ================   ================   ================   ================
   Investment at market                                   $       31,324     $      193,661     $      521,085     $       66,803
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                                31,324            193,661            521,085             66,803
LIABILITIES
   Accrued expenses                                                   14                174                388                 33
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $       31,310     $      193,487     $      520,697     $       66,770
                                                         ================   ================   ================   ================
Accumulation units outstanding                                    49,235            158,142          1,107,414            137,070
                                                         ================   ================   ================   ================
Unit value                                                $     0.635925     $     1.223496     $     0.470243     $     0.487122
                                                         ================   ================   ================   ================

                                                                                                                      PHOENIX-
                                                                            PHOENIX-GOODWIN        PHOENIX-          J.P. MORGAN
                                                         PHOENIX-GOODWIN      MULTI-SECTOR        HOLLISTER       RESEARCH ENHANCED
                                                           MONEY MARKET       FIXED INCOME       VALUE EQUITY          INDEX
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $      252,320     $      589,487     $    1,090,305     $      228,242
                                                         ================   ================   ================   ================
   Investment at market                                   $      252,320     $      599,051     $      835,123     $      179,736
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                               252,320            599,051            835,123            179,736
LIABILITIES
   Accrued expenses                                                  218                519                679                123
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $      252,102     $      598,532     $      834,444     $      179,613
                                                         ================   ================   ================   ================
Accumulation units outstanding                                   246,204            536,800          1,283,103            236,564
                                                         ================   ================   ================   ================
Unit value                                                $     1.023959     $     1.114999     $     0.650333     $     0.759255
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                      PHOENIX-
                                                          PHOENIX-JANUS                         PHOENIX-LAZARD       LORD ABBETT
                                                             FLEXIBLE        PHOENIX-JANUS      INTERNATIONAL        LARGE-CAP
                                                              INCOME             GROWTH          EQUITY SELECT         VALUE
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $      476,392     $      540,217     $           20     $           40
                                                         ================   ================   ================   ================
   Investment at market                                   $      491,567     $      399,424     $           20     $           40
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                               491,567            399,424                 20                 40
LIABILITIES
   Accrued expenses                                                  509                249                -                  -
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $      491,058     $      399,175     $           20     $           40
                                                         ================   ================   ================   ================
Accumulation units outstanding                                   429,481            700,823                 21                 40
                                                         ================   ================   ================   ================
Unit value                                                $     1.143374     $     0.569579     $     0.954439     $     0.988953
                                                         ================   ================   ================   ================

                                                           PHOENIX-MFS                                                PHOENIX-
                                                            INVESTORS         PHOENIX-MFS                             OAKHURST
                                                              GROWTH           INVESTORS         PHOENIX-MFS         GROWTH AND
                                                              STOCK              TRUST              VALUE              INCOME
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $        6,596     $        6,105     $       12,505     $      325,842
                                                         ================   ================   ================   ================
   Investment at market                                   $        5,328     $        5,752     $       10,439     $      264,307
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                                 5,328              5,752             10,439            264,307
LIABILITIES
   Accrued expenses                                                    3                  4                  7                180
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $        5,325     $        5,748     $       10,432     $      264,127
                                                         ================   ================   ================   ================
Accumulation units outstanding                                     6,964              7,036             11,574            391,966
                                                         ================   ================   ================   ================
Unit value                                                $     0.764653     $     0.816987     $     0.901305     $     0.673853
                                                         ================   ================   ================   ================

                                                                                PHOENIX-           PHOENIX-           PHOENIX-
                                                             PHOENIX-           SANFORD            SANFORD            SANFORD
                                                             OAKHURST          BERNSTEIN          BERNSTEIN          BERNSTEIN
                                                            STRATEGIC            GLOBAL            MID-CAP           SMALL-CAP
                                                            ALLOCATION           VALUE              VALUE              VALUE
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $      867,851     $      118,172     $      313,372     $      239,696
                                                         ================   ================   ================   ================
   Investment at market                                   $      760,879     $      104,101     $      262,826     $      203,771
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                               760,879            104,101            262,826            203,771
LIABILITIES
   Accrued expenses                                                  566                 78                195                148
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $      760,313     $      104,023     $      262,631     $      203,623
                                                         ================   ================   ================   ================
Accumulation units outstanding                                   817,653            126,516            231,467            197,199
                                                         ================   ================   ================   ================
Unit value                                                $     0.929873     $     0.822214     $     1.134635     $     1.032574
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                                             PHOENIX-SENECA        PHOENIX-           AIM V.I.
                                                          PHOENIX-SENECA        STRATEGIC         VAN KAMPEN          CAPITAL
                                                          MID-CAP GROWTH         THEME           FOCUS EQUITY       APPRECIATION
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $      470,848     $      456,915     $       50,762     $       25,013
                                                         ================   ================   ================   ================
   Investment at market                                   $      333,131     $      286,935     $       38,891     $       20,365
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                               333,131            286,935             38,891             20,365
LIABILITIES
   Accrued expenses                                                  200                152                 26                 10
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $      332,931     $      286,783     $       38,865     $       20,355
                                                         ================   ================   ================   ================
Accumulation units outstanding                                   557,015            651,578             60,559             29,291
                                                         ================   ================   ================   ================
Unit value                                                $     0.597705     $     0.440136     $     0.641760     $     0.694906
                                                         ================   ================   ================   ================

                                                                                                  FEDERATED          FEDERATED
                                                                             ALGER AMERICAN     FUND FOR U.S.       HIGH INCOME
                                                         AIM V.I. PREMIER      LEVERAGED          GOVERNMENT            BOND
                                                              EQUITY             ALLCAP         SECURITIES II         FUND II
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $      159,315     $      349,925     $    1,399,167     $      190,167
                                                         ================   ================   ================   ================
   Investment at market                                   $      117,286     $      248,906     $    1,462,832     $      179,301
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                               117,286            248,906          1,462,832            179,301
LIABILITIES
   Accrued expenses                                                   73                153              1,156                148
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $      117,213     $      248,753     $    1,461,676     $      179,153
                                                         ================   ================   ================   ================
Accumulation units outstanding                                   180,349            463,523          1,307,202            179,943
                                                         ================   ================   ================   ================
Unit value                                                $     0.649922     $     0.536658     $     1.118171     $     0.995612
                                                         ================   ================   ================   ================

                                                               VIP             VIP GROWTH            VIP           MUTUAL SHARES
                                                          CONTRAFUND(R)      OPPORTUNITIES          GROWTH           SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $      116,372     $       76,876     $      248,212     $      180,932
                                                         ================   ================   ================   ================
   Investment at market                                   $      105,725     $       65,373     $      183,553     $      153,912
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                               105,725             65,373            183,553            153,912
LIABILITIES
   Accrued expenses                                                   79                 44                112                116
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $      105,646     $       65,329     $      183,441     $      153,796
                                                         ================   ================   ================   ================
Accumulation units outstanding                                   125,720            100,399            298,197            177,497
                                                         ================   ================   ================   ================
Unit value                                                $     0.840326     $     0.650689     $     0.615165     $     0.866469
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                            TEMPLETON
                                                            DEVELOPING         TEMPLETON          TEMPLETON           TEMPLETON
                                                             MARKETS            FOREIGN          GLOBAL ASSET          GROWTH
                                                            SECURITIES         SECURITIES         ALLOCATION         SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $          312     $      272,334     $       86,263     $       85,366
                                                         ================   ================   ================   ================
   Investment at market                                   $          299     $      212,107     $       73,307     $       67,165
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                                   299            212,107             73,307             67,165
LIABILITIES
   Accrued expenses                                                  -                  155                 64                 47
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $          299     $      211,952     $       73,243     $       67,118
                                                         ================   ================   ================   ================
Accumulation units outstanding                                       310            279,870             85,176             81,901
                                                         ================   ================   ================   ================
Unit value                                                $     0.963104     $     0.757326     $     0.859904     $     0.819477
                                                         ================   ================   ================   ================

                                                           SCUDDER VIT         SCUDDER VIT                             WANGER
                                                          EAFE(R) EQUITY       EQUITY 500                             FOREIGN
                                                              INDEX              INDEX            TECHNOLOGY           FORTY
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $       69,089     $       41,394     $       72,908     $       35,639
                                                         ================   ================   ================   ================
   Investment at market                                   $       56,171     $       34,087     $       40,946     $       30,495
                                                         ----------------   ----------------   ----------------   ----------------
      Total assets                                                56,171             34,087             40,946             30,495
LIABILITIES
   Accrued expenses                                                  533                 21                 17                 23
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $       55,638     $       34,066     $       40,929     $       30,472
                                                         ================   ================   ================   ================
Accumulation units outstanding                                    80,365             41,569            167,404             40,366
                                                         ----------------   ----------------   ----------------   ----------------
Unit value                                                $     0.692331     $     0.819506     $     0.242438     $     0.754867
                                                         ================   ================   ================   ================

                                                              WANGER                                WANGER
                                                          INTERNATIONAL          WANGER          U.S. SMALLER
                                                            SMALL CAP            TWENTY           COMPANIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------
ASSETS
   Investment at cost                                     $      275,160     $       27,905     $      498,879
                                                         ================   ================   ================
   Investment at market                                   $      230,794     $       27,197     $      431,331
                                                         ----------------   ----------------   ----------------
      Total assets                                               230,794             27,197            431,331
LIABILITIES
   Accrued expenses                                                  188                 21                308
                                                         ----------------   ----------------   ----------------
NET ASSETS                                                $      230,606     $       27,176     $      431,023
                                                         ================   ================   ================
Accumulation units outstanding                                   353,913             25,649            482,339
                                                         ================   ================   ================
Unit value                                                $     0.651591     $     1.059535     $     0.893679
                                                         ================   ================   ================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                            PHOENIX-            PHOENIX-        PHOENIX-AIM
                                                            ABERDEEN            ABERDEEN           MID-CAP        PHOENIX-DEUTSCHE
                                                          INTERNATIONAL         NEW ASIA           EQUITY              DOW 30
                                                            SUBACCOUNT         SUBACCOUNT       SUBACCOUNT(3)        SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $        2,577     $           96                -       $        3,093
Expenses
   Mortality, expense risk and administrative charges              1,963                 35                150              1,967
                                                         ----------------   ----------------   ----------------   ----------------
Net investment income (loss)                                         614                 61               (150)             1,126
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                    (261)                 1             (7,346)              (807)
Net realized gain distribution from Fund                             -                  -                   38                464
Net unrealized appreciation (depreciation) on investment         (40,715)                84               (243)           (42,261)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                    (40,976)                85             (7,551)           (42,604)
Net increase (decrease) in net assets resulting from
   operations                                             $      (40,362)    $          146     $       (7,701)    $      (41,478)
                                                         ================   ================   ================   ================

                                                                                PHOENIX-
                                                         PHOENIX-DEUTSCHE    DUFF & PHELPS     PHOENIX-ENGEMANN   PHOENIX-ENGEMANN
                                                            NASDAQ-100        REAL ESTATE          CAPITAL        SMALL & MID-CAP
                                                             INDEX(R)          SECURITIES           GROWTH             GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $          -       $        6,790     $          -       $          -
Expenses
   Mortality, expense risk and administrative charges                323              1,596              4,676                603
                                                         ----------------   ----------------   ----------------   ----------------
Net investment income (loss)                                        (323)             5,194             (4,676)              (603)
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                    (102)            (1,340)            (3,077)            (3,957)
Net realized gain distribution from Fund                             -                1,064                -                  -
Net unrealized appreciation (depreciation) on investment         (18,794)             7,274           (148,563)           (24,381)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                    (18,896)             6,998           (151,640)           (28,338)
Net increase (decrease) in net assets resulting from
   operations                                             $      (19,219)    $       12,192     $     (156,316)    $      (28,941)
                                                         ================   ================   ================   ================

                                                                                                                      PHOENIX-
                                                             PHOENIX-       PHOENIX-GOODWIN       PHOENIX-          J.P. MORGAN
                                                          GOODWIN MONEY       MULTI-SECTOR        HOLLISTER           RESEARCH
                                                              MARKET          FIXED INCOME       VALUE EQUITY      ENHANCED INDEX
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $        5,362     $       35,533     $        8,403     $        1,634
Expenses
   Mortality, expense risk and administrative charges              3,385              4,366              7,641              1,459
                                                          --------------     --------------     --------------     --------------
Net investment income (loss)                                       1,977             31,167                762                175
                                                          --------------     --------------     --------------     --------------
Net realized gain (loss) from share transactions                     -                1,401             (3,332)              (357)
Net realized gain distribution from Fund                             -                  -                  -                  -
Net unrealized appreciation (depreciation) on investment             -               12,610           (230,880)           (49,221)
                                                          --------------     --------------     --------------     --------------
Net gain (loss) on investment                                        -               14,011           (234,212)           (49,578)
Net increase (decrease) in net assets resulting from
   operations                                             $        1,977     $       45,178     $     (233,450)    $      (49,403)
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                 PHOENIX-MFS
                                                          PHOENIX-JANUS                           INVESTORS         PHOENIX-MFS
                                                             FLEXIBLE        PHOENIX-JANUS          GROWTH           INVESTORS
                                                              INCOME             GROWTH             STOCK              TRUST
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT       SUBACCOUNT(2)
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $       21,732                -                  -       $           22
Expenses
   Mortality, expense risk and administrative charges              4,406              3,288                 36                 21
                                                         ----------------   ----------------   ----------------   ----------------
Net investment income (loss)                                      17,326             (3,288)               (36)                 1
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                   2,074             (5,471)               -                  -
Net realized gain distribution from Fund                           1,592                -                    1                  1
Net unrealized appreciation (depreciation) on investment          25,022           (140,413)            (1,268)              (353)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                     28,688           (145,884)            (1,267)              (352)
Net increase (decrease) in net assets resulting from
   operations                                             $       46,014     $     (149,172)    $       (1,303)    $         (351)
                                                         ================   ================   ================   ================

                                                                            PHOENIX-OAKHURST   PHOENIX-OAKHURST   PHOENIX-SANFORD
                                                           PHOENIX-MFS        GROWTH AND          STRATEGIC       BERNSTEIN GLOBAL
                                                              VALUE              INCOME           ALLOCATION           VALUE
                                                          SUBACCOUNT(2)        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $           95     $        2,290     $       19,859     $        1,027
Expenses
   Mortality, expense risk and administrative charges                103              1,978              6,089                671
                                                         ----------------   ----------------   ----------------   ----------------
Net investment income (loss)                                          (8)               312             13,770                356
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                  (2,471)            (6,739)            (3,283)                40
Net realized gain distribution from Fund                              13                -                  -                  -
Net unrealized appreciation (depreciation) on investment          (2,066)           (60,977)          (108,692)           (13,210)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                     (4,524)           (67,716)          (111,975)           (13,170)
Net increase (decrease) in net assets resulting from
   operations                                             $       (4,532)    $      (67,404)    $      (98,205)    $      (12,814)
                                                         ================   ================   ================   ================


                                                         PHOENIX-SANFORD    PHOENIX-SANFORD     PHOENIX-SENECA     PHOENIX-SENECA
                                                            BERNSTEIN           BERNSTEIN          MID-CAP           STRATEGIC
                                                          MID-CAP VALUE     SMALL-CAP VALUE        GROWTH              THEME
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $        2,143     $          990                -                  -
Expenses
   Mortality, expense risk and administrative charges              1,990              1,543              3,027              2,853
                                                         ----------------   ----------------   ----------------   ----------------
Net investment income (loss)                                         153               (553)            (3,027)            (2,853)
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                    (644)            (4,815)              (555)              (466)
Net realized gain distribution from Fund                          19,651              9,085                -                  -
Net unrealized appreciation (depreciation) on investment         (57,605)           (38,808)          (136,717)          (145,414)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                    (38,598)           (34,538)          (137,272)          (145,880)
Net increase (decrease) in net assets resulting from
   operations                                             $      (38,445)    $      (35,091)    $     (140,299)    $     (148,733)
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                             PHOENIX-
                                                            VAN KAMPEN                                             ALGER AMERICAN
                                                              FOCUS         AIM V.I. CAPITAL   AIM V.I. PREMIER      LEVERAGED
                                                              EQUITY          APPRECIATION          EQUITY             ALLCAP
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $          -       $          -       $          471     $           22
Expenses
   Mortality, expense risk and administrative charges                321                135              1,004              2,292
                                                         ----------------   ----------------   ----------------   ----------------
Net investment income (loss)                                        (321)              (135)              (533)            (2,270)
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                    (221)               (42)                45             (1,431)
Net realized gain distribution from Fund                             -                  -                  -                  -
Net unrealized appreciation (depreciation) on investment         (12,312)            (4,540)           (41,949)          (109,372)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                    (12,533)            (4,582)           (41,904)          (110,803)
Net increase (decrease) in net assets resulting from
   operations                                             $      (12,854)    $       (4,717)    $      (42,437)    $     (113,073)
                                                         ================   ================   ================   ================

                                                            FEDERATED
                                                          FUND FOR U.S.        FEDERATED
                                                            GOVERNMENT        HIGH INCOME            VIP             VIP GROWTH
                                                          SECURITIES II       BOND FUND II      CONTRAFUND(R)      OPPORTUNITIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $       28,970     $        9,638     $          495     $          269
Expenses
   Mortality, expense risk and administrative charges              9,132              1,441                823                516
                                                         ----------------   ----------------   ----------------   ----------------
Net investment income (loss)                                      19,838              8,197               (328)              (247)
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                  (1,197)            (2,706)                90             (8,026)
Net realized gain distribution from Fund                             -                  -                  -                  -
Net unrealized appreciation (depreciation) on investment          56,703            (10,367)           (10,626)           (11,869)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                     55,506            (13,073)           (10,536)           (19,895)
Net increase (decrease) in net assets resulting from
   operations                                             $       75,344     $       (4,876)    $      (10,864)    $      (20,142)
                                                         ================   ================   ================   ================

                                                                                                  TEMPLETON
                                                                                                  DEVELOPING         TEMPLETON
                                                               VIP           MUTUAL SHARES         MARKETS            FOREIGN
                                                              GROWTH           SECURITIES         SECURITIES         SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $          128     $        1,438                  3     $        3,664
Expenses
   Mortality, expense risk and administrative charges              1,460              1,401                  2              1,828
                                                         ----------------   ----------------   ----------------   ----------------

Net investment income (loss)                                      (1,332)                37                  1              1,836
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                  (2,181)            (3,296)               -                 (451)
Net realized gain distribution from Fund
                                                                     -                3,565                -                  -
Net unrealized appreciation (depreciation) on investment         (63,938)           (25,541)               (10)           (51,567)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                    (66,119)           (25,272)               (10)           (52,018)
Net increase (decrease) in net assets resulting from
   operations                                             $      (67,451)    $      (25,235)                (9)    $      (50,182)
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                            TEMPLETON          TEMPLETON         SCUDDER VIT         SCUDDER VIT
                                                           GLOBAL ASSET          GROWTH         EAFE(R) EQUITY       EQUITY 500
                                                            ALLOCATION         SECURITIES           INDEX              INDEX
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT       SUBACCOUNT(1)
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $        1,313     $        1,761     $          898     $          389
Expenses
   Mortality, expense risk and administrative charges                678                612                961                 75
                                                         ----------------   ----------------   ----------------   ----------------
Net investment income (loss)                                         635              1,149                (63)               314
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                     (10)            (4,072)            (7,780)              (473)
Net realized gain distribution from Fund                             -                1,731                -                  -
Net unrealized appreciation (depreciation) on investment          (4,671)           (18,626)           (13,089)            (7,307)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                     (4,681)           (20,967)           (20,869)            (7,780)
Net increase (decrease) in net assets resulting from
   operations                                             $       (4,046)    $      (19,818)    $      (20,932)    $       (7,466)
                                                         ================   ================   ================   ================


                                                                                                    WANGER
                                                                             WANGER FOREIGN     INTERNATIONAL          WANGER
                                                            TECHNOLOGY           FORTY            SMALL CAP            TWENTY
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
Investment income
   Distributions                                          $          -       $          -       $          -       $          -
Expenses
   Mortality, expense risk and administrative charges                404                232              1,935                202
                                                         ----------------   ----------------   ----------------   ----------------
Net investment income (loss)                                        (404)              (232)            (1,935)              (202)
                                                         ----------------   ----------------   ----------------   ----------------
Net realized gain (loss) from share transactions                     232                (19)               328                 (1)
Net realized gain distribution from Fund                             -                  -                  -                  -
Net unrealized appreciation (depreciation) on investment         (32,823)            (4,117)           (38,921)            (1,576)
                                                         ----------------   ----------------   ----------------   ----------------
Net gain (loss) on investment                                    (32,591)            (4,136)           (38,593)            (1,577)
Net increase (decrease) in net assets resulting from
   operations                                             $      (32,995)    $       (4,368)    $      (40,528)    $       (1,779)
                                                         ================   ================   ================   ================

                                                            WANGER U.S.
                                                             SMALLER
                                                            COMPANIES
                                                           SUBACCOUNT
                                                         ----------------
Investment income
   Distributions                                          $          -
Expenses
   Mortality, expense risk and administrative charges              3,342
                                                         ----------------
Net investment income (loss)                                      (3,342)
                                                         ----------------
Net realized gain (loss) from share transactions                    (413)
Net realized gain distribution from Fund                             -
Net unrealized appreciation (depreciation) on investment         (81,800)
                                                         ----------------
Net gain (loss) on investment                                    (82,213)
Net increase (decrease) in net assets resulting from
   operations                                             $      (85,555)
                                                         ================


Footnotes for Statements of Operations
For the period ended December 31, 2002

(1) From inception January 9, 2002 to December 31, 2002.
(2) From inception February 1, 2002 to December 31, 2002.
(3) From inception April 1, 2002 to December 31, 2002.


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGSE IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                                                 PHOENIX-AIM
                                                         PHOENIX-ABERDEEN   PHOENIX-ABERDEEN        MID-CAP        PHOENIX-DEUTSCHE
                                                          INTERNATIONAL         NEW ASIA            EQUITY             DOW 30
                                                            SUBACCOUNT         SUBACCOUNT       SUBACCOUNT(3)        SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $          614     $           61     $         (150)    $        1,126
   Net realized gain (loss)                                         (261)                 1             (7,308)              (343)
   Net unrealized appreciation (depreciation)                    (40,715)                84               (243)           (42,261)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) resulting from operations                (40,362)               146             (7,701)           (41,478)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           31,418                698              2,468             22,290
   Participant transfers                                          50,490                  1             29,058             74,219
   Participant withdrawals                                        (6,115)                (3)               -               (2,183)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from participant transactions                                  75,793                696             31,526             94,326
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                             35,431                842             23,825             52,848
NET ASSETS
   Beginning of period                                           178,607              2,875                -              175,796
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $      214,038     $        3,717     $       23,825     $      228,644
                                                         ================   ================   ================   ================

                                                                                PHOENIX-
                                                         PHOENIX-DEUTSCHE    DUFF & PHELPS                        PHOENIX-ENGEMANN
                                                            NASDAQ-100        REAL ESTATE      PHOENIX-ENGEMANN    SMALL & MID-CAP
                                                             INDEX(R)          SECURITIES       CAPITAL GROWTH         GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $         (323)    $        5,194     $       (4,676)    $         (603)
   Net realized gain (loss)                                         (102)              (276)            (3,077)            (3,957)
   Net unrealized appreciation (depreciation)                    (18,794)             7,274           (148,563)           (24,381)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations             (19,219)            12,192           (156,316)           (28,941)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            2,578             41,983            206,285             54,784
   Participant transfers                                             -               42,599            121,865              3,008
   Participant withdrawals                                           (21)            (3,484)           (20,611)               (38)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                2,557             81,098            307,539             57,754
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                         (16,662)            93,290            151,223             28,813
NET ASSETS
   Beginning of period                                            47,972            100,197            369,474             37,957
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $       31,310     $      193,487     $      520,697     $       66,770
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                    PHOENIX-J.P.
                                                                             PHOENIX-GOODWIN                      MORGAN RESEARCH
                                                         PHOENIX-GOODWIN      MULTI-SECTOR     PHOENIX-HOLLISTER      ENHANCED
                                                           MONEY MARKET       FIXED INCOME        VALUE EQUITY          INDEX
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------

FROM OPERATIONS
   Net investment income (loss)                           $        1,977     $       31,167     $          762     $          175
   Net realized gain (loss)                                          -                1,401             (3,332)              (357)
   Net unrealized appreciation (depreciation)                        -               12,610           (230,880)           (49,221)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations               1,977             45,178           (233,450)           (49,403)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          320,340            261,498            188,241             65,077
   Participant transfers                                        (364,463)           114,559            258,580             70,714
   Participant withdrawals                                       (68,887)            (2,144)           (15,880)            (2,728)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from participant transactions                                (113,010)           373,913            430,941            133,063
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                        (111,033)           419,091            197,491             83,660
NET ASSETS
   Beginning of period                                           363,135            179,441            636,953             95,953
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $      252,102     $      598,532     $      834,444     $      179,613
                                                         ================   ================   ================   ================

                                                                                                PHOENIX-LAZARD        PHOENIX-
                                                                                                INTERNATIONAL       LORD ABBETT
                                                          PHOENIX-JANUS      PHOENIX-JANUS          EQUITY           LARGE-CAP
                                                         FLEXIBLE INCOME         GROWTH             SELECT             VALUE
                                                            SUBACCOUNT         SUBACCOUNT       SUBACCOUNT(4)      SUBACCOUNT(4)
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $       17,326     $       (3,288)    $          -       $          -
   Net realized gain (loss)                                        3,666             (5,471)               -                  -
   Net unrealized appreciation (depreciation)                     25,022           (140,413)               -                  -
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations              46,014           (149,172)               -                  -
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           78,675             63,554                 20                 40
   Participant transfers                                           2,558            289,097                -                  -
   Participant withdrawals                                       (21,196)            (4,228)               -                  -
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from participant transactions                                  60,037            348,423                 20                 40
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                            106,051            199,251                 20                 40
NET ASSETS
   Beginning of period                                           385,007            199,924                -                  -
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $      491,058     $      399,175     $           20     $           40
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                           PHOENIX-MFS        PHOENIX-MFS                         PHOENIX-OAKHURST
                                                         INVESTORS GROWTH      INVESTORS         PHOENIX-MFS         GROWTH AND
                                                              STOCK              TRUST              VALUE              INCOME
                                                            SUBACCOUNT       SUBACCOUNT(2)      SUBACCOUNT(2)        SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------

FROM OPERATIONS
   Net investment income (loss)                           $          (36)    $            1     $           (8)    $          312
   Net realized gain (loss)                                            1                  1             (2,458)            (6,739)
   Net unrealized appreciation (depreciation)                     (1,268)              (353)            (2,066)           (60,977)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations              (1,303)              (351)            (4,532)           (67,404)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                              -                  979              5,057            115,845
   Participant transfers                                           5,132              5,069             10,152             92,725
   Participant withdrawals                                            (4)                51               (245)            (2,637)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                5,128              6,099             14,964            205,933
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                           3,825              5,748             10,432            138,529
NET ASSETS
   Beginning of period                                             1,500                -                  -              125,598
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $        5,325     $        5,748     $       10,432     $      264,127
                                                         ================   ================   ================   ================

                                                                            PHOENIX-SANFORD    PHOENIX-SANFORD    PHOENIX-SANFORD
                                                         PHOENIX-OAKHURST      BERNSTEIN          BERNSTEIN          BERNSTEIN
                                                            STRATEGIC            GLOBAL            MID-CAP           SMALL-CAP
                                                            ALLOCATION           VALUE              VALUE              VALUE
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $       13,770     $          356     $          153     $         (553)
   Net realized gain (loss)                                       (3,283)                40             19,007              4,270
   Net unrealized appreciation (depreciation)                   (108,692)           (13,210)           (57,605)           (38,808)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations             (98,205)           (12,814)           (38,445)           (35,091)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           77,231             19,330            112,487             60,269
   Participant transfers                                         437,971             66,534             90,994            110,361
   Participant withdrawals                                        (4,371)               (85)              (446)            (1,419)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                              510,831             85,779            203,035            169,211
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                         412,626             72,965            164,590            134,120
NET ASSETS
   Beginning of period                                           347,687             31,058             98,041             69,503
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $      760,313     $      104,023     $      262,631     $      203,623
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                          PHOENIX-SENECA     PHOENIX-SENECA      PHOENIX-VAN          AIM V.I.
                                                             MID-CAP           STRATEGIC         KAMPEN FOCUS         CAPITAL
                                                             GROWTH              THEME              EQUITY          APPRECIATION
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $       (3,027)    $       (2,853)    $         (321)    $         (135)
   Net realized gain (loss)                                         (555)              (466)              (221)               (42)
   Net unrealized appreciation (depreciation)                   (136,717)          (145,414)           (12,312)            (4,540)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations            (140,299)          (148,733)           (12,854)            (4,717)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           47,918            165,972                200              5,886
   Participant transfers                                         104,683              3,561             17,614             10,928
   Participant withdrawals                                        (4,009)            (3,015)                (5)               (37)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                              148,592            166,518             17,809             16,777
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                           8,293             17,785              4,955             12,060
NET ASSETS
   Beginning of period                                           324,638            268,998             33,910              8,295
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $      332,931     $      286,783     $       38,865     $       20,355
                                                         ================   ================   ================   ================

                                                                                                  FEDERATED
                                                                             ALGER AMERICAN        FUND FOR          FEDERATED
                                                         AIM V.I. PREMIER      LEVERAGED       U.S. GOVERNMENT      HIGH INCOME
                                                              EQUITY             ALLCAP         SECURITIES II       BOND FUND II
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $         (533)    $       (2,270)    $       19,838     $        8,197
   Net realized gain (loss)                                           45             (1,431)            (1,197)            (2,706)
   Net unrealized appreciation (depreciation)                    (41,949)          (109,372)            56,703            (10,367)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations             (42,437)          (113,073)            75,344             (4,876)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           26,769             81,134            262,765             64,885
   Participant transfers                                          42,681             67,392            558,902             40,349
   Participant withdrawals                                           (75)            (7,195)           (26,142)               (61)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               69,375            141,331            795,525            105,173
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                          26,938             28,258            870,869            100,297
NET ASSETS
   Beginning of period                                            90,275            220,495            590,807             78,856
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $      117,213     $      248,753     $    1,461,676     $      179,153
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                               VIP             VIP GROWTH            VIP           MUTUAL SHARES
                                                          CONTRAFUND(R)      OPPORTUNITIES          GROWTH           SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $         (328)    $         (247)    $       (1,332)    $           37
   Net realized gain (loss)                                           90             (8,026)            (2,181)               269
   Net unrealized appreciation (depreciation)                    (10,626)           (11,869)           (63,938)           (25,541)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations             (10,864)           (20,142)           (67,451)           (25,235)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           24,509              6,794             63,546             19,332
   Participant transfers                                          18,698             57,324            109,177             44,276
   Participant withdrawals                                          (149)            (2,848)               552             (3,969)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               43,058             61,270            173,275             59,639
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                          32,194             41,128            105,824             34,404
NET ASSETS
   Beginning of period                                            73,452             24,201             77,617            119,392
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $      105,646     $       65,329     $      183,441     $      153,796
                                                         ================   ================   ================   ================

                                                            TEMPLETON
                                                            DEVELOPING         TEMPLETON          TEMPLETON          TEMPLETON
                                                             MARKETS            FOREIGN          GLOBAL ASSET          GROWTH
                                                            SECURITIES         SECURITIES         ALLOCATION         SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $            1     $        1,836     $          635     $        1,149
   Net realized gain (loss)                                          -                 (451)               (10)            (2,341)
   Net unrealized appreciation (depreciation)                        (10)           (51,567)            (4,671)           (18,626)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations                  (9)           (50,182)            (4,046)           (19,818)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                              211            137,738                600              7,100
   Participant transfers                                             -               32,292              1,912             41,225
   Participant withdrawals                                            (4)               309                 (8)               (21)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                  207            170,339              2,504             48,304
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                             198            120,157             (1,542)            28,486
NET ASSETS
   Beginning of period                                               101             91,795             74,785             38,632
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $          299     $      211,952     $       73,243     $       67,118
                                                         ================   ================   ================   ================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                           SCUDDER VIT        SCUDDER VIT
                                                             EAFE(R)           EQUITY 500                          WANGER FOREIGN
                                                           EQUITY INDEX          INDEX            TECHNOLOGY           FORTY
                                                            SUBACCOUNT       SUBACCOUNT(1)        SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $          (63)    $          314     $         (404)    $         (232)
   Net realized gain (loss)                                       (7,780)              (473)               232                (19)
   Net unrealized appreciation (depreciation)                    (13,089)            (7,307)           (32,823)            (4,117)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations             (20,932)            (7,466)           (32,995)            (4,368)
                                                         ----------------   ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           27,007             34,888              8,402                494
   Participant transfers                                          33,461              7,473              9,222             16,262
   Participant withdrawals                                          (226)              (829)               432                (24)
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               60,242             41,532             18,056             16,732
                                                         ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                          39,310             34,066            (14,939)            12,364
NET ASSETS
   Beginning of period                                            16,328                -               55,868             18,108
                                                         ----------------   ----------------   ----------------   ----------------
   End of period                                          $       55,638     $       34,066     $       40,929     $       30,472
                                                         ================   ================   ================   ================


                                                              WANGER                                WANGER
                                                          INTERNATIONAL          WANGER          U.S. SMALLER
                                                            SMALL CAP            TWENTY           COMPANIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                           $       (1,935)    $         (202)    $       (3,342)
   Net realized gain (loss)                                          328                 (1)              (413)
   Net unrealized appreciation (depreciation)                    (38,921)            (1,576)           (81,800)
                                                         ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations             (40,528)            (1,779)           (85,555)
                                                         ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           77,849              6,182            204,346
   Participant transfers                                          35,248              8,970             83,193
   Participant withdrawals                                        (4,629)               (46)            (1,066)
                                                         ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               108,468             15,106            286,473
                                                         ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                           67,940             13,327            200,918
NET ASSETS
   Beginning of period                                           162,666             13,849            230,105
                                                         ----------------   ----------------   ----------------
   End of period                                          $      230,606     $       27,176     $      431,023
                                                         ================   ================   ================





Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2002

(1)  From inception January 9, 2002 to December 31, 2002.
(2)  From inception February 1, 2002 to December 31, 2002.
(3)  From inception April 1, 2002 to December 31, 2002.
(4)  From inception December 31, 2002 to December 31, 2002.

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                      PHOENIX-
                                                  PHOENIX-          PHOENIX-         PHOENIX-         DEUTSCHE      PHOENIX-DUFF &
                                                  ABERDEEN          ABERDEEN         DEUTSCHE        NASDAQ-100       PHELPS REAL
                                                INTERNATIONAL       NEW ASIA          DOW 30          INDEX(R)     ESTATE SECURITIES
                                                SUBACCOUNT (1)   SUBACCOUNT (21)  SUBACCOUNT (15)   SUBACCOUNT (5)   SUBACCOUNT (8)
                                               ---------------- ---------------- ---------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)              $         (605)  $           41   $          908   $          (55)  $        1,664
     Net realized gain (loss)                           1,090              -                432             (788)              (1)
     Net unrealized appreciation
          (depreciation)                               (7,387)              67            1,046             (616)          (1,497)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) resulting from
          operations                                   (6,902)             108            2,386           (1,459)             166
                                               ---------------- ---------------- ---------------- ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                             111,320            2,767          113,475           39,490           77,268
     Participant transfers                             74,412              -             59,935            9,941           22,763
     Participant withdrawals                             (223)             -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets
          resulting from participant
          transactions                                185,509            2,767          173,410           49,431          100,031
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets            178,607            2,875          175,796           47,972          100,197
NET ASSETS
     Beginning of period                                  -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     End of period                             $      178,607   $        2,875   $      175,796   $       47,972   $      100,197
                                               ================ ================ ================ ================ ================


                                                                                     PHOENIX-
                                                   PHOENIX-         PHOENIX-         ENGEMANN         PHOENIX-          PHOENIX-
                                                   ENGEMANN         ENGEMANN         SMALL &       FEDERATED U.S.       GOODWIN
                                                CAPITAL GROWTH     NIFTY FIFTY    MID-CAP GROWTH   GOVERNMENT BOND    MONEY MARKET
                                                SUBACCOUNT (1)   SUBACCOUNT (16)  SUBACCOUNT (1)   SUBACCOUNT (19)   SUBACCOUNT (7)
                                               ---------------- ---------------- ---------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)              $       (1,189)  $          (13)  $         (120)  $          -     $        2,476
     Net realized gain (loss)                         (10,341)             599              148               (2)             -
     Net unrealized appreciation
          (depreciation)                              (18,020)             645           (3,724)             -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) resulting from
          operations                                  (29,550)           1,231           (3,696)              (2)           2,476
                                               ---------------- ---------------- ---------------- ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                             273,862              954           35,876              -            620,130
     Participant transfers                            125,162            6,537            5,777                2         (259,333)
     Participant withdrawals                              -               (638)             -                -               (138)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets
          resulting from participant
          transactions                                399,024            6,853           41,653                2          360,659
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets            369,474            8,084           37,957              -            363,135
NET ASSETS
     Beginning of period                                  -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     End of period                             $      369,474   $        8,084   $       37,957   $          -     $      363,135
                                               ================ ================ ================ ================ ================


                                                PHOENIX-GOODWIN     PHOENIX-       PHOENIX-J.P.
                                                 MULTI-SECTOR      HOLLISTER      MORGAN RESEARCH  PHOENIX-JANUS     PHOENIX-JANUS
                                                 FIXED INCOME     VALUE EQUITY    ENHANCED INDEX    CORE EQUITY     FLEXIBLE INCOME
                                                SUBACCOUNT (10)  SUBACCOUNT (4)   SUBACCOUNT (5)   SUBACCOUNT (3)   SUBACCOUNT (2)
                                               ---------------- ---------------- ---------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)              $        5,306   $        1,986   $           96   $          334   $        9,199
     Net realized gain (loss)                             193             (929)            (308)            (170)           2,809
     Net unrealized appreciation
          (depreciation)                               (3,046)         (24,302)             715           (5,258)          (9,847)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) resulting from
          operations                                    2,453          (23,245)             503           (5,094)           2,161
                                               ---------------- ---------------- ---------------- ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                              68,574          407,366           20,487          117,521          373,034
     Participant transfers                            108,688          254,752           74,963           38,668           14,214
     Participant withdrawals                             (274)          (1,920)             -                -             (4,402)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets
          resulting from participant
          transactions                                176,988          660,198           95,450          156,189          382,846
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets            179,441          636,953           95,953          151,095          385,007
NET ASSETS
     Beginning of period                                  -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     End of period                             $      179,441   $      636,953   $       95,953   $      151,095   $      385,007
                                               ================ ================ ================ ================ ================


                                                                  PHOENIX-MFS     PHOENIX-MORGAN                   PHOENIX-OAKHURST
                                                PHOENIX-JANUS      INVESTORS      STANLEY FOCUS   PHOENIX-OAKHURST    GROWTH AND
                                                    GROWTH        GROWTH STOCK        EQUITY         BALANCED           INCOME
                                                SUBACCOUNT (16)  SUBACCOUNT (22)  SUBACCOUNT (4)   SUBACCOUNT (3)   SUBACCOUNT (1)
                                               ---------------- ---------------- ---------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)              $         (343)  $          -     $          (87)  $        1,988   $          104
     Net realized gain (loss)                             113              -                 (1)           1,475              100
     Net unrealized appreciation
          (depreciation)                                 (380)             -                441            1,821             (558)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) resulting from
          operations                                     (610)             -                353            5,284             (354)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                             130,364            1,500           33,557          168,324          100,428
     Participant transfers                             70,170              -                -             51,546           25,524
     Participant withdrawals                              -                -                -               (500)             -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets
          resulting from participant
          transactions                                200,534            1,500           33,557          219,370          125,952
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets            199,924            1,500           33,910          224,654          125,598
NET ASSETS
     Beginning of period                                  -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     End of period                             $      199,924   $        1,500   $       33,910   $      224,654   $      125,598
                                               ================ ================ ================ ================ ================


                        See Notes to Financial Statements
                                      SA-15

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                               PHOENIX-OAKHURST  PHOENIX-SANFORD  PHOENIX-SANFORD  PHOENIX-SANFORD
                                                  STRATEGIC         BERNSTEIN        BERNSTEIN        BERNSTEIN     PHOENIX-SENECA
                                                 ALLOCATION       GLOBAL VALUE     MID-CAP VALUE   SMALL-CAP VALUE  MID-CAP GROWTH
                                                SUBACCOUNT (9)   SUBACCOUNT (11)   SUBACCOUNT (5)  SUBACCOUNT (11)   SUBACCOUNT (8)
                                               ---------------- ---------------- ---------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)              $        2,590   $          125   $          475   $          199   $         (713)
     Net realized gain (loss)                             832              203              378              773           (2,223)
     Net unrealized appreciation
          (depreciation)                                1,720             (861)           7,059            2,883           (1,000)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) resulting from
          operations                                    5,142             (533)           7,912            3,855           (3,936)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                             231,529           21,365           51,207           34,380          272,847
     Participant transfers                            111,016           10,226           38,922           31,268           57,557
     Participant withdrawals                              -                -                -                -             (1,830)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets
          resulting from participant
          transactions                                342,545           31,591           90,129           65,648          328,574
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets            347,687           31,058           98,041           69,503          324,638

NET ASSETS
      Beginning of period                                 -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
      End of period                            $      347,687   $       31,058   $       98,041   $       69,503   $      324,638
                                               ================ ================ ================ ================ ================


                                                                                                  ALGER AMERICAN
                                                                                                     PORTFOLIO         DEUTSCHE
                                                PHOENIX-SENECA  AIM V.I. CAPITAL                  LEVERAGED ALLCAP    VIT EAFE(R)
                                                STRATEGIC THEME   APPRECIATION    AIM V.I. VALUE     PORTFOLIO       EQUITY INDEX
                                                SUBACCOUNT (1)   SUBACCOUNT (17)  SUBACCOUNT (18)  SUBACCOUNT (2)   SUBACCOUNT (20)
                                               ---------------- ---------------- ---------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)              $         (947)  $          (10)  $           37   $         (660)  $          (13)
     Net realized gain (loss)                           3,097              657            1,263           (2,562)             -
     Net unrealized appreciation
          (depreciation)                              (24,566)            (108)             (80)           8,353              171
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) resulting from
          operations                                  (22,416)             539            1,220            5,131              158
                                               ---------------- ---------------- ---------------- ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                             206,082            1,354           79,024          184,735           14,123
     Participant transfers                             85,332            6,402           10,031           32,188            2,047
     Participant withdrawals                              -                -                -             (1,559)             -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets
          resulting from participant
          transactions                                291,414            7,756           89,055          215,364           16,170
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets            268,998            8,295           90,275          220,495           16,328

NET ASSETS
     Beginning of period                                  -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     End of period                             $      268,998   $        8,295   $       90,275   $      220,495   $       16,328
                                               ================ ================ ================ ================ ================


                                                FEDERATED FUND
                                                   FOR U.S.      FEDERATED HIGH       VIP            VIP GROWTH
                                                  GOVERNMENT      INCOME BOND     CONTRAFUND(R)     OPPORTUNITIES     VIP GROWTH
                                                SECURITIES II       FUND II         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                SUBACCOUNT (6)   SUBACCOUNT (11)  SUBACCOUNT (4)   SUBACCOUNT (2)   SUBACCOUNT (4)
                                               ---------------- ---------------- ---------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)              $       (1,521)  $         (300)  $         (197)  $          (59)  $         (220)
     Net realized gain (loss)                             381               60              247             (302)              50
     Net unrealized appreciation
          (depreciation)                                6,962             (499)             (21)             366             (721)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) resulting from
          operations                                    5,822             (739)              29                5             (891)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                             450,580           46,244           55,291            7,461           23,808
     Participant transfers                            139,482           33,768           18,132           16,735           54,700
     Participant withdrawals                           (5,077)            (417)             -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets
          resulting from participant
          transactions                                584,985           79,595           73,423           24,196           78,508
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets            590,807           78,856           73,452           24,201           77,617
NET ASSETS
     Beginning of period                                  -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     End of period                             $      590,807   $       78,856   $       73,452   $       24,201   $       77,617
                                               ================ ================ ================ ================ ================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                                    TEMPLETON
                                                                                    DEVELOPING        TEMPLETON        TEMPLETON
                                                MUTUAL SHARES    TEMPLETON ASSET     MARKETS           GROWTH        INTERNATIONAL
                                                  SECURITIES       STRATEGY         SECURITIES       SECURITIES       SECURITIES
                                                SUBACCOUNT (14)  SUBACCOUNT (3)   SUBACCOUNT (8)   SUBACCOUNT (13)  SUBACCOUNT (8)
                                               ---------------- ---------------- ---------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)              $           47   $          227   $          -     $          295   $          362
     Net realized gain (loss)                           1,472            4,443                3               48            4,899
     Net unrealized appreciation
          (depreciation)                               (1,479)          (8,285)              (3)             425           (8,660)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) resulting from
          operations                                       40           (3,615)             -                768           (3,399)
                                               ---------------- ---------------- ---------------- ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                             102,034           75,561              190           18,172           75,862
     Participant transfers                             17,318            2,839              (89)          19,692           19,332
     Participant withdrawals                              -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets
          resulting from participant
          transactions                                119,352           78,400              101           37,864           95,194
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets            119,392           74,785              101           38,632           91,795
NET ASSETS
     Beginning of period                                  -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     End of period                             $      119,392   $       74,785   $          101   $       38,632   $       91,795
                                               ================ ================ ================ ================ ================


                                                                                     WANGER
                                                  TECHNOLOGY         WANGER       INTERNATIONAL                      WANGER U.S.
                                                  PORTFOLIO      FOREIGN FORTY      SMALL CAP      WANGER TWENTY      SMALL CAP
                                                SUBACCOUNT (2)   SUBACCOUNT (12)  SUBACCOUNT (1)   SUBACCOUNT (8)   SUBACCOUNT (1)
                                               ---------------- ---------------- ---------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)              $         (187)  $          (78)  $         (523)  $          (46)  $         (561)
     Net realized gain (loss)                            (105)              30             (162)               3             (156)
     Net unrealized appreciation
          (depreciation)                                  861           (1,027)          (5,445)             868           14,252
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) resulting from
          operations                                      569           (1,075)          (6,130)             825           13,535
                                               ---------------- ---------------- ---------------- ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                              14,105           16,037          132,531           10,857          148,995
     Participant transfers                             41,194            3,146           37,182            2,167           67,575
     Participant withdrawals                              -                -               (917)             -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets
          resulting from participant
          transactions                                 55,299           19,183          168,796           13,024          216,570
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease) in net assets             55,868           18,108          162,666           13,849          230,105
NET ASSETS
     Beginning of period                                  -                -                -                -                -
                                               ---------------- ---------------- ---------------- ---------------  ----------------
     End of period                             $       55,868   $       18,108   $      162,666   $       13,849   $      230,105
                                               ================ ================ ================ ================ ================



Footnotes for Statements of Changes In Net Assets for the period ended December 31, 2001

(1) From inception January 30, 2001 to December 31, 2001
(2) From inception February 2, 2001 to December 31, 2001
(3) From inception March 5, 2001 to December 31, 2001
(4) From inception March 9, 2001 to December 31, 2001
(5) From inception March 14, 2001 to December 31, 2001
(6) From inception March 19, 2001 to December 31, 2001
(7) From inception March 20, 2001 to December 31, 2001
(8) From inception March 27, 2001 to December 31, 2001
(9) From inception March 30, 2001 to December 31, 2001
(10) From inception April 2, 2001 to December 31, 2001
(11) From inception April 11, 2001 to December 31, 2001
(12) From inception April 12, 2001 to December 31, 2001
(13) From inception April 16, 2001 to December 31, 2001
(14) From inception May 1, 2001 to December 31, 2001
(15) From inception May 2, 2001 to December 31, 2001
(16) From inception June 5, 2001 to December 31, 2001
(17) From inception July 9, 2001 to December 31, 2001
(18) From inception July 23, 2001 to December 31, 2001
(19) From inception October 30, 2001 to December 31, 2001
(20) From inception November 19, 2001 to December 31, 2001
(21) From inception December 4, 2001 to December 31, 2001
(22) From inception December 31, 2001 to December 31, 2001


                        See Notes to Financial Statements

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION

   The Phoenix Life Variable Accumulation Account (the "Account") is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 21, 1982. The Account currently consists of 55 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Scudder VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2002, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account ("GIA").

   The investment objectives as listed below in no way conflict with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------ -------------------------------------------------------------
SERIES NAME                                                  INVESTMENT OBJECTIVE
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Aberdeen International Series                        High total return consistent with reasonable risk.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                             Long-term capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                            Long-term growth of capital.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series             Long-term capital growth.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Track the total return of the Dow Jones Industrial
Phoenix-Deutsche Dow 30 Series                               Average(SM) before fund expenses.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Track the total return of the Nasdaq-100 Index(R) before
Phoenix-Deutsche Nasdaq-100 Index(R) Series                  fund expenses.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Capital appreciation and income with approximately equal
Phoenix-Duff & Phelps Real Estate Securities Series          emphasis.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Intermediate and long-term growth of capital appreciation,
Phoenix-Engemann Capital Growth Series                       with income as a secondary consideration.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series               Long-term growth of capital.
------------------------------------------------------------ -------------------------------------------------------------
                                                             As high a level of current income as is consistent with the
Phoenix-Goodwin Money Market Series                          preservation of capital and maintenance of liquidity.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series             Long-term total return.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term capital appreciation. The series has a secondary
Phoenix-Hollister Value Equity Series                        investment objective to seek current income.
------------------------------------------------------------ -------------------------------------------------------------
                                                             High total return by investing in a broadly diversified
Phoenix-J.P. Morgan Research Enhanced Index Series           portfolio of equity securities of large and medium
                                                             capitalization companies within the market sectors found in the S&P 500.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Maximum total return consistent with the preservation of
Phoenix-Janus Flexible Income Series                         capital.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term growth of capital in a manner consistent with the
Phoenix-Janus Growth Series                                  preservation of capital.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term capital appreciation with dividend income as a
Phoenix-Kayne Large-Cap Core Series                          secondary consideration.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term capital appreciation with dividend income as a
Phoenix-Kayne Small-Cap Quality Value Series                 secondary consideration.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Lazard International Equity Select Series            Long-term capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                        Long-term capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                         Long-term capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
                                                             High current income and long-term capital appreciation to
Phoenix-Lord Abbett Bond-Debenture Series                    produce a high total return.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Capital appreciation with income as a secondary
Phoenix-Lord Abbett Large-Cap Value Series                   consideration.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                     Capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term growth of capital and future income rather than
Phoenix-MFS Investors Growth Stock Series                    current income.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term growth of capital and secondarily to provide
Phoenix-MFS Investors Trust Series                           reasonable current income.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-MFS Value Series                                     Capital appreciation and reasonable income.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                    Dividend growth, current income and capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
                                                             High total return over an extended period of time
Phoenix-Oakhurst Strategic Allocation Series                 consistent with prudent investment risk.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term capital growth through investment in equity
Phoenix-Sanford Bernstein Global Value Series                securities of foreign and U.S. companies.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series               Long-term capital appreciation. Current income is a
                                                             secondary investment objective.
------------------------------------------------------------ -------------------------------------------------------------

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS



------------------------------------------------------------ -------------------------------------------------------------
SERIES NAME                                                  INVESTMENT OBJECTIVE
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term capital appreciation by investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value Series             small capitalization stocks that appear to be undervalued.
                                                             Current income is a secondary investment objective.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                         Capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                        Long-term capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series        Long-term capital growth.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Capital appreciation by investing primarily in equity
Phoenix-Van Kampen Focus Equity Series                       securities.
------------------------------------------------------------ -------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                           Growth of capital.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term growth of capital with income as a secondary
AIM V.I. Premier Equity Fund                                 objective.
------------------------------------------------------------ -------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                    Long-term capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
Federated Fund for U.S. Government Securities II             Current income.
------------------------------------------------------------ -------------------------------------------------------------
Federated High Income Bond Fund II                           High current income.
------------------------------------------------------------ -------------------------------------------------------------
VIP Contrafund(R) Portfolio                                  Long-term capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
VIP Growth Opportunities Portfolio                           Capital growth.
------------------------------------------------------------ -------------------------------------------------------------
VIP Growth Portfolio                                         Capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
Mutual Shares Securities Fund                                Capital appreciation with income as a secondary objective.
------------------------------------------------------------ -------------------------------------------------------------
Templeton Developing Markets Securities Fund                 Long-term capital appreciation.
------------------------------------------------------------ -------------------------------------------------------------
Templeton Foreign Securities Fund                            Long-term capital growth.
------------------------------------------------------------ -------------------------------------------------------------
Templeton Global Asset Allocation Fund                       High total return.
------------------------------------------------------------ -------------------------------------------------------------
Templeton Growth Securities Fund                             Long-term capital growth.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Replicate, as closely as possible, before expenses, the
Scudder VIT EAFE(R) Equity Index Fund                        performance of the EAFE(R) Index which measures international stock market performance.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Replicate, as closely as possible, before expenses, the
Scudder VIT Equity 500 Index Fund                            performance of the Standard & Poor's 500 Index which
                                                             emphasizes stocks of large U.S. companies.
------------------------------------------------------------ -------------------------------------------------------------
                                                             Long-term capital appreciation by investing primarily in
                                                             equity securities of companies that the Adviser expects will
Technology Portfolio                                         benefit from their involvement in technology-related
                                                             industries.
------------------------------------------------------------ -------------------------------------------------------------
Wanger Foreign Forty                                         Long-term capital growth.
------------------------------------------------------------ -------------------------------------------------------------
Wanger International Small Cap                               Long-term capital growth.
------------------------------------------------------------ -------------------------------------------------------------
Wanger Twenty                                                Long-term capital growth.
------------------------------------------------------------ -------------------------------------------------------------
Wanger U.S. Smaller Companies                                Long-term capital growth.
------------------------------------------------------------ -------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the funds and are valued at the net asset values per share of the respective series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the funds as well as gains and losses on sales of shares in the funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles adopted or in effect in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD): As of December 31, 2002, there were no contracts in the payout (annuitization) period.

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS

 Purchases and sales of shares of the Funds for the period ended December 31, 2002 aggregated the following:

SUBACCOUNT                                                                             PURCHASES             SALES
----------                                                                             ---------             -----

The Phoenix Edge Series Fund
  Phoenix-Aberdeen International Series                                         $          123,593       $       47,163
  Phoenix-Aberdeen New Asia Series                                                          13,783               13,024
  Phoenix-AIM Mid-Cap Equity Series                                                         79,101               47,671
  Phoenix-Deutsche Dow 30 Series                                                           132,849               36,851
  Phoenix-Deutsche Nasdaq-100 Index(R) Series                                                2,602                  364
  Phoenix-Duff & Phelps Real Estate Securities Series                                      206,521              119,065
  Phoenix-Engemann Capital Growth Series                                                   394,243               91,266
  Phoenix-Engemann Small & Mid-Cap Growth Series                                            84,657               27,497
  Phoenix-Goodwin Money Market Series                                                      423,901              534,903
  Phoenix-Goodwin Multi-Sector Fixed Income Series                                         628,382              222,897
  Phoenix-Hollister Value Equity Series                                                    632,499              200,586
  Phoenix-J.P. Morgan Research Enhanced Index Series                                       164,688               31,399
  Phoenix-Janus Flexible Income Series                                                     237,044              157,889
  Phoenix-Janus Growth Series                                                              460,741              115,478
  Phoenix-Lazard International Equity Select Series                                             20                    -
  Phoenix-Lord Abbett Large-Cap Value Series                                                   301                  261
  Phoenix-MFS Investors Growth Stock Series                                                  5,137                   41
  Phoenix-MFS Investors Trust Series                                                         6,168                   63
  Phoenix-MFS Value Series                                                                  32,048               17,072
  Phoenix-Oakhurst Growth and Income Series                                                311,772              105,421
  Phoenix-Oakhurst Strategic Allocation Series                                             761,672              236,759
  Phoenix-Sanford Bernstein Global Value Series                                            121,628               35,436
  Phoenix-Sanford Bernstein Mid-Cap Value Series                                           529,786              306,824
  Phoenix-Sanford Bernstein Small-Cap Value Series                                         461,528              283,691
  Phoenix-Seneca Mid-Cap Growth Series                                                     175,476               29,933
  Phoenix-Seneca Strategic Theme Series                                                    212,156               48,523
  Phoenix-Van Kampen Focus Equity Series                                                    25,584                8,097

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                                             PURCHASES             SALES
----------                                                                             ---------             -----

AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Fund                                            $           17,231       $          585
  AIM V.I. Premier Equity Fund                                                              73,177                4,302

The Alger American Fund
  Alger American Leveraged AllCap Portfolio                                                173,129               34,095


Federated Insurance Series
  Federated Fund for U.S. Government Securities II                                       1,195,405              379,354
  Federated High Income Bond Fund II                                                       200,882               87,422

Fidelity(R) Variable Insurance Products
  VIP Contrafund(R) Portfolio                                                               65,087               22,322
  VIP Growth Opportunities Portfolio                                                       110,871               49,823
  VIP Growth Portfolio                                                                     245,382               73,383

Franklin Templeton Variable Insurance Products Trust -- Class 2
  Mutual Shares Securities Fund                                                            160,474               97,209
  Templeton Developing Markets Securities Fund                                                 213                    6
  Templeton Foreign Securities Fund                                                        185,209               12,937
  Templeton Global Asset Allocation Fund                                                     3,877                  735
  Templeton Growth Securities Fund                                                          67,951               16,749

Scudder VIT Funds
  Scudder VIT EAFE(R) Equity Index Fund                                                    131,978               71,278
  Scudder VIT Equity 500 Index Fund                                                         80,930               39,063

The Universal Institutional Funds, Inc.
  Technology Portfolio                                                                      21,875                4,251

Wanger Advisors Trust
  Wanger Foreign Forty                                                                      17,619                1,109
  Wanger International Small Cap                                                           140,118               33,538
  Wanger Twenty                                                                             15,932                1,018
  Wanger U.S. Smaller Companies                                                            307,010               23,740

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES
    A summary of Financial Highlights of the Account for the periods ended December 31, 2002 and 2001 follows:



                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                                    ----------------------------
THE PHOENIX EDGE SERIES FUND                                                             2002           2001
                                                                                    ----------------  ----------
    PHOENIX-ABERDEEN INTERNATIONAL SERIES(1)

    Units                                                                                   337,316     237,646
    Unit Value, end of period                                                             $0.634529   $0.751571
    Net assets, end of period (thousands)                                                      $214        $179(27)
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.28%     (0.09%)
    Total return                                                                           (15.57%)    (24.84%)


    PHOENIX-ABERDEEN NEW ASIA SERIES(21)

    Units                                                                                     3,459       2,806
    Unit Value, end of period                                                             $1.074748   $1.024230
    Net assets, end of period (thousands)                                                        $4          $3
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        1.57%      19.50%(27)
    Total return                                                                              4.93%       3.85%


    PHOENIX-AIM MID-CAP EQUITY SERIES(25)

    Units                                                                                    25,360           -
    Unit Value, end of period                                                             $0.939454           -
    Net assets, end of period (thousands)                                                       $24           -
    Mortality and Expense fees as a % of average net assets                                   0.90%(27)       -
    Net investment income as a % of average net assets                                      (0.88%)(27)       -
    Total return                                                                           (15.48%)           -


    PHOENIX-DEUTSCHE DOW 30 SERIES(15)

    Units                                                                                   296,189     190,698
    Unit Value, end of period                                                             $0.771954   $0.921854
    Net assets, end of period (thousands)                                                      $229        $176
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.51%       3.74%(27)
    Total return                                                                           (16.26%)     (7.81%)


    PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES(5)

    Units                                                                                    49,235      46,664
    Unit Value, end of period                                                             $0.635925   $1.028012
    Net assets, end of period (thousands)                                                       $31         $48
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.87%)     (0.90%)(27)
    Total return                                                                           (38.14%)       2.80%

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                                    ----------------------------
                                                                                         2002           2001
                                                                                    ----------------  ----------
    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(8)

    Units                                                                                   158,142      90,963
    Unit Value, end of period                                                             $1.223496   $1.015180
    Net assets, end of period (thousands)                                                      $193        $100
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        2.97%       4.93%(27)
    Total return                                                                             11.07%      10.15%


    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES(1)

    Units                                                                                 1,107,414     585,446
    Unit Value, end of period                                                             $0.470243   $0.631094
    Net assets, end of period (thousands)                                                      $521        $369
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.89%)     (0.89%)(27)
    Total return                                                                           (25.49%)    (36.89%)


    PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES(1)

    Units                                                                                   137,070      54,975
    Unit Value, end of period                                                             $0.487122   $0.690426
    Net assets, end of period (thousands)                                                       $67         $38
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.87%)     (0.84%)(27)
    Total return                                                                           (29.45%)    (30.96%)


    PHOENIX-GOODWIN MONEY MARKET SERIES(7)

    Units                                                                                   246,204     356,437
    Unit Value, end of period                                                             $1.023959   $1.018791
    Net assets, end of period (thousands)                                                      $252        $363
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.53%       2.05%(27)
    Total return                                                                              0.51%       1.88%


    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES(10)

    Units                                                                                   536,800     175,432
    Unit Value, end of period                                                             $1.114999   $1.022856
    Net assets, end of period (thousands)                                                      $599        $179
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        6.50%      11.04%(27)
    Total return                                                                              9.01%       2.29%

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)


                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                                    ----------------------------
                                                                                         2002           2001
                                                                                    ----------------  ----------
    PHOENIX-HOLLISTER VALUE EQUITY SERIES(4)

    Units                                                                                 1,283,103     757,726
    Unit Value, end of period                                                             $0.650333   $0.840612
    Net assets, end of period (thousands)                                                      $834        $637
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.09%       0.94%(27)
    Total return                                                                           (22.64%)    (15.94%)


    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES(5)

    Units                                                                                   236,564      95,577
    Unit Value, end of period                                                             $0.759255   $1.003931
    Net assets, end of period (thousands)                                                      $180         $96
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.11%       0.35%(27)
    Total return                                                                           (24.37%)       0.39%


    PHOENIX-JANUS FLEXIBLE INCOME SERIES(2)

    Units                                                                                   429,481     369,126
    Unit Value, end of period                                                             $1.143374   $1.043026
    Net assets, end of period (thousands)                                                      $491        $385
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        3.63%       7.19%(27)
    Total return                                                                              9.62%       4.30%


    PHOENIX-JANUS GROWTH SERIES(16)

    Units                                                                                   700,823     247,524
    Unit Value, end of period                                                             $0.569579   $0.807695
    Net assets, end of period (thousands)                                                      $399        $200
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.88%)     (0.91%)(27)
    Total return                                                                           (29.48%)    (19.23%)


    PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES(26)

    Units                                                                                        21           -
    Unit Value, end of period                                                             $0.954439           -
    Net assets, end of period (thousands)                                                        $0(28)       -
    Mortality and Expense fees as a % of average net assets                                   0.90%(27)       -
    Net investment income as a % of average net assets                                            -           -
    Total return                                                                                  -           -

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                                    ----------------------------
                                                                                         2002           2001
                                                                                    ----------------  ----------
    PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(26)

    Units                                                                                        40           -
    Unit Value, end of period                                                             $0.988953           -
    Net assets, end of period (thousands)                                                        $0(28)       -
    Mortality and Expense fees as a % of average net assets                                   0.90%(27)       -
    Net investment income as a % of average net assets                                            -           -
    Total return                                                                                  -           -


    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(22)

    Units                                                                                     6,964       1,405
    Unit Value, end of period                                                             $0.764653   $1.067266
    Net assets, end of period (thousands)                                                        $5          $2
    Mortality and Expense fees as a % of average net assets                                   0.90%        0.90%(27)
    Net investment income as a % of average net assets                                      (0.88%)           -
    Total return                                                                           (28.35%)           -


    PHOENIX-MFS INVESTORS TRUST SERIES(24)

    Units                                                                                     7,036           -
    Unit Value, end of period                                                             $0.816987           -
    Net assets, end of period (thousands)                                                        $6           -
    Mortality and Expense fees as a % of average net assets                                   0.90%(27)       -
    Net investment income as a % of average net assets                                        0.04%(27)       -
    Total return                                                                           (19.41%)           -


    PHOENIX-MFS VALUE SERIES(24)

    Units                                                                                    11,574           -
    Unit Value, end of period                                                             $0.901305           -
    Net assets, end of period (thousands)                                                       $10           -
    Mortality and Expense fees as a % of average net assets                                   0.90%(27)       -
    Net investment income as a % of average net assets                                      (0.07%)(27)       -
    Total return                                                                           (13.17%)           -


    PHOENIX-OAKHURST GROWTH AND INCOME SERIES(1)

    Units                                                                                   391,966     143,125
    Unit Value, end of period                                                             $0.673853   $0.877542
    Net assets, end of period (thousands)                                                      $264        $126
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.14%       0.30%(27)
    Total return                                                                            (23.21%)   (12.25%)

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                                    ----------------------------
                                                                                         2002           2001
                                                                                    ----------------  ----------
    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES(9)

    Units                                                                                   817,653     327,643
    Unit Value, end of period                                                             $0.929873   $1.061175
    Net assets, end of period (thousands)                                                      $760        $348
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        2.02%       2.54%(27)
    Total return                                                                           (12.37%)       6.12%


    PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES(11)

    Units                                                                                   126,516      32,017
    Unit Value, end of period                                                             $0.822214   $0.970043
    Net assets, end of period (thousands)                                                      $104         $31
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.47%       1.06%(27)
    Total return                                                                           (15.24%)     (3.00%)


    PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(5)

    Units                                                                                   231,467      78,308
    Unit Value, end of period                                                             $1.134635   $1.251984
    Net assets, end of period (thousands)                                                      $263         $98
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.07%       1.77%(27)
    Total return                                                                            (9.37%)      21.31%


    PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(11)

    Units                                                                                   197,199      61,011
    Unit Value, end of period                                                             $1.032574   $1.139194
    Net assets, end of period (thousands)                                                      $204         $70
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.32%)       0.87%(27)
    Total return                                                                            (9.36%)      13.92%


    PHOENIX-SENECA MID-CAP GROWTH SERIES(8)

    Units                                                                                   557,015     363,319
    Unit Value, end of period                                                             $0.597705   $0.893534
    Net assets, end of period (thousands)                                                      $333        $325
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.88%)     (0.91%)(27)
    Total return                                                                           (33.11%)    (10.65%)

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                                    ----------------------------
                                                                                         2002           2001
                                                                                    ----------------  ----------
    PHOENIX-SENECA STRATEGIC THEME SERIES(1)

    Units                                                                                   651,578     393,805
    Unit Value, end of period                                                             $0.440136   $0.683076
    Net assets, end of period (thousands)                                                      $287        $269
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.88%)     (0.90%)(27)
    Total return                                                                           (35.57%)    (31.69%)


    PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES(4)

    Units                                                                                    60,559      36,956
    Unit Value, end of period                                                             $0.641760   $0.917592
    Net assets, end of period (thousands)                                                       $39         $34
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.88%)     (0.91%)(27)
    Total return                                                                           (30.06%)     (8.24%)


AIM VARIABLE INSURANCE FUNDS

    AIM V.I. CAPITAL APPRECIATION FUND(17)

    Units                                                                                    29,291       8,948
    Unit Value, end of period                                                             $0.694906   $0.927004
    Net assets, end of period (thousands)                                                       $20          $8
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.88%)     (0.90%)(27)
    Total return                                                                           (25.04%)     (5.28%)


    AIM V.I. PREMIER EQUITY FUND(18)

    Units                                                                                   180,349      95,997
    Unit Value, end of period                                                             $0.649922   $0.940383
    Net assets, end of period (thousands)                                                      $117         $90
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.47%)       0.72%(27)
    Total return                                                                           (30.89%)     (4.95%)


THE ALGER AMERICAN FUND

    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO(2)

    Units                                                                                   463,523     269,092
    Unit Value, end of period                                                             $0.536658   $0.819408
    Net assets, end of period (thousands)                                                      $249        $220
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.87%)     (1.20%)(27)
    Total return                                                                           (34.51%)    (18.06%)

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                                    ----------------------------
                                                                                         2002           2001
                                                                                    ----------------  ----------
FEDERATED INSURANCE SERIES

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II(6)

    Units                                                                                 1,307,202     570,988
    Unit Value, end of period                                                             $1.118171   $1.034711
    Net assets, end of period (thousands)                                                    $1,462        $591
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        1.98%     (0.76%)(27)
    Total return                                                                              8.07%       3.47%


    FEDERATED HIGH INCOME BOND FUND II(11)

    Units                                                                                   179,943      79,581
    Unit Value, end of period                                                             $0.995612   $0.990896
    Net assets, end of period (thousands)                                                      $179         $79
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        5.14%     (0.90%)(27)
    Total return                                                                              0.48%     (0.91%)


FIDELITY(R) VARIABLE INSURANCE PRODUCTS

    VIP CONTRAFUND(R) PORTFOLIO(4)

    Units                                                                                   125,720      78,458
    Unit Value, end of period                                                             $0.840326   $0.936195
    Net assets, end of period (thousands)                                                      $106         $73
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.36%)     (0.91%)(27)
    Total return                                                                           (10.24%)     (6.38%)


    VIP GROWTH OPPORTUNITIES PORTFOLIO(2)

    Units                                                                                   100,399      28,780
    Unit Value, end of period                                                             $0.650689   $0.840904
    Net assets, end of period (thousands)                                                       $65         $24
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.42%)     (0.88%)(27)
    Total return                                                                           (22.62%)    (15.91%)


    VIP GROWTH PORTFOLIO(4)

    Units                                                                                   298,197      87,277
    Unit Value, end of period                                                             $0.615165   $0.889321
    Net assets, end of period (thousands)                                                      $183         $78
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.80%)     (0.91%)(27)
    Total return                                                                           (30.83%)    (11.07%)

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                                    ----------------------------
                                                                                         2002           2001
                                                                                    ----------------  ----------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2

    MUTUAL SHARES SECURITIES FUND(14)

    Units                                                                                   177,497     120,422
    Unit Value, end of period                                                             $0.866469   $0.991443
    Net assets, end of period (thousands)                                                      $154        $119
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.02%       0.11%(27)
    Total return                                                                           (12.61%)     (0.86%)


    TEMPLETON DEVELOPING MARKETS SECURITIES FUND(8)

    Units                                                                                       310         104
    Unit Value, end of period                                                             $0.963104   $0.973280
    Net assets, end of period (thousands)                                                        $0(28)      $0(28)
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.49%       0.00%(27)
    Total return                                                                            (1.05%)     (2.67%)


    TEMPLETON FOREIGN SECURITIES FUND(8)

    Units                                                                                   279,870      97,820
    Unit Value, end of period                                                             $0.757326   $0.938401
    Net assets, end of period (thousands)                                                      $212         $92
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.90%       1.30%(27)
    Total return                                                                           (19.30%)     (6.10%)


    TEMPLETON GLOBAL ASSET ALLOCATION FUND(3)

    Units                                                                                    85,176      82,403
    Unit Value, end of period                                                             $0.859904   $0.907541
    Net assets, end of period (thousands)                                                       $73         $75
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        0.84%       0.53%(27)
    Total return                                                                            (5.25%)     (9.25%)


    TEMPLETON GROWTH SECURITIES FUND(13)

    Units                                                                                    81,901      38,079
    Unit Value, end of period                                                             $0.819477   $1.014503
    Net assets, end of period (thousands)                                                       $67         $39
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                        1.66%       2.80%(27)
    Total return                                                                           (19.22%)       1.45%

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
                                                                                    ----------------------------
                                                                                         2002           2001
                                                                                    ----------------  ----------
SCUDDER VIT FUNDS

    SCUDDER VIT EAFE(R) EQUITY INDEX FUND(20)

    Units                                                                                    80,365      18,325
    Unit Value, end of period                                                             $0.692331   $0.891069
    Net assets, end of period (thousands)                                                       $56         $16
    Mortality and Expense fees as a % of average net assets                                   0.90%        0.90(27)
    Net investment income as a % of average net assets                                      (1.20%)     (0.96%)(27)
    Total return                                                                           (22.30%)     (0.70%)


    SCUDDER VIT EQUITY 500 INDEX FUND(23)

    Units                                                                                    41,569           -
    Unit Value, end of period                                                             $0.819506           -
    Net assets, end of period (thousands)                                                       $34           -
    Mortality and Expense fees as a % of average net assets                                   0.90%(27)       -
    Net investment income as a % of average net assets                                        1.20%(27)       -
    Total return                                                                           (23.51%)           -


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

    TECHNOLOGY PORTFOLIO(2)

    Units                                                                                   167,404     116,539
    Unit Value, end of period                                                             $0.242438   $0.479393
    Net assets, end of period (thousands)                                                       $41         $56
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.86%)     (0.91%)(27)
    Total return                                                                           (49.43%)    (52.06%)


WANGER ADVISORS TRUST

    WANGER FOREIGN FORTY(12)

    Units                                                                                    40,366      20,136
    Unit Value, end of period                                                             $0.754867   $0.899240
    Net assets, end of period (thousands)                                                       $30         $18
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.90%)     (0.92%)(27)
    Total return                                                                           (16.06%)    (10.08%)


    WANGER INTERNATIONAL SMALL CAP(1)

    Units                                                                                   353,913     213,181
    Unit Value, end of period                                                             $0.651591   $0.763045
    Net assets, end of period (thousands)                                                      $231        $163
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.90%)     (0.93%)(27)
    Total return                                                                           (14.61%)    (23.70%)


          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,

                                                                                    ----------------------------
                                                                                         2002           2001
                                                                                    ----------------  ----------
    WANGER TWENTY(8)

    Units                                                                                    25,649      11,966
    Unit Value, end of period                                                             $1.059535   $1.157329
    Net assets, end of period (thousands)                                                       $27         $14
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.89%)     (0.91%)(27)
    Total return                                                                            (8.45%)      15.73%

    WANGER U.S. SMALLER COMPANIES(1)

    Units                                                                                   482,339     212,271
    Unit Value, end of period                                                             $0.893679   $1.084017
    Net assets, end of period (thousands)                                                      $431        $230
    Mortality and Expense fees as a % of average net assets                                   0.90%       0.90%(27)
    Net investment income as a % of average net assets                                      (0.89%)     (0.91%)(27)
    Total return                                                                           (17.56%)       8.40%







(1)  From inception January 30, 2001 to December 31, 2001.
(2)  From inception February 2, 2001 to December 31, 2001.
(3)  From inception March 5, 2001 to December 31, 2001.
(4)  From inception March 9, 2001 to December 31, 2001.
(5)  From inception March 14, 2001 to December 31, 2001.
(6)  From inception March 19, 2001 to December 31, 2001.
(7)  From inception March 20, 2001 to December 31, 2001.
(8)  From inception March 27, 2001 to December 31, 2001.
(9)  From inception March 30, 2001 to December 31, 2001.
(10)  From inception April 2, 2001 to December 31, 2001.
(11)  From inception April 11, 2001 to December 31, 2001.
(12)  From inception April 12, 2001 to December 31, 2001.
(13)  From inception April 16, 2001 to December 31, 2001.
(14)  From inception May 1, 2001 to December 31, 2001.
(15)  From inception May 2, 2001 to December 31, 2001.
(16)  From inception June 5, 2001 to December 31, 2001.
(17)  From inception July 9, 2001 to December 31, 2001.
(18)  From inception July 23, 2001 to December 31, 2001.
(19)  From inception October 30 , 2001 to December 31, 2001.
(20)  From inception November 19, 2001 to December 31, 2001.
(21)  From inception December 4, 2001 to December 31, 2001.
(22)  From inception December 31, 2001 to December 31, 2001.
(23)  From inception January 9, 2002 to December 31, 2002.
(24)  From inception February 1, 2002 to December 31, 2002.
(25)  From inception April 1, 2002 to December 31, 2002.
(26)  From inception December 31, 2002 to December 31, 2002.
(27) Annualized.
(28) Net Assets are less than $1,000

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                                     SUBACCOUNT
                                                         -------------------------------------------------------------------

                                                            PHOENIX-        PHOENIX-
                                                            ABERDEEN        ABERDEEN      PHOENIX-AIM
                                                          INTERNATIONAL     NEW ASIA        MID-CAP       PHOENIX-DEUTSCHE
                                                             SERIES          SERIES      EQUITY SERIES      DOW 30 SERIES
                                                         --------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                          237,645          2,806               -              190,698

Participant deposits                                             42,549            654            2,217              23,916

Participant transfers                                            66,175              1           23,123              79,752

Participant withdrawals                                          (9,053)            (2)              20               1,823
                                                         -------------------------------------------------------------------
Units outstanding, end of period                                337,316          3,459           25,360             296,189
                                                         ===================================================================


                                                                           PHOENIX-
                                                                            DUFF &         PHOENIX-
                                                             PHOENIX-       PHELPS         ENGEMANN       PHOENIX-ENGEMANN
                                                         DEUTSCHE NASDAQ  REAL ESTATE       CAPITAL        SMALL & MID-CAP
                                                          100 INDEX(R)    SECURITIES        GROWTH             GROWTH
                                                             SERIES         SERIES          SERIES             SERIES
                                                         --------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                           46,664         90,963          585,446              54,975

Participant deposits                                              2,600         44,744          372,550              76,399

Participant transfers                                                -          35,475          190,329               5,658

Participant withdrawals                                             (29)       (13,040)         (40,911)                 38
                                                         -------------------------------------------------------------------
Units outstanding, end of period                                 49,235        158,142        1,107,414             137,070
                                                         ===================================================================


                                                                             PHOENIX-
                                                             PHOENIX-        GOODWIN        PHOENIX-        PHOENIX-J.P.
                                                             GOODWIN       MULTI-SECTOR    HOLLISTER      MORGAN RESEARCH
                                                           MONEY MARKET    FIXED INCOME   VALUE EQUITY    ENHANCED INDEX
                                                             SERIES           SERIES         SERIES            SERIES
                                                         --------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                          356,437        175,432          757,726              95,577

Participant deposits                                            314,080        271,466          218,445              70,239

Participant transfers                                          (356,952)       111,738          315,812              74,007

Participant withdrawals                                         (67,361)       (21,836)          (8,880)             (3,259)
                                                         -------------------------------------------------------------------
Units outstanding, end of period                                246,204        536,800        1,283,103             236,564
                                                         ===================================================================



                                                                                         PHOENIX-LAZARD    PHOENIX-LORD
                                                           PHOENIX-JANUS                  INTERNATIONAL       ABBETT
                                                             FLEXIBLE      PHOENIX-JANUS     EQUITY         LARGE-CAP
                                                           INCOME SERIES   GROWTH SERIES  SELECT SERIES    VALUE SERIES
                                                         --------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                          369,126        247,524               -                   -

Participant deposits                                             73,957         90,555               21                  40

Participant transfers                                             6,109        369,698               -                   -

Participant withdrawals                                         (19,711)        (6,954)              -                   -
                                                          ------------------------------------------------------------------
Units outstanding, end of period                                429,481        700,823               21                  40
                                                          ==================================================================

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                      SUBACCOUNT

                                                          ------------------------------------------------------------------

                                                           PHOENIX-MFS
                                                            INVESTORS     PHOENIX-MFS                     PHOENIX-OAKHURST
                                                           GROWTH STOCK     INVESTORS    PHOENIX-MFS     GROWTH AND INCOME
                                                              SERIES      TRUST SERIES   VALUE SERIES         SERIES
                                                          -------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                            1,405             -                -              143,125

Participant deposits                                                 -             975            4,378             141,127

Participant transfers                                             5,564          6,025            7,183             111,257

Participant withdrawals                                             (5)             36               13              (3,543)
                                                          ------------------------------------------------------------------
Units outstanding, end of period                                  6,964          7,036           11,574             391,966
                                                          ==================================================================


                                                             PHOENIX-       PHOENIX-       PHOENIX-
                                                             OAKHURST        SANFORD       SANFORD            PHOENIX-
                                                             STRATEGIC      BERNSTEIN      BERNSTEIN          SANFORD
                                                            ALLOCATION     GLOBAL VALUE     MID-CAP        BERNSTEIN SMALL-
                                                             SERIES          SERIES      VALUE SERIES     CAP VALUE SERIES
                                                          -------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                          327,643         32,017           78,308              61,011

Participant deposits                                             75,583         52,661           83,267              73,765

Participant transfers                                           419,072         41,930           70,230              63,814

Participant withdrawals                                          (4,645)          (92)             (338)             (1,391)
                                                          ------------------------------------------------------------------
Units outstanding, end of period                                817,653        126,516          231,467             197,199
                                                          ==================================================================


                                                          PHOENIX-SENECA PHOENIX-SENECA  PHOENIX-VAN
                                                             MID-CAP        STRATEGIC    KAMPEN FOCUS    AIM V.I. CAPITAL
                                                          GROWTH SERIES   THEME SERIES   EQUITY SERIES   APPRECIATION FUND
                                                          -------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                          363,319        393,805           36,956               8,948

Participant deposits                                             58,925        246,174              224               6,905

Participant transfers                                           139,769         18,002           23,388              13,490

Participant withdrawals                                          (4,998)        (6,403)              (9)                (52)
                                                          ------------------------------------------------------------------
Units outstanding, end of period                                557,015        651,578           60,559               29,291
                                                          ==================================================================


                                                                                          FEDERATED
                                                                         ALGER AMERICAN   FUND FOR
                                                             AIM V.I.       LEVERAGED       U.S.            FEDERATED
                                                             PREMIER         ALLCAP      GOVERNMENT         HIGH INCOME
                                                           EQUITY FUND     PORTFOLIO     SECURITIES II      BOND FUND II
                                                          -------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                           95,997        269,092          570,988              79,581

Participant deposits                                             32,459        113,732          395,463              95,434

Participant transfers                                            53,033         91,992          513,885              36,527

Participant withdrawals                                          (1,140)       (11,293)        (173,134)            (31,599)
                                                          -------------------------------------------------------------------
Units outstanding, end of period                                180,349        463,523        1,307,202             179,943
                                                          ===================================================================

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                      SUBACCOUNT

                                                          ------------------------------------------------------------------
                                                               VIP          VIP GROWTH
                                                           CONTRAFUND(R)  OPPORTUNITIES    VIP GROWTH       MUTUAL SHARES
                                                            PORTFOLIO       PORTFOLIO      PORTFOLIO       SECURITIES FUND
                                                          -------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                           78,458         28,780           87,277             120,422

Participant deposits                                             27,783          8,409           76,410              52,036

Participant transfers                                            19,647         67,416          133,565              40,963

Participant withdrawals                                            (168)        (4,206)             945             (35,924)
                                                          -------------------------------------------------------------------
Units outstanding, end of period                                125,720        100,399          298,197             177,497
                                                          ===================================================================

                                                             TEMPLETON
                                                             DEVELOPING     TEMPLETON      TEMPLETON
                                                              MARKETS        FOREIGN      GLOBAL ASSET        TEMPLETON
                                                             SECURITIES    SECURITIES      ALLOCATION     GROWTH SECURITIES
                                                                FUND          FUND            FUND               FUND
                                                          -------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                              104         97,820           82,403              38,079

Participant deposits                                                210        138,846              675               7,287

Participant transfers                                                -          42,882            2,107              36,559

Participant withdrawals                                              (4)           322               (9)                (24)
                                                          ------------------------------------------------------------------
Units outstanding, end of period                                    310        279,870           85,176              81,901
                                                          ==================================================================


                                                            SCUDDER VIT
                                                              EAFE(R)      SCUDDER VIT
                                                           EQUITY INDEX    EQUITY 500      TECHNOLOGY         WANGER
                                                               FUND        INDEX FUND       PORTFOLIO      FOREIGN FORTY
                                                          -------------- -------------- ---------------- -------------------
Units outstanding, beginning of period                           18,325             -           116,539              20,136

Participant deposits                                             31,597         36,884           21,102                 570

Participant transfers                                            30,717          5,690           28,243              19,688

Participant withdrawals                                            (274)        (1,005)           1,520                 (28)
                                                          ------------------------------------------------------------------
Units outstanding, end of period                                 80,365         41,569          167,404              40,366
                                                          ==================================================================


                                                              WANGER                      WANGER U.S.
                                                          INTERNATIONAL                     SMALLER
                                                           SMALL CAP      WANGER TWENTY   COMPANIES
                                                          -------------- -------------- ----------------
Units outstanding, beginning of period                          213,181         11,966          212,271

Participant deposits                                             97,725          5,540          182,169

Participant transfers                                            49,403          8,185           89,025

Participant withdrawals                                          (6,396)          (42)           (1,126)
                                                          ---------------------------------------------
Units outstanding, end of period                                353,913         25,649          482,339
                                                          =============================================

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)

                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                                    SUBACCOUNT
                                  --------------------------------------------------------------------------------------------------
                                                                              PHOENIX-      PHOENIX-      PHOENIX-
                                     PHOENIX-     PHOENIX-      PHOENIX-      DEUTSCHE    DUFF & PHELPS   ENGEMANN      PHOENIX-
                                     ABERDEEN     ABERDEEN      DEUTSCHE     NASDAQ-100    REAL ESTATE     CAPITAL      ENGEMANN
                                  INTERNATIONAL   NEW ASIA       DOW 30       INDEX(R)     SECURITIES      GROWTH      NIFTY FIFTY
                                    SERIES(1)    SERIES(21)    SERIES(15)    SERIES(5)      SERIES(8)     SERIES(1)     SERIES(16)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------

Units outstanding,
  beginning of period                       -             -              -              -             -             -            -
Participant deposits                   138,532         2,806       123,191         37,846        69,780       403,780        1,078
Participant transfers                   99,618          --          67,507          8,818        21,183       181,666        8,037
Participant withdrawals                   (505)         --            --             --            --            --            (45)
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period       237,645         2,806       190,698         46,664        90,963       585,446        9,070
                                  =================================================================================================

                                                                                             PHOENIX-
                                     PHOENIX-                    PHOENIX-                   J.P. MORGAN     PHOENIX-     PHOENIX-
                                    ENGEMANN      PHOENIX-       GOODWIN      PHOENIX-       RESEARCH        JANUS        JANUS
                                     SMALL &      GOODWIN     MULTI-SECTOR    HOLLISTER      ENHANCED        CORE       FLEXIBLE
                                     MID-CAP    MONEY MARKET  FIXED INCOME   VALUE EQUITY     INDEX         EQUITY       INCOME
                                    SERIES(1)    SERIES(7)     SERIES(10)     SERIES(4)      SERIES(5)     SERIES(3)    SERIES(2)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding,
  beginning of period                       -             -              -             -             -             -            -
Participant deposits                    46,102       612,372        67,870        460,475        19,732       123,003      359,426
Participant transfers                    8,873      (255,812)      107,634        300,069        75,845        41,219       13,763
Participant withdrawals                                 (123)          (72)        (2,818)           -             -        (4,063)
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period        54,975       356,437       175,432        757,726        95,577       164,222      369,126
                                  =================================================================================================

                                                                                             PHOENIX-                   PHOENIX-
                                                                PHOENIX-                    OAKSHURST      PHOENIX-     SANFORD
                                    PHOENIX-   PHOENIX-MFS      MORGAN        PHOENIX-       GROWTH       OAKSHURST    BERNSTEIN
                                     JANUS      INVESTORS       STANLEY       OAKHURST         AND        STRATEGIC      GLOBAL
                                     GROWTH    GROWTH STOCK  FOCUS EQUITY    BALANCED        INCOME      ALLOCATION      VALUE
                                   SERIES(16)   SERIES(22)     SERIES(4)     SERIES(3)      SERIES(1)     SERIES(9)    SERIES(11)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding,
  beginning of period                       -             -             -              -             -             -            -
Participant deposits                   155,970         1,405        36,956        168,429       114,187       220,966       21,571
Participant transfers                   91,554            -             -          51,498        28,938       106,677       10,446
Participant withdrawals                     -             -             -            (729)           -             -            -
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period       247,524         1,405        36,956        219,198       143,125       327,643       32,017
                                  =================================================================================================

                                    PHOENIX-      PHOENIX-
                                    SANFORD       SANFORD      PHOENIX-        PHOENIX-                                  ALGER
                                   BERNSTEIN     BERNSTEIN      SENECA          SENECA       AIM V.I.                   AMERICAN
                                     MID-CAP     SMALL-CAP      MID-CAP        STRATEGIC     CAPITAL       AIM V.I.    LEVERAGED
                                      VALUE        VALUE        GROWTH          THEME      APPRECIATION     VALUE        ALL CAP
                                    SERIES(5)    SERIES(11)    SERIES(8)       SERIES(1)     FUND(17)      FUND(18)    PORTFOLIO(2)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding,
  beginning of period                       -             -             -              -             -             -            -
Participant deposits                    44,931        31,738       299,096        273,486         1,497        84,889      230,622
Participant transfers                   33,377        29,273        65,730        120,319         7,451        11,108       40,195
Participant withdrawals                     -             -         (1,507)            -             -             -        (1,725)
                                  ------------------------------------------------------------------------------------------------
Units outstanding, end of period        78,308        61,011       363,319        393,805         8,948        95,997      269,092
                                  ================================================================================================
                                    DEUTSCHE      FEDERATED      FEDERATED
                                   VIT EAFE(R)    FUND FOR          HIGH         VIP        VIP GROWTH                MUTUAL SHARES
                                  EQUITY INDEX U.S. GOVERNMENT  INCOME BOND  CONTRAFUND(R) OPPORTUNITIES  VIP GROWTH    SECURITIES
                                     FUND(20)  SECURITIES II(6) FUND II(11)  PORTFOLIO(4)  PORTFOLIO(2)  PORTFOLIO(4)    FUND(14)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding,
  beginning of period                       -             -             -              -             -             -            -
Participant deposits                    15,814       440,598        46,028         58,833         8,605        25,325      102,681
Participant transfers                    2,511       135,075        33,915         19,625        20,175        61,952       17,741
Participant withdrawals                     -         (4,685)         (362)            -             -             -            -
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period        18,325       570,988        79,581         78,458        28,780        87,277      120,422
                                  =================================================================================================

                                                 TEMPLETON
                                    TEMPLETON    DEVELOPING     TEMPLETON      TEMPLETON
                                      ASSET       MARKETS        GROWTH     INTERNATIONAL                  WANGER        WANGER
                                    STRATEGY     SECURITIES    SECURITIES     SECURITIES   TECHNOLOGY     FOREIGN     INTERNATIONAL
                                     FUND(3)       FUND(8)      FUND(13)        FUND(8)    PORTFOLIO(2)   FORTY(12)    SMALL CAP(1)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding,
  beginning of period                       -             -              -              -             -             -            -
Participant deposits                    79,314           197        18,166         77,138        26,341        16,406      165,648
Participant transfers                    3,089           (93)       19,913         20,682        90,198         3,730       48,595
Participant withdrawals                     -              -              -             -             -            -        (1,062)
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period        82,403           104        38,079         97,820       116,539        20,136      213,181
                                  =================================================================================================

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)

                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS) (CONTINUED)



                                                                                    SUBACCOUNT
                                  --------------------------------------------------------------------------------------------------

                                     WANGER     WANGER U.S.
                                    TWENTY(8)   SMALL CAP(1)
                                  ------------- -------------
Units outstanding,
  beginning of period
                                            -             -
Participant deposits                     9,992       145,558
Participant transfers                    1,974        66,713
Participant withdrawals                     -             -
                                  ---------------------------
Units outstanding, end of period        11,966       212,271
                                  ===========================





(1)   From inception January 30, 2001 to December 31, 2001
(2)   From inception February 2, 2001 to December 31, 2001
(3)   From inception March 5, 2001 to December 31, 2001
(4)   From inception March 9, 2001 to December 31, 2001
(5)   From inception March 14, 2001 to December 31, 2001
(6)   From inception March 19, 2001 to December 31, 2001
(7)   From inception March 20, 2001 to December 31, 2001
(8)   From inception March 27, 2001 to December 31, 2001
(9)   From inception March 30, 2001 to December 31, 2001
(10)  From inception April 2, 2001 to December 31, 2001
(11)  From inception April 11, 2001 to December 31, 2001
(12)  From inception April 12, 2001 to December 31, 2001
(13)  From inception April 16, 2001 to December 31, 2001
(14)  From inception May 1, 2001 to December 31, 2001
(15)  From inception May 2, 2001 to December 31, 2001
(16)  From inception June 5, 2001 to December 31, 2001
(17)  From inception July 9, 2001 to December 31, 2001
(18)  From inception July 23, 2001 to December 31, 2001
(19)  From inception October 30, 2001 to December 31, 2001
(20)  From inception November 19, 2001 to December 31, 2001
(21)  From inception December 4, 2001 to December 31, 2001
(22)  From inception December 31, 2001 to December 31, 2001

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)

                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


NOTE 6--FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   Phoenix assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than its deductions for such expenses. In return for the assumption of these mortality and expense risks, Phoenix charges the subaccounts the daily equivalent of .40%, .375% and .125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

   As compensation for administrative services provided to the Account, Phoenix generally receives $35 per year from each contract, which is deducted on a pro rata basis from the subaccounts and Guaranteed Interest Account in which contract/policy owners have an interest. Such fees aggregated $3,722 and $0 for the years ended December 31, 2002 and 2001.

   PEPCO is the principal underwriter and distributor for the Account.

   On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from the proceeds and are paid to Phoenix as reimbursement for services provided. Contingent deferred sales charges deducted and paid to Phoenix aggregated $1,883 and $0 for the years ended December 31, 2002 and 2001.


NOTE 7--DISTRIBUTION OF NET INCOME

   The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817 (h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 9--MERGERS

   On March 22, 2002, the Phoenix-Janus Growth Series ("Growth") acquired all of the net assets of the Phoenix-Janus Core Equity Series ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

   On April 5, 2002, the Phoenix-Engemann Capital Growth Series ("Capital Growth") acquired all of the net assets of the Phoenix-Engemann Nifty Fifty Series ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

   On April 5, 2002, the Phoenix-Oakhurst Strategic Allocation Series ("Strategic Allocation") acquired all of the net assets of the Phoenix-Oakhurst Balanced Series ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

NOTE 10--MANAGER OF MANAGERS EXEMPTIVE ORDER

   The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, Inc. ("PVA") have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 11--PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES SUBSTITUTION

   Effective October 25, 2002 all shares of the Phoenix-Federated U.S. Government Bond Series held in the separate account were redeemed at net asset value and the proceeds were used to purchase shares of the Federated Fund for U.S. Government Securities II. Investors who held investments in the Phoenix-Federated U.S. Government Bond Series received a confirmation of activity for this transaction.

   As a result of the substitution, the Phoenix-Federated U.S. Government Bond Series is no longer available for investment.

NOTE 12--MIXED AND SHARED FUNDING

   Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 1)

                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.


NOTE 13--REORGANIZATION

   On November 12, 2002 and December 10, 2002, The Board of Trustees of PESF approved a Plan of Reorganization to merge three Series of PESF into other existing Series of PESF. Each discontinued Series was merged into a corresponding surviving Series as follows:

   Discontinued Series                      Surviving Series                    Approval Date             Merger Date
   -------------------                      ----------------                    -------------             -----------

   Phoenix-Aberdeen New Asia                Phoenix-Aberdeen International      November 12, 2002         February  7, 2003

   Phoenix-MFS Investors Growth Stock       Phoenix-Janus Growth (1)            December 10, 2002         February 14, 2003

   Phoenix-Van Kampen Focus Equity          Phoenix-Janus Growth (1)            December 10, 2002         February 14, 2003


   On the merger date, each discontinued Series transferred substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, shareholders of the discontinued Series received a proportional number of shares in the surviving Series.

   (1) MFS succeeded Janus as subadvisor.

                        REPORT OF INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS [LOGO]


To the Board of Directors of Phoenix Life Insurance Company and Participants of Phoenix Life Variable Accumulation Account (The Phoenix Edge(R)-VA for New York (Death Benefit Option 1)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Accumulation Account (The Phoenix Edge(R) -VA for New York (Death Benefit Option 1)) at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Hartford, Connecticut
March 21, 2003

PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

--------------------------------------------------------------------------------
                                                     [LOGO] PHOENIX
                                                            WEALTH MANAGEMENT(R)


                                  THE
                                  PHOENIX
                                     EDGE(R)-VA
                                       FOR NEW YORK








--------------------------------------------------------------------------------
           V A R I A B L E  A N N U I T Y  A N N U A L  R E P O R T
--------------------------------------------------------------------------------

                       PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                       DECEMBER 31, 2002








                                                               DEATH BENEFIT
                                                                  OPTION 2

--------------------------------------------------------------------------------
VA0201AR21 (C)2003 The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                                    PHOENIX-              PHOENIX-
                                                    ABERDEEN            ABERDEEN NEW          PHOENIX-AIM              PHOENIX-
                                                  INTERNATIONAL             ASIA             MID-CAP EQUITY        DEUTSCHE DOW 30
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
ASSETS
   Investment at cost                          $         283,261     $          36,988     $          109,660    $          274,713
                                              ===================   ===================   ====================  ====================
   Investment at market                        $         233,641     $          37,138     $           94,577    $          229,541
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                      233,641                37,138                 94,577               229,541
LIABILITIES
   Accrued expenses                                          249                    47                     92                   237
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $         233,392     $          37,091     $           94,485    $          229,304
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                           342,892                34,700                100,993               296,303
                                              ===================   ===================   ====================  ====================
Unit value                                     $        0.680658     $        1.068924     $         0.935567    $         0.773885
                                              ===================   ===================   ====================  ====================

                                                    PHOENIX-                                    PHOENIX-               PHOENIX-
                                                    DEUTSCHE           PHOENIX-DUFF &           ENGEMANN           ENGEMANN SMALL
                                                   NASDAQ-100           PHELPS REAL              CAPITAL              & MID-CAP
                                                    INDEX(R)         ESTATE SECURITIES           GROWTH                GROWTH
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
ASSETS
   Investment at cost                          $         237,470     $         221,898     $        1,380,409    $          290,716
                                              ===================   ===================   ====================  ====================
   Investment at market                        $         152,390     $         230,331     $        1,047,074    $          217,796
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                      152,390               230,331              1,047,074               217,796
LIABILITIES
   Accrued expenses                                          107                   290                  1,159                   182
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $         152,283     $         230,041     $        1,045,915    $          217,614
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                           275,782               192,198              2,013,734               452,916
                                              ===================   ===================   ====================  ====================
Unit value                                     $        0.552187     $        1.196894     $         0.519391    $         0.480472
                                              ===================   ===================   ====================  ====================

                                                                         PHOENIX-                                   PHOENIX-J.P.
                                                    PHOENIX-          GOODWIN MULTI-                                   MORGAN
                                                 GOODWIN MONEY         SECTOR FIXED        PHOENIX-HOLLISTER          RESEARCH
                                                     MARKET               INCOME              VALUE EQUITY         ENHANCED INDEX
                                                   SUBACCOUNT           SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
ASSETS
   Investment at cost                          $         801,637     $         584,467     $          765,757    $           75,591
                                              ===================   ===================   ====================  ====================
   Investment at market                        $         801,637     $         591,849     $          602,622    $           57,230
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                      801,637               591,849                602,622                57,230
LIABILITIES
   Accrued expenses                                          893                   725                    589                    56
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $         800,744     $         591,124     $          602,033    $           57,174
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                           788,235               540,799                927,388                91,083
                                              ===================   ===================   ====================  ====================
Unit value                                     $        1.015869     $        1.093056     $         0.649171    $         0.627711
                                              ===================   ===================   ====================  ====================

                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                 PHOENIX-JANUS         PHOENIX-JANUS         PHOENIX-KAYNE         PHOENIX-LAZARD
                                                FLEXIBLE INCOME            GROWTH            LARGE-CAP CORE        SMALL-CAP VALUE
                                                  SUBACCOUNT             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
ASSETS
   Investment at cost                          $         120,379     $         366,289     $           11,786    $           11,774
                                              ===================   ===================   ====================  ====================
   Investment at market                        $         124,151     $         260,881     $           11,528    $           11,287
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                      124,151               260,881                 11,528                11,287
LIABILITIES
   Accrued expenses                                          164                   206                     13                    13
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $         123,987     $         260,675     $           11,515    $           11,274
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                           108,483               398,831                 11,985                11,574
                                              ===================   ===================   ====================  ====================
Unit value                                     $        1.142917     $        0.650453     $         0.960802    $         0.974076
                                              ===================   ===================   ====================  ====================

                                                  PHOENIX-MFS                                                     PHOENIX-OAKHURST
                                               INVESTORS GROWTH         PHOENIX-MFS           PHOENIX-MFS               GROWTH
                                                    STOCK             INVESTORS TRUST            VALUE                AND INCOME
                                                  SUBACCOUNT             SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
ASSETS
   Investment at cost                          $          12,765     $          15,645     $           41,439    $          655,384
                                              ===================   ===================   ====================  ====================
   Investment at market                        $          11,832     $          12,595     $           37,802    $          502,802
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                       11,832                12,595                 37,802               502,802
LIABILITIES
   Accrued expenses                                           13               12                          41                   591
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $          11,819     $          12,583     $           37,761    $          502,211
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                            15,521                15,467                 42,070               729,663
                                              ===================   ===================   ====================  ====================
Unit value                                     $        0.761494     $        0.813610     $         0.897578    $         0.688278
                                              ===================   ===================   ====================  ====================

                                                   PHOENIX-                                                        PHOENIX-SANFORD
                                                   OAKHURST           PHOENIX-SANFORD       PHOENIX-SANFORD           BERNSTEIN
                                                   STRATEGIC          BERNSTEIN GLOBAL       BERNSTEIN MID-           SMALL-CAP
                                                  ALLOCATION               VALUE               CAP VALUE                VALUE
                                                  SUBACCOUNT             SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
ASSETS
   Investment at cost                          $       1,494,272     $          80,988     $          514,710    $          406,592
                                              ===================   ===================   ====================  ====================
   Investment at market                        $       1,323,936     $          67,946     $          464,814    $          367,104
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                    1,323,936                67,946                464,814               367,104
LIABILITIES
   Accrued expenses                                        1,474                    74                    532                   415
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $       1,322,462     $          67,872     $          464,282    $          366,689
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                         1,448,214                79,667                436,903               346,887
                                              ===================   ===================   ====================  ====================
Unit value                                     $        0.913167     $        0.851949     $         1.062664    $         1.057083
                                              ===================   ===================   ====================  ====================

                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                PHOENIX-SENECA        PHOENIX-SENECA        AIM V.I. CAPITAL      AIM V.I. PREMIER
                                                MID-CAP GROWTH        STRATEGIC THEME         APPRECIATION             EQUITY
                                                  SUBACCOUNT            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
ASSETS
   Investment at cost                          $         345,736     $         552,123     $          124,741    $           68,584
                                              ===================   ===================   ====================  ====================
   Investment at market                        $         231,570     $         341,156     $          101,174    $           49,774
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                      231,570               341,156                101,174                49,774
LIABILITIES
   Accrued expenses                                          190                   376                     94                    40
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $         231,380     $         340,780     $          101,080    $           49,734
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                           442,677               732,269                154,706                76,939
                                              ===================   ===================   ====================  ====================
Unit value                                     $        0.522686     $        0.465376     $         0.653363    $         0.646408
                                              ===================   ===================   ====================  ====================

                                                                      FEDERATED FUND
                                                ALGER AMERICAN            FOR U.S.           FEDERATED HIGH
                                                   LEVERAGED             GOVERNMENT           INCOME  BOND
                                                    ALLCAP              SECURITIES II            FUND II          VIP CONTRAFUND(R)
                                                  SUBACCOUNT             SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
ASSETS
   Investment at cost                          $         144,489     $         781,310     $          127,057    $          153,418
                                              ===================   ===================   ====================  ====================
   Investment at market                        $         102,500     $         829,728     $          119,172    $          138,120
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                      102,500               829,728                119,172               138,120
LIABILITIES
   Accrued expenses                                           89                   933                    141                   147
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $         102,411     $         828,795     $          119,031    $          137,973
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                           170,830               742,358                121,872               164,563
                                              ===================   ===================   ====================  ====================
Unit value                                     $        0.599490     $        1.116435     $         0.976689    $         0.838417
                                              ===================   ===================   ====================  ====================

                                                                                                                     TEMPLETON
                                                                                                                     DEVELOPING
                                                  VIP GROWTH                                 MUTUAL SHARES            MARKETS
                                                OPPORTUNITIES           VIP GROWTH             SECURITIES            SECURITIES
                                                  SUBACCOUNT            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
ASSETS
   Investment at cost                          $          65,048     $         102,932     $           59,210    $           17,088
                                              ===================   ===================   ====================  ====================
   Investment at market                        $          53,881     $          77,924     $           51,920    $           16,873
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                       53,881                77,924                 51,920                16,873
LIABILITIES
   Accrued expenses                                           52                    66                     54                    20
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $          53,829     $          77,858     $           51,866    $           16,853
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                            76,179               143,140                 59,763                18,104
                                              ===================   ===================   ====================  ====================
Unit value                                     $        0.706610     $        0.543927     $         0.867863    $         0.930874
                                              ===================   ===================   ====================  ====================

                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                  TEMPLETON              TEMPLETON             TEMPLETON             SCUDDER VIT
                                                   FOREIGN              GLOBAL ASSET             GROWTH            EAFE(R) EQUITY
                                                  SECURITIES             ALLOCATION            SECURITIES               INDEX
                                                  SUBACCOUNT             SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
ASSETS
   Investment at cost                          $         108,254     $          20,914     $           68,219    $           22,658
                                              ===================   ===================   ====================  ====================
   Investment at market                        $          87,887     $          19,810     $           55,402    $           18,041
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                       87,887                19,810                 55,402                18,041
LIABILITIES
   Accrued expenses                                           93                    23                     57                    58
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $          87,794     $          19,787     $           55,345    $           17,983
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                           128,379                21,894                 69,978                26,956
                                              ===================   ===================   ====================  ====================
Unit value                                     $        0.683868     $        0.903792     $         0.790902    $         0.688580
                                              ===================   ===================   ====================  ====================

                                                                                                                      WANGER
                                                  SCUDDER VIT                                WANGER FOREIGN        INTERNATIONAL
                                               EQUITY 500 INDEX         TECHNOLOGY                FORTY              SMALL CAP
                                                  SUBACCOUNT            SUBACCOUNT              SUBACCOUNT           SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
ASSETS
   Investment at cost                          $          22,020     $         232,140     $           77,904    $          256,633
                                              ===================   ===================   ====================  ====================
   Investment at market                        $          17,532     $         139,899     $           63,522    $          219,568
                                              -------------------   -------------------   --------------------  --------------------
       Total assets                                       17,532               139,899                 63,522               219,568
LIABILITIES
   Accrued expenses                                           14                    84                     68                   215
                                              -------------------   -------------------   --------------------  --------------------
NET ASSETS                                     $          17,518     $         139,815     $           63,454    $          219,353
                                              ===================   ===================   ====================  ====================
Accumulation units outstanding                            21,466               410,718                 84,096               327,424
                                              ===================   ===================   ====================  ====================
Unit value                                     $        0.816102     $        0.340415     $         0.754541    $         0.669937
                                              ===================   ===================   ====================  ====================

                                                                        WANGER U.S.
                                                    WANGER               SMALLER
                                                    TWENTY              COMPANIES
                                                  SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------
ASSETS
   Investment at cost                          $         107,787     $         688,934
                                              ===================   ===================
   Investment at market                        $         106,584     $         601,834
                                              -------------------   -------------------
       Total assets                                      106,584               601,834
LIABILITIES
   Accrued expenses                                          100                   619
                                              -------------------   -------------------
NET ASSETS                                     $         106,484     $         601,215
                                              ===================   ===================
Accumulation units outstanding                           102,562               666,797
                                              ===================   ===================
Unit value                                     $        1.038240     $        0.901647
                                              ===================   ===================

                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                   PHOENIX-              PHOENIX-
                                                   ABERDEEN            ABERDEEN NEW           PHOENIX-AIM              PHOENIX-
                                                 INTERNATIONAL             ASIA              MID-CAP EQUITY        DEUTSCHE DOW 30
                                                   SUBACCOUNT           SUBACCOUNT            SUBACCOUNT(1)           SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $           2,682     $             922     $              -      $            3,103
Expenses
   Mortality, expense risk and
      administrative charges                               2,698                   446                    854                 2,772
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                                 (16)                  476                   (854)                  331
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                             (291)                    5                   (119)                  (65)
Net realized gain distribution from Fund                     -                     -                      120                   467
Net unrealized appreciation (depreciation)
   on investment                                         (40,008)                 (181)               (15,083)              (41,350)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                            (40,299)                 (176)               (15,082)              (40,948)
Net increase (decrease) in net assets
   resulting from operations                   $         (40,315)    $             300     $          (15,936)   $          (40,617)
                                              ===================   ===================   ====================  ====================

                                                   PHOENIX-                                                           PHOENIX-
                                                   DEUTSCHE            PHOENIX-DUFF &           PHOENIX-           ENGEMANN SMALL
                                                  NASDAQ-100            PHELPS REAL             ENGEMANN             & MID-CAP
                                                   INDEX(R)          ESTATE SECURITIES       CAPITAL GROWTH            GROWTH
                                                  SUBACCOUNT            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
Investment income
   Distributions                               $             -       $           7,871     $              -      $              -
Expenses
   Mortality, expense risk and
      administrative charges                               1,987                 2,473                 12,620                 2,581
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                              (1,987)                5,398                (12,620)               (2,581)
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                           (1,935)               (1,421)               (14,367)               (7,164)
Net realized gain distribution from Fund                     -                   1,269                    -                     -
Net unrealized appreciation (depreciation)
   on investment                                         (82,283)                8,206               (293,779)              (70,443)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                            (84,218)                8,054               (308,146)              (77,607)
Net increase (decrease) in net assets
   resulting from operations                   $         (86,205)    $          13,452     $         (320,766)   $          (80,188)
                                              ===================   ===================   ====================  ====================

                                                                         PHOENIX-                                   PHOENIX-J.P.
                                                   PHOENIX-           GOODWIN MULTI-                                   MORGAN
                                                 GOODWIN MONEY         SECTOR FIXED        PHOENIX-HOLLISTER          RESEARCH
                                                    MARKET                INCOME              VALUE EQUITY         ENHANCED INDEX
                                                  SUBACCOUNT            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $          13,531     $          36,332     $            5,620     $             534
Expenses
   Mortality, expense risk and
      administrative charges                              11,919                 6,164                  6,559                   658
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                               1,612                30,168                   (939)                 (124)
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                              -                     331                 (1,130)                  (34)
Net realized gain distribution from Fund                     -                     -                      -                      -
Net unrealized appreciation (depreciation)
   on investment                                             -                  12,911               (139,944)              (15,206)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                                -                  13,242               (141,074)              (15,240)
Net increase (decrease) in net assets
   resulting from operations                   $           1,612     $          43,410     $         (142,013)   $          (15,364)
                                              ===================   ===================   ====================  ====================

                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                 PHOENIX-JANUS         PHOENIX-JANUS          PHOENIX-KAYNE         PHOENIX-LAZARD
                                                FLEXIBLE INCOME           GROWTH             LARGE-CAP CORE        SMALL-CAP VALUE
                                                   SUBACCOUNT           SUBACCOUNT            SUBACCOUNT(5)         SUBACCOUNT(5)
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $           4,601     $             -       $               22    $               10
Expenses
   Mortality, expense risk and
      administrative charges                               1,221                 3,262                     36                    34
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                               3,380                (3,262)                   (14)                  (24)
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                              130               (15,422)                   -                      (1)
Net realized gain distribution from Fund                     436                   -                      -                     -
Net unrealized appreciation (depreciation)
   on investment                                           5,298               (92,568)                  (258)                 (487)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                              5,864              (107,990)                  (258)                 (488)
Net increase (decrease) in net assets
   resulting from operations                   $           9,244     $        (111,252)    $             (272)   $             (512)
                                              ===================   ===================   ====================  ====================

                                                  PHOENIX-MFS                                                         PHOENIX-
                                               INVESTORS GROWTH         PHOENIX-MFS            PHOENIX-MFS         OAKHURST GROWTH
                                                     STOCK            INVESTORS TRUST             VALUE              AND INCOME
                                                 SUBACCOUNT(2)         SUBACCOUNT(1)          SUBACCOUNT(1)          SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $             -       $              64     $              300    $            4,838
Expenses
   Mortality, expense risk and
      administrative charges                                  67                   132                    235                 6,598
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                                 (67)                  (68)                    65                (1,760)
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                               (1)                   (1)                    (3)              (15,014)
Net realized gain distribution from Fund                     -                      21                      7                   -
Net unrealized appreciation (depreciation)
   on investment                                            (933)               (3,050)                (3,637)             (143,918)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                               (934)               (3,030)                (3,633)             (158,932)
Net increase (decrease) in net assets
   resulting from operations                   $          (1,001)    $          (3,098)    $           (3,568)   $         (160,692)
                                              ===================   ===================   ====================  ====================

                                                   PHOENIX-
                                                   OAKHURST           PHOENIX-SANFORD       PHOENIX-SANFORD        PHOENIX-SANFORD
                                                  STRATEGIC          BERNSTEIN GLOBAL        BERNSTEIN MID-        BERNSTEIN SMALL-
                                                  ALLOCATION               VALUE               CAP VALUE              CAP VALUE
                                                  SUBACCOUNT             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $          33,002     $             698     $            4,256    $            1,811
Expenses
   Mortality, expense risk and
      administrative charges                              13,737                   866                  5,727                 4,520
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                              19,265                  (168)                (1,471)               (2,709)
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                          (21,681)                  139                 (2,774)                  332
Net realized gain distribution from Fund                     -                     -                   34,946                16,368
Net unrealized appreciation (depreciation)
   on investment                                        (175,152)              (11,461)               (85,359)              (55,907)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                           (196,833)              (11,322)               (53,187)              (39,207)
Net increase (decrease) in net assets
   resulting from operations                   $        (177,568)    $         (11,490)    $          (54,658)   $          (41,916)
                                              ===================   ===================   ====================  ====================

                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                              PHOENIX-VAN
                                                PHOENIX-SENECA        PHOENIX-SENECA          KAMPEN FOCUS        AIM V.I. CAPITAL
                                                MID-CAP GROWTH        STRATEGIC THEME            EQUITY              APPRECIATION
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT(4)           SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $             -       $             -       $              -      $              -
Expenses
   Mortality, expense risk and
      administrative charges                               3,061                 4,584                      4                   952
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                              (3,061)               (4,584)                    (4)                 (952)
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                           (4,290)               (1,673)                  (593)                 (398)
Net realized gain distribution from Fund                     -                     -                      -                     -
Net unrealized appreciation (depreciation)
   on investment                                         (98,681)             (166,456)                   -                 (22,124)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                           (102,971)             (168,129)                  (593)              (22,522)
Net increase (decrease) in net assets
   resulting from operations                   $        (106,032)    $        (172,713)    $             (597)   $          (23,474)
                                              ===================   ===================   ====================  ====================

                                                                                             FEDERATED FUND
                                                                      ALGER AMERICAN            FOR U.S.           FEDERATED HIGH
                                              AIM V.I. PREMIER          LEVERAGED              GOVERNMENT            INCOME BOND
                                                   EQUITY                 ALLCAP              SECURITIES II            FUND II
                                                 SUBACCOUNT             SUBACCOUNT             SUBACCOUNT             SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $             201     $               8     $           12,460    $            7,235
Expenses
   Mortality, expense risk and
      administrative charges                                 672                 1,179                  7,831                 1,280
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                                (471)               (1,171)                 4,629                 5,955
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                           (3,485)                  (35)                   169                  (103)
Net realized gain distribution from Fund                     -                     -                      -                     -
Net unrealized appreciation (depreciation)
   on investment                                         (18,246)              (39,723)                42,699                (7,545)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                            (21,731)              (39,758)                42,868                (7,648)
Net increase (decrease) in net assets
   resulting from operations                   $         (22,202)    $         (40,929)    $           47,497    $           (1,693)
                                              ===================   ===================   ====================  ====================

                                                     VIP                VIP GROWTH                 VIP             MUTUAL SHARES
                                                 CONTRAFUND(R)         OPPORTUNITIES             GROWTH              SECURITIES
                                                  SUBACCOUNT            SUBACCOUNT              SUBACCOUNT           SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $             599     $             311     $               53    $              401
Expenses
   Mortality, expense risk and
      administrative charges                               1,474                   662                    827                   553
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                                (875)                 (351)                  (774)                 (152)
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                           (2,902)               (1,537)                (4,220)                 (431)
Net realized gain distribution from Fund                     -                     -                      -                     995
Net unrealized appreciation (depreciation)
   on investment                                         (13,684)              (13,383)               (23,685)               (7,510)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                            (16,586)              (14,920)               (27,905)               (6,946)
Net increase (decrease) in net assets
   resulting from operations                   $         (17,461)    $         (15,271)    $          (28,679)   $           (7,098)
                                              ===================   ===================   ====================  ====================

                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                  TEMPLETON
                                                  DEVELOPING             TEMPLETON             TEMPLETON             TEMPLETON
                                                   MARKETS               FOREIGN             GLOBAL ASSET             GROWTH
                                                  SECURITIES            SECURITIES            ALLOCATION            SECURITIES
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $             264     $           1,331     $              332    $            1,350
Expenses
   Mortality, expense risk and
      administrative charges                                 222                 1,028                    231                   647
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                                  42                   303                    101                   703
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                             (244)                  (69)                    (1)                 (941)
Net realized gain distribution from Fund                     -                     -                      -                   1,329
Net unrealized appreciation (depreciation)
   on investment                                            (441)              (18,260)                (1,258)              (13,248)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                               (685)              (18,329)                (1,259)              (12,860)
Net increase (decrease) in net assets
   resulting from operations                   $            (643)    $         (18,026)    $           (1,158)   $          (12,157)
                                              ===================   ===================   ====================  ====================

                                              SCUDDER VIT EAFE(R)      SCUDDER VIT                                WANGER FOREIGN
                                                 EQUITY INDEX        EQUITY 500 INDEX         TECHNOLOGY              FORTY
                                                  SUBACCOUNT          SUBACCOUNT(3)           SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   --------------------  --------------------
Investment income
   Distributions                               $             299     $             200                    -      $              -
Expenses
   Mortality, expense risk and
      administrative charges                                 273                    10                  1,666                   769
                                              -------------------   -------------------   --------------------  --------------------
Net investment income (loss)                                  26                   190                 (1,666)                 (769)
                                              -------------------   -------------------   --------------------  --------------------
Net realized gain (loss) from share
   transactions                                             (614)                  (15)                   146                   (30)
Net realized gain distribution from Fund                     -                     -                      -                     -
Net unrealized appreciation (depreciation)
   on investment                                          (4,705)               (4,488)               (93,187)               (9,984)
                                              -------------------   -------------------   --------------------  --------------------
Net gain (loss) on investment                             (5,319)               (4,503)               (93,041)              (10,014)
Net increase (decrease) in net assets
   resulting from operations                   $          (5,293)    $          (4,313)    $          (94,707)   $          (10,783)
                                              ===================   ===================   ====================  ====================

                                                    WANGER                                   WANGER U.S.
                                                INTERNATIONAL             WANGER               SMALLER
                                                  SMALL CAP               TWENTY              COMPANIES
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   --------------------
Investment income
   Distributions                               $             -       $             -       $              -
Expenses
   Mortality, expense risk and
      administrative charges                               2,439                   924                  6,121
                                              -------------------   -------------------   --------------------
Net investment income (loss)                              (2,439)                 (924)                (6,121)
                                              -------------------   -------------------   --------------------
Net realized gain (loss) from share
   transactions                                           (1,224)                  159                 (5,248)
Net realized gain distribution from Fund                     -                     -                      -
Net unrealized appreciation (depreciation)
   on investment                                         (35,214)               (2,071)              (105,352)
                                              -------------------   -------------------   --------------------
Net gain (loss) on investment                            (36,438)               (1,912)              (110,600)
Net increase (decrease) in net assets
   resulting from operations                   $         (38,877)    $          (2,836)    $         (116,721)
                                              ===================   ===================   ====================
Footnotes for Statements of Operations
For the period ended December 31, 2002

(1)  From inception January 2, 2002 to December 31, 2002.
(2)  From inception February 8, 2002 to December 31, 2002.
(3)  From inception March 19, 2002 to December 31, 2002.
(4)  From inception July 3, 2002 to December 31, 2002.
(5)  From inception September 9, 2002 to December 31, 2002.


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                   PHOENIX-              PHOENIX-            PHOENIX-AIM             PHOENIX-
                                                   ABERDEEN              ABERDEEN              MID-CAP               DEUTSCHE
                                                INTERNATIONAL            NEW ASIA               EQUITY                DOW 30
                                                  SUBACCOUNT            SUBACCOUNT          SUBACCOUNT(1)           SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $             (16)    $             476     $            (854)    $              331
   Net realized gain (loss)                                 (291)                    5                     1                    402
   Net unrealized appreciation (depreciation)            (40,008)                 (181)              (15,083)               (41,350)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from
      operations                                         (40,315)                  300               (15,936)               (40,617)
                                              -------------------   -------------------   -------------------   --------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                  111,512                 1,436                79,547                 32,038
   Participant transfers                                  19,101                13,325                32,907                146,314
   Participant withdrawals                                (2,600)               (2,506)               (2,033)                  (336)
   Net increase (decrease) in net assets
      resulting from participant transactions            128,013                12,255               110,421                178,016
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                  87,698                12,555                94,485                137,399
NET ASSETS
   Beginning of period                                   145,694                24,536                   -                   91,905
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $         233,392     $          37,091     $          94,485    $           229,304
                                              ===================   ===================   ===================   ====================

                                               PHOENIX-DEUTSCHE     PHOENIX-DUFF & PHELPS   PHOENIX-ENGEMANN     PHOENIX-ENGEMANN
                                                  NASDAQ-100            REAL ESTATE             CAPITAL           SMALL & MID-CAP
                                                   INDEX(R)             SECURITIES              GROWTH                GROWTH
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $          (1,987)    $           5,398     $         (12,620)    $           (2,581)
   Net realized gain (loss)                               (1,935)                 (152)              (14,367)                (7,164)
   Net unrealized appreciation (depreciation)            (82,283)                8,206              (293,779)               (70,443)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from
      operations                                         (86,205)               13,452              (320,766)               (80,188)
                                              -------------------   -------------------   -------------------   --------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                   29,492                68,612               526,519                 85,716
   Participant transfers                                  85,334                34,759                79,612                 27,923
   Participant withdrawals                               (11,957)               (5,506)              (48,760)                  (470)
   Net increase (decrease) in net assets      -------------------   -------------------   -------------------   --------------------
      resulting from participant transactions            102,869                97,865               557,371                113,169
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                  16,664               111,317               236,605                 32,981
NET ASSETS
   Beginning of period                                   135,619               118,724               809,310                184,633
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $         152,283     $         230,041     $       1,045,915     $          217,614
                                              ===================   ===================   ===================   ====================

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                    PHOENIX-J.P.
                                                                      PHOENIX-GOODWIN                             MORGAN RESEARCH
                                               PHOENIX-GOODWIN      MULTI-SECTOR FIXED     PHOENIX-HOLLISTER         ENHANCED
                                                 MONEY MARKET             INCOME             VALUE EQUITY             INDEX
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $           1,612     $          30,168     $            (939)    $             (124)
   Net realized gain (loss)                                  -                     331                (1,130)                   (34)
   Net unrealized appreciation (depreciation)                -                  12,911              (139,944)               (15,206)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from                  1,612                43,410              (142,013)               (15,364)
      operations                              -------------------   -------------------   -------------------   --------------------

FROM ACCUMULATION UNIT TRANSACTIONS                      671,834               260,923               321,747                 16,315
   Participant deposits                                 (977,099)               56,271                96,855                  5,642
   Participant transfers                                  (1,077)               (1,179)              (10,512)                  (135)
   Participant withdrawals                    -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets
      resulting from participant transactions           (306,342)              316,015               408,090                 21,822
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                (304,730)              359,425               266,077                  6,458
NET ASSETS
   Beginning of period                                 1,105,474               231,699               335,956                 50,716
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $         800,744     $         591,124     $         602,033     $           57,174
                                              ===================   ===================   ===================   ====================

                                                PHOENIX-JANUS                                PHOENIX-KAYNE         PHOENIX-LAZARD
                                                   FLEXIBLE           PHOENIX-JANUS             LARGE-CAP             SMALL-CAP
                                                    INCOME                GROWTH                   CORE                 VALUE
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT(5)         SUBACCOUNT(5)
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $           3,380     $          (3,262)    $             (14)    $              (24)
   Net realized gain (loss)                                  566               (15,422)                  -                       (1)
   Net unrealized appreciation (depreciation)              5,298               (92,568)                 (258)                  (487)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from                  9,244              (111,252)                 (272)                  (512)
      operations                              -------------------   -------------------   -------------------   --------------------

FROM ACCUMULATION UNIT TRANSACTIONS                       17,942                38,401                10,733                 10,732
   Participant deposits                                   49,122               145,933                 1,054                  1,054
   Participant transfers                                  (2,200)               (3,572)                  -                      -
   Participant withdrawals                    -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets
      resulting from participant transactions             64,864               180,762                11,787                 11,786
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                  74,108                69,510                11,515                 11,274
NET ASSETS
   Beginning of period                                    49,879               191,165                   -                      -
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $         123,987     $         260,675     $          11,515     $           11,274
                                              ===================   ===================   ===================   ====================

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                 PHOENIX-MFS           PHOENIX-MFS                                PHOENIX-OAKHURST
                                               INVESTORS GROWTH         INVESTORS            PHOENIX-MFS            GROWTH AND
                                                    STOCK                 TRUST                 VALUE                 INCOME
                                                SUBACCOUNT(2)         SUBACCOUNT(1)          SUBACCOUNT(1)           SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $             (67)    $             (68)    $              65     $           (1,760)
   Net realized gain (loss)                                   (1)                   20                     4                (15,014)
   Net unrealized appreciation (depreciation)               (933)               (3,050)               (3,637)              (143,918)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from                 (1,001)               (3,098)               (3,568)              (160,692)
      operations                              -------------------   -------------------   -------------------   --------------------

FROM ACCUMULATION UNIT TRANSACTIONS                        3,048                 5,281                 1,599                216,851
   Participant deposits                                    9,772                10,403                39,736                 33,744
   Participant transfers                                     -                      (3)                   (6)                (1,467)
   Participant withdrawals                    -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets
      resulting from participant transactions             12,820                15,681                41,329                249,128
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                  11,819                12,583                37,761                 88,436
NET ASSETS
   Beginning of period                                       -                     -                     -                  413,775
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $          11,819     $          12,583     $          37,761     $          502,211
                                              ===================   ===================   ===================   ====================

                                                                                                                  PHOENIX-SANFORD
                                               PHOENIX-OAKHURST      PHOENIX-SANFORD        PHOENIX-SANFORD         BERNSTEIN
                                                  STRATEGIC          BERNSTEIN GLOBAL      BERNSTEIN MID-CAP        SMALL-CAP
                                                  ALLOCATION              VALUE                 VALUE                 VALUE
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $          19,265     $            (168)    $          (1,471)    $           (2,709)
   Net realized gain (loss)                              (21,681)                  139                32,172                 16,700
   Net unrealized appreciation (depreciation)           (175,152)              (11,461)              (85,359)               (55,907)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from               (177,568)              (11,490)              (54,658)               (41,916)
      operations                              -------------------   -------------------   -------------------   --------------------

FROM ACCUMULATION UNIT TRANSACTIONS                      482,459                 7,243               110,438                 92,482
   Participant deposits                                  577,982                 6,410                45,890                 45,777
   Participant transfers                                 (26,701)               (1,798)               (7,714)                (8,525)
   Participant withdrawals                    -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets
      resulting from participant transactions          1,033,740                11,855               148,614                129,734
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                 856,172                   365                93,956                 87,818
NET ASSETS
   Beginning of period                                   466,290                67,507               370,326                278,871
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $       1,322,462     $          67,872     $         464,282     $          366,689
                                              ===================   ===================   ===================   ====================

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)


                                                PHOENIX-SENECA        PHOENIX-SENECA      PHOENIX-VAN KAMPEN         AIM V.I.
                                                   MID-CAP              STRATEGIC               FOCUS                CAPITAL
                                                    GROWTH                THEME                 EQUITY             APPRECIATION
                                                  SUBACCOUNT            SUBACCOUNT          SUBACCOUNT(4)           SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $          (3,061)    $          (4,584)    $              (4)    $             (952)
   Net realized gain (loss)                               (4,290)               (1,673)                 (593)                  (398)
   Net unrealized appreciation (depreciation)            (98,681)             (166,456)                  -                  (22,124)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from               (106,032)             (172,713)                 (597)               (23,474)
      operations                              -------------------   -------------------   -------------------   --------------------

FROM ACCUMULATION UNIT TRANSACTIONS                       78,058                74,942                   -                   77,741
   Participant deposits                                   60,439                74,823                 2,231                 15,742
   Participant transfers                                  (3,655)               (4,007)               (1,634)                   (21)
   Participant withdrawals                    -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets
      resulting from participant transactions            134,842               145,758                   597                 93,462
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                  28,810               (26,955)                  -                   69,988
NET ASSETS
   Beginning of period                                   202,570               367,735                   -                   31,092
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $         231,380     $         340,780     $             -       $          101,080
                                              ===================   ===================   ===================   ====================

                                                                      ALGER AMERICAN      FEDERATED FUND FOR      FEDERATED HIGH
                                               AIM V.I. PREMIER         LEVERAGED          U.S. GOVERNMENT         INCOME BOND
                                                    EQUITY                ALLCAP              SECURITIES II           FUND II
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $            (471)    $          (1,171)    $           4,629     $            5,955
   Net realized gain (loss)                               (3,485)                  (35)                  169                   (103)
   Net unrealized appreciation (depreciation)            (18,246)              (39,723)               42,699                 (7,545)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from                (22,202)              (40,929)               47,497                 (1,693)
      operations                              -------------------   -------------------   -------------------   --------------------

FROM ACCUMULATION UNIT TRANSACTIONS                       11,642                38,738               352,204                 60,215
   Participant deposits                                    6,445                38,096               200,627                    356
   Participant transfers                                    (582)                 (249)              (13,503)                (5,628)
   Participant withdrawals                    -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets
      resulting from participant transactions             17,505                76,585               539,328                 54,943
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                  (4,697)               35,656               586,825                 53,250
NET ASSETS
   Beginning of period                                    54,431                66,755               241,970                 65,781
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $          49,734     $         102,411     $         828,795     $          119,031
                                              ===================   ===================   ===================   ====================

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                     VIP                VIP GROWTH               VIP              MUTUAL SHARES
                                                CONTRAFUND(R)         OPPORTUNITIES             GROWTH              SECURITIES
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $            (875)    $            (351)    $            (774)    $             (152)
   Net realized gain (loss)                               (2,902)               (1,537)               (4,220)                   564
   Net unrealized appreciation (depreciation)            (13,684)              (13,383)              (23,685)                (7,510)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from                (17,461)              (15,271)              (28,679)                (7,098)
      operations                              -------------------   -------------------   -------------------   --------------------

FROM ACCUMULATION UNIT TRANSACTIONS                        5,385                17,770                16,692                 15,079
   Participant deposits                                   72,099                15,182                55,908                 15,257
   Participant transfers                                     (53)                  -                    (676)                  (984)
   Participant withdrawals                    -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets
      resulting from participant transactions             77,431                32,952                71,924                 29,352
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                  59,970                17,681                43,245                 22,254
NET ASSETS
   Beginning of period                                    78,003                36,148                34,613                 29,612
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $         137,973     $          53,829     $          77,858     $           51,866
                                              ===================   ===================   ===================   ====================

                                                  TEMPLETON
                                                  DEVELOPING                                TEMPLETON GLOBAL         TEMPLETON
                                                   MARKETS          TEMPLETON FOREIGN           ASSET                 GROWTH
                                                  SECURITIES            SECURITIES            ALLOCATION            SECURITIES
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $              42     $             303     $             101     $              703
   Net realized gain (loss)                                 (244)                  (69)                   (1)                   388
   Net unrealized appreciation (depreciation)               (441)              (18,260)               (1,258)               (13,248)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from                   (643)              (18,026)               (1,158)               (12,157)
      operations                              -------------------   -------------------   -------------------   --------------------

FROM ACCUMULATION UNIT TRANSACTIONS                          -                   8,622                 7,510                 21,823
   Participant deposits                                    5,393                39,024                 5,684                 13,366
   Participant transfers                                  (1,130)               (2,256)                   (6)                  (364)
   Participant withdrawals                    -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets
      resulting from participant transactions              4,263                45,390                13,188                 34,825
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                   3,620                27,364                12,030                 22,668
NET ASSETS
   Beginning of period                                    13,233                60,430                 7,757                 32,677
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $          16,853     $          87,794     $          19,787     $           55,345
                                              ===================   ===================   ===================   ====================

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                 SCUDDER VIT           SCUDDER VIT
                                                EAFE(R) EQUITY         EQUITY 500                                 WANGER FOREIGN
                                                    INDEX                INDEX                TECHNOLOGY               FORTY
                                                  SUBACCOUNT          SUBACCOUNT(3)           SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------   --------------------
FROM OPERATIONS
   Net investment income (loss)                $              26     $             190     $          (1,666)    $             (769)
   Net realized gain (loss)                                 (614)                  (15)                  146                    (30)
   Net unrealized appreciation (depreciation)             (4,705)               (4,488)              (93,187)                (9,984)
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) resulting from                 (5,293)               (4,313)              (94,707)               (10,783)
      operations                              -------------------   -------------------   -------------------   --------------------

FROM ACCUMULATION UNIT TRANSACTIONS                        7,856                 1,491                59,077                  1,984
   Participant deposits                                    4,957                20,500                62,148                 12,023
   Participant transfers                                     (17)                 (160)               (3,016)                 1,612
   Participant withdrawals                    -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets
      resulting from participant transactions             12,796                21,831               118,209                 15,619
                                              -------------------   -------------------   -------------------   --------------------
   Net increase (decrease) in net assets                   7,503                17,518                23,502                  4,836
NET ASSETS
   Beginning of period                                    10,480                   -                 116,313                 58,618
                                              -------------------   -------------------   -------------------   --------------------
   End of period                               $          17,983     $          17,518     $         139,815     $           63,454
                                              ===================   ===================   ===================   ====================

                                                    WANGER
                                                INTERNATIONAL             WANGER          WANGER U.S. SMALLER
                                                  SMALL CAP               TWENTY              COMPANIES
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              -------------------   -------------------   -------------------
FROM OPERATIONS
   Net investment income (loss)                $          (2,439)    $            (924)    $          (6,121)
   Net realized gain (loss)                               (1,224)                  159                (5,248)
   Net unrealized appreciation (depreciation)            (35,214)               (2,071)             (105,352)
                                              -------------------   -------------------   -------------------
   Net increase (decrease) resulting from                (38,877)               (2,836)             (116,721)
      operations                              -------------------   -------------------   -------------------

FROM ACCUMULATION UNIT TRANSACTIONS                      120,175                64,970               394,737
   Participant deposits                                   27,814                33,658                49,434
   Participant transfers                                  (4,142)               (2,074)              (15,730)
   Participant withdrawals                    -------------------   -------------------   -------------------
   Net increase (decrease) in net assets
      resulting from participant transactions            143,847                96,554               428,441
                                              -------------------   -------------------   -------------------
   Net increase (decrease) in net assets                 104,970                93,718               311,720
NET ASSETS
   Beginning of period                                   114,383                12,766               289,495
                                              -------------------   -------------------   -------------------
   End of period                               $         219,353     $         106,484     $         601,215
                                              ===================   ===================   ===================



Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2002

(1) From inception January 2, 2002 to December 31, 2002.
(2) From inception February 8, 2002 to December 31, 2002.
(3) From inception March 19, 2002 to December 31, 2002.
(4) From inception July 3, 2002 to December 31, 2002.
(5) From inception September 9, 2002 to December 31, 2002.



                       See Notes to Financial Statements

                       STATEMENTS OF CHANGE IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                      PHOENIX-       PHOENIX-DUFF
                                                      PHOENIX-       PHOENIX-        PHOENIX-         DEUTSCHE         & PHELPS
                                                      ABERDEEN       ABERDEEN        DEUTSCHE        NASDAQ-100       REAL ESTATE
                                                    INTERNATIONAL    NEW ASIA        DOW 30           INDEX(R)        SECURITIES
                                                    SUBACCOUNT(8)  SUBACCOUNT(21)   SUBACCOUNT(4)   SUBACCOUNT(13)   SUBACCOUNT(18)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM OPERATIONS

              Net investment income (loss)          $        (959) $          342   $         427   $         (662)  $        1,497
              Net realized gain (loss)                      2,821              88             436               31               18
              Net unrealized appreciation
                (depreciation)                             (9,612)            331          (3,822)          (2,797)             227
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) resulting
                from operations                            (7,750)            761          (2,959)          (3,428)           1,742
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
              Participant deposits                        150,584          22,206          81,418          123,325           59,910
              Participant transfers                         4,608           1,569          13,446           15,722           57,072
              Participant withdrawals                      (1,748)            -               -                -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net
                assets resulting from participant
                transactions                              153,444          23,775          94,864          139,047          116,982
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets       145,694          24,536          91,905          135,619          118,724
NET ASSETS
              Beginning of period                             -               -               -                -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
              End of period                         $     145,694  $       24,536   $      91,905   $      135,619   $      118,724
                                                   ============== ================ =============== ================ ================

                                                                                     PHOENIX-                           PHOENIX-
                                                      PHOENIX-       PHOENIX-        ENGEMANN         PHOENIX-          GOODWIN
                                                      ENGEMANN       ENGEMANN         SMALL &         GOODWIN         MULTI-SECTOR
                                                      CAPITAL          NIFTY          MID-CAP          MONEY             FIXED
                                                      GROWTH           FIFTY          GROWTH           MARKET            INCOME
                                                    SUBACCOUNT(3)   SUBACCOUNT(5)   SUBACCOUNT(2)   SUBACCOUNT(10)    SUBACCOUNT(8)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM OPERATIONS
              Net investment income (loss)          $      (2,825) $         (479)  $        (919)  $        4,395   $        8,026
              Net realized gain (loss)                      6,397             187             867              -                (97)
              Net unrealized appreciation
                (depreciation)                            (39,556)         (5,547)         (2,477)             -             (5,529)
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) resulting
                from operations                           (35,984)         (5,839)         (2,529)           4,395            2,400
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
              Participant deposits                        722,696          61,343         114,993        1,339,923           69,305
              Participant transfers                       124,279          53,340          73,137         (207,531)         159,994
              Participant withdrawals                      (1,681)            -              (968)         (31,313)              --
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net
                assets resulting from participant
                transactions                              845,294         114,683         187,162        1,101,079          229,299
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets       809,310         108,844         184,633        1,105,474          231,699
NET ASSETS
                       Beginning of period                    -               -               -                -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
                       End of period                $     809,310  $      108,844   $     184,633   $    1,105,474   $      231,699
                                                   ============== ================ =============== ================ ================

                                                                    PHOENIX-J.P.
                                                      PHOENIX-        MORGAN           PHOENIX-         PHOENIX-
                                                     HOLLISTER       RESEARCH           JANUS           JANUS           PHOENIX-
                                                       VALUE         ENHANCED           CORE           FLEXIBLE           JANUS
                                                      EQUITY          INDEX            EQUITY           INCOME           GROWTH
                                                    SUBACCOUNT(1)  SUBACCOUNT(2)    SUBACCOUNT(4)   SUBACCOUNT(19)   SUBACCOUNT(11)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM OPERATIONS
              Net investment income (loss)          $        252   $          (56)  $         144   $          908   $         (983)
              Net realized gain (loss)                      (793)             160              81              363              373
              Net unrealized appreciation
                (depreciation)                           (23,191)          (3,155)         (1,553)          (1,526)         (12,840)
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) resulting
                 from operations                         (23,732)          (3,051)         (1,328)            (255)         (13,450)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
              Participant deposits                       296,834           43,889          61,793           18,632          109,324
              Participant transfers                       66,353            9,878          29,889           32,164           96,080
              Participant withdraws                       (3,499)             -            (1,052)            (662)            (789)
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net
                assets resulting from participant
                transactions                             359,688           53,767          90,630           50,134          204,615
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets      335,956           50,716          89,302           49,879          191,165
NET ASSETS
              Beginning of period                            -               -               -                -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
              End of period                            $ 335,956   $       50,716   $      89,302   $       49,879   $      191,165
                                                   ============== ================ =============== ================ ================

                                                                                                       PHOENIX-         PHOENIX-
                                                                      PHOENIX-        PHOENIX-          SANFORD         SANFORD
                                                     PHOENIX-         OAKHURST        OAKHURST         BERNSTEIN        BERNSTEIN
                                                     OAKHURST        GROWTH AND       STRATEGIC         GLOBAL           MID-CAP
                                                     BALANCED          INCOME         ALLOCATION        VALUE             VALUE
                                                   SUBACCOUNT(15)   SUBACCOUNT(4)   SUBACCOUNT(13)  SUBACCOUNT(14)    SUBACCOUNT(2)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM OPERATIONS
              Net investment income (loss)          $      2,939   $         (422)  $       3,375   $          103   $        1,388
              Net realized gain (loss)                     2,244              665           2,641              348            1,800
              Net unrealized appreciation
                (depreciation)                             4,458           (8,664)          4,816           (1,581)          35,463
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) resulting
                from operations                            9,641           (8,421)         10,832           (1,130)          38,651
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
              Participant deposits                       409,916          289,924         305,211           51,397          284,889
              Participant transfers                      112,595          132,932         162,264           18,891           48,965
              Participant withdrawals                     (2,312)            (660)        (12,017)          (1,651)          (2,179)
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net
                assets resulting from participant
                transactions                             520,199          422,196         455,458           68,637          331,675
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets      529,840          413,775         466,290           67,507          370,326
NET ASSETS
                       Beginning of period                   -                -               -                -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
                       End of period                $    529,840   $      413,775   $     466,290   $       67,507   $      370,326
                                                   ============== ================ =============== ================ ================

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGE IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                      PHOENIX-
                                                      SANFORD          PHOENIX-       PHOENIX-
                                                     BERNSTEIN         SENECA          SENECA         AIM V.I.
                                                     SMALL-CAP         MID-CAP        STRATEGIC       CAPITAL           AIM V.I.
                                                       VALUE           GROWTH           THEME       APPRECIATION         VALUE
                                                   SUBACCOUNT(14)   SUBACCOUNT(6)   SUBACCOUNT(3)  SUBACCOUNT(20)    SUBACCOUNT(22)
                                                   -------------- ---------------- --------------- ---------------- ----------------

FROM OPERATIONS
              Net investment income (loss)          $        (60)  $      (1,015)   $      (2,188)  $         (101)  $          (18)
              Net realized gain (loss)                     3,363             (38)           8,220            1,605              787
              Net unrealized appreciation
                (depreciation)                            16,419         (15,485)         (44,511)          (1,443)            (564)
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) resulting
                from operations                           19,722         (16,538)         (38,479)              61              205
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
              Participant deposits                       227,281         159,572          271,123            3,028           24,539
              Participant transfers                       35,348          59,536          141,597           28,003           29,687
              Participant withdrawals                     (3,480)              -           (6,506)               -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets
                resulting from participant
                transactions                             259,149         219,108          406,214           31,031           54,226
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets      278,871         202,570          367,735           31,092           54,431
NET ASSETS
              Beginning of period                            -               -                -                -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
              End of period                         $    278,871   $     202,570    $     367,735   $       31,092   $       54,431
                                                   ============== ================ =============== ================ ================

                                                       ALGER
                                                      AMERICAN                        FEDERATED
                                                      LEVERAGED    DEUTSCHE VIT     FUND FOR U.S.   FEDERATED HIGH        VIP
                                                       ALLCAP         EAFE(R)        GOVERNMENT       INCOME BOND     CONTRAFUND(R)
                                                     PORTFOLIO      EQUITY INDEX    SECURITIES II       FUND II        PORTFOLIO
                                                    SUBACCOUNT(5)  SUBACCOUNT(24)   SUBACCOUNT(7)   SUBACCOUNT(14)   SUBACCOUNT(6)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM OPERATIONS
              Net investment income (loss)          $       (414)  $           (8)  $      (1,240)  $         (520)  $        (524)
              Net realized gain (loss)                       676              -                (9)            (146)            (64)
              Net unrealized appreciation
                (depreciation)                            (2,266)              88           5,719             (340)         (1,614)
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) resulting
                from operations                           (2,004)              80           4,470           (1,006)         (2,202)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
              Participant deposits                        46,038           10,400         117,710           63,323          62,617
              Participant transfers                       22,830              -           128,354            5,820          17,747
              Participant withdrawals                       (109)             -            (8,564)          (2,356)           (159)
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets
                resulting from participant
                transactions                              68,759           10,400         237,500           66,787          80,205
                                                   -------------- ---------------- --------------- ---------------- ----------------
              NET INCREASE (DECREASE) IN NET ASSETS       66,755           10,480         241,970           65,781          78,003
NET ASSETS
              Beginning of period                            -                -               -                -               -
                                                   -------------- ---------------- --------------- ---------------- ----------------
              End of period                         $     66,755   $       10,480   $     241,970   $       65,781   $      78,003
                                                   ============== ================ =============== ================ ================

                                                                                                                       TEMPLETON
                                                     VIP GROWTH                                      TEMPLETON        DEVELOPING
                                                    OPPORTUNITIES   VIT GROWTH      MUTUAL SHARES      ASSET           MARKETS
                                                      PORTFOLIO      PORTFOLIO       SECURITIES       STRATEGY        SECURITIES
                                                    SUBACCOUNT(9)  SUBACCOUNT(2)   SUBACCOUNT(16)   SUBACCOUNT(23)   SUBACCOUNT(18)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM OPERATIONS
              Net investment income (loss)          $       (138)  $         (223)  $           8  $           (9)   $          (31)
              Net realized gain (loss)                        49             (874)            128             -                  28
              Net unrealized appreciation
                (depreciation)                             2,216           (1,323)            220             154               226
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) resulting
                from operations                            2,127           (2,420)            356             145               223
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
              Participant deposits                        23,801           11,465          26,302            6,191            5,284
              Participant transfers                       10,483           26,382           2,954            1,421            7,726
              Participant withdrawals                       (263)            (814)            -                -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets
                resulting from participant
                transactions                              34,021           37,033          29,256            7,612           13,010
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets       36,148           34,613          29,612            7,757           13,233
NET ASSETS
              Beginning of period                            -                -               -                -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
              End of period                         $     36,148   $       34,613   $      29,612   $        7,757   $       13,233
                                                   ============== ================ =============== ================ ================

                                                      TEMPLETON      TEMPLETON                                            WANGER
                                                       GROWTH       INTERNATIONAL     TECHNOLOGY         WANGER       INTERNATIONAL
                                                     SECURITIES      SECURITIES       PORTFOLIO      FOREIGN FORTY       SMALL CAP
                                                    SUBACCOUNT(5)   SUBACCOUNT(7)    SUBACCOUNT(7)   SUBACCOUNT(12)    SUBACCOUNT(5)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM OPERATIONS
              Net investment income (loss)          $        919   $           29   $        (641)  $         (351)  $         (356)
              Net realized gain (loss)                      (842)           1,458           1,393              (22)               -
              Net unrealized appreciation
                (depreciation)                               431           (2,107)            946           (4,398)          (1,851)
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) resulting
                from operations                              508             (620)          1,698           (4,771)          (2,207)
                                                   -------------- ---------------- --------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
              Participant deposits                        16,885           15,820          83,400           39,799           93,627
              Participant transfers                       15,781           45,230          33,000           24,980           23,195
              Participant withdrawals                       (497)              --          (1,785)          (1,390)            (232)
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets
                resulting from participant
                transactions                              32,169           61,050         114,615           63,389          116,590
                                                   -------------- ---------------- --------------- ---------------- ----------------
              Net increase (decrease) in net assets       32,677           60,430         116,313           58,618          114,383
NET ASSETS
              Beginning of period                            -                -               -                -                -
                                                   -------------- ---------------- --------------- ---------------- ----------------
              End of period                         $     32,677   $       60,430   $      116,313  $       58,618   $      114,383
                                                   ============== ================ =============== ================ ================

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGE IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                     WANGER U.S.
                                                    WANGER TWENTY     SMALL CAP
                                                    SUBACCOUNT(17)  SUBACCOUNT(5)
                                                   --------------- ---------------
FROM OPERATIONS
              Net investment income (loss)          $         (42)  $      (1,184)
              Net realized gain (loss)                        -               178
              Net unrealized appreciation
                (depreciation)                                868          18,252
                                                   --------------- ---------------
              Net increase (decrease) resulting
                from operations                               826          17,246
                                                   --------------- ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
              Participant deposits                          8,300         196,241
              Participant transfers                         3,640          76,008
              Participant withdrawals                         -               -
                                                   --------------- ---------------
              Net increase (decrease) in net assets
                resulting from participant
                transactions                               11,940         272,249
                                                   --------------- ---------------
              Net increase (decrease) in net assets        12,766         289,495
NET ASSETS
              Beginning of period                             -               -
                                                   --------------- ---------------
              End of period                         $      12,766   $     289,495
                                                   =============== ===============




Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2001


(1)   From inception January 31, 2001 to December 31, 2001
(2)   From inception February 1, 2001 to December 31, 2001
(3)   From inception February 13, 2001 to December 31, 2001
(4)   From inception February 15, 2001 to December 31, 2001
(5)   From inception February 22, 2001 to December 31, 2001
(6)   From inception February 27, 2001 to December 31, 2001
(7)   From inception March 2, 2001 to December 31, 2001
(8)   From inception March 5, 2001 to December 31, 2001
(9)   From inception March 9, 2001 to December 31, 2001
(10)  From inception March 19, 2001 to December 31, 2001
(11)  From inception March 23, 2001 to December 31, 2001
(12)  From inception March 26, 2001 to December 31, 2001
(13)  From inception March 28, 2001 to December 31, 2001
(14)  From inception April 4, 2001 to December 31, 2001
(15)  From inception April 5, 2001 to December 31, 2001
(16)  From inception April 20, 2001 to December 31, 2001
(17)  From inception April 25, 2001 to December 31, 2001
(18)  From inception May 2, 2001 to December 31, 2001
(19)  From inception May 14, 2001 to December 31, 2001
(20)  From inception May 30, 2001 to December 31, 2001
(21)  From inception June 25, 2001 to December 31, 2001
(22)  From inception July 23, 2001 to December 31, 2001
(23)  From inception November 2, 2001 to December 31, 2001
(24)  From inception December 11, 2001 to December 31, 2001

                        See Notes to Financial Statements

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
   The Phoenix Life Variable Accumulation Account (the "Account"), is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 21, 1982.The Account currently consists of 55 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Scudder VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2002, all subaccounts were available for investment.
   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account ("GIA").
   The investment objectives as listed below in no way conflict with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------ --------------------------------------------------------------
SERIES NAME                                                  INVESTMENT OBJECTIVE
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Aberdeen International Series                        High total return consistent with reasonable risk.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                             Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                            Long-term growth of capital.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series             Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                               Track the total return of the Dow Jones Industrial
                                                             Average(SM) before fund expenses.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series                  Track the total return of the Nasdaq-100 Index(R) before
                                                             fund expenses.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series          Capital appreciation and income with approximately
                                                             equal emphasis.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                       Intermediate and long-term growth of capital appreciation, with income as a secondary consideration.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series               Long-term growth of capital.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Goodwin Money Market Series                          As high a level of current income as is consistent with
                                                             the preservation of capital and  maintenance of liquidity.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series             Long-term total return.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Hollister Value Equity Series                        Long-term capital appreciation. The series has a secondary investment objective to seek current income.
------------------------------------------------------------ --------------------------------------------------------------
                                                             High total return by investing in a broadly diversified
                                                             portfolio of equity securities of large and medium
Phoenix-J.P. Morgan Research Enhanced Index Series           capitalization companies within the market sectors found in the S&P 500.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Janus Flexible Income Series                         Maximum total return consistent with the preservation of
                                                             capital.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Janus Growth Series                                  Long-term growth of capital in a manner consistent with the preservation of capital.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                          Long-term capital appreciation with dividend income as
                                                             a secondary consideration.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                 Long-term capital appreciation with dividend income as
                                                             a secondary consideration.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lazard International Equity Select Series            Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                        Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                         Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                    High current income and long-term capital appreciation to
                                                             produce a high total return.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                   Capital appreciation with income as a secondary
                                                             consideration.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                     Capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                    Long-term growth of capital and future income rather than
                                                             current income.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-MFS Investors Trust Series                           Long-term growth of capital and secondarily to provide
                                                             reasonable current income.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-MFS Value Series                                     Capital appreciation and reasonable income.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                    Dividend growth, current income and capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                 High total return over an extended period of time consistent with prudent investment risk.
------------------------------------------------------------ --------------------------------------------------------------

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------ --------------------------------------------------------------
SERIES NAME                                                  INVESTMENT OBJECTIVE
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                Long-term capital growth through investment in equity
                                                             securities of foreign and U.S. companies.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series               Long-term capital appreciation. Current income is a secondary investment objective.
------------------------------------------------------------ --------------------------------------------------------------
                                                             Long-term capital appreciation by investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value Series             small capitalization stocks that appear to be undervalued.
                                                             Current income is a secondary investment objective.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                         Capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                        Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series        Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                       Capital appreciation by investing primarily in equity
                                                             securities.
------------------------------------------------------------ --------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                           Growth of capital.
------------------------------------------------------------ --------------------------------------------------------------
AIM V.I. Premier Equity Fund                                 Long-term growth of capital with income as a secondary
                                                             objective.
------------------------------------------------------------ --------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                    Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Federated Fund for U.S. Government Securities II             Current income.
------------------------------------------------------------ --------------------------------------------------------------
Federated High Income Bond Fund II                           High current income.
------------------------------------------------------------ --------------------------------------------------------------
VIP Contrafund(R) Portfolio                                  Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
VIP Growth Opportunities Portfolio                           Capital growth.
------------------------------------------------------------ --------------------------------------------------------------
VIP Growth Portfolio                                         Capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Mutual Shares Securities Fund                                Capital appreciation with income as a secondary objective.
------------------------------------------------------------ --------------------------------------------------------------
Templeton Developing Markets Securities Fund                 Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Templeton Foreign Securities Fund                            Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Templeton Global Asset Allocation Fund                       High total return.
------------------------------------------------------------ --------------------------------------------------------------
Templeton Growth Securities Fund                             Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
                                                             Replicate, as closely as possible, before expenses, the
Scudder VIT EAFE(R) Equity Index Fund                        performance of the EAFE(R) Index which measures
                                                             international stock market performance.
------------------------------------------------------------ --------------------------------------------------------------
                                                             Replicate, as closely as possible, before expenses, the
Scudder VIT Equity 500 Index Fund                            performance of the Standard & Poor's 500 Index which
                                                             emphasizes stocks of large U.S. companies.
------------------------------------------------------------ --------------------------------------------------------------
                                                             Long-term capital appreciation by investing primarily
Technology Portfolio                                         in equity securities of  companies that the Adviser expects will benefit from their involvement in technology-related
                                                             industries.
------------------------------------------------------------ --------------------------------------------------------------
Wanger Foreign Forty                                         Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Wanger International Small Cap                               Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Wanger Twenty                                                Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Wanger U.S. Smaller Companies                                Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

    A. VALUATION OF INVESTMENTS: Investments are made exclusively in the funds and are valued at the net asset values per share of the respective series.

    B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the funds as well as gains and losses on sales of shares in the funds determined on the LIFO (last in, first out) basis.

    C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

    D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

    E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles adopted or in effect in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2002, there were no contracts in the payout (annuitization) period.

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
   Purchases and sales of shares of the Funds for the period ended December 31, 2002 aggregated the following:

SUBACCOUNT                                                                 PURCHASES                                 SALES
----------                                                                 ---------                                 -----
The Phoenix Edge Series Fund
   Phoenix-Aberdeen International Series                               $             137,655                $              9,570
   Phoenix-Aberdeen New Asia Series                                                   13,968                               1,217
   Phoenix-AIM Mid-Cap Equity Series                                                 112,620                               2,841
   Phoenix-Deutsche Dow 30 Series                                                    185,704                               6,740
   Phoenix-Deutsche Nasdaq-100 Index(R) Series                                       115,845                              14,988
   Phoenix-Duff & Phelps Real Estate Securities Series                               200,829                              96,115
   Phoenix-Engemann Capital Growth Series                                            797,466                             252,329
   Phoenix-Engemann Small & Mid-Cap Growth Series                                    155,426                              44,854
   Phoenix-Goodwin Money Market Series                                             1,161,710                           1,466,728
   Phoenix-Goodwin Multi-Sector Fixed Income Series                                  406,498                              59,834
   Phoenix-Hollister Value Equity Series                                             488,427                              81,054
   Phoenix-J.P. Morgan Research Enhanced Index Series                                 26,978                               5,281
   Phoenix-Janus Flexible Income Series                                               96,278                              27,489
   Phoenix-Janus Growth Series                                                       247,999                              70,498
   Phoenix-Kayne Large-Cap Core Series                                                11,817                                  31
   Phoenix-Lazard Small-Cap Value Series                                              11,805                                  30
   Phoenix-MFS Investors Growth Stock Series                                          12,850                                  84
   Phoenix-MFS Investors Trust Series                                                 34,467                              18,821
   Phoenix-MFS Value Series                                                           41,724                                 282
   Phoenix-Oakhurst Growth and Income Series                                         376,996                             129,466
   Phoenix-Oakhurst Strategic Allocation Series                                    1,336,000                             281,987
   Phoenix-Sanford Bernstein Global Value Series                                      38,150                              26,464
   Phoenix-Sanford Bernstein Mid-Cap Value Series                                    271,786                              89,589
   Phoenix-Sanford Bernstein Small-Cap Value Series                                  214,037                              70,557
   Phoenix-Seneca Mid-Cap Growth Series                                              171,967                              40,196
   Phoenix-Seneca Strategic Theme Series                                             193,468                              52,299
   Phoenix-Van Kampen Focus Equity Series                                              8,100                              7,507

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                                 PURCHASES                                 SALES
----------                                                                 ---------                                 -----
AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund                                  $              97,199                $              4,627
   AIM V.I. Premier Equity Fund                                                       52,600                              35,569

The Alger American Fund
   Alger American Leveraged AllCap Portfolio                                          78,403                               2,974

Federated Insurance Series
   Federated Fund for U.S. Government Securities II                                  617,383                              72,749
   Federated High Income Bond Fund II                                                 78,197                              17,235

Fidelity(R) Variable Insurance Products
   VIP Contrafund(R) Portfolio                                                       105,645                              29,029
   VIP Growth Opportunities Portfolio                                                 43,739                              11,126
   VIP Growth Portfolio                                                               98,259                              27,085

Franklin Templeton Variable Insurance Products Trust -- Class 2
   Mutual Shares Securities Fund                                                      39,759                               9,534
   Templeton Developing Markets Securities Fund                                        5,708                               1,397
   Templeton Foreign Securities Fund                                                  54,602                               8,882
   Templeton Global Asset Allocation Fund                                             13,548                                 244
   Templeton Growth Securities Fund                                                   51,236                              14,358

Scudder VIT Funds
   Scudder VIT EAFE(R) Equity Index Fund                                              13,131                                 259
   Scudder VIT Equity 500 Index Fund                                                  22,511                                 476

The Universal Institutional Funds, Inc.
   Technology Portfolio                                                              127,466                              10,967

Wanger Advisors Trust
   Wanger Foreign Forty                                                               31,308                              16,451
   Wanger International Small Cap                                                    222,467                              80,938
   Wanger Twenty                                                                      99,729                               4,012
   Wanger U.S. Smaller Companies                                                     558,127                             135,489

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES
   A summary of Financial Highlights of the Account for the periods ended December 31, 2002 and 2001 follows:

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
THE PHOENIX EDGE SERIES FUND
   PHOENIX-ABERDEEN INTERNATIONAL SERIES(8)
   Units                                                                                   342,892     180,075
   Unit Value, end of period                                                             $0.680658   $0.809076
   Net assets, end of period (thousands)                                                      $233        $146
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.01%)     (1.26%)(30)
   Total return                                                                           (15.87%)    (19.09%)


   PHOENIX-ABERDEEN NEW ASIA SERIES(21)
   Units                                                                                    34,700      24,002
   Unit Value, end of period                                                             $1.068924   $1.022291
   Net assets, end of period (thousands)                                                       $37         $25
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        1.34%       5.38%(30)
   Total return                                                                              4.56%       1.67%


   PHOENIX-AIM MID-CAP EQUITY SERIES(25)
   Units                                                                                   100,993           -
   Unit Value, end of period                                                             $0.935567           -
   Net assets, end of period (thousands)                                                       $94           -
   Mortality and Expense fees as a % of average net assets                                   1.25%(30)       -
   Net investment income as a % of average net assets                                      (1.23%)(30)       -
   Total return                                                                           (11.66%)           -


   PHOENIX-DEUTSCHE DOW 30 SERIES(4)
   Units                                                                                   296,303      99,096
   Unit Value, end of period                                                             $0.773885   $0.927437
   Net assets, end of period (thousands)                                                      $229         $92
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        0.15%       1.14%(30)
   Total return                                                                           (16.56%)     (7.26%)


   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES(13)
   Units                                                                                   275,782     151,394
   Unit Value, end of period                                                             $0.552187   $0.895815
   Net assets, end of period (thousands)                                                      $152        $136
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.21%)     (1.25%)(30)
   Total return                                                                           (38.36%)    (10.42%)

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(18)
   Units                                                                                   192,198     109,789
   Unit Value, end of period                                                             $1.196894   $1.081390
   Net assets, end of period (thousands)                                                      $230        $119
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        2.77%       7.66%(30)
   Total return                                                                             10.68%       8.14%


   PHOENIX-ENGEMANN CAPITAL GROWTH SERIES(3)
   Units                                                                                 2,013,734   1,156,942
   Unit Value, end of period                                                             $0.519391   $0.699519
   Net assets, end of period (thousands)                                                    $1,046        $809
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.22%)     (1.25%)(30)
   Total return                                                                           (25.75%)    (30.05%)


   PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES(2)
   Units                                                                                   452,916     270,155
   Unit Value, end of period                                                             $0.480472   $0.683434
   Net assets, end of period (thousands)                                                      $218        $185
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.22%)     (1.21%)(30)
   Total return                                                                           (29.70%)    (31.66%)


   PHOENIX-GOODWIN MONEY MARKET SERIES(10)
   Units                                                                                   788,235   1,089,861
   Unit Value, end of period                                                             $1.015869   $1.014326
   Net assets, end of period (thousands)                                                      $801      $1,105
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        0.17%       1.31%(30)
   Total return                                                                              0.15%       1.43%


   PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES(8)
   Units                                                                                   540,799     230,255
   Unit Value, end of period                                                             $1.093056   $1.006272
   Net assets, end of period (thousands)                                                      $591        $232
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        6.19%      12.33%(30)
   Total return                                                                              8.62%       0.63%

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
   PHOENIX-HOLLISTER VALUE EQUITY SERIES(1)
   Units                                                                                   927,388     398,953
   Unit Value, end of period                                                             $0.649171   $0.842094
   Net assets, end of period (thousands)                                                      $602        $336
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.18%)       0.16%(30)
   Total return                                                                           (22.91%)    (15.79%)


   PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES(2)
   Units                                                                                    91,083      60,888
   Unit Value, end of period                                                             $0.627711   $0.832947
   Net assets, end of period (thousands)                                                       $57         $51
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.23%)     (0.21%)(30)
   Total return                                                                           (24.64%)    (16.71%)


   PHOENIX-JANUS FLEXIBLE INCOME SERIES(19)
   Units                                                                                   108,483      47,672
   Unit Value, end of period                                                             $1.142917   $1.046298
   Net assets, end of period (thousands)                                                      $124         $50
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        3.51%       6.48%(30)
   Total return                                                                              9.23%       4.63%


   PHOENIX-JANUS GROWTH SERIES(11)
   Units                                                                                   398,831     206,518
   Unit Value, end of period                                                             $0.650453   $0.925657
   Net assets, end of period (thousands)                                                      $261        $191
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.22%)     (1.26%)(30)
   Total return                                                                           (29.73%)     (7.43%)


   PHOENIX-KAYNE LARGE-CAP CORE SERIES(29)
   Units                                                                                    11,985           -
   Unit Value, end of period                                                             $0.960802           -
   Net assets, end of period (thousands)                                                       $12           -
   Mortality and Expense fees as a % of average net assets                                   1.25%(30)       -
   Net investment income as a % of average net assets                                      (0.50%)(30)       -
   Total return                                                                            (2.72%)           -

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
   PHOENIX-LAZARD SMALL-CAP VALUE SERIES(29)
   Units                                                                                    11,574           -
   Unit Value, end of period                                                             $0.974076           -
   Net assets, end of period (thousands)                                                       $11           -
   Mortality and Expense fees as a % of average net assets                                   1.25%(30)       -
   Net investment income as a % of average net assets                                      (0.89%)(30)       -
   Total return                                                                            (4.54%)           -


   PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(26)
   Units                                                                                    15,521           -
   Unit Value, end of period                                                             $0.761494           -
   Net assets, end of period (thousands)                                                       $12           -
   Mortality and Expense fees as a % of average net assets                                   1.25%(30)       -
   Net investment income as a % of average net assets                                      (1.23%)(30)       -
   Total return                                                                           (23.33%)           -


   PHOENIX-MFS INVESTORS TRUST SERIES(25)
   Units                                                                                    15,467           -
   Unit Value, end of period                                                             $0.813610           -
   Net assets, end of period (thousands)                                                       $13           -
   Mortality and Expense fees as a % of average net assets                                   1.25%(30)       -
   Net investment income as a % of average net assets                                      (0.64%)(30)       -
   Total return                                                                           (21.95%)           -


   PHOENIX-MFS VALUE SERIES(25)
   Units                                                                                    42,070           -
   Unit Value, end of period                                                             $0.897578           -
   Net assets, end of period (thousands)                                                       $38           -
   Mortality and Expense fees as a % of average net assets                                   1.25%(30)       -
   Net investment income as a % of average net assets                                        0.34%(30)       -
   Total return                                                                           (14.93%)           -


   PHOENIX-OAKHURST GROWTH AND INCOME SERIES(4)
   Units                                                                                   729,663     459,997
   Unit Value, end of period                                                             $0.688278   $0.899516
   Net assets, end of period (thousands)                                                      $502        $414
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.33%)     (0.25%)(30)
   Total return                                                                           (23.48%)    (10.05%)

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
   PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES(13)
   Units                                                                                 1,448,214     445,865
   Unit Value, end of period                                                             $0.913167   $1.045808
   Net assets, end of period (thousands)                                                    $1,322        $466
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        1.74%       1.98%(30)
   Total return                                                                           (12.68%)       4.58%


   PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES(14)
   Units                                                                                    79,667      66,925
   Unit Value, end of period                                                             $0.851949   $1.008694
   Net assets, end of period (thousands)                                                       $68         $68
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.24%)       0.26%(30)
   Total return                                                                           (15.54%)       0.87%


   PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(2)
   Units                                                                                   436,903     314,707
   Unit Value, end of period                                                             $1.062664   $1.176734
   Net assets, end of period (thousands)                                                      $464        $370
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.32%)       0.86%(30)
   Total return                                                                            (9.69%)      17.67%


   PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(14)
   Units                                                                                   346,887     238,274
   Unit Value, end of period                                                             $1.057083   $1.170378
   Net assets, end of period (thousands)                                                      $367        $279
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.75%)     (0.05%)(30)
   Total return                                                                            (9.68%)      17.04%


   PHOENIX-SENECA MID-CAP GROWTH SERIES(6)
   Units                                                                                   442,677     258,325
   Unit Value, end of period                                                             $0.522686   $0.784171
   Net assets, end of period (thousands)                                                      $231        $203
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.22%)     (1.25%)(30)
   Total return                                                                           (33.35%)    (21.58%)

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
 PHOENIX-SENECA STRATEGIC THEME SERIES(3)
   Units                                                                                   732,269     507,345
   Unit Value, end of period                                                             $0.465376   $0.724822
   Net assets, end of period (thousands)                                                      $341        $368
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.22%)     (1.25%)(30)
   Total return                                                                           (35.79%)    (27.52%)


AIM VARIABLE INSURANCE FUNDS
   AIM V.I. CAPITAL APPRECIATION FUND(20)
   Units                                                                                   154,706      35,547
   Unit Value, end of period                                                             $0.653363   $0.874679
   Net assets, end of period (thousands)                                                      $101         $31
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.22%)     (1.28%)(30)
   Total return                                                                           (25.30%)    (12.53%)


   AIM V.I. PREMIER EQUITY FUND(22)
   Units                                                                                    76,939      57,991
   Unit Value, end of period                                                             $0.646408   $0.938597
   Net assets, end of period (thousands)                                                       $50         $54
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.85%)     (0.33%)(30)
   Total return                                                                           (31.13%)     (5.10%)


THE ALGER AMERICAN FUND
   ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO(5)
   Units                                                                                   170,830      72,672
   Unit Value, end of period                                                             $0.599490   $0.918580
   Net assets, end of period (thousands)                                                      $102         $67
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.21%)     (1.26%)(30)
   Total return                                                                           (34.74%)     (8.14%)


FEDERATED INSURANCE SERIES
   FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II(7)
   Units                                                                                   742,358     233,388
   Unit Value, end of period                                                             $1.116435   $1.036767
   Net assets, end of period (thousands)                                                      $829        $242
   Mortality and Expense fees as a % of average net assets                                   1.25%        1.25(30)
   Net investment income as a % of average net assets                                        0.75%     (1.07%)(30)
   Total return                                                                              7.68%       3.68%

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
   FEDERATED HIGH INCOME BOND FUND II(14)
   Units                                                                                   121,872      67,433
   Unit Value, end of period                                                             $0.976689   $0.975510
   Net assets, end of period (thousands)                                                      $119         $66
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        5.84%     (1.26%)(30)
   Total return                                                                              0.12%     (2.45%)


FIDELITY(R) VARIABLE INSURANCE PRODUCTS
   VIP CONTRAFUND(R) PORTFOLIO(6)
   Units                                                                                   164,563      83,214
   Unit Value, end of period                                                             $0.838417   $0.937375
   Net assets, end of period (thousands)                                                      $138         $78
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.74%)     (1.26%)(30)
   Total return                                                                           (10.56%)     (6.26%)


   VIP GROWTH OPPORTUNITIES PORTFOLIO(9)
   Units                                                                                    76,179      39,445
   Unit Value, end of period                                                             $0.706610   $0.916414
   Net assets, end of period (thousands)                                                       $54         $36
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.65%)     (1.27%)(30)
   Total return                                                                           (22.89%)     (8.36%)


   VIP GROWTH PORTFOLIO(2)
   Units                                                                                   143,140      43,862
   Unit Value, end of period                                                             $0.543927   $0.789144
   Net assets, end of period (thousands)                                                       $78         $35
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.14%)     (1.26%)(30)
   Total return                                                                           (31.07%)    (21.09%)


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
   MUTUAL SHARES SECURITIES FUND(16)
   Units                                                                                    59,763      29,715
   Unit Value, end of period                                                             $0.867863   $0.996559
   Net assets, end of period (thousands)                                                       $52         $30
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (0.34%)       0.18%(30)
   Total return                                                                           (12.91%)     (0.34%)

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
   TEMPLETON DEVELOPING MARKETS SECURITIES FUND(18)
   Units                                                                                    18,104      14,017
   Unit Value, end of period                                                             $0.930874   $0.944043
   Net assets, end of period (thousands)                                                       $17         $13
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        0.24%     (1.02%)(30)
   Total return                                                                            (1.39%)     (5.60%)


   TEMPLETON FOREIGN SECURITIES FUND(7)
   Units                                                                                   128,379      71,062
   Unit Value, end of period                                                             $0.683868   $0.850381
   Net assets, end of period (thousands)                                                       $88         $60
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        0.37%       0.20%(30)
   Total return                                                                           (19.58%)    (14.96%)


   TEMPLETON GLOBAL ASSET ALLOCATION FUND(23)
   Units                                                                                    21,894       8,104
   Unit Value, end of period                                                             $0.903792   $0.957242
   Net assets, end of period (thousands)                                                       $20          $8
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        0.55%     (1.29%)(30)
   Total return                                                                            (5.58%)       4.97%


   TEMPLETON GROWTH SECURITIES FUND(5)
   Units                                                                                    69,978      33,255
   Unit Value, end of period                                                             $0.790902   $0.982596
   Net assets, end of period (thousands)                                                       $55         $33
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        1.34%       9.20%(30)
   Total return                                                                           (19.51%)     (1.74%)


SCUDDER VIT FUNDS
   SCUDDER VIT EAFE(R) EQUITY INDEX FUND(24)
   Units                                                                                    26,956      11,783
   Unit Value, end of period                                                             $0.688580   $0.889380
   Net assets, end of period (thousands)                                                       $18         $10
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                        0.14%     (1.35%)(30)
   Total return                                                                           (22.58%)       0.77%

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
   SCUDDER VIT EQUITY 500 INDEX FUND(27)
   Units                                                                                    21,466           -
   Unit Value, end of period                                                             $0.816102           -
   Net assets, end of period (thousands)                                                       $18           -
   Mortality and Expense fees as a % of average net assets                                   1.25%(30)       -
   Net investment income as a % of average net assets                                        1.43%(30)       -
   Total return                                                                           (24.72%)           -


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   TECHNOLOGY PORTFOLIO(7)
   Units                                                                                   410,718     172,181
   Unit Value, end of period                                                             $0.340415   $0.675527
   Net assets, end of period (thousands)                                                      $140        $116
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.19%)     (1.25%)(30)
   Total return                                                                           (49.61%)    (32.45%)


WANGER ADVISORS TRUST
   WANGER FOREIGN FORTY(12)
   Units                                                                                    84,096      64,983
   Unit Value, end of period                                                             $0.754541   $0.902041
   Net assets, end of period (thousands)                                                       $63         $59
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.25%)     (1.25%)(30)
   Total return                                                                           (16.35%)     (9.80%)


   WANGER INTERNATIONAL SMALL CAP(5)
   Units                                                                                   327,424     145,281
   Unit Value, end of period                                                             $0.669937   $0.787327
   Net assets, end of period (thousands)                                                      $219        $114
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.25%)     (1.18%)(30)
   Total return                                                                           (14.91%)    (21.27%)


   WANGER TWENTY(17)
   Units                                                                                   102,562      11,217
   Unit Value, end of period                                                             $1.038240   $1.138094
   Net assets, end of period (thousands)                                                      $106         $13
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.24%)     (1.27%)(30)
   Total return                                                                            (8.77%)      13.81%

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                               PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                       ------------------------
                                                                                            2002        2001
                                                                                       ------------ -----------
   WANGER U.S. SMALLER COMPANIES(5)
   Units                                                                                   666,797     263,760
   Unit Value, end of period                                                             $0.901647   $1.097569
   Net assets, end of period (thousands)                                                      $601        $289
   Mortality and Expense fees as a % of average net assets                                   1.25%       1.25%(30)
   Net investment income as a % of average net assets                                      (1.24%)     (1.27%)(30)
   Total return                                                                           (17.85%)       9.76%















(1) From inception January 31, 2001 to December 31, 2001.
(2) From inception February 1, 2001 to December 31, 2001.
(3) From inception February 13, 2001 to December 31, 2001.
(4) From inception February 15, 2001 to December 31, 2001.
(5) From inception February 22, 2001 to December 31, 2001.
(6) From inception February 27, 2001 to December 31, 2001.
(7) From inception March 2, 2001 to December 31, 2001.
(8) From inception March 5, 2001 to December 31, 2001.
(9) From inception March 9, 2001 to December 31, 2001.
(10) From inception March 19, 2001 to December 31, 2001.
(11) From inception March 23, 2001 to December 31, 2001.
(12) From inception March 26, 2001 to December 31, 2001.
(13) From inception March 28, 2001 to December 31, 2001.
(14) From inception April 4, 2001 to December 31, 2001.
(15) From inception April 5, 2001 to December 31, 2001.
(16) From inception April 20, 2001 to December 31, 2001.
(17) From inception April 25, 2001 to December 31, 2001.
(18) From inception May 2, 2001 to December 31, 2001.
(19) From inception May 14, 2001 to December 31, 2001.
(20) From inception May 30, 2001 to December 31, 2001.
(21) From inception June 25, 2001 to December 31, 2001.
(22) From inception July 23, 2001 to December 31, 2001.
(23) From inception November 2, 2001 to December 31, 2001.
(24) From inception December 11, 2001 to December 31, 2001.
(25) From inception January 2, 2002 to December 31, 2002.
(26) From inception February 8, 2002 to December 31, 2002.
(27) From inception March 19, 2002 to December 31, 2002.
(28) From inception July 3, 2002 to December 31, 2002.
(29) From inception September 9, 2002 to December 31, 2002.
(30) Annualized.

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE
PERIOD ENDED DECEMBER 31, 2002


                                                                                  SUBACCOUNT
                                              --------------------------------------------------------------------------------------
                                               PHOENIX-ABERDEEN       PHOENIX- ASIA          PHOENIX-AIM         PHOENIX-DEUTSCHE
                                                INTERNATIONAL          ABERDEEN NEW         MID-CAP EQUITY            DOW 30
                                                    SERIES                SERIES                SERIES                SERIES
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                   180,075                24,002                   -                   99,096
Participant deposits                                     140,428                 1,283                73,369                 34,529
Participant transfers                                     25,882                11,791                29,698                163,025
Participant withdrawals                                   (3,493)               (2,376)               (2,074)                  (347)
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                         342,892                34,700               100,993                296,303
                                              ======================================================================================

                                                                         PHOENIX-
                                               PHOENIX-DEUTSCHE       DUFF & PHELPS       PHOENIX-ENGEMANN       PHOENIX-ENGEMANN
                                                  NASDAQ-100           REAL ESTATE             CAPITAL           SMALL & MID-CAP
                                               INDEX(R) SERIES      SECURITIES SERIES       GROWTH SERIES         GROWTH SERIES
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                   151,394               109,789             1,156,942                270,155
Participant deposits                                      37,188                57,527               758,156                143,599
Participant transfers                                    107,966                29,651               183,846                 40,367
Participant withdrawals                                  (20,766)               (4,769)              (85,210)                (1,205)
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                         275,782               192,198             2,013,734                452,916
                                              ======================================================================================

                                                                                                                   PHOENIX-J.P.
                                               PHOENIX-GOODWIN       PHOENIX-GOODWIN      PHOENIX-HOLLISTER      MORGAN RESEARCH
                                                 MONEY MARKET       MULTI-SECTOR FIXED          VALUE             ENHANCED INDEX
                                                    SERIES            INCOME SERIES         EQUITY SERIES             SERIES
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                 1,089,861               230,255               398,953                 60,888
Participant deposits                                     661,841               256,110               424,386                 23,587
Participant transfers                                   (962,407)               55,572               119,327                  6,780
Participant withdrawals                                   (1,060)               (1,138)              (15,278)                  (172)
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                         788,235               540,799               927,388                 91,083
                                              ======================================================================================

                                                PHOENIX-JANUS                               PHOENIX-KAYNE         PHOENIX-LAZARD
                                               FLEXIBLE INCOME        PHOENIX-JANUS           LARGE-CAP          SMALL-CAP VALUE
                                                    SERIES            GROWTH SERIES          CORE SERIES              SERIES
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                    47,672               206,518                   -                      -
Participant deposits                                      16,937                44,186                10,917                 10,541
Participant transfers                                     46,184               153,234                 1,068                  1,033
Participant withdrawals                                   (2,310)               (5,107)                  -                      -
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                         108,483               398,831                11,985                 11,574
                                              ======================================================================================

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE
PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                  SUBACCOUNT
                                              --------------------------------------------------------------------------------------
                                                 PHOENIX-MFS           PHOENIX-MFS                               PHOENIX-OAKHURST
                                               INVESTORS GROWTH          INVESTORS            PHOENIX-MFS            GROWTH AND
                                                 STOCK SERIES          TRUST SERIES          VALUE SERIES         INCOME SERIES
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                         -                     -                     -                459,997
Participant deposits                                       3,032                 5,214                 1,491                257,590
Participant transfers                                     12,489                10,255                40,585                 13,962
Participant withdrawals                                        -                    (2)                   (6)                (1,886)
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                          15,521                15,467                42,070                729,663
                                              ======================================================================================

                                                                     PHOENIX-SANFORD       PHOENIX-SANFORD       PHOENIX-SANFORD
                                               PHOENIX-OAKHURST         BERNSTEIN             BERNSTEIN             BERNSTEIN
                                                  STRATEGIC            GLOBAL VALUE         MID-CAP VALUE        SMALL-CAP VALUE
                                              ALLOCATION SERIES           SERIES                SERIES                SERIES
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                   445,865                66,925               314,707                238,274
Participant deposits                                     496,365                 7,888                90,663                 75,706
Participant transfers                                    534,543                 6,725                38,185                 40,135
Participant withdrawals                                  (28,559)               (1,871)               (6,652)                (7,228)
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                       1,448,214                79,667               436,903                346,887
                                              ======================================================================================

                                                PHOENIX-SENECA        PHOENIX-SENECA         PHOENIX-VAN         AIM V.I. CAPITAL
                                                MID-CAP GROWTH          STRATEGIC            KAMPEN FOCUS          APPRECIATION
                                                    SERIES             THEME SERIES         EQUITY SERIES              FUND
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                   258,325               507,345                     -                 35,547
Participant deposits                                     125,250               112,433                     -                 98,105
Participant transfers                                     79,862               121,126                 2,182                 21,084
Participant withdrawals                                  (20,760)               (8,635)               (2,182)                   (30)
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                         442,677               732,269                     -                154,706
                                              ======================================================================================

                                                                                            FEDERATED FUND
                                                                      ALGER AMERICAN           FOR U.S.           FEDERATED HIGH
                                               AIM V.I. PREMIER         LEVERAGED             GOVERNMENT           INCOME BOND
                                                 EQUITY FUND         ALLCAP PORTFOLIO        SECURITIES II           FUND II
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                    57,991                72,672               233,388                 67,433
Participant deposits                                      14,198                46,775               334,568                 59,620
Participant transfers                                      5,513                51,673               186,827                    572
Participant withdrawals                                     (763)                 (290)              (12,425)                (5,753)
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                          76,939               170,830               742,358                121,872
                                              ======================================================================================

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE
PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                  SUBACCOUNT
                                              --------------------------------------------------------------------------------------
                                                     VIP                VIP GROWTH                                MUTUAL SHARES
                                                CONTRAFUND(R)         OPPORTUNITIES           VIP GROWTH            SECURITIES
                                                  PORTFOLIO             PORTFOLIO             PORTFOLIO                FUND
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                    83,214                39,445                43,862                 29,715
Participant deposits                                       5,894                20,128                23,214                 15,052
Participant transfers                                     75,511                14,614                76,963                 16,057
Participant withdrawals                                      (56)                1,992                  (899)                (1,061)
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                         164,563                76,179               143,140                 59,763
                                              ======================================================================================

                                                  TEMPLETON             TEMPLETON             TEMPLETON             TEMPLETON
                                                  DEVELOPING             FOREIGN             GLOBAL ASSET             GROWTH
                                                   MARKETS              SECURITIES            ALLOCATION            SECURITIES
                                               SECURITIES FUND             FUND                  FUND                  FUND
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                    14,017                71,062                 8,104                 33,255
Participant deposits                                           -                 6,909                 7,902                 22,662
Participant transfers                                      5,362                53,255                 5,896                 14,463
Participant withdrawals                                   (1,275)               (2,847)                   (8)                  (402)
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                          18,104               128,379                21,894                 69,978
                                              ======================================================================================

                                                 SCUDDER VIT
                                                EAFE(R) EQUITY         SCUDDER VIT
                                                    INDEX               EQUITY 500            TECHNOLOGY          WANGER FOREIGN
                                                     FUND               INDEX FUND            PORTFOLIO               FORTY
                                              -------------------   -------------------   -------------------   --------------------
Units outstanding, beginning of period                    11,783                   -                 172,181                 64,983
Participant deposits                                       9,520                 1,594               128,460                  2,128
Participant transfers                                      5,676                20,049               117,890                 15,871
Participant withdrawals                                      (23)                 (177)               (7,813)                 1,114
                                              --------------------------------------------------------------------------------------
Units outstanding, end of period                          26,956                21,466               410,718                 84,096
                                              ======================================================================================

                                                    WANGER                                   WANGER U.S.
                                                INTERNATIONAL             WANGER               SMALLER
                                                  SMALL CAP               TWENTY              COMPANIES
                                              -------------------   -------------------   -------------------
Units outstanding, beginning of period                   145,281                11,217               263,760
Participant deposits                                     150,516                61,441               375,705
Participant transfers                                     37,829                31,895                44,938
Participant withdrawals                                   (6,142)               (1,991)              (17,606)
                                              ---------------------------------------------------------------
Units outstanding, end of period                          327,424            102,562               666,797
                                              ===============================================================

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)

                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED
DECEMBER 31, 2001 (IN UNITS)

                                                                                SUBACCOUNT
                                  -------------------------------------------------------------------------------------------------
                                                                 PHOENIX-      PHOENIX-      PHOENIX-      PHOENIX-
                                     PHOENIX-     PHOENIX-       GOODWIN       DEUTSCHE    DUFF & PHELPS   ENGEMANN      PHOENIX-
                                     ABERDEEN     ABERDEEN     MULTI-SECTOR   NASDAQ-100    REAL ESTATE     CAPITAL      ENGEMANN
                                  INTERNATIONAL   NEW ASIA     FIXED INCOME    INDEX(R)     SECURITIES      GROWTH      NIFTY FIFTY
                                    SERIES (8)   SERIES (21)    SERIES (8)    SERIES (13)   SERIES (18)    SERIES (3)   SERIES (5)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding, beginning of
period                                       -             -             -              -             -             -            -
Participant deposits                   176,653        22,732        85,638        137,119        56,144       991,910       73,472
Participant transfers                    5,597         1,270        13,458         14,275        53,645       168,584       69,896
Participant withdrawals                 (2,175)            -             -              -             -        (3,552)           -
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period       180,075        24,002        99,096        151,394       109,789     1,156,942      143,368
                                  =================================================================================================


                                     PHOENIX-                                                PHOENIX-
                                    ENGEMANN                     PHOENIX-                   J.P. MORGAN     PHOENIX-      PHOENIX-
                                     SMALL &      PHOENIX-       GOODWIN      PHOENIX-       RESEARCH        JANUS         JANUS
                                     MID-CAP      GOODWIN     MULTI-SECTOR    HOLLISTER       ENHANCED       CORE        FLEXIBLE
                                     GROWTH     MONEY MARKET  FIXED INCOME   VALUE EQUITY      INDEX         EQUITY       INCOME
                                    SERIES (2)   SERIES (10)   SERIES (8)     SERIES (1)    SERIES (2)    SERIES (4)   SERIES (19)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding, beginning of
  period                                     -             -             -              -             -             -            -
Participant deposits                   162,601     1,325,850        69,435        324,505        49,198        68,221       17,482
Participant transfers                  108,382      (205,166)      160,820         78,025        11,690        34,785       30,820
Participant withdrawals                   (828)      (30,823)            -         (3,577)            -          (994)        (630)
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period       270,155     1,089,861       230,255        398,953        60,888       102,012       47,672
                                  =================================================================================================

                                                                                            PHOENIX-       PHOENIX-     PHOENIX-
                                                               PHOENIX-     PHOENIX-        SANFORD        SANFORD      SANFORD
                                     PHOENIX-    PHOENIX-      OAKHURST      OAKHURST      BERNSTEIN      BERNSTEIN    BERNSTEIN
                                      JANUS      OAKHURST     GROWTH AND    STRATEGIC        GLOBAL        MID-CAP     SMALL-CAP
                                      GROWTH     BALANCED       INCOME      ALLOCATION       VALUE          VALUE        VALUE
                                   SERIES (11)   SERIES (15)   SERIES (4)    SERIES (13)   SERIES (14)    SERIES (2)   SERIES (14)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding, beginning of
 period                                      -             -             -              -             -             -            -
Participant deposits                   103,557       382,825       311,584        299,784        50,260       270,938      207,783
Participant transfers                  103,891       106,146       149,251        157,674        18,163        46,224       33,208
Participant withdrawals                   (930)       (2,022)         (838)       (11,593)       (1,498)       (2,455)      (2,717)
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period       206,518       486,949       459,997        445,865        66,925       314,707      238,274
                                  =================================================================================================

                                     PHOENIX-    PHOENIX-                                    ALGER         DEUTSCHE      FEDERATED
                                     SENECA      SENECA         AIM V.I.                    AMERICAN      VIT EAFE(R)  FUND FOR U.S.
                                     MID-CAP     STRATEGIC      CAPITAL       AIM V.I.      LEVERAGED      EQUITY       GOVERNMENT
                                     GROWTH       THEME       APPRECIATION     VALUE         ALL CAP       INDEX        SECURITIES
                                    SERIES (6)   SERIES (3)     FUND (20)     FUND (22)    PORTFOLIO (5)   FUND (24)      II (7)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding, beginning of
  period                                     -             -             -              -             -             -            -
Participant deposits                   187,874       322,911         3,506         25,867        47,491        11,783      116,811
Participant transfers                   70,451       190,098        32,041         32,124        25,364             -      124,868
Participant withdrawals                      -        (5,664)            -              -          (183)            -       (8,291)
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period       258,325       507,345        35,547         57,991        72,672        11,783      233,388
                                  =================================================================================================

                                                                                                                        TEMPLETON
                                    FEDERATED                     VIP                         MUTUAL      TEMPLETON     DEVELOPING
                                      HIGH          VIP          GROWTH          VIP          SHARES        ASSET        MARKETS
                                  INCOME BOND   CONTRAFUND(R) OPPORTUNITIES     GROWTH      SECURITIES     STRATEGY     SECURITIES
                                  FUND II (14)  PORTFOLIO (6) PORTFOLIO (9) PORTFOLIO (2)     FUND(16)     FUND (23)     FUND (18)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding, beginning of
  period                                     -             -             -              -             -             -            -
Participant deposits                    64,043        64,349        28,242         13,199        26,992         6,568        5,769
Participant transfers                    5,847        19,034        11,536         31,528         2,723         1,536        8,248
Participant withdrawals                 (2,457)         (169)         (333)          (865)            -             -            -
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period        67,433        83,214        39,445         43,862        29,715         8,104       14,017
                                  =================================================================================================

                                    TEMPLETON
                                     GROWTH      TEMPLETON                    WANGER          WANGER
                                     SERIES    INTERNATIONAL   TECHNOLOGY     FOREIGN     INTERNATIONAL    WANGER       WANGER U.S.
                                     FUND (5)     FUND (7)    PORTFOLIO (7)  FORTY (12)   SMALL CAP (5)   TWENTY (17)  SMALL CAP (5)
                                  ------------- ------------- ------------- -------------- ------------- ------------- ------------
Units outstanding, beginning of
  period                                     -             -             -              -             -             -            -
Participant deposits                    18,212        18,185       126,538         39,854       116,393         7,705      190,987
Participant transfers                   15,546        52,877        47,295         25,899        29,087         3,512       72,773
Participant withdrawals                   (503)           --        (1,652)          (770)         (199)            -            -
                                  -------------------------------------------------------------------------------------------------
Units outstanding, end of period        33,255        71,062       172,181         64,983       145,281        11,217      263,760
                                  =================================================================================================


(1)  From inception January 31, 2001 to December 31, 2001        (13)  From inception March 28, 2001 to December 31, 2001
(2)  From inception February 1, 2001 to December 31, 2001        (14)  From inception April 4, 2001 to December 31, 2001
(3)  From inception February 13, 2001 to December 31, 2001       (15)  From inception April 5, 2001 to December 31, 2001
(4)  From inception February 15, 2001 to December 31, 2001       (16)  From inception April 20, 2001 to December 31, 2001
(5)  From inception February 22, 2001 to December 31, 2001       (17)  From inception April 25, 2001 to December 31, 2001
(6)  From inception February 27, 2001 to December 31, 2001       (18)  From inception May 2, 2001 to December 31, 2001
(7)  From inception March 2, 2001 to December 31, 2001           (19)  From inception May 14, 2001 to December 31, 2001
(8)  From inception March 5, 2001 to December 31, 2001           (20)  From inception May 30, 2001 to December 31, 2001
(9)  From inception March 9, 2001 to December 31, 2001           (21)  From inception June 25, 2001 to December 31, 2001
(10) From inception March 19, 2001 to December 31, 2001          (22)  From inception July 23, 2001 to December 31, 2001
(11) From inception March 23, 2001 to December 31, 2001          (23)  From inception November 2, 2001 to December 31, 2001
(12) From inception March 26, 2001 to December 31, 2001          (24)  From inception December 11, 2001 to December 31, 2001

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   Phoenix assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than its deductions for such expenses. In return for the assumption of these mortality and expense risks, Phoenix charges the subaccounts the daily equivalent of .40%, .725% and .125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

   As compensation for administrative services provided to the Account, Phoenix generally receives $35 per year from each contract, which is deducted on a pro rata basis from the subaccounts and Guaranteed Interest Account in which contract/policy owners have an interest. Such fees aggregated $3,483 and $0 for the years ended December 31, 2002 and 2001.

   PEPCO is the principal underwriter and distributor for the Account.

   On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from the proceeds and are paid to Phoenix as reimbursement for services provided. Contingent deferred sales charges deducted and paid to Phoenix aggregated $3,779 and $0 for the year ended December 31, 2002 and 2001.

NOTE 7--DISTRIBUTION OF NET INCOME

   The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

    The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 9--MERGERS

   On March 22, 2002, the Phoenix-Janus Growth Series ("Growth") acquired all of the net assets of the Phoenix-Janus Core Equity Series ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

   On April 5, 2002, the Phoenix-Engemann Capital Growth Series ("Capital Growth") acquired all of the net assets of the Phoenix-Engemann Nifty Fifty Series ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

   On April 5, 2002, the Phoenix-Oakhurst Strategic Allocation Series ("Strategic Allocation") acquired all of the net assets of the Phoenix-Oakhurst Balanced Series ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

NOTE 10--MANAGER OF MANAGERS EXEMPTIVE ORDER

   The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, Inc. ("PVA") have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 11--PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES SUBSTITUTION

   Effective October 25, 2002 all shares of the Phoenix-Federated U.S. Government Bond Series held in the separate account were redeemed at net asset value and the proceeds were used to purchase shares of the Federated Fund for U.S. Government Securities II. Investors who held investments in the Phoenix-Federated U.S. Government Bond Series received a confirmation of activity for this transaction.

   As a result of the substitution, the Phoenix-Federated U.S. Government Bond Series is no longer available for investment.

NOTE 12--MIXED AND SHARED FUNDING

   Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

          THE PHOENIX EDGE(R)-VA FOR NEW YORK (DEATH BENEFIT OPTION 2)
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--REORGANIZATION

   On November 12, 2002 and December 10, 2002, The Board of Trustees of PESF approved a Plan of Reorganization to merge three Series of PESF into other existing Series of PESF. Each discontinued Series was merged into a corresponding surviving Series as follows:

   Discontinued Series                      Surviving Series                    Approval Date             Merger Date
   -------------------                      ----------------                    -------------             -----------
   Phoenix-Aberdeen New Asia                Phoenix-Aberdeen International      November 12, 2002         February 7, 2003

   Phoenix-MFS Investors Growth Stock       Phoenix-Janus Growth (1)            December 10, 2002         February 14, 2003

   Phoenix-Van Kampen Focus Equity          Phoenix-Janus Growth (1)            December 10, 2002         February 14, 2003

   On the merger date, each discontinued Series transferred substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, shareholders of the discontinued Series received a proportional number of shares in the surviving Series.

(1) MFS succeeded Janus as subadvisor.

                        REPORT OF INDEPENDENT ACCOUNTANTS






PRICEWATERHOUSECOOPERS [LOGO]



To the Board of Directors of Phoenix Life Insurance Company and Participants of Phoenix Life Variable Accumulation Account (The Phoenix Edge(R)-VA For New York (Death Benefit Option 2)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Accumulation Account (The Phoenix Edge(R)-VA For New York (Death Benefit Option 2)) at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 21, 2003

PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2002 AND 2001

                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                ------------
Report of Independent Accountants............................................................................        F-3

Consolidated Balance Sheet as of December 31, 2002 and 2001..................................................        F-4

Consolidated Statements of Income and Comprehensive Income for the years ended 2002, 2001 and
2000.........................................................................................................        F-5

Consolidated Statement of Cash Flows for the years ended 2002, 2001 and 2000.................................        F-6

Consolidated Statement of Changes in Stockholder's Equity for the years ended 2002, 2001 and
2000.........................................................................................................        F-7

Notes to Financial Statements................................................................................     F-8 - F-41

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      100 Pearl Street
                                                      Hartford CT 06103-4508
                                                      Telephone (860) 241-7000
                                                      Facsimile (860) 241-7590



                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
February 5, 2003

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                 ($ amounts in millions, except per share data)
                           DECEMBER 31, 2002 AND 2001


                                                                                                 2002             2001
                                                                                            ---------------  ---------------

ASSETS:
Available-for-sale debt securities, at fair value.......................................      $  11,836.8      $   9,607.7
Equity securities, at fair value........................................................            256.9            286.0
Mortgage loans, at unpaid principal balances............................................            468.8            535.8
Real estate, at lower of cost or fair value.............................................             69.6             83.1
Venture capital partnerships, at equity in net assets...................................            228.6            291.7
Affiliate equity and debt securities....................................................            187.4            330.6
Policy loans, at unpaid principal balances..............................................          2,195.9          2,172.2
Other investments.......................................................................            311.3            290.9
                                                                                            ---------------  ---------------
Total investments.......................................................................         15,555.3         13,598.0
Cash and cash equivalents...............................................................            970.8            547.9
Accrued investment income...............................................................            192.3            203.1
Premiums, accounts and notes receivable.................................................            224.9            175.1
Reinsurance recoverable balances........................................................             22.4             21.4
Deferred policy acquisition costs.......................................................          1,201.8          1,123.7
Deferred income taxes...................................................................             30.0             22.9
Goodwill and other intangible assets....................................................              3.1             22.6
Net assets of discontinued operations...................................................             20.8             20.8
Other general account assets............................................................            126.0            134.9
Separate account and investment trust assets............................................          5,793.1          5,570.0
                                                                                            ---------------  ---------------
TOTAL ASSETS............................................................................      $  24,140.5      $  21,440.4
                                                                                            ===============  ===============

LIABILITIES:
Policy liabilities and accruals.........................................................      $  12,680.0      $  11,846.4
Policyholder deposit funds..............................................................          3,395.7          1,515.2
Indebtedness............................................................................            175.0            175.0
Other general account liabilities.......................................................            378.4            505.7
Separate account and investment trust liabilities.......................................          5,793.1          5,564.9
                                                                                            ---------------  ---------------
TOTAL LIABILITIES.......................................................................         22,422.2         19,607.2
                                                                                            ---------------  ---------------

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES.........................................              1.7              1.1
                                                                                            ---------------  ---------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)..............             10.0             10.0
Additional paid-in capital..............................................................          1,712.0          1,712.0
Accumulated deficit.....................................................................            (79.8)            29.0
Accumulated other comprehensive income..................................................             74.4             81.1
                                                                                            ---------------  ---------------
TOTAL STOCKHOLDERS' EQUITY..............................................................          1,716.6          1,832.1
                                                                                            ---------------  ---------------
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...........................      $  24,140.5      $  21,440.4
                                                                                            ===============  ===============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                 ($ amounts in millions, except per share data)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


                                                                                2002             2001              2000
                                                                           ---------------  ---------------   ---------------

 REVENUES:
 Premiums...............................................................     $   1,081.9      $   1,112.7       $   1,147.4
 Insurance and investment product fees..................................           261.0            430.3             631.0
 Investment income, net of expenses.....................................           907.3            842.7           1,141.3
 Net realized investment gains (losses).................................           (17.5)           150.1              89.2
                                                                           ---------------  ---------------   ---------------
 TOTAL REVENUES.........................................................         2,232.7          2,535.8           3,008.9
                                                                           ---------------  ---------------   ---------------

 BENEFITS AND EXPENSES:
 Policy benefits, excluding policyholder dividends......................         1,436.1          1,406.7           1,409.8
 Policyholder dividends.................................................           401.8            400.1             378.0
 Policy acquisition cost amortization...................................            91.6            133.0             356.0
 Intangible asset amortization..........................................              .2             24.7              36.9
 Interest expense.......................................................            12.2             20.0              32.7
 Demutualization expenses...............................................            --               25.9              21.8
 Other operating expenses...............................................           290.3            470.6             604.5
                                                                           ---------------  ---------------   ---------------
 TOTAL BENEFITS AND EXPENSES............................................         2,232.2          2,481.0           2,839.7
                                                                           ---------------  ---------------   ---------------
 Income (loss) from continuing operations
   before income taxes and minority interest ...........................              .5             54.8             169.2
 Applicable income taxes (benefit)......................................           (15.4)           (15.4)             60.3
                                                                           ---------------  ---------------   ---------------
 Income (loss) from continuing operations before minority interest......            15.9             70.2             108.9
 Minority interest in net income of subsidiaries........................              .6              3.7              14.1
                                                                           ---------------  ---------------   ---------------
 INCOME (LOSS) FROM CONTINUING OPERATIONS...............................            15.3             66.5              94.8
 Income from discontinued operations....................................            --               --                 9.4
 Loss on disposal of discontinued operations............................            --               --               (20.9)
                                                                            ---------------  ---------------   ---------------
 INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES...........            15.3             66.5              83.3
 Cumulative effect of accounting changes:
 Goodwill and other intangible assets...................................           (10.3)            --                --
 Venture capital partnerships...........................................            --              (48.8)             --
 Securitized financial instruments......................................            --              (20.5)             --
 Derivative instruments.................................................            --                3.9              --
                                                                           ---------------  ---------------   ---------------
 NET INCOME (LOSS) .....................................................     $       5.0      $       1.1       $      83.3
                                                                           ===============  ===============   ===============


 COMPREHENSIVE INCOME:
 NET INCOME (LOSS)......................................................     $       5.0      $       1.1       $      83.3
                                                                           ---------------  ---------------   ---------------
 Net unrealized investment gains (losses)...............................           (25.7)            65.9              (1.3)
 Net unrealized derivative instruments gains............................             3.4              5.0              --
 Net unrealized foreign currency translation adjustment.................             1.2             (1.7)             (4.6)
 Minimum pension liability adjustment...................................            --               (8.3)              1.6
                                                                           ---------------  ---------------   ---------------
 OTHER COMPREHENSIVE INCOME (LOSS)......................................           (21.1)            60.9              (4.3)
                                                                           ---------------  ---------------   ---------------
 COMPREHENSIVE INCOME (LOSS)............................................     $     (16.1)     $      62.0       $      79.0
                                                                           ===============  ===============   ===============

The accompanying notes are an integral part of these financial statements

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


                                                                                   2002            2001             2000
                                                                              --------------  --------------   --------------

 OPERATING ACTIVITIES:
 Income (loss) from continuing operations.................................    $       15.3    $       66.5     $       94.8
 Net realized investment (gains) losses...................................            17.5          (150.1)           (89.2)
 Amortization and depreciation............................................            20.5            43.2             56.8
 Investment loss (income).................................................            67.2            97.4           (297.7)
 Securitized financial instruments and derivatives........................             --              --               --
 Deferred income taxes (benefit)..........................................            (8.8)          (28.3)           (71.6)
 Increase in receivables..................................................           (50.9)          (76.9)           (54.0)
 Deferred policy acquisition costs (increase) decrease....................          (174.1)          (76.2)           183.2
 (Increase) decrease in policy liabilities and accruals...................           453.1           469.0            472.8
 Other assets and other liabilities net change............................           (57.9)           64.4             80.0
                                                                              --------------  --------------   --------------
 Cash from continuing operations..........................................           281.9           409.0            375.1
 Discontinued operations, net.............................................           (43.7)          (75.1)          (264.6)
                                                                              --------------  --------------   --------------
 CASH FROM OPERATING ACTIVITIES...........................................           238.2           333.9            110.5
                                                                              --------------  --------------   --------------


INVESTING ACTIVITIES:
Investment purchases.....................................................         (4,951.5)       (3,822.3)        (2,110.2)
Investment sales, repayments and maturities..............................          3,550.0         2,285.0          2,154.4
Subsidiary purchases.....................................................            --             (368.1)           (59.3)
Subsidiary sales.........................................................            --              659.8             14.1
Premises and equipment additions.........................................            (13.6)          (13.7)           (21.5)
Premises and equipment dispositions......................................            --              --                20.6
Discontinued operations, net.............................................             43.7            77.5            259.5
                                                                              --------------  --------------   --------------
CASH (FOR) FROM INVESTING ACTIVITIES.....................................         (1,371.4)       (1,181.8)           257.6
                                                                              --------------  --------------   --------------

 FINANCING ACTIVITIES:
 Policyholder deposit fund receipts, net .................................         1,669.9           689.8            140.2
 Other indebtedness proceeds .............................................            --             180.0             50.0
 Indebtedness repayments .................................................            --            (144.5)          (152.4)
 Common stock issuance ...................................................            --              10.0             --
 Common stock dividends paid..............................................          (113.8)         (132.3)            --
 Capital contributions from parent........................................                            78.6
 Minority interest distributions..........................................            --              (5.8)            (5.8)
 Other financing activities, net..........................................            --              --                3.2
                                                                              --------------  --------------   --------------
 CASH FROM FINANCING ACTIVITIES...........................................          1,556.1           675.8            35.2
                                                                              --------------  --------------   --------------
 CHANGE IN CASH AND CASH EQUIVALENTS......................................            422.9          (172.1)          403.3
 Cash and cash equivalents, beginning of year.............................            547.9           720.0           316.7
                                                                              --------------  --------------   --------------
 CASH AND CASH EQUIVALENTS, END OF YEAR...................................     $      970.8    $      547.9     $      720.0
                                                                              ==============  ==============   ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                 ($ amounts in millions, except per share data)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


                                                                                2002             2001             2000
                                                                           ---------------  ---------------  ---------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Transfer from retained earnings for common shares
   issued in demutualization (10,000 shares)...........................            --            1,722.0             --
Contribution from parent for transfer of additional minimum pension
   liability...........................................................          14.4               --               --

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss)......................................................           5.0                1.1             83.3
Common stock dividends declared........................................        (113.8)            (132.3)
Transfer to common stock and additional paid-in capital
   for common shares issued in demutualization ........................            --           (1,722.0)            --
Demutualization contribution from parent ..............................            --              130.1             --
Policyholder cash payments and policy credits..........................            --              (41.5)            --
Equity adjustment for policyholder dividend obligation, net............            --              (30.3)            --
Other equity adjustments...............................................            --                3.2              5.9

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss)......................................         (21.1)              60.9             (4.3)
                                                                           ---------------  ---------------  ---------------
CHANGE IN STOCKHOLDER'S EQUITY.........................................        (115.5)              (8.8)            84.9
Stockholder's equity, beginning of year................................       1,832.1            1,840.9          1,756.0
                                                                           ---------------  ---------------  ---------------
STOCKHOLDERS' EQUITY, END OF YEAR......................................       1,716.6            1,832.1          1,840.9
                                                                           ===============  ===============  ===============


The accompanying notes are an integral part of these financial statements

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           ($ amounts in millions, except per share and per unit data)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


1.       ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. Also, we have reclassified amounts for 2001 and 2000 to conform with 2002 presentations.

We have prepared these financial statements in accordance with generally accepted accounting principles (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of goodwill and other intangible assets, investments in debt and equity securities, venture capital partnerships and affiliates; pension and other postemployment benefits liabilities and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

In December 1999, we began the process of reorganizing and demutualizing our then principal operating company, Phoenix Home Life Mutual Insurance Company (Phoenix Home Life). We completed the process in June 2001, when all policyholder membership interests in the mutual company were extinguished and eligible policyholders of the mutual company received shares of common stock, $28.8 of cash and $12.7 of policy credits as compensation. Phoenix Home Life's retained earnings immediately following the demutualization (net of cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital valued at $1,722.0. To protect the future dividends of these policyholders, we also established a closed block for their existing policies, which we describe in
Note 6.

ACCOUNTING CHANGES

At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4. At the beginning of 2001, we adopted a new accounting standard for derivative instruments and recorded the cumulative effect of the adoption as a credit to both earnings and other comprehensive income. We describe the adoption further in Note 12. Also at the beginning of 2001, we changed our accounting for venture capital partnerships to remove the lag in reporting their operating results and recorded the effect of this change as a charge to earnings. Additionally, in the beginning of the second quarter of 2001, we adopted a new accounting pronouncement for securitized financial instruments and recorded the cumulative effect of the adoption as a charge to earnings. We describe these changes further in Note 3.

Unaudited pro forma information on income (loss) from continuing operations for the years 2001 and 2000 assuming retroactive application of the accounting changes for goodwill and other intangibles assets and venture capital partnerships follows:

                                                                       2001                              2000
                                                         ---------------------------------  --------------------------------
                                                           PRO FORMA           ACTUAL         PRO FORMA          ACTUAL
                                                         ---------------   ---------------  ---------------  ---------------

Income (loss) from continuing operations.............      $      76.9       $      66.5      $     (92.6)     $      94.8

At year-end 2002, there is a newly issued accounting pronouncement that may affect our future accounting for variable interest entities included in our consolidated financial statements (Note 7). We describe this pending pronouncement within the notes to which they pertain.

BUSINESS COMBINATIONS AND DISPOSITIONS

In January of 2001, Phoenix Life purchased the minority interest in Phoenix Investment Partners, Ltd. ("PXP"). This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to The Phoenix Companies. Consequently, Phoenix Life's 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries results, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001. Had these transactions been completed at the beginning of 2000, our operating results would have differed. Selected operating information on an unaudited pro forma and an actual basis for the years 2002, 2001 and 2000 follows:

                                                                       2001                              2000
                                                         ---------------------------------  --------------------------------
                                                           PRO FORMA           ACTUAL         PRO FORMA          ACTUAL
                                                         ---------------   ---------------  ---------------  ---------------

Revenues.............................................     $  2,153.7        $  2,535.8       $  2,629.3       $  3,008.9
Income (loss) from continuing operations.............     $    (23.4)       $     66.5       $     58.4       $     94.8


2.       LIFE AND ANNUITY ACTIVITIES

The Life and Annuity activities includes individual life insurance and annuity products, including universal life, variable life, term life and fixed and variable annuities. It also includes the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

We recognize life insurance premiums, other than premiums for universal life and certain annuity contracts, as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, allow us to control exposure to potential losses arising from large risks and provide additional capacity for growth.

We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

   o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 for single life and joint first-to-die policies and $12 for joint last-to-die policies, with excess amounts ceded to reinsurers.
   o We reinsure 80% of the mortality risk on the in-force block of the Confederation Life business we acquired in December 1997.
   o We entered into two separate reinsurance agreements in October 1998 and July 1999 to reinsure 80% of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
   o We reinsure 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products.
   o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for continuing operations for the years 2002, 2001 and 2000 follows:

                                                                                2002             2001             2000
                                                                           ---------------  ---------------  ---------------

Direct premiums..........................................................    $   1,137.4      $   1,176.3      $   1,189.6
Premiums assumed from reinsureds.........................................           16.9              0.6             26.7
Premiums ceded to reinsurers.............................................          (72.4)           (64.2)           (68.9)
                                                                           ---------------  ---------------  ---------------
PREMIUMS ................................................................    $   1,081.9      $   1,112.7      $   1,147.4
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net premiums.............................          1.6%             0.1%             2.3%
                                                                           ===============  ===============  ===============

Direct policy benefits incurred..........................................    $     420.9      $     385.7      $     373.6
Policy benefits assumed from reinsureds..................................           21.2             20.9             14.7
Policy benefits ceded to reinsurers......................................          (50.7)           (55.2)           (27.7)
                                                                           ---------------  ---------------  ---------------
POLICY BENEFITS..........................................................    $     391.4      $     351.4      $     360.6
                                                                           ===============  ===============  ===============

Direct life insurance in-force...........................................    $ 112,842.8      $ 105,517.9      $ 100,086.1
Life insurance in-force assumed from reinsureds..........................          440.9             28.1          1,562.9
Life insurance in-force ceded to reinsurers..............................      (74,265.8)       (69,127.0)       (64,354.3)
                                                                           ---------------  ---------------  ---------------
LIFE INSURANCE IN-FORCE..................................................    $  39,017.9      $  36,419.0      $  37,294.7
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net insurance in-force...................          1.1%             0.1%             4.2%
                                                                           ===============  ===============  ===============

Irrevocable letters of credit aggregating $40.6 at year-end 2002 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

On July 23, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation), effective July 1, 2002. The business acquired had a total account value of $557.0 at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance. The business acquired generated a loss of $17.2 ($11.2 after income taxes) for the year 2002.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with the 1997 acquisition of the Confederation Life business, we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date, resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

In the first quarter of 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a non-recurring decrease in deferred policy acquisition cost amortization of $22.1 ($14.4 after income taxes). In the third quarter of 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, at the quarter-end we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 ($8.8 after income taxes) increase in policy acquisition cost amortization expense in the third quarter of 2002.

In the fourth quarter of 2000, we reallocated assets supporting our participating life policies. This asset reallocation resulted from the execution of our wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and a review of assets appropriate for the closed block that would be established if we reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation affected the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a non-recurring charge to earnings of $218.2 ($141.8 after income taxes).

The activity in deferred policy acquisition costs for the years 2002, 2001 and 2000 follows:

                                                                                  2002             2001            2000
                                                                             --------------   --------------  --------------

Direct acquisition costs deferred excluding acquisitions................       $    217.0       $    206.1      $    172.8
Acquisition costs recognized in Valley Forge Life acquisition...........             48.5             --              --
Costs amortized to expenses:
  Recurring costs related to operations.................................            (88.5)          (122.5)         (148.5)
(Cost) credit related to realized investment gains or losses............            (25.1)           (10.5)           10.7
  Non-recurring (cost) or credit for change in actuarial assumptions....             22.1             --            (218.2)
(Cost) or credit offsets to net unrealized investment gains or losses
  included in other comprehensive income................................            (95.9)            28.5          (116.6)
Equity adjustment for policyholder dividend obligation..................             --                3.1            --
                                                                             --------------   --------------  --------------
Change in deferred policy acquisition costs.............................             78.1            104.7          (299.8)
Deferred policy acquisition costs, beginning of year....................          1,123.7          1,019.0         1,318.8
                                                                             --------------   --------------  --------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR..........................       $  1,201.8       $  1,123.7      $  1,019.0
                                                                             ==============   ==============  ==============

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 3.0% to 6.5% at year-end 2002, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.6% to 12.3%, less administrative charges. At year-end 2002 and 2001, there was $1,345.6 million and $369.9 million, respectively, in policyholder deposit funds with no associated surrender charges.


FAIR VALUE OF INVESTMENT CONTRACTS

For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts, by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

PARTICIPATING LIFE INSURANCE

Participating life insurance in-force was 45.5% and 50.4% of the face value of total individual life insurance in-force at year-end 2002 and 2001, respectively. The premiums on participating life insurance policies were 70.4%, 73.5% and 76.2% of total individual life insurance premiums in 2002, 2001, and 2000, respectively.

FUNDS UNDER MANAGEMENT

Activity in annuity funds under management for the years 2002, 2001 and 2000:

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Deposits.................................................................       $  2,258.4      $  1,492.9      $    687.0
Performance..............................................................           (338.0)         (563.1)         (415.2)
Fees.....................................................................            (58.8)          (67.3)          (78.2)
Benefits and surrenders..................................................           (777.3)         (516.6)         (633.4)
                                                                              --------------  --------------  --------------
Change in funds under management.........................................          1,084.3           345.9          (439.8)
Funds under management, beginning of year................................          4,749.1         4,403.2         4,843.0
                                                                              --------------  --------------  --------------
FUNDS UNDER MANAGEMENT, END OF YEAR......................................       $  5,833.4      $  4,749.1      $  4,403.2
                                                                              ==============  ==============  ==============


3.       INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities). Prior to 2001, we classified private placement debt securities as held-to-maturity and reported them at amortized cost, less any impairment. In connection with our conversion to a public company, in 2001 we reclassified these securities, when their carrying value was $2,338.8, to available-for-sale and recorded a $162.0 unrealized gain ($83.9 unrealized gain after offsets for applicable deferred policy acquisition costs and deferred income taxes) in other comprehensive income.

Fair value and cost of our debt securities at year-end 2002 and 2001 follows:

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

U.S. government and agency...........................     $      461.6      $      431.3     $      269.2     $      256.0
State and political subdivision......................            534.7             481.9            531.6            508.6
Foreign government...................................            183.9             168.4            326.7            293.7
Corporate............................................          5,427.9           5,076.5          4,332.1          4,290.3
Mortgage-backed......................................          3,099.9           2,901.9          2,540.2          2,476.6
Other asset-backed...................................          2,128.8           2,122.1          1,607.9          1,648.4
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES......................................     $   11,836.8      $   11,182.1     $    9,607.7     $    9,473.6
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block...............     $    6,418.0      $    5,939.8     $    5,739.5     $    5,630.7
                                                         ===============   ===============  ===============  ===============

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

We owned no non-income producing debt securities at year-end 2002 or 2001.

Fair value and cost of our equity securities at year-end 2002 and 2001 follows:

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

Hilb, Rogal and Hamilton common stock..................    $    11.1         $     2.6        $    --          $    --
Other equity securities................................        245.8             211.0            286.0            265.5
                                                         ---------------   ---------------  ---------------  ---------------
EQUITY SECURITIES......................................    $   256.9         $   213.6        $   286.0        $   265.5
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block.................    $    --           $    --          $    --          $    --
                                                         ===============   ===============  ===============  ===============

Hilb, Rogal and Hamilton Company (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor, traded on the New York Stock Exchange; we owned 6.4% of its common shares, as well as convertible debt securities, and, prior to November 2002, we had a contractual right to designate two nominees for election to its board of directors. In November 2002, we completed a transaction where it is no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes.

Our ownership of HRH included common stock and convertible notes, which we received when we sold our property and casualty insurance distribution business to HRH in 1999. The common stock and the notes, if converted, would have represented 16.8% of HRH's common stock outstanding.

On November 12, 2002, we converted our HRH note into shares of HRH common stock, when our total HRH holdings had a total fair value of $167.1. On the following day, we sold shares of HRH common stock to The Phoenix Companies for $157.4.

As a result of these transactions, we recorded a gross realized investment gain of $107.1 in 2002. Net of offsets for applicable deferred policy acquisition costs, our realized gain was $38.8. We calculated our gains using the specific identification of the securities sold.

Gross and net unrealized gains and losses from debt and equity securities at year-end 2002 and 2001 follow:

                                                                          2002                            2001
                                                             -------------------------------  ------------------------------
                                                                 GAINS            LOSSES          GAINS           LOSSES
                                                             --------------   --------------  --------------  --------------

U.S. government and agency...............................      $    30.5        $    (0.2)      $    13.3       $    (0.1)
State and political subdivision..........................           53.1             (0.3)           24.7            (1.7)
Foreign government.......................................           20.2             (4.7)           34.1            (1.1)
Corporate................................................          442.7            (91.3)          145.5          (103.7)
Mortgage-backed..........................................          198.5             (0.5)           73.1            (9.5)
Other asset-backed.......................................           85.0            (78.3)           34.3           (74.8)
                                                             --------------   --------------  --------------  --------------
DEBT SECURITIES GAINS AND LOSSES.........................      $   830.0        $  (175.3)      $   325.0       $  (190.9)
                                                             ==============   ==============  ==============  ==============
EQUITY SECURITIES GAINS AND LOSSES.......................      $    58.7        $   (15.4)      $    52.4       $   (31.9)
                                                             ==============   ==============  ==============  ==============
NET GAINS................................................      $   698.0                        $   154.6
                                                             ==============                   ==============

MORTGAGE LOANS AND REAL ESTATE

We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

For purpose of fair value disclosures (Note 12), we estimated the fair value of mortgage loans by discounting the present value of scheduled loan payments. We based the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimated fair value as the lower of the underlying collateral value or the loan balance.

Our mortgage loans are diversified by property type, location and borrower. Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated. The fair values of our investments in mortgage loans and real estate by property type and geographic region and the fair value of our mortgage loans at year-end 2002 and 2001 follow:

                                                                     MORTGAGE LOANS                    REAL ESTATE
                                                              ------------------------------  ------------------------------
                                                                   2002            2001            2002            2001
                                                              --------------  --------------  --------------  --------------

PROPERTY TYPE:
Apartment buildings......................................       $   159.0       $   171.0       $    51.9       $    50.4
Office buildings.........................................           131.5           155.4            15.1            25.2
Retail stores............................................           151.5           170.4             2.6             7.5
Industrial buildings.....................................            42.2            52.0            --              --
Other....................................................             0.1             2.0            --              --
                                                              --------------  --------------  --------------  --------------
Subtotal.................................................           484.3           550.8            69.6            83.1
Less: valuation allowances...............................            15.5            15.0            --              --
                                                              --------------  --------------  --------------  --------------
MORTGAGE LOANS AND REAL ESTATE...........................       $   468.8       $   535.8       $    69.6       $    83.1
                                                              ==============  ==============  ==============  ==============

Amounts applicable to the closed block...................       $   373.2       $   386.5       $    --         $    --
                                                              ==============  ==============  ==============  ==============

                                                                     MORTGAGE LOANS                    REAL ESTATE
                                                              ------------------------------  ------------------------------
                                                                   2002            2001            2002            2001
                                                              --------------  --------------  --------------  --------------
GEOGRAPHIC REGION:
Northeast................................................      $    86.8        $   116.5       $    50.1       $    54.4
Southeast................................................          123.3            130.5            --              --
North central............................................          122.8            134.8             0.4             0.4
South central............................................           96.5            101.7            13.5            13.0
West.....................................................           54.9             67.3             5.6            15.3
                                                             ---------------  -------------   --------------  --------------
Subtotal ................................................          484.3            550.8            69.6            83.1
Less: valuation allowances...............................           15.5             15.0            --              --
                                                             ---------------  -------------   --------------  --------------
MORTGAGE LOANS AND REAL ESTATE...........................      $   468.8        $   535.8       $    69.6       $    83.1
                                                             ===============  =============   ==============  ==============

Fair value of mortgage loans.............................      $   488.2        $   554.1
                                                             ===============  =============


The carrying values of delinquent and in-process-of-foreclosure mortgage loans at year-end 2002 and 2001 were $5.6 and $5.6, respectively. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $29.5 and $31.1 at year-end 2002 and 2001, respectively. We have provided valuation allowances for delinquent, in-process-of-foreclosure and restructured or modified mortgage loans. Activity in valuation allowances, which have been deducted in arriving at mortgage loan and real estate carrying values, for the years 2002, 2001 and 2000 follows:

                                                              MORTGAGE LOANS                           REAL ESTATE
                                               ----------------------------------------------  -----------------------------
                                                   2002            2001            2000            2001            2000
                                               --------------  --------------  --------------  --------------  -------------

Valuation allowance, beginning of year......     $    15.0       $     9.1       $    14.3       $     9.3       $     3.2
Additions charged to income.................           0.6             6.1             1.8            --               6.1
Deductions for write-offs and disposals.....          (0.1)           (0.2)           (7.0)           (9.3)           --
                                               --------------  --------------  --------------  --------------  -------------
VALUATION ALLOWANCE, END OF YEAR............     $    15.5       $    15.0       $     9.1       $    --         $     9.3
                                               ==============  ==============  ==============  ==============  =============

Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.5, $3.6 and $3.9 in 2002, 2001 and 2000, respectively. Actual interest income on these loans included in net investment income was $2.7, $2.4 and $3.1 in 2002, 2001 and 2000, respectively. The amount of interest foregone by non-income producing mortgage loans was $0.6 for the year 2002. There were no non-income producing mortgage loans during 2001.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the earnings for any lag in reporting. In the first quarter of 2001, we changed our accounting for venture capital partnership earnings to eliminate the quarterly lag in information provided to us. We did this by estimating the change in our share of partnership earnings for the quarter. This change resulted in a $75.1 charge ($48.8 charge after income taxes), representing the cumulative effect of this accounting change on the fourth quarter of 2000.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to roll the value forward each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes both downward and upward change in value of the underlying investee companies, but we do not exceed the last reported value by the partnerships. In addition, we annually revise the valuations we have assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships.

Our venture capital earnings are subject to variability. The components of net investment income related to venture capital partnerships for the years 2002, 2001 and 2000 follow:

                                                                                   2002            2001             2000
                                                                              --------------  --------------   --------------

Net realized gains (losses) on partnership cash and stock distributions..       $    (4.7)      $    17.8        $   223.3
Partnership operating expenses...........................................            (7.4)           (6.4)            (7.7)
Net unrealized gains (losses) on partnership investments.................           (47.2)          (95.9)            61.7
                                                                              --------------  --------------   --------------
VENTURE CAPITAL PARTNERSHIP NET INVESTMENT INCOME (LOSS).................       $   (59.3)      $   (84.5)       $   277.3
                                                                              ==============  ==============   ==============

Our investments in venture capital partnerships at year-end 2002 and 2001 by type of investment follow:

                                                                                                   2002            2001
                                                                                              --------------  --------------

Technology..............................................................................        $    25.0       $    41.3
Telecommunications......................................................................             10.2            19.1
Biotechnology...........................................................................             11.1            14.1
Health care.............................................................................              9.2            10.7
Consumer and business products and services.............................................             45.9            46.6
Financial services......................................................................             28.1            30.3
Other...................................................................................             50.6            57.8
                                                                                              --------------  --------------
Private holdings........................................................................            180.1           219.9
Public holdings.........................................................................             23.0            39.8
Cash and cash equivalents...............................................................             22.4            22.5
Other...................................................................................              3.1             9.5
                                                                                              --------------  --------------
VENTURE CAPITAL PARTNERSHIPS............................................................        $   228.6       $   291.7
                                                                                              ==============  ==============

Unfunded commitments....................................................................        $   154.7       $   166.8
                                                                                              ==============  ==============

Amounts applicable to the closed block:
Venture capital partnerships............................................................        $     0.8       $    --
                                                                                              ==============  ==============
Unfunded commitments....................................................................        $     3.4       $    --
                                                                                              ==============  ==============

The unfunded commitments can be drawn down by the various venture capital partnerships as necessary to fund their portfolio investments.

Investment activity in venture capital partnerships for the years 2002, 2001 and 2000 follows:

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Capital invested.........................................................       $    43.0       $    47.0       $    96.9
Equity in partnership earnings (losses)..................................           (59.3)          (84.5)          277.3
Cumulative effect of accounting change...................................            --             (75.1)           --
Realized loss on partnerships being sold.................................            (5.1)           --              --
Distributions of earnings received.......................................           (14.2)          (30.5)         (222.4)
Distributions of capital received........................................           (27.5)          (32.5)          (22.6)
                                                                              --------------  --------------  --------------
Change in venture capital partnerships...................................           (63.1)         (175.6)          129.2
Venture capital partnership investments, beginning of year...............           291.7           467.3           338.1
                                                                              --------------  --------------  --------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF YEAR.....................       $   228.6       $   291.7       $   467.3
                                                                              ==============  ==============  ==============

In February 2003, we reached an agreement to sell a 50% interest in certain of our venture capital partnerships to an outside party and transfer the remaining 50% interest to our closed block. The carrying value of the partnerships being sold and transferred totaled $53.5 after realizing a loss of $5.1 in year 2002 to reflect the proceeds being received. The unfunded commitments of the partnerships being sold and transferred totaled $28.1; the outside party and the closed block will each fund half of these commitments.

AFFILIATE EQUITY AND DEBT SECURITIES

Our investments in affiliate equity and debt securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates; we use fair value to report our investments in these affiliates' debt securities. For years prior to 2001, we considered our investments in Aberdeen and HRH debt securities as being held-to-maturity and reported them at amortized cost. In 2001, we transferred these securities to the available-for-sale category and recorded a $110.6 unrealized gain ($71.9 unrealized gain after income taxes).

We evaluate our equity method investments for an other than temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity

Carrying value and cost of investments in affiliates at year-end 2002 and 2001 follows:

                                                                          2002                            2001
                                                             -------------------------------  ------------------------------
                                                                CARRYING                        CARRYING
                                                                 VALUE            COST            VALUE           COST
                                                             --------------   --------------  --------------  --------------

 Aberdeen common stock...................................      $   119.3        $   109.1       $   103.9       $   109.1
 Aberdeen 7% convertible notes...........................           37.5             37.5           101.2            37.5
 Aberdeen 5.875% convertible bonds.......................           15.2             21.2            --              --
 HRH common stock........................................           --               --              18.7            15.9
 HRH 5.25% convertible notes.............................           --               --              78.9            32.0
 Other...................................................           15.4             26.5            27.9            13.4
                                                             --------------   --------------  --------------  --------------
AFFILIATE DEBT AND EQUITY SECURITIES.....................      $   187.4        $   194.3       $   330.6       $   207.9
                                                             ==============   ==============  ==============  ==============

The fair value based on quoted market price of our equity investment in Aberdeen was $43.6 and $221.1 at year-end 2002 and 2001.

ABERDEEN ASSET MANAGEMENT

Our ownership of Aberdeen common stock includes 4% of their outstanding shares that we purchased in May 2001 for $46.8 and 18% of their outstanding shares that we purchased between 1996 and 1999 for $62.3. Our ownership of Aberdeen convertible debt securities includes two issues: $37.5 in 7% convertible subordinated notes issued in 1996 and $19.0 in 5.875% convertible bonds issued in 2002. The notes mature on March 29, 2003, subject to four six-month extensions at Aberdeen's option with increasing interest rates for each extension. The bonds mature in 2007. The conversion prices for both the notes and the bonds are in excess of Aberdeen's common stock price at year-end 2002. The fair value of our investment in Aberdeen common stock, based on the London Stock Exchange closing price at year-end 2002 and 2001, was $43.6 and $221.1, respectively. The carrying value of our investment in Aberdeen on the equity method of accounting totaled $119.3 and $103.9 at year-end 2002 and 2001, respectively. The difference between our investment and our percentage of Aberdeen's net assets represents goodwill resulting from our acquisition of Aberdeen common stock.

A summary of Aberdeen's financial position on a U.K. GAAP basis of accounting at September 30, 2002 and 2001 (its fiscal year-end, converted to U.S. dollars at 2002 and 2001 exchange rates) and results of its operations and cash flows for each of the three years ending September 30, 2002 converted to U.S. dollars using the 2002, 2001 and 2000 average exchange rates follows:

                                                                                                   2002            2001
                                                                                              --------------  --------------

FINANCIAL POSITION
Cash and cash equivalents...............................................................        $    52.5       $    92.6
Other current assets....................................................................             95.8           102.0
Goodwill and other intangible assets....................................................            657.8           599.0
Other general account assets............................................................             86.5            71.0
Separate account assets.................................................................            411.8            82.2
                                                                                              --------------  --------------
Total assets............................................................................          1,304.4           946.8
                                                                                              --------------  --------------
Indebtedness............................................................................            429.8           338.3
Other general account liabilities.......................................................            129.1           204.7
Separate account liabilities............................................................            411.8            82.2
Preferred stockholders' equity..........................................................             33.3            47.0
                                                                                              --------------  --------------
Total liabilities and preferred stockholders' equity....................................          1,004.0           672.2
                                                                                              --------------  --------------
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS............................................        $   300.4       $   274.6
                                                                                              ==============  ==============


                                                                                  2002            2001            2000
                                                                              --------------  --------------  --------------

RESULTS OF OPERATIONS
Revenues.................................................................       $   289.9       $   264.0       $   179.4
Expenses.................................................................           262.8           228.4           126.7
                                                                              --------------  --------------  --------------
Income before income taxes...............................................            27.1            35.6            52.7
Income taxes.............................................................            16.8            13.9            15.2
                                                                              --------------  --------------  --------------
Net income...............................................................            10.3            21.7            37.5
Preferred stock dividends................................................             1.7             1.8            --
                                                                              --------------  --------------  --------------
NET INCOME APPLICABLE TO COMMON STOCKHOLDERS.............................       $     8.6       $    19.9       $    37.5
                                                                              ==============  ==============  ==============

CASH FLOWS
Cash from operating activities...........................................       $    20.7       $    35.5       $    65.6
Cash (for) from financing activities.....................................            (6.4)          260.6           (16.6)
Cash for investing activities............................................           (53.1)         (293.6)          (37.1)
                                                                              --------------  --------------  --------------
CASH FLOWS...............................................................       $   (38.8)      $     2.5       $    11.9
                                                                              ==============  ==============  ==============

The U.K. investment management industry and the split capital closed-end fund sector in particular have suffered a significant decline in investor confidence and liquidity since September 2001. Aberdeen has acted as a manager of certain of these funds and at its 2002 year-end the funds represented 5% of its assets under management. The U.K. Financial Services Authority has commenced a review of the split capital fund sector, including Aberdeen's managed funds. The U.K. Financial Ombudsman Service has also commenced a related review of one of the funds managed by Aberdeen.

On November 1, 2002, Aberdeen announced the results of a strategic review, which concluded that it should focus on its core strength of active management of equity and fixed income securities. Consistent with the review, Aberdeen subsequently announced its intentions to divest of a business segment that actively manages property investments and a conditional agreement to dispose of its rights to manage certain retail funds for cash consideration of $138.0.

Sources of equity in earnings of and interest earned from investments in affiliates for the years 2002, 2001 and 2000 follow:

                                                                                  2002            2001             2000
                                                                              --------------  --------------  ---------------

Aberdeen common stock dividends..........................................       $     3.8       $     6.3            $5.0
Equity in Aberdeen undistributed income (loss)...........................             2.3            (0.5)            2.0
Aberdeen 7% convertible notes............................................             2.6             2.6             2.6
Aberdeen 5.875% convertible bonds........................................             1.2            --              --
HRH common stock dividends...............................................             0.5             0.6             0.6
Equity in HRH undistributed income.......................................             2.5             1.9             0.6
HRH 5.25% convertible notes..............................................             1.3             1.7             1.7
Other....................................................................            (3.2)           (0.1)           (0.8)
                                                                              --------------  --------------  ---------------
AFFILIATE INVESTMENT INCOME..............................................       $    11.0       $    12.5       $    11.7
                                                                              ==============  ==============  ===============

In connection with the adoption of a new accounting standard for goodwill and other intangible assets (Note 4), we recorded a charge of $10.3 ($10.3 after income taxes) as the cumulative effect adjustment to reduce the carrying value of goodwill to its fair value for our equity investment in an Argentine financial services company in which we have a 50% interest that is reflected in the other category above.

POLICY LOANS AND OTHER INVESTED ASSETS

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. For purposes of fair value disclosures (Note 12), we estimate the fair value of fixed rate policy loans by discounting the present value of loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements.

Other invested assets at year-end 2002 and 2001 follow:

                                                                                                   2002            2001
                                                                                              --------------  --------------

Transportation and other equipment leases...............................................        $    66.0       $    85.0
Separate account equity investments.....................................................             36.0            54.6
Mezzanine partnerships..................................................................             45.4            37.1
Affordable housing partnerships.........................................................             25.7            28.2
Derivative instruments (Note 12)........................................................             37.1            20.6
Other affiliate investments.............................................................              8.1             7.6
Equity investments in collateralized obligations........................................             17.8            18.8
Other partnership interests.............................................................             75.2            39.0
                                                                                              --------------  --------------
OTHER INVESTED ASSETS...................................................................        $   311.3       $   290.9
                                                                                              ==============  ==============

NET INVESTMENT INCOME

Sources of net investment income for the years 2002, 2001 and 2000 follow:

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Debt securities..........................................................       $   729.0       $   677.6       $   601.2
Equity securities........................................................             3.9             5.2            13.3
Mortgage loans...........................................................            40.4            45.0            54.6
Real estate..............................................................            13.9            16.1             9.2
Venture capital partnerships.............................................           (59.3)          (84.5)          277.3
Affiliate debt and equity securities.....................................            11.0            12.5            11.7
Other invested assets....................................................             3.2             7.1             3.4
Policy loans.............................................................           171.8           168.6           157.4
Cash and cash equivalents................................................            10.8            15.2            27.5
                                                                              --------------  --------------  --------------
Total investment income..................................................           924.7           862.8         1,155.6
Less: investment expenses................................................            17.4            20.1            14.3
                                                                              --------------  --------------  --------------
NET INVESTMENT INCOME....................................................       $   907.3       $   842.7        $1,141.3
                                                                              ==============  ==============  ==============

NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains and losses on asset dispositions, when declines in fair value of debt and equity securities whose value, in our judgment, is considered to be other-than-temporarily impaired are written down to fair value as a charge to realized losses included in net income. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made. The new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs, and applicable income taxes are reported separately as components of net income.

Effective April 1, 2001, we adopted a new accounting pronouncement for securitized financial instruments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine if there has been an other-than-temporary decline in value. Upon adoption of this pronouncement, we recorded a $31.6 charge ($20.5 charge after income taxes) as the cumulative effect of an accounting change.

Sources and types of net realized investment gains (losses) for the years 2002, 2001 and 2000 follow:

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Debt securities..........................................................       $  (122.9)      $   (72.6)      $    (7.5)
Equity securities........................................................            (9.8)           --              --
Mortgage loans...........................................................            (0.6)           (6.1)           (1.8)
Real estate..............................................................            --              --              (6.1)
Venture capital partnerships.............................................            (5.1)           --              --
Other invested assets....................................................           (22.0)           (3.7)           --
                                                                              --------------  --------------  --------------
IMPAIRMENT LOSSES........................................................          (160.4)          (82.4)          (15.4)
                                                                              --------------  --------------  --------------
Debt securities gains....................................................            92.6            53.2             9.6
Debt securities losses...................................................           (45.9)          (31.5)          (56.5)
Equity securities gains..................................................           116.3            12.2           178.2
Equity securities losses.................................................           (22.4)          (21.0)          (31.4)
Mortgage loans...........................................................             0.2             7.1             4.8
Real estate..............................................................             4.0            (2.5)            1.8
Other invested assets....................................................            (1.9)          215.0            (1.9)
                                                                              --------------  --------------  --------------
NET TRANSACTION GAINS....................................................           142.9           232.5           104.6
                                                                              --------------  --------------  --------------
NET REALIZED INVESTMENT GAINS (LOSSES)...................................       $   (17.5)      $   150.1       $    89.2
                                                                              ==============  ==============  ==============
Closed block applicable policyholder dividend obligation (reduction).....           (40.3)          (15.4)           --
Applicable deferred acquisition costs (benefit)..........................            25.1            10.5           (10.7)
Applicable deferred income taxes (benefit)...............................             (.5)           53.4            32.9
                                                                              --------------  --------------  --------------
Offsets to realized investment gains (losses)............................           (15.7)           48.5            22.2
                                                                              --------------  --------------  --------------
NET REALIZED INVESTMENT GAINS (LOSSES) INCLUDED IN NET INCOME............       $    (1.8)      $   101.6       $    67.0
                                                                              ==============  ==============  ==============

UNREALIZED INVESTMENT GAINS (LOSSES)

We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable deferred income taxes.

Sources of net unrealized investment gains (losses) for the years 2002, 2001 and 2000 follow:

                                                                                2002             2001             2000
                                                                           ---------------  ---------------  ---------------

Debt securities..........................................................    $    520.6       $     89.7       $    213.8
Equity securities........................................................          22.8            (23.8)           (98.6)
Affiliate debt securities................................................        (116.5)           110.6             --
Other investments .......................................................          (1.1)             3.6             (0.6)
                                                                           ---------------  ---------------  ---------------
NET UNREALIZED INVESTMENT GAINS..........................................    $    425.8       $    180.1       $    114.6
                                                                           ===============  ===============  ===============

Net unrealized investment gains..........................................    $    425.8       $    180.1       $    114.6
                                                                           ---------------  ---------------  ---------------
Applicable policyholder dividend obligation..............................         369.4            108.8             --
Applicable deferred policy acquisition costs.............................          95.9            (28.5)           116.6
Applicable deferred income taxes (benefit)...............................         (13.8)            33.9             (0.7)
                                                                           ---------------  ---------------  ---------------
Offsets to net unrealized investment gains...............................         451.5            114.2            115.9
                                                                           ---------------  ---------------  ---------------
NET UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (Note 10).......................    $    (25.7)      $     65.9       $     (1.3)
                                                                           ===============  ===============  ===============

CASH FLOWS

Investment purchases, sales, repayments and maturities for the years 2002, 2001 and 2000 follow:

                                                                                 2002            2001             2000
                                                                           ---------------  ---------------  ---------------

Debt security purchases................................................      $ (4,725.5)      $ (3,531.3)      $ (1,774.4)
Equity security purchases..............................................           (58.3)           (72.8)          (130.5)
Venture capital partnership investments................................           (43.0)           (47.0)           (96.9)
Affiliate equity and debt security purchases...........................           (28.0)           (46.8)            --
Other invested asset purchases.........................................           (73.0)           (57.4)           (45.7)
Policy loan advances, net..............................................           (23.7)           (67.0)           (62.7)
                                                                           ---------------  ---------------  ---------------
INVESTMENT PURCHASES...................................................      $ (4,951.5)      $ (3,822.3)      $ (2,110.2)
                                                                           ===============  ===============  ===============

Debt securities sales..................................................      $  1,805.1       $  1,219.5       $    921.9
Debt securities maturities and repayments..............................         1,305.6            824.7            526.0
Equity security sales..................................................           273.2            114.6            515.4
Mortgage loan maturities and principal repayments......................            67.7             58.7            126.6
Venture capital partnership capital distributions......................            28.5             30.7             37.9
Real estate and other invested assets sales............................            69.9             36.8             26.6
                                                                           ---------------  ---------------  ---------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES............................      $  3,550.0       $  2,285.0       $  2,154.4
                                                                           ===============  ===============  ===============

The maturities of debt securities and mortgage loans, by contractual sinking fund payment and maturity, at year-end 2002 are summarized in the following table. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, we may have the right to put or sell the obligations back to the issuers and mortgage loans may be refinanced. We did not refinance any mortgage loans during 2002 or 2001.

                                                                                                AFFILIATE
                                                                 DEBT           MORTGAGE          DEBT
                                                              SECURITIES         LOANS          SECURITIES         TOTAL
                                                             --------------   --------------  --------------   -------------

  Due in one year or less..............................       $   1,044.3      $      84.9     $      37.5      $   1,166.7
  Due after one year through five years................           3,613.3            240.5            21.2          3,875.0
  Due after five years through ten years...............           2,663.6             73.5            --            2,737.1
  Due after ten years..................................           3,860.9             69.9            --            3,930.8
                                                             --------------   --------------  --------------
                                                                                                               -------------
  TOTAL................................................       $  11,182.1      $     468.8     $      58.7      $  11,709.6
                                                             ==============   ==============  ==============   =============


4.       GOODWILL AND OTHER INTANGIBLE ASSETS

At the beginning of 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity-method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives, but we continue recording amortization expense for those intangible assets with definite estimated lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting-unit level at least annually. For purposes of the impairment test, the fair value of the reporting units is based on the sum of: a multiple of revenue, plus the fair value of the units tangible net fixed assets. Prior to 2002, we amortized goodwill principally over forty years and investment management contracts and employment contracts over five to sixteen years and three to seven years, respectively. All amortization expense has been and continues to be calculated on a straight-line basis.

Upon adoption of the new accounting standard, we recorded a cumulative effect charge of $10.4 to reduce the carrying value of goodwill and other intangible assets with indefinite lives to fair value related to an international equity investment.

The gross and net carrying amounts of goodwill and other intangible assets at year-end 2002 and 2001 follow:

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                             GROSS              NET             GROSS             NET
                                                         ---------------   ---------------  ---------------  ---------------

Goodwill.............................................      $     3.8         $     2.5        $     3.8        $     3.2
Other................................................            3.2                .6             21.8             19.4
                                                         ---------------   ---------------  ---------------  ---------------
GOODWILL AND OTHER INTANGIBLE ASSETS.................      $     7.0         $     3.1        $    25.6        $    22.6
                                                         ===============   ===============  ===============  ===============

Estimated intangible asset amortization for the next five years totals $0.5 as follows: 2003, $0.2; 2004, $0.2; 2005, $0.1 and $0.0 for 2006 and 2007.


5.       FINANCING ACTIVITIES

INDEBTEDNESS

We have recorded indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we have determined the fair value of indebtedness based on contractual cash flows discounted at market rates.

Our surplus notes are an obligation of Phoenix Life and are due December 1, 2006. Interest payments are at an annual rate of 6.95%, require the prior approval of the Superintendent of Insurance of the State of New York (Superintendent) and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The notes have no early redemption provisions. New York insurance law provides that the notes are not part of the legal liabilities of Phoenix Life. The carrying value was $175.0 million for 2002 and 2001. The fair value was $182.5 million and $183.4 million at 2002 and 2001, respectively

In December 2002, The Phoenix Companies closed on a new $100, 364-day unfunded unsecured senior revolving credit facility. This facility replaced the $375.0 credit facility, which was terminated. The Phoenix Companies unconditionally guarantees any loans under the new facility to us. Base rate loans would bear interest at the greater of our lead bank's prime commercial rate or effective funds rate plus 0.5%. Eurodollar rate loans would bear interest at LIBOR plus an applicable margin. Credit facility covenants require The Phoenix Companies to maintain a minimum consolidated stockholders' equity of $1,700, a maximum consolidated debt-to-capital ratio of 30% and, for us, a minimum risk-based capital ratio of 225%. All credit facility covenants were complied with at year-end 2002. There were no borrowings on this credit line in 2002.

At year-end 2002, we had $10.6 of standby letters of credit primarily to cover any potential losses on certain reinsurance.

Interest expense on our indebtedness for the years 2002, 2001 and 2000 follows:

                                                                                  2002            2001            2000
                                                                              --------------  --------------  --------------

Surplus notes............................................................       $    12.2       $    12.2       $    12.2
Senior unsecured bonds...................................................            --              --              --
Bank credit facility and other indebtedness..............................            --               7.8            20.5
                                                                              --------------  --------------  --------------
TOTAL INTEREST EXPENSE...................................................       $    12.2       $    20.0       $    32.7
                                                                              ==============  ==============  ==============

INTEREST EXPENSE PAID....................................................       $    12.2       $    23.7       $    34.1
                                                                              ==============  ==============  ==============


6.       DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company (Phoenix Life).

Effective June 30, 2001, we adopted a new accounting pronouncement, which provided guidance on accounting by insurance enterprises for demutualization, including the emergence of earnings from and the financial presentation of the closed block established in connection with the demutualization. The pronouncement specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. We recorded a charge on adoption of $30.3 to equity representing the establishment of the policyholder dividend obligation along with the corresponding effect on deferred policy acquisition costs and deferred income taxes.

As specified in the plan of reorganization, Phoenix Life established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and it will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, we expect to support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimated to continue at rates in effect for 2000.

We use the same accounting principles to account for the participating policies included in the closed block as we used prior to the date of demutualization. The only accounting policy difference is the establishment of the policyholder dividend obligation, described below.

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

As closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

Summarized information on closed block assets and liabilities at year-end 2002 and 2001 and inception (December 31, 1999) and closed block revenues and expenses, changes in the policyholder dividend obligation and cash flows, all for the cumulative period from inception to year-end 2002, the year 2002 and from the date of demutualization (June 25, 2001) to year-end 2001, follow:

                                                                               2002              2001          INCEPTION
                                                                          ----------------  ---------------  ---------------

Debt securities........................................................     $  6,418.0        $  5,739.5       $  4,773.1
Policy loans...........................................................        1,399.0           1,407.1          1,380.0
Mortgage loans.........................................................          373.2             386.5            399.0
Venture capital partnerships...........................................            0.8              --               --
                                                                          ----------------  ---------------  ---------------
Total closed block investments.........................................        8,191.0           7,533.1          6,552.1
Cash and cash equivalents..............................................          200.2             176.6             --
Accrued investment income..............................................          110.9             125.6            106.8
Premiums receivable....................................................           42.1              41.1             35.2
Deferred income taxes..................................................          402.7             392.8            389.4
Other closed block assets..............................................           45.2              18.0              6.2
                                                                          ----------------  ---------------  ---------------
TOTAL CLOSED BLOCK ASSETS..............................................        8,992.1           8,287.2          7,089.7
                                                                          ----------------  ---------------  ---------------
Policy liabilities and accruals........................................        9,449.0           9,150.2          8,301.7
Policyholder dividends payable.........................................          363.4             357.3            325.1
Policyholder dividend obligation.......................................          547.3             167.2             --
Other closed block liabilities.........................................           24.2              48.8             12.3
                                                                          ----------------  ---------------  ---------------
TOTAL CLOSED BLOCK LIABILITIES.........................................       10,383.9           9,723.5          8,639.1
                                                                          ----------------  ---------------  ---------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS............     $  1,391.8        $  1,436.3       $  1,549.4
                                                                          ================  ===============  ===============

                                                                             CUMULATIVE          2002             2001
                                                                           ---------------  ---------------  ---------------

Premiums...............................................................     $   3,238.0      $   1,043.2      $     565.7
Net investment income .................................................         1,638.1            562.0            281.1
Net realized investment losses.........................................           (79.7)           (49.3)           (18.4)
                                                                           ---------------  ---------------  ---------------
TOTAL REVENUES.........................................................         4,796.4          1,555.9            828.4
                                                                           ---------------  ---------------  ---------------
Policy benefits, excluding dividends...................................         3,302.5          1,079.4            580.0
Policyholder dividends.................................................         1,153.0            390.0            190.8
Additional policyholder dividend obligation provision..................            23.9             10.7             13.2
Other operating expenses...............................................            39.0             10.3              6.1
                                                                           ---------------  ---------------  ---------------
TOTAL BENEFITS AND EXPENSES............................................         4,518.4          1,490.4            790.1
                                                                           ---------------  ---------------  ---------------
Closed block contribution to income before income taxes................           278.0             65.5             38.3
Applicable income taxes................................................            97.7             22.6             13.4
                                                                           ---------------  ---------------  ---------------
CLOSED BLOCK CONTRIBUTION TO INCOME....................................     $     180.3      $      42.9      $      24.9
                                                                           ===============  ===============  ===============

Unrealized investment gains............................................     $     478.2      $     369.4      $      38.5
Revenue in excess of benefits and expenses.............................            69.1             10.7             13.2
Revenue in excess of benefits and expenses ($45.2) and
  unrealized investment gains ($70.3) charges to retained earnings.....            --                --             115.5
Policyholder dividend obligation, beginning of period..................            --              167.2             --
                                                                          ----------------  ---------------  ---------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD........................     $     547.3      $     547.3      $     167.2
                                                                          ================  ===============  ===============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings.


7.       SEPARATE ACCOUNTS AND INVESTMENT TRUSTS

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

Separate account assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered.

Investment trusts are assets held for the benefit of institutional clients which have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans.

Investment trusts for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles and there are no financial guarantees from us, or recourse to us, for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Separate accounts and investment trusts at year-end 2002 and 2001 follow:

                                                                                                 2002             2001
                                                                                            ---------------  ---------------

Life and Annuity segment separate accounts..............................................      $  4,131.7       $  4,769.6
Corporate and Other segment separate accounts...........................................           239.5            255.6
                                                                                            ---------------  ---------------
Total separate accounts.................................................................         4,371.2          5,025.2
                                                                                            ---------------  ---------------
Phoenix CDO I ..........................................................................           150.4            160.1
Phoenix CDO II..........................................................................           377.2            384.7
Phoenix-Mistic 2002-1 CBO...............................................................           894.3             --
                                                                                            ---------------  ---------------
Total investment trusts.................................................................         1,421.9            544.8
                                                                                            ---------------  ---------------
TOTAL SEPARATE ACCOUNT ASSETS AND INVESTMENT TRUSTS.....................................      $  5,793.1       $  5,570.0
                                                                                            ===============  ===============

VARIABLE INTEREST ENTITIES

A new accounting standard was issued in January 2003 that interprets the existing standards on consolidation. It clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtain an interest after January 31, 2003. We will adopt the new standard on July 1, 2003 for variable interest entities in which we hold a variable interest that we acquired before February 1, 2003. We are currently evaluating the effect of the adoption on our consolidated financial statements.

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may hold interests in those entities. We serve as the investment advisor to eight collateralized bond obligations (CBOs) that were motivated by bond market arbitrage opportunities, including the three in the table above. The eight CBOs have aggregate assets of $3 billion that are invested in a variety of fixed income securities and purchased from third parties. The CBOs reside in bankruptcy remote special purpose entities in which we neither provide recourse or guarantees. Our exposure under the new standard stems from our debt and equity investments in these CBOs in which affiliates earn advisory fees to manage the CBO portfolios. Our maximum exposure to loss with respect to the CBOs is $86.1 at year-end.


8.       INCOME TAXES

We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return.

The allocation of income taxes to elements of comprehensive income (loss) and between current and deferred for the years 2002, 2001 and 2000 follows:

                                                                                   2002            2001              2000
                                                                              --------------  --------------  --------------

CONTINUING OPERATIONS
Current................................................................         $     (6.6)     $     12.9      $    131.9
Deferred...............................................................               (8.8)          (28.3)          (71.6)
                                                                              --------------  --------------  --------------
CONTINUING OPERATIONS..................................................              (15.4)          (15.4)           60.3
Discontinued operations................................................               --              --              (5.9)
Cumulative effect of accounting changes................................               --             (35.2)           --
                                                                              --------------  --------------  --------------
NET INCOME (LOSS)......................................................              (15.4)     $    (50.6)     $     54.4
Other comprehensive income.............................................               (6.1)           31.2            (2.3)
                                                                              --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)............................................         $    (21.5)     $    (19.4)     $     52.1
                                                                              ==============  ==============  ==============

Current................................................................         $     (6.6)     $     12.9      $    126.0
Deferred...............................................................              (14.9)          (32.3)          (73.9)
                                                                              --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO COMPREHENSIVE INCOME..............         $    (21.5)     $    (19.4)           52.1
                                                                              ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)..........................................         $     (2.2)     $    (47.0)     $    135.8
                                                                              ==============  ==============  ==============

For the years 2002, 2001 and 2000, the effective federal income tax rates applicable to income from continuing operations differ from the 35.0% statutory tax rate. Items giving rise to the differences and the effects are as follow:

                                                                                    2002           2001            2000
                                                                              --------------- --------------  --------------

Income taxes (benefit) at statutory rate...............................         $      .2       $    19.2       $    59.2
Tax advantaged investment income.......................................             (12.6)           (7.2)           (6.7)
Non-deductible intangible asset amortization and impairments...........              --              --               2.7
Minority interest in income of subsidiaries............................              --              --              (2.0)
Other, net.............................................................              (3.0)           (6.4)           (3.3)
Differential earnings (mutual life insurance company equity tax).......              --             (21.0)           10.4
                                                                              --------------- --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS.............         $   (15.4)      $   (15.4)      $    60.3
                                                                              =============== ==============  ==============

Deferred income tax assets (liabilities) attributable to temporary differences at year-end 2002 and 2001 follow:

                                                                                                   2002            2001
                                                                                              --------------  --------------

Deferred income tax assets:
Future policyholder benefits............................................................        $   190.3       $   207.8
Unearned premiums / deferred revenues...................................................            129.3           133.6
Policyholder dividend obligation........................................................            113.3            16.3
Employee benefits.......................................................................             83.5            84.6
Intangible assets.......................................................................              2.6            --
Investments.............................................................................             93.3            68.7
Net operating loss carryover benefits...................................................             34.7            --
Foreign tax credits carryover benefits..................................................               .1            --
Other...................................................................................             28.0            --
                                                                                              --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS........................................................            675.1           511.0
                                                                                              --------------  --------------
Deferred tax liabilities:
Deferred policy acquisition costs.......................................................           (282.1)         (234.1)
Investments.............................................................................           (348.6)         (235.0)
Other ..................................................................................            (14.4)          (19.0)
                                                                                              --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES...................................................           (645.1)         (488.1)
                                                                                              --------------  --------------
DEFERRED INCOME TAX ASSET ..............................................................        $    30.0       $    22.9
                                                                                              ==============  ==============

We have elected to file a consolidated federal income tax return for 2002 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

At year-end 2002, we had net operating losses of $99.1 for federal income tax purposes of which $1.3 expires in 2011, $1.3 expires in 2012, $24.6 expires in 2015, $15.6 expires in 2016 and $56.2 expires in 2017. The operating losses are primarily attributable to the life insurance group of subsidiaries. We believe that the tax benefits of these losses will be fully realized before their expiration. As a result, no valuation allowance has been recorded against the deferred income tax asset resulting from the net operating losses.

At year-end 2002, we had foreign tax credit carryover totaling $0.1, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.


9.       EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

We have entered into agreements with certain key executives of both Phoenix Life and PXP that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by the company for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements.

We recorded a non-recurring expense of $27.1 ($17.6 after income taxes) in 2002 primarily in connection with organizational and employment-related costs. In the fourth quarter of 2002, we recorded an additional non-recurring expense of $3.5 ($2.6 after income taxes) primarily associated with a work force reduction commitment.

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.


Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this foregiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002.


Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

The Phoenix Companies' changes in the plans' assets and projected benefit obligations for the years 2002 and 2001 follow:

                                                                        EMPLOYEE PLAN               SUPPLEMENTAL PLAN
                                                                 ----------------------------  -----------------------------
                                                                     2002           2001           2002           2001
                                                                 -------------  -------------  -------------- --------------

ASSETS:
Plan assets' actual return....................................     $   (43.2)     $   (28.4)     $    --        $    --
Employer contributions........................................          --             --              4.2            5.2
Participant benefit payments..................................         (24.2)         (21.3)          (4.2)          (5.2)
                                                                 -------------  -------------  -------------- --------------
Change in plan assets.........................................         (67.4)         (49.7)          --             --
Plan assets, beginning of year................................         395.1          444.8           --             --
                                                                 -------------  -------------  -------------- --------------
PLAN ASSETS, END OF YEAR......................................     $   327.7      $   395.1      $    --        $    --
                                                                 =============  =============  ============== ==============

PROJECTED BENEFIT OBLIGATION:
Service and interest cost accrual.............................     $   (36.5)     $   (33.5)     $   (12.0)     $   (11.0)
Actuarial gain (loss).........................................         (23.2)           0.2          (17.8)         (23.7)
Plan amendments...............................................         (11.8)          (4.3)          19.1          (14.5)
Curtailments..................................................          --            (12.2)          (0.6)          (2.2)
Participant benefit payments..................................          24.2           21.3            4.2            5.2
                                                                 -------------  -------------  -------------- --------------
Change in projected benefit obligation........................         (47.3)         (28.5)          (7.1)         (46.2)
Projected benefit obligation, beginning of year...............        (362.8)        (334.3)        (119.8)         (73.6)
                                                                 -------------  -------------  -------------- --------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR.....................     $  (410.1)     $  (362.8)     $  (126.9)     $  (119.8)
                                                                 =============  =============  ============== ==============

The funded status of the plans at year-end 2002 and 2001 follows:

                                                                       EMPLOYEE PLAN                SUPPLEMENTAL PLAN
                                                               ------------------------------  -----------------------------
                                                                   2002            2001            2002            2001
                                                               --------------  --------------  --------------  -------------

Excess of accrued pension benefit cost
  over amount contributed to plan............................    $   (25.7)      $   (26.6)      $   (73.6)      $   (60.9)
Excess of accumulated benefit obligation over plan assets....        (25.3)           --             (37.9)          (40.8)
                                                               --------------  --------------  --------------  -------------
Accrued benefit obligation in other liabilities .............        (51.0)          (26.6)         (111.5)         (101.7)
Intangible asset  ...........................................         14.2            --              --              18.6
Minimum pension liability adjustment in
  accumulated other comprehensive income.....................         11.1            --              37.9            22.2
                                                               --------------  --------------  --------------  -------------
Funding status recognized in balance sheet ..................        (25.7)          (26.6)          (73.6)          (60.9)
                                                               --------------  --------------  --------------  -------------
Net unamortized gain (loss) .................................        (47.4)           55.4           (54.4)          (40.3)
Unamortized prior service (cost) credit .....................        (14.2)           (3.9)            1.1           (18.6)
Net unamortized transition asset ............................          4.9             7.4            --              --
                                                               --------------  --------------  --------------  -------------
Funding status unrecognized in balance sheet ................        (56.7)           58.9           (53.3)          (58.9)
                                                               --------------  --------------  --------------  -------------
PLAN ASSETS GREATER (LESS) THAN
  PROJECTED BENEFIT OBLIGATIONS, END OF YEAR ................    $   (82.4)      $    32.3       $  (126.9)      $  (119.8)
                                                               ==============  ==============  ==============  =============

At year-end 2002, we estimate minimum funding requirements for the employee pension plan of $138.0 through 2007, including $1.7 in 2003 and $8.6 in 2004.

OTHER POST-EMPLOYMENT BENEFITS. The funded status of the other post-retirement plans at year-end 2002 and 2001 follows:

                                                                                                  2002            2001
                                                                                              --------------  --------------

Accrued benefit obligation included in other liabilities................................        $  (106.4)      $  (108.7)
                                                                                              --------------  --------------
Net unamortized gain....................................................................             18.3            42.0
Unamortized prior service (costs) credits...............................................             13.9            (2.1)
                                                                                              --------------  --------------
Funding status unrecognized in balance sheet............................................             32.2            39.9
                                                                                              --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR........................        $   (74.2)      $   (68.8)
                                                                                              ==============  ==============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post-retirement benefit obligation by $3.1 and the annual service and interest cost by $0.4. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated post-retirement benefit obligation by $3.0 and the annual service and interest cost by $0.4.


10.      OTHER COMPREHENSIVE INCOME

We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income until the foreign entity is sold or liquidated or the functional currency of that entity is deemed to be highly inflationary. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Sources of other comprehensive income for the years 2002, 2001 and 2000 follow:

                                                        2002                      2001                      2000
                                             -------------------------------------------------------------------------------
                                                 GROSS          NET         GROSS         NET         GROSS         NET
                                             ------------- ------------ ------------- ------------ ------------ ------------

Gains (losses) on investments.............     $  683.0     $  141.4      $   86.5     $    6.9     $  205.2     $   57.6
Gains (losses) on affiliate debt securities      (116.5)       (75.7)        110.6         71.9         --           --
Net realized investment gains (losses)
  on available-for-sale securities
  included in net income..................       (140.7)       (91.4)        (17.0)       (12.9)       (90.6)       (58.9)
                                             ------------- ------------ ------------- ------------ ------------ ------------
Net unrealized investment gains (losses)..        425.8        (25.7)        180.1         65.9        114.6         (1.3)
Net unrealized derivative instruments
  gains...................................          5.3          3.4           7.7          5.0         --           --
Net unrealized foreign currency
  translation adjustment .................          7.1          1.2          (2.6)        (1.7)        (7.1)        (4.6)
Minimum pension liability adjustment......         --           --           (12.8)        (8.3)         2.5          1.6
                                             ------------- ------------ ------------- ------------ ------------ ------------
Other comprehensive income................        438.2     $  (21.1)        172.4     $   60.9        110.0     $   (4.3)
                                             ------------- ============ ------------- ============ ------------ =============
Applicable policyholder
  dividend obligation.....................        369.4                      108.8                      --
Applicable deferred policy acquisition
  cost amortization.......................         95.9                      (28.5)                    116.6
Applicable deferred income taxes (benefit)         (6.1)                      31.2                      (2.3)
                                             --------------             -------------             -------------
Offsets to other comprehensive income.....        449.9                      111.5                     114.3
                                             --------------             -------------             -------------
OTHER COMPREHENSIVE INCOME................     $  (21.1)                  $   60.9                  $   (4.3)
                                             ==============             =============             =============

Components of accumulated other comprehensive income at year-end 2002 and 2001 follows:

                                                                                  2002                      2001
                                                                        -------------------------- -------------------------
                                                                            GROSS         NET          GROSS         NET
                                                                        ------------- ------------ ------------- -----------

Unrealized gains on investments......................................     $  691.4     $   70.4     $  265.6     $   96.1
Unrealized gains on derivative instruments...........................         13.0          8.4          7.7          5.0
Unrealized currency translation adjustment...........................         (1.6)        (4.4)        (8.7)        (5.6)
Minimum pension liability adjustment.................................         --           --          (22.2)       (14.4)
                                                                        ------------- ------------ ------------- -----------
Accumulated other comprehensive income...............................        702.8     $   74.4        242.4     $   81.1
                                                                        ------------- ============= ------------ =============
Applicable policyholder dividend obligation..........................        478.2                     108.8
Applicable deferred policy acquisition costs.........................        106.3                      10.4
Applicable deferred income taxes.....................................         43.9                      42.1
                                                                        -------------             -------------
Offsets to other comprehensive income................................        628.4                     161.3
                                                                        -------------             -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME...............................     $   74.4                  $   81.1
                                                                        =============             =============


11.      DISCONTINUED OPERATIONS

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. We sold several operations, had a signed agreement to sell one of the operations and we implemented plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the table below.

During 1999, we placed certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts.

We established reserves and reinsurance recoverables for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves and reinsurance recoverables are a net present value amount that is based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our finite reinsurance and other reinsurance to cover our losses and the likely legal and administrative costs of winding down the business.

Total reserves were $35.0 and $60.0 and total reinsurance recoverables were $65.0 and $30.0 at year-end 2002 and 2001, respectively. In addition, in 1999 we purchased finite aggregate excess-of-loss reinsurance to further protect us from unfavorable results from this discontinued business. The maximum coverage available from our finite reinsurance coverage is currently $120.0. The amount of our total financial provisions at year-end 2002 was therefore $90.0, consisting of reserves, less reinsurance recoverables, plus the amount currently available from our finite aggregate excess-of-loss reinsurance. Based on the most recent information, we did not recognize any additional reserve provisions during 2002 and 2001. In 2000, we increased reserves by $97.0 (before income taxes) to reflect expected deteriorating trends in claim experience and higher expenses.

We expect the additional reserves and aggregate excess-of-loss reinsurance coverage to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool and we terminated our participation in the pool effective March 1, 1999. Additional information on reinsurance disputes is included in
Note 17.

In April 2000, we exited the group life and health business and sold all of the common stock of three subsidiaries and 97% of the common stock of another subsidiary, which was renamed GE Group Life Assurance Company to GE Financial Assurance Holdings, Inc. (GE). We retained the remaining 3.0% of that insurer. The sales proceeds totaled $283.9, with $238.9 in cash and $45.0 in common stock, representing a 3.1% interest in GE Life and Annuity Assurance Company, a subsidiary of GE. In October 2000, we also sold all of the common stock of two other life and health subsidiaries to GE. The sales proceeds totaled $2.0. The net gain on the sales of $71.7 is reported as gain on disposal of discontinued operations. We have the right to put these shares of GE Group Life Assurance Company and GE Life and Annuity Assurances Company to GE beginning in 2005.

In May 2000, we sold our investment in 50% of the outstanding common stock of a real estate property management firm, for $6.0. The transaction resulted in a loss of $0.6.

The operating results of discontinued operations and the loss on disposal for the year 2000 are presented below. There were no additional operating results for the years ended 2002 and 2001. Earnings from discontinued operations follow:

                                                                               GROUP LIFE      REAL ESTATE
                                                              REINSURANCE      AND HEALTH      MANAGEMENT         TOTAL
                                                             --------------   --------------  --------------   -------------

REVENUE...................................................     $     --         $    117.6      $      0.4       $   118.0
                                                             ==============   ==============  ==============   =============

Income from discontinued operations
  before income taxes.....................................     $     --         $     14.8      $     (0.3)      $    14.5
Applicable income taxes (benefit).........................           --                5.2            (0.1)            5.1
                                                             --------------   --------------  --------------   -------------
INCOME FROM DISCONTINUED OPERATIONS.......................     $     --         $      9.6      $     (0.2)      $     9.4
                                                             ==============   ==============  ==============   =============

Gain (loss) on disposal of discontinued operations........     $   (103.0)      $     71.7      $     (0.6)      $   (31.9)
Applicable income taxes (benefit).........................          (36.0)            25.2            (0.2)          (11.0)
                                                             --------------   --------------  --------------   -------------
LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS...............     $    (67.0)      $     46.5      $     (0.4)      $   (20.9)
                                                             ==============   ==============  ==============   =============

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and separately identified them on our balance sheet.


12.      FAIR VALUE OF FINANCIAL INSTRUMENTS AND DERIVATIVE INSTRUMENTS

The carrying amounts and estimated fair values of financial instruments at year-end 2002 and 2001 follow:

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                            CARRYING           FAIR            CARRYING          FAIR
                                                             VALUE             VALUE            VALUE            VALUE
                                                         ---------------   ---------------  ---------------  ---------------

Cash and cash equivalents..........................        $     970.8       $     970.8      $     547.9      $     547.9
Debt securities (Note 3) ..........................           11,836.8          11,836.8          9,607.7          9,607.7
Equity securities (Note 3).........................              256.9             256.9            286.0            286.0
Mortgage loans (Note 3)............................              468.8             488.2            535.8            554.1
Derivative financial instruments...................               37.1              37.1             20.6             20.6
Policy loans (Note 3)..............................            2,195.9           2,367.9          2,172.2          2,252.9
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL ASSETS...................................        $  15,766.3       $  15,957.7      $  13,170.2      $  13,269.2
                                                         ===============   ===============  ===============  ===============
Investment contracts...............................        $   3,428.5       $   3,514.7      $   1,548.7      $   1,549.4
Indebtedness (Note 5)..............................              175.0             182.5            175.0            183.4
Derivative financial instruments...................               26.5              26.5              9.7              9.7
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL LIABILITIES..............................        $   3,630.0       $   3,723.7      $   1,733.4      $   1,742.5
                                                         ===============   ===============  ===============  ===============

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

All derivative instruments are recognized on the balance sheet at fair value. Generally, each derivative is designated according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk. Cash flow hedges are generally accounted for under the shortcut method with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred.

CASH FLOW HEDGES

We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2002 and 2001. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

We recognized an after-tax gain of $1.8 and $3.0 for the years 2002 and 2001 in accumulated other comprehensive income related to changes in fair value of interest rate forward swaps designated as cash flow hedges of the forecasted purchase of assets. At year-end 2002 we expect to reclassify into earnings over the next twelve months $0.6 of the deferred after tax gains on these derivative instruments. For the year 2001, we reclassified an after-tax gain of $0.3 to net realized investment gains related to these same derivatives.

NON-HEDGING DERIVATIVES

We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

On January 1, 2001, we recorded a net-of-tax cumulative effect adjustment of $1.3 (gain) in earnings to recognize at fair value all derivatives that were designated as fair-value hedging instruments. We recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. We also recorded a net-of-tax cumulative effect adjustment of $1.1 (gain) in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments. For derivative instruments that were not designated as hedges, we also recorded a cumulative effect adjustment of $6.9 in earnings, ($3.9 after income taxes) in earnings to recognize these instruments at fair value.

We held the following positions in derivative instruments at year-end 2002 and 2001 at fair value:

                                                                                     2002                          2001
                                                                         ----------------------------  ----------------------------
                                             NOTIONAL
                                             AMOUNT(1)     MATURITY(1)       ASSET        LIABILITY        ASSET        LIABILITY
                                           -------------  -------------  -------------  -------------  -------------  -------------
Interest rate swaps:
  Fair value hedges.........................  $   --            --        $    --        $    --        $     2.9       $  --
  Cash flow hedges..........................       30         2007              5.6           --              3.1           0.5
  Non hedges................................      360         2007             30.7           26.5           13.8           9.2
Other.......................................      135        2003-08            0.8           --              0.8          --
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL DERIVATIVE INSTRUMENT POSITIONS.......  $   525                     $    37.1      $    26.5      $    20.6       $   9.7
                                           =============                 =============  =============  =============  =============

We are exposed to credit risk in the event of nonperformance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the

-----------------------
(1) Notional amounts and maturities relate to contracts in effect at December 31, 2002.

positive fair value at the reporting date, or $37.1 and $20.6 at year-end 2002 and 2001, respectively. We consider the likelihood of any material loss on these instruments to be remote.

13.      PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

Our insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities.

As of January 1, 2001 the New York Insurance Department adopted the National Association of Insurance Commissioner's (NAIC) Codification of Statutory Accounting Principles guidance, with the exception for accounting for deferred income taxes. Codification guidance replaced the accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting; it also provides guidance for areas where statutory accounting has been silent and changed current statutory accounting in other areas. The effect of adoption decreased the statutory surplus of our insurance subsidiaries by $66.4, primarily as a result of non-admitting certain assets and recording increased investment reserves. As of year-end 2002, the New York Insurance Department adopted the NAIC codification guidance for accounting for deferred income taxes. As a result, Phoenix Life recorded a $135.8 increase to surplus at December 31, 2002.

At year-end 2002, statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily as follows:

   o     policy acquisition costs are expensed when incurred;
   o     investment reserves are based on different assumptions;
   o     surplus notes are included in surplus rather than debt;
   o post-retirement benefit expense allocated to Phoenix Life relate only to vested participants and expense is based on different assumptions and reflect a different method of adoption;
   o     life insurance reserves are based on different assumptions; and
   o net deferred income tax assets in excess of 10% of previously filed statutory capital and surplus plus carry back potential are not recorded.

Statutory financial data for Phoenix Life at year-end 2001 and 2002 and for the years 2002, 2001 and 2000 are as follows:

                                                                                  2002             2001            2000
                                                                             --------------   --------------  --------------

Statutory capital and surplus, and asset valuation reserve...............      $ 1,008.0        $ 1,371.3       $ 1,882.5
Statutory gain from operations...........................................      $    44.5        $   119.9           266.4
Statutory net income (loss)..............................................      $     7.5        $   (13.4)      $   266.1

New York Insurance Law requires that New York life insurers report their risk based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) at year-end 2002 and 2001.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval in the amount of the lesser of 10% of Phoenix Life's capital and surplus as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $113.8 and $132.3 in 2002 and

2001, respectively, and will be able to pay dividends of $44.5 in 2003 without prior approval from the New York Insurance Department. Any additional dividend payments in 2003 are subject to the discretion of the New York Superintendent of Insurance.


14.      PREMISES AND EQUIPMENT

Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation. We depreciate real estate on the straight-line method over 10 to 45 years. We depreciate equipment primarily on the modified accelerated method over 3 to 10 years. We depreciate leasehold improvements over the terms of the related leases.

Premises and equipment are included in other general account assets in our balance sheet. Cost and carrying value at year-end 2002 and 2001 follows:

                                                                             2002                          2001
                                                                 -----------------------------  ----------------------------
                                                                                   CARRYING                      CARRYING
                                                                     COST           VALUE           COST          VALUE
                                                                 -------------   -------------  -------------  -------------

Real estate...................................................     $  155.5        $   72.1       $  157.1       $   79.1
Equipment.....................................................        134.7            26.0          131.6           23.1
                                                                 -------------   -------------  -------------  -------------
PREMISES AND EQUIPMENT........................................     $  290.2        $   98.1       $  288.7       $  102.2
                                                                 =============   =============  =============  =============

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $12.1, $13.4 and $14.1 in 2002, 2001 and 2000, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $24.6 at year-end 2002, payable as follows: 2003, $8.7; 2004, $6.4; 2005, $4.7; 2006, $2.6; 2007, $1.8 and $0.4
thereafter.


15.      RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001 and $8.2 million for the twelve months ended December 31, 2002. Amounts payable to the affiliated investment advisors were $546 and $565 thousand, as of December 31, 2001 and 2002, respectively. Variable product separate accounts fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001 and $5.3 million for the twelve months ended December 31, 2002.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 5% and 4% for the years ended December 31, 2001 and 2002, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are

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

licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to The Phoenix Companies. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001 and $43.5 million for the twelve months ended December 31, 2002. Amounts payable to PEPCO were $4.7 million and $3.3 million, as of December 31, 2001 and 2002, respectively.

In 2001, Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than 5 percent of The Phoenix Companies' outstanding common stock. In 2002, we paid approximately $10.7 million, as compensation for the sale of our insurance and annuity products, to entities which were either subsidiaries of State Farm or owned by State Farm employees.


16.      CONTINGENT LIABILITIES

As described in Note 13, a significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we are involved in several proceedings in which the pool members assert that they can deny coverage to certain insurers that claim that they purchased reinsurance coverage from the pool.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. On October 8, 2002, the arbitration panel issued its decision. The financial implications of the decision are consistent with our current financial provisions.

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. Currently, we are involved in separate arbitration proceedings with certain of our own retrocessionaires which are seeking on various grounds to avoid paying any amounts to us. Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our retrocessionaires successfully avoids its obligations.

During 2000, we reached settlements with several of the companies involved in Unicover. In January 2000, we and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group (EBI/Orion), by which all pool members were released from their obligations as reinsurers of EBI/Orion. Also in January 2000, we settled with Reliance Insurance Company (Reliance) and its parent Reliance Group Holdings, Inc. and were released from our obligations as a reinsurer of the so-called Reliance facility. In March 2000, we settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing us from our obligation as a reinsurer of the so-called Lincoln facility. In May 2000, we reached an agreement with one of our retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions we established in 1999. There was no effect on net income resulting from these settlements for year-end 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which we participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and we believe that similar discussions will follow for the remaining years. Although we are vigorously defending our contractual rights, we are actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is our opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on our financial position.

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